UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03290

Name of Fund: BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Global Opportunities V.I. Fund

BlackRock High Yield V.I. Fund

BlackRock International V.I. Fund

BlackRock iShares Alternative Strategies V.I. Fund

BlackRock iShares Dynamic Allocation V.I Fund

BlackRock iShares Dynamic Fixed Income V.I. Fund

BlackRock iShares Equity Appreciation V.I. Fund

BlackRock Large Cap Core V.I. Fund

BlackRock Large Cap Growth V.I. Fund

BlackRock Large Cap Value V.I. Fund

BlackRock Managed Volatility V.I. Fund

BlackRock Money Market V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

BlackRock Value Opportunities V.I. Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Variable Series

Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2015

Date of reporting period: 06/30/2015

Item 1 – Report to Stockholders

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

 BlackRock Variable Series Funds, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

The Markets in Review

Dear Shareholder,

During the 12-month period ended June 30, 2015, market volatility increased from the remarkably low levels seen in recent years, although it remained below the historical average. In the middle of 2014, geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile, stoking worries about economic growth outside the United States. The U.S. economy, however, was showing improvement, which made investors concerned that the U.S. Federal Reserve (the “Fed”) would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows.

In the fourth quarter, U.S. growth picked up considerably while the broader global economy showed more signs of slowing. This, combined with rising global risks, drove investors to the relative stability of U.S. assets. International markets continued to struggle even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy. Oil prices plummeted due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and putting stress on emerging markets. Fixed income investors piled into U.S. Treasuries despite their persistently low yields, which had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path. However, meaningful strength in the labor market underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The period ended on a downbeat, but temporary, note as Greece’s long-brewing debt troubles came to an impasse. As the drama unfolded around the tumultuous negotiations between Greece and its creditors, investors feared the possibility of Greece leaving the euro zone and the impact such an event might have on global markets. Most asset classes broadly sold off, especially in Europe, even while macroeconomic and company fundamentals continued to improve.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	1.23%	7.42%
U.S. small cap equities (Russell 2000® Index)	4.75	6.49
International equities (MSCI Europe, Australasia, Far East Index)	5.52	(4.22)
Emerging market equities (MSCI Emerging Markets Index)	2.95	(5.12)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	(0.51)	3.79
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.10)	1.86
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.01	3.00
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.53	(0.39)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶  BlackRock Basic Value V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2015	BlackRock Basic Value V.I. Fund

Investment Objective

BlackRock Basic Value V.I. Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Fund perform?

•	For the six months ended June 30, 2015, the Fund outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

Stock selection in the energy sector was the largest positive contributor to relative performance. Significant positions in refiners Valero Energy Corporation and Marathon Petroleum Corporation each generated strong positive returns. At the same time, avoidance of large integrated oil companies Chevron Corporation and Exxon Mobil Corporation added to relative performance, as each declined significantly amid a weak oil price environment.

•	Sector allocation also added value, in particular a substantial overweight to the top-performing health care sector and underweight to the poor-performing utilities sector.

•

Within consumer staples, top holding Kroger Co. continued its upward momentum, prompting a reduction in the Fund’s position. In addition, a lack of exposure to large benchmark constituent Procter & Gamble Inc. added value, as strength in the dollar and lackluster growth in emerging markets challenged the company’s substantial international business.

•

Positive contributions within health care were led by the Fund’s exposure to the pharmaceuticals industry. In particular, a position in Hospira, Inc. rose significantly on news of an acquisition by Pfizer, Inc. Pfizer was one of the Fund’s largest positions, and its shares reacted positively as well to the deal, as Hospira’s position in generic versions of biologic drugs was seen as a valuable addition. The deal is expected to add to Pfizer’s earnings per share and increase the company’s growth rate.

•

An overweight in information technology (“IT”) negatively impacted performance, driven largely by above-benchmark exposure to the communications equipment industry. Specifically, a position in QUALCOMM Inc. declined amid concerns over its business in China, while Ericsson fell after reporting lower-than-expected quarterly earnings in April.

•

Stock selection in the telecommunication services (“telecom”) sector detracted modestly from relative performance. Not owning large benchmark holding AT&T Inc. hurt results, as the company received investor attention in advance of its imminent acquisition of DirecTV. We continue to view Verizon Communications Inc. as the likely winner among wireless providers, with the most differentiated and highest quality network, and it trades at a discount to AT&T.

Describe recent portfolio activity.

•

During the period, the investment advisor increased the Fund’s investments in the consumer discretionary, telecom services and energy sectors, while reducing exposure to IT, consumer staples and health care.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Fund ended the period with the largest sector overweight positions in consumer discretionary and health care, while the most significant underweights were industrials, consumer staples and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Financials	31%
Health Care	17
Energy	13
Consumer Discretionary	13
Information Technology	10
Telecommunication Services	5
Industrials	4
Utilities	3
Materials	2
Consumer Staples	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

BlackRock Basic Value V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth.

[3]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended June 30, 2015
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	3.23%	5.55%	16.43%	7.94%
Class II4	3.11	5.36	16.23	7.78
Class III[4]	3.07	5.22	16.10	7.67
Russell 1000® Value Index	(0.61)	4.13	16.50	7.05

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$1,032.30	$3.63	$1,000.00	$1,012.22	$3.61	0.72%
Class II	$1,000.00	$1,031.10	$4.48	$1,000.00	$1,020.38	$4.46	0.89%
Class III	$1,000.00	$1,030.70	$5.04	$1,000.00	$1,019.84	$5.01	1.00%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	3

Disclosure of Expenses	BlackRock Basic Value V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Basic Value V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.7%
Honeywell International, Inc.	15,140	$1,543,826
Northrop Grumman Corp.	5,160	818,531
Raytheon Co.	58,930	5,638,422
Spirit AeroSystems Holdings, Inc., Class A (a)	14,830	817,281

		8,818,060
Airlines — 0.4%
American Airlines Group, Inc.	54,060	2,158,886
Auto Components — 1.3%
Lear Corp.	59,340	6,661,508
Automobiles — 1.4%
General Motors Co.	189,800	6,326,034
Thor Industries, Inc.	14,439	812,627

		7,138,661
Banks — 13.8%
Citigroup, Inc.	451,520	24,941,965
JPMorgan Chase & Co.	382,366	25,909,120
KeyCorp	214,320	3,219,086
Regions Financial Corp.	402,680	4,171,765
Wells Fargo & Co.	222,840	12,532,522

		70,774,458
Capital Markets — 1.5%
Ameriprise Financial, Inc.	9,840	1,229,311
KKR & Co. LP (a)	57,354	1,310,539
Morgan Stanley	118,770	4,607,088
State Street Corp.	4,180	321,860

		7,468,798
Chemicals — 2.2%
Akzo Nobel NV — ADR	258,420	6,284,774
Celanese Corp., Series A	9,640	692,923
LyondellBasell Industries NV, Class A	43,550	4,508,296

		11,485,993
Communications Equipment — 8.5%
Cisco Systems, Inc.	795,790	21,852,393
Motorola Solutions, Inc.	16,100	923,174
QUALCOMM, Inc.	238,050	14,909,071
Telefonaktiebolaget LM Ericsson — ADR	572,800	5,980,032

		43,664,670
Construction & Engineering — 0.8%
AECOM (a)	55,200	1,826,016
Jacobs Engineering Group, Inc. (a)	52,610	2,137,018

		3,963,034
Consumer Finance — 5.8%
Capital One Financial Corp. (b)	157,300	13,837,681

Common Stocks	Shares	Value
Consumer Finance (concluded)
Discover Financial Services	229,710	$13,235,890
SLM Corp. (a)	277,280	2,736,754

		29,810,325
Containers & Packaging — 0.1%
Crown Holdings, Inc. (a)	10,180	538,624
Diversified Financial Services — 2.0%
The NASDAQ OMX Group, Inc.	207,120	10,109,527
Diversified Telecommunication Services — 2.9%
Verizon Communications, Inc.	315,740	14,716,641
Electric Utilities — 0.7%
Exelon Corp.	120,020	3,771,028
FirstEnergy Corp.	1,570	51,104

		3,822,132
Electronic Equipment, Instruments & Components — 0.2%
Avnet, Inc.	25,670	1,055,294
Energy Equipment & Services — 1.0%
Baker Hughes, Inc.	17,500	1,079,750
Halliburton Co.	8,510	366,526
Superior Energy Services, Inc.	166,720	3,507,789

		4,954,065
Food & Staples Retailing — 1.4%
CVS Health Corp.	11,680	1,224,998
The Kroger Co.	85,191	6,177,199

		7,402,197
Food Products — 0.3%
Kellogg Co.	3,120	195,624
Tyson Foods, Inc., Class A	34,840	1,485,229

		1,680,853
Gas Utilities — 0.0%
UGI Corp.	2,985	102,833
Health Care Equipment & Supplies — 5.4%
Baxter International, Inc.	160,590	11,230,059
Hologic, Inc. (a)(b)	170,930	6,505,596
Medtronic PLC	88,828	6,582,155
Zimmer Holdings, Inc.	28,210	3,081,378

		27,399,188
Health Care Providers & Services — 4.7%
Community Health Systems, Inc. (a)	110,770	6,975,187
Laboratory Corp. of America Holdings (a)	73,480	8,907,246
Quest Diagnostics, Inc.	110,860	8,039,567

		23,922,000

Portfolio Abbreviation
ADR American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	5

Schedule of Investments (continued)	BlackRock Basic Value V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Hotels, Restaurants & Leisure — 0.0%
Wyndham Worldwide Corp.	2,310	$189,212
Household Durables — 2.0%
Newell Rubbermaid, Inc.	218,770	8,993,635
Tupperware Brands Corp. (b)	15,160	978,426

		9,972,061
Independent Power and Renewable Electricity Producers — 2.2%
AES Corp.	588,030	7,797,278
Dynegy, Inc. (a)	111,910	3,273,368

		11,070,646
Insurance — 6.1%
ACE Ltd.	9,580	974,094
Genworth Financial, Inc., Class A (a)	471,050	3,565,849
The Hartford Financial Services Group, Inc.	158,481	6,588,055
Lincoln National Corp.	132,837	7,866,607
MetLife, Inc.	38,101	2,133,275
Prudential Financial, Inc.	55,060	4,818,851
XL Group PLC	138,810	5,163,732

		31,110,463
IT Services — 0.5%
Total System Services, Inc.	35,680	1,490,354
The Western Union Co.	17,590	357,605
Xerox Corp.	61,980	659,467

		2,507,426
Media — 4.0%
Cablevision Systems Corp., Class A (b)	34,100	816,354
The Interpublic Group of Cos., Inc.	83,530	1,609,623
Scripps Networks Interactive, Inc., Class A (b)	31,500	2,059,155
Starz, Class A (a)	23,858	1,066,930
Time Warner Cable, Inc. (a)	15,540	2,768,762
Viacom, Inc., Class B	186,810	12,075,398

		20,396,222
Multiline Retail — 1.5%
Macy’s, Inc.	116,860	7,884,544
Multi-Utilities — 0.0%
PG&E Corp.	1,050	51,555
Oil, Gas & Consumable Fuels — 12.0%
Apache Corp.	179,670	10,354,382
Gulfport Energy Corp. (a)	170,830	6,875,908
Marathon Oil Corp.	645,592	17,134,012
Marathon Petroleum Corp.	111,420	5,828,380
Suncor Energy, Inc.	226,020	6,220,070
Valero Energy Corp.	240,320	15,044,032

		61,456,784
Pharmaceuticals — 6.8%
Johnson & Johnson	29,760	2,900,410
Pfizer, Inc.	752,940	25,246,078
Teva Pharmaceutical Industries Ltd. — ADR	115,590	6,831,369

		34,977,857
Professional Services — 1.4%
ManpowerGroup, Inc.	6,660	595,271
Nielsen Holdings NV	144,300	6,460,311

		7,055,582

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) — 1.8%
Brixmor Property Group, Inc.	42,240	$977,011
Outfront Media, Inc.	185,356	4,678,385
Starwood Property Trust, Inc.	164,950	3,557,972

		9,213,368
Semiconductors & Semiconductor Equipment — 0.9%
Teradyne, Inc.	230,150	4,439,594
Software — 0.2%
Microsoft Corp.	6,900	304,635
Oracle Corp.	20,370	820,911

		1,125,546
Specialty Retail — 2.3%
The Gap, Inc. (b)	104,150	3,975,406
GNC Holdings, Inc., Class A	170,360	7,577,613

		11,553,019
Wireless Telecommunication Services — 1.7%
Telephone & Data Systems, Inc.	234,714	6,900,592
United States Cellular Corp. (a)	47,561	1,791,623

		8,692,215
Total Common Stocks — 99.5%		509,343,841

Preferred Stocks
Food Products — 0.3%
Tyson Foods, Inc., 4.75% (c)	28,099	1,447,379
Machinery — 0.1%
Stanley Black & Decker, Inc., 6.25% (c)	3,270	389,948
Total Preferred Stocks — 0.4%		1,837,327
Total Long-Term Investments (Cost — $434,366,210) — 99.9%		511,181,168

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (d)(e)	698,586	698,586
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.23% (d)(e)(f)	$18,928	18,927,979
Total Short-Term Securities (Cost — $19,626,565) — 3.8%		19,626,565
Total Investments (Cost — $453,992,775) — 103.7%		530,807,733
Liabilities in Excess of Other Assets — (3.7)%		(19,033,918)

Net Assets — 100.0%		$511,773,815

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Convertible security.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (concluded)	BlackRock Basic Value V.I. Fund

(d)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2014	Net Activity	Shares/Beneficial Interest Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,354,761	(1,656,175)	698,586	$1,625
BlackRock Liquidity Series, LLC, Money Market Series	$1,050,868	$17,877,111	$18,927,979	$7,065	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$511,181,168	—	—	$511,181,168
Short-Term Securities	698,586	$18,927,979	—	19,626,565

Total	$511,879,754	$18,927,979	—	$530,807,733

[1] See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$246,422	—	—	$246,422
Liabilities:
Collateral on securities loaned at value	—	$(18,927,979)	—	(18,927,979)

Total	$246,422	$(18,927,979)	—	$(18,681,557)

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	7

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)	BlackRock Basic Value V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $18,627,663) (cost — $434,366,210)	$511,181,168
Investments at value — affiliated (cost — $19,626,565)	19,626,565
Cash	246,422
Receviables:
Investments sold	5,040,708
Securities lending — affiliated	1,803
Capital shares sold	51,042
Dividends — affiliated	125
Dividends — unaffiliated	485,318
From the Manager	92,015
Prepaid expenses	1,148

Total assets	536,726,314

Liabilities
Collateral on securities loaned at value	18,927,979
Payables:
Investments purchased	4,881,820
Capital shares redeemed	608,987
Distribution fees	11,843
Investment advisory fees	258,140
Officer’s and Directors’ fees	2,501
Other affiliates	2,558
Other accrued expenses payable	258,671

Total liabilities	24,952,499

Net Assets	$511,773,815

Net Assets Consist of
Paid-in capital	$391,175,521
Undistributed net investment income	3,700,485
Undistributed net realized gain	40,082,851
Net unrealized appreciation (depreciation)	76,814,958

Net Assets	$511,773,815

Net Asset Value
Class I — Based on net assets of $452,773,741 and 26,717,250 shares outstanding, 300 million shares authorized, $0.10 par value	$16.95

Class II — Based on net assets of $6,261,397 and 370,733 shares outstanding, 100 million shares authorized, $0.10 par value	$16.89

Class III — Based on net assets of $52,738,677 and 3,135,164 shares outstanding, 100 million shares authorized, $0.10 par value	$16.82

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)	BlackRock Basic Value V.I. Fund

Investment Income
Dividends — unaffiliated	$5,665,536
Securities lending — affiliated — net	7,065
Dividends — affiliated	1,625
Foreign taxes withheld	(77,959)

Total income	5,596,267

Expenses
Investment advisory	1,565,759
Transfer agent	258
Transfer agent — Class I	390,011
Transfer agent — Class II	6,209
Transfer agent — Class III	52,999
Distribution — Class II	4,698
Distribution — Class III	66,549
Accounting services	59,215
Professional	36,385
Custodian	29,429
Officer and Directors	11,891
Miscellaneous	19,928

Total expenses	2,243,331
Less fees waived by the Manager	(1,536)
Less transfer agent fees reimbursed — Class I	(251,286)
Less transfer agent fees reimbursed — Class II	(3,704)
Less transfer agent fees reimbursed — Class III	(29,041)

Total expenses after fees waived and reimbursed	1,957,764

Net investment income	3,638,503

Realized and Unrealized Gain (Loss)
Net realized gain from investments	38,784,509
Net change in unrealized appreciation (depreciation) on investments	(25,574,209)

Total realized and unrealized gain	13,210,300

Net Increase in Net Assets Resulting from Operations	$16,848,803

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	9

Statements of Changes in Net Assets	BlackRock Basic Value V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$3,638,503	$6,810,296
Net realized gain	38,784,509	66,520,534
Net change in unrealized appreciation (depreciation)	(25,574,209)	(26,442,513)

Net increase in net assets resulting from operations	16,848,803	46,888,317

Distributions to Shareholders From[1]
Net investment income:
Class I	—	(6,196,076)
Class II	—	(77,358)
Class III	—	(628,706)
Net realized gain:
Class I	—	(57,468,228)
Class II	—	(824,074)
Class III	—	(7,203,225)

Decrease in net assets resulting from distributions to shareholders	—	(72,397,667)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(34,577,939)	52,815,040

Net Assets
Total increase (decrease) in net assets	(17,729,136)	27,305,690
Beginning of period	529,502,951	502,197,261

End of period	$511,773,815	$529,502,951

Undistributed net investment income, end of period	$3,700,485	$61,982

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Financial Highlights	BlackRock Basic Value V.I. Fund

	Class I
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$16.42	$17.44	$12.80	$11.43	$11.94	$10.75

Net investment income[1]	0.12	0.25	0.22	0.22	0.19	0.17
Net realized and unrealized gain (loss)	0.41	1.51	4.65	1.38	(0.48)	1.20

Net increase (decrease) from investment operations	0.53	1.76	4.87	1.60	(0.29)	1.37

Distributions from:[2]
Net investment income	—	(0.27)	(0.23)	(0.23)	(0.22)	(0.18)
Net realized gain	—	(2.51)	—	—	—	—

Total distributions	—	(2.78)	(0.23)	(0.23)	(0.22)	(0.18)

Net asset value, end of period	$16.95	$16.42	$17.44	$12.80	$11.43	$11.94

Total Return[3]
Based on net asset value	3.23%[4]	9.93%	38.07%	14.05%	(2.45)%	12.80%

Ratios to Average Net Assets
Total expenses	0.83%[5]	0.85%	0.84%	0.79%	0.67%	0.67%

Total expenses after fees waived and/or reimbursed	0.72%[5]	0.72%	0.72%	0.71%	0.67%	0.67%

Net investment income	1.42%[5]	1.40%	1.41%	1.79%	1.58%	1.57%

Supplemental Data
Net assets, end of period (000)	$452,774	$468,876	$448,299	$363,954	$366,990	$433,249

Portfolio turnover rate	29%	39%	47%	42%	58%	56%

	Class II
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$16.38	$17.40	$12.77	$11.40	$11.91	$10.72

Net investment income[1]	0.10	0.22	0.19	0.20	0.17	0.15
Net realized and unrealized gain (loss)	0.41	1.51	4.64	1.38	(0.48)	1.21

Net increase (decrease) from investment operations	0.51	1.73	4.83	1.58	(0.31)	1.36

Distributions from:[2]
Net investment income	—	(0.24)	(0.20)	(0.21)	(0.20)	(0.17)
Net realized gain	—	(2.51)	—	—	—	—

Total distributions	—	(2.75)	(0.20)	(0.21)	(0.20)	(0.17)

Net asset value, end of period	$16.89	$16.38	$17.40	$12.77	$11.40	$11.91

Total Return[3]
Based on net asset value	3.11%[4]	9.75%	37.85%	13.89%	(2.64)%	12.67%

Ratios to Average Net Assets
Total expenses	1.01%[5]	1.02%	1.01%	0.95%	0.82%	0.82%

Total expenses after fees waived and/or reimbursed	0.89%[5]	0.89%	0.89%	0.87%	0.82%	0.82%

Net investment income	1.25%[5]	1.23%	1.24%	1.63%	1.41%	1.42%

Supplemental Data
Net assets, end of period (000)	$6,261	$6,233	$6,715	$6,058	$6,462	$8,948

Portfolio turnover rate	29%	39%	47%	42%	58%	56%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	11

Financial Highlights (concluded)	BlackRock Basic Value V.I. Fund

	Class III
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$16.32	$17.35	$12.74	$11.37	$11.89	$10.71

Net investment income[1]	0.10	0.20	0.17	0.19	0.16	0.14
Net realized and unrealized gain (loss)	0.40	1.50	4.62	1.38	(0.49)	1.20

Net increase (decrease) from investment operations	0.50	1.70	4.79	1.57	(0.33)	1.34

Distributions from:[2]
Net investment income	—	(0.22)	(0.18)	(0.20)	(0.19)	(0.16)
Net realized gain	—	(2.51)	—	—	—	—

Total distributions	—	(2.73)	(0.18)	(0.20)	(0.19)	(0.16)

Net asset value, end of period	$16.82	$16.32	$17.35	$12.74	$11.37	$11.89

Total Return[3]
Based on net asset value	3.07%[4]	9.63%	37.65%	13.81%	(2.78)%	12.51%

Ratios to Average Net Assets
Total expenses	1.11%[5]	1.11%	1.12%	1.05%	0.92%	0.92%

Total expenses after fees waived and/or reimbursed	1.00%[5]	1.00%	1.00%	0.98%	0.92%	0.92%

Net investment income	1.14%[5]	1.11%	1.14%	1.52%	1.37%	1.33%

Supplemental Data
Net assets, end of period (000)	$52,739	$54,394	$47,184	$38,758	$35,132	$28,818

Portfolio turnover rate	29%	39%	47%	42%	58%	56%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (Unaudited)	BlackRock Basic Value V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Basic Value V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	13

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of June 30, 2015, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value[1]	Cash Collateral Received[2]	Net Amount
BNP Paribas S.A.	$968,100	$(968,100)
JP Morgan Securities LLC	2,939,090	(2,939,090)	—
UBS AG	14,720,473	(14,720,473)	—

Total	$18,627,663	$(18,627,663)	—

[1]	Securities loaned with a value of $137,583 have been sold and are pending settlement as of June 30, 2015.

[2]

Collateral with a value of $18,927,979 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion - $3 Billion	0.56%
$3 Billion - $5 Billion	0.54%
$5 Billion - $10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any.

For the six months ended June 30, 2015, the Fund reimbursed the Manager $2,564 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.06%
Class II	0.08%
Class III	0.09%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.25% for Class I, 1.40% for Class II and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Directors.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	15

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2015, the Fund paid BIM $1,928 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

5. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments, excluding short-term securities, were $152,323,267 and $148,585,951, respectively.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$455,659,746

Gross unrealized appreciation	$92,895,890
Gross unrealized depreciation	(17,747,903)

Net unrealized appreciation	$75,147,987

7. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Fund did not borrow under the credit agreement.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (concluded)	BlackRock Basic Value V.I. Fund

8. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2015, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	334,024	$5,618,625	2,527,803	$42,399,921
Shares issued in reinvestment of distributions	—	—	3,822,932	63,664,304
Shares redeemed	(2,176,987)	(36,746,818)	(3,498,473)	(63,489,519)

Net increase (decrease)	(1,842,963)	$(31,128,193)	2,852,262	$42,574,706

Class II
Shares sold	1,062	$18,184	361	$6,563
Shares issued in reinvestment of distributions	—	—	54,258	901,432
Shares redeemed	(10,947)	(184,485)	(59,950)	(1,082,618)

Net decrease	(9,885)	$(166,301)	(5,331)	$(174,623)

Class III
Shares sold	310,301	$5,190,953	921,717	$16,530,075
Shares issued in reinvestment of distributions	—	—	473,183	7,831,931
Shares redeemed	(508,550)	(8,474,398)	(781,006)	(13,947,049)

Net increase (decrease)	(198,249)	$(3,283,445)	613,894	$10,414,957

Total Net Increase (Decrease)	(2,051,097)	$(34,577,939)	3,460,825	$52,815,040

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income and a long-term capital gain distribution in the following amounts per share on July 17, 2015 to shareholders of record on July 15, 2015:

	Net Investment Income	Long-Term Capital Gain
Class I	$0.002054	$0.098674
Class II	$0.002054	$0.098674
Class III	$0.002054	$0.098674

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	17

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶  BlackRock Capital Appreciation V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2015	BlackRock Capital Appreciation V.I. Fund

Investment Objective

BlackRock Capital Appreciation V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the six months ended June 30, 2015, the Fund outperformed the benchmark Russell 1000® Growth Index and the broad-market Standard and Poor’s (“S&P”) 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

•

Relative to the Russell 1000® Growth Index, the Fund’s holdings in the health care and consumer discretionary sectors were the largest contributors to performance. Pharmaceuticals and biotechnology were the primary sources of relative outperformance in health care, while internet & catalog retail had the greatest positive impact within consumer discretionary.

•

In stock specifics, Netflix, Inc. was the top portfolio contributor. Netflix outperformed as global subscriber growth came in materially above expectations, with total customers topping 62 million. Momentum in the shares continued through the period as investors began to price in the inherent profitability and value creation of the company’s business model, driven by its technology and content scale.

•

Health care holdings Valeant Pharmaceuticals International, Inc. and United Therapeutics Corp. also lifted returns. Valeant’s shares rose early in the period on news it was acquiring Salix Pharmaceuticals, a move that established its presence in the gastrointestinal therapeutics market. Shares got a further boost following strong first-quarter results (company beat expectations and lifted full-year guidance), as well as FDA approval of drug Xifaxan to treat irritable bowel syndrome, which the company acquired with the purchase of Salix. United Therapeutics benefited amid greater investor appreciation for principal drivers of the company’s revenue and earnings, which have much longer life spans than the market assumes. Disappointing results for competing pulmonary arterial hypertension drug Selexipag and the ongoing merger and acquisition trend among biotechnology and pharmaceutical firms also supported the shares.

•	The Fund’s positions in managed care firm Humana, Inc. and online travel company TripAdvisor LLC added value as well.

•

Conversely, stock selection in the information technology (“IT”) sector was the prime detractor from performance due to weakness among internet software & services holdings, particularly Yahoo! Inc. (along with Alibaba Group Holding Ltd.) and Baidu, Inc.

•

Yahoo and Alibaba underperformed after Alibaba’s December quarterly earnings disappointed investors. While users, gross sales and profitability continued to show healthy, and in some cases accelerating, growth, revenue margin (a measure of the percentage of gross merchandise sales that Alibaba turns into revenues) disappointed. In the investment advisor’s view, the temporary adjustment in revenue margin will ultimately result in healthy long-term growth. The investment advisor remains positive on Alibaba’s growth opportunities and competitive positioning. In addition, Yahoo announced a value-enhancing, tax-free spinoff of its Alibaba stake into a separately traded company, which is accretive to the investment advisor’s valuation assumptions. Meanwhile, Baidu reported strong revenue growth, but the stock underperformed following its forecast of lower-than-expected revenue growth for the first quarter, as well as higher spending for the year.

•

Elsewhere, the Fund’s overweight position in media company Twenty-First Century Fox, Inc. hindered relative returns. The stock underperformed as investors worried about the impact of foreign exchange on the company’s guidance for fiscal years 2015 and 2016. In addition, ratings remained weak at its Fox broadcast network. While these concerns are valid, the investment advisor believes them to be temporary and continues to like Fox’s industry-leading growth profile and the stock’s reasonable valuation. Moreover, the investment advisor believes key strategic assets such as StarTV (India’s dominant TV channel network), Hulu, Sky, and others are underappreciated.

•	Industrial holdings also weighed on returns, especially road & rail and aerospace & defense.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Fund’s weighting in the financials and IT sectors increased. The allocation to health care also increased. The Fund’s weighting in the industrials and consumer discretionary sectors decreased, with declines in energy as well.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s largest sector overweight positions relative to the Russell 1000® Growth Index were in IT, particularly the internet software & services industry, and health care, with an emphasis on the pharmaceuticals and biotechnology industries. Consumer staples and industrials were the largest underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Fund Summary as of June 30, 2015	BlackRock Capital Appreciation V.I. Fund

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Information Technology	38%
Health Care	24
Consumer Discretionary	21
Financials	8
Industrials	4
Consumer Staples	2
Energy	2
Materials	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	3

BlackRock Capital Appreciation V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to the Class III Shares.

[2]

The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment advisor believes have exhibited above-average growth rates in earnings over the long-term.

[3]

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

[4]	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended June 30, 2015

		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	5 Years[6]	10 Years[6]
Class I5	6.33%	14.85%	15.82%	7.96%
Class III[5]	6.14	14.51	15.54[7]	7.69[7]
Russell 1000® Growth Index	3.96	10.56	18.59	9.11
S&P 500® Index	1.23	7.42	17.34	7.90

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,063.30	$3.99	$1,000.00	$1,020.93	$3.91	0.78%
Class III	$1,000.00	$1,061.40	$5.32	$1,000.00	$1,019.64	$5.21	1.04%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 5 for further information on how expenses were calculated.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Disclosure of Expenses	BlackRock Capital Appreciation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	5

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Capital Appreciation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Airlines — 1.6%
Delta Air Lines, Inc.	45,932	$1,886,887
Spirit Airlines, Inc. (a)	70,374	4,370,225

		6,257,112
Auto Components — 0.9%
Delphi Automotive PLC	42,334	3,602,200
Banks — 1.9%
JPMorgan Chase & Co.	110,151	7,463,832
Beverages — 1.5%
Constellation Brands, Inc., Class A	51,122	5,931,174
Biotechnology — 6.8%
United Therapeutics Corp. (a)	80,130	13,938,613
Vertex Pharmaceuticals, Inc. (a)	105,643	13,044,798

		26,983,411
Chemicals — 0.9%
Ecolab, Inc.	31,356	3,545,423
Consumer Finance — 1.2%
Discover Financial Services	86,278	4,971,338
Diversified Financial Services — 3.4%
Berkshire Hathaway, Inc., Class B (a)	58,259	7,929,632
Moody’s Corp.	52,483	5,666,065

		13,595,697
Food & Staples Retailing — 1.1%
CVS Health Corp.	39,957	4,190,690
Health Care Providers & Services — 4.7%
Humana, Inc.	38,851	7,431,419
UnitedHealth Group, Inc.	91,339	11,143,358

		18,574,777
Internet & Catalog Retail — 6.6%
Amazon.com, Inc. (a)	13,762	5,973,947
Netflix, Inc. (a)	15,002	9,855,414
TripAdvisor, Inc. (a)	118,176	10,297,857

		26,127,218
Internet Software & Services — 17.2%
Alibaba Group Holding Ltd. — ADR (a)(b)	93,025	7,653,167
Baidu, Inc. — ADR (a)	26,279	5,231,623
Facebook, Inc., Class A (a)	228,436	19,591,814
Google, Inc., Class A (a)	33,529	18,107,001
LinkedIn Corp., Class A (a)	26,525	5,480,861
Tencent Holdings Ltd.	351,000	7,018,783
Yahoo!, Inc. (a)	123,871	4,866,892

		67,950,141
IT Services — 7.5%
Alliance Data Systems Corp. (a)	31,495	9,194,650
MasterCard, Inc., Class A	58,122	5,433,245
Visa, Inc., Class A	223,228	14,989,760

		29,617,655

Common Stocks	Shares	Value
Media — 6.1%
Liberty Global PLC, Series A (a)	184,848	$9,994,731
Twenty-First Century Fox, Inc., Class A	264,427	8,605,777
The Walt Disney Co.	47,773	5,452,810

		24,053,318
Multiline Retail — 2.8%
Dollar General Corp.	140,644	10,933,665
Oil, Gas & Consumable Fuels — 1.8%
Concho Resources, Inc. (a)	61,523	7,005,009
Pharmaceuticals — 12.5%
AbbVie, Inc.	275,506	18,511,248
Allergan PLC (a)	27,215	8,258,664
Mallinckrodt PLC (a)	36,250	4,267,350
Perrigo Co. PLC	56,830	10,503,889
Valeant Pharmaceuticals International, Inc. (a)	35,130	7,804,130

		49,345,281
Real Estate Investment Trusts (REITs) — 1.0%
Crown Castle International Corp.	48,546	3,898,244
Road & Rail — 2.2%
Union Pacific Corp.	93,185	8,887,053
Software — 6.8%
Mobileye NV (a)	52,729	2,803,601
Oracle Corp.	185,476	7,474,683
Salesforce.com, Inc. (a)	169,375	11,793,581
Splunk, Inc. (a)	36,273	2,525,326
Workday, Inc., Class A (a)	29,432	2,248,310

		26,845,501
Specialty Retail — 2.7%
The Home Depot, Inc.	63,317	7,036,418
Restoration Hardware Holdings, Inc. (a)	39,155	3,822,703

		10,859,121
Technology Hardware, Storage & Peripherals — 5.1%
Apple Inc.	159,971	20,064,363
Textiles, Apparel & Luxury Goods — 2.2%
lululemon athletica, inc. (a)	53,923	3,521,172
NIKE, Inc., Class B	47,509	5,131,922

		8,653,094
Total Common Stocks — 98.5%		389,355,317

Portfolio Abbreviation

ADR	American Depositary Receipts

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Capital Appreciation V.I. Fund
(Percentages shown are based on Net Assets)

Preferred Stock	Shares	Value
Software — 1.0%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $2,858,021) (a)(c)	466,235	$4,144,829
Total Long-Term Investments (Cost — $330,668,458) — 99.5%		393,500,146

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (d)(e)	3,581,515	3,581,515

Short-Term Securities	Beneficial Interest (000)	Value
BlackRock Liquidity Series, LLC, Money Market Series, 0.23% (d)(e)(f)	$5,740	$5,739,948
Total Short-Term Securities (Cost — $9,321,463) — 2.4%		9,321,463

Total Investments (Cost — $339,989,921) — 101.9%		402,821,609
Liabilities in Excess of Other Assets — (1.9)%		(7,561,506)

Net Assets — 100.0%		$395,260,103

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $4,144,829 and an original cost of $2,858,021 which was 1.0% of its net assets.

(d)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2014	Net Activity	Shares/Beneficial Interest Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,669,942	1,911,573	3,581,515	$950
BlackRock Liquidity Series, LLC, Money Market Series	$16,360,294	$(10,620,346)	$5,739,948	$6,441	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	7

Schedule of Investments (continued)	BlackRock Capital Appreciation V.I. Fund

As of June 30, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Airlines	$6,257,112	—	—	$6,257,112
Auto Components	3,602,200	—	—	3,602,200
Banks	7,463,832	—	—	7,463,832
Beverages	5,931,174	—	—	5,931,174
Biotechnology	26,983,411	—	—	26,983,411
Chemicals	3,545,423	—	—	3,545,423
Consumer Finance	4,971,338	—	—	4,971,338
Diversified Financial Services	13,595,697	—	—	13,595,697
Food & Staples Retailing	4,190,690	—	—	4,190,690
Health Care Providers & Services	18,574,777	—	—	18,574,777
Internet & Catalog Retail	26,127,218	—	—	26,127,218
Internet Software & Services	60,931,358	$7,018,783	—	67,950,141
IT Services	29,617,655	—	—	29,617,655
Media	24,053,318	—	—	24,053,318
Multiline Retail	10,933,665	—	—	10,933,665
Oil, Gas & Consumable Fuels	7,005,009	—	—	7,005,009
Pharmaceuticals	49,345,281	—	—	49,345,281
Real Estate Investment Trusts (REITs)	3,898,244	—	—	3,898,244
Road & Rail	8,887,053	—	—	8,887,053
Software	26,845,501	—	—	26,845,501
Specialty Retail	10,859,121	—	—	10,859,121
Technology Hardware, Storage & Peripherals	20,064,363	—	—	20,064,363
Textiles, Apparel & Luxury Goods	8,653,094	—	—	8,653,094
Preferred Stock:
Software	—	—	$4,144,829	4,144,829
Short-Term Securities	3,581,515	5,739,948	—	9,321,463

Total	$385,918,049	$12,758,731	$4,144,829	$402,821,609

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,739,201	—	—	$1,739,201
Liabilities:
Collateral on securities loaned at value	—	$(5,739,948)	—	(5,739,948)

Total	$1,739,201	$(5,739,948)	—	$(4,000,747)

During the six months ended June 30, 2015, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (concluded)	BlackRock Capital Appreciation V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Securities
Assets:
Opening balance, as of December 31, 2014	$3,529,399
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)[1,2]	615,430
Purchases	—
Sales	—
Closing Balance, as of June 30, 2015	$4,144,829

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2015[1]	$615,430

[1]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of June 30, 2015.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Preferred Stocks[3]	$4,144,829	Market Comparable Companies	Next Fiscal Year Revenue Multiple[4]	17.50x
			Compounded Annual Net Revenue Growth Rate[4]	84.50%

[3]

For the period ended June 30, 2015, the valuation technique for certain investments classified as preferred stocks changed to a Market Comparable Companies technique. The investments were previously valued utilizing a Probability-Weighted Expected Return Model. Market approach information is the primary measure of fair value for these investments.

[4]	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	9

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)	BlackRock Capital Appreciation V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $5,689,464) (cost — $330,668,458)	$393,500,146
Investments at value — affiliated (cost — $9,321,463)	9,321,463
Cash	1,739,201
Receivables:
Investments sold	823,241
From the Manager	84,360
Dividends — unaffiliated	62,754
Capital shares sold	44,758
Securities lending income — affiliated	622
Dividends — affiliated	121
Prepaid expenses	934

Total assets	405,577,600

Liabilities
Collateral on securities loaned at value	5,739,948
Payables:
Investments purchased	2,970,903
Capital shares redeemed	1,080,582
Investment advisory fees	215,756
Distribution fees	51,157
Officer’s and Directors’ fees	1,954
Other affiliates	1,834
Other accrued expenses payable	255,363

Total liabilities	10,317,497

Net Assets	$395,260,103

Net Assets Consist of
Paid-in capital	$305,454,963
Accumulated net investment loss	(717,130)
Accumulated net realized gain	27,690,582
Net unrealized appreciation (depreciation)	62,831,688

Net Assets	$395,260,103

Net Asset Value
Class I — Based on net assets of $149,828,957 and 15,652,204 shares outstanding, 100 million shares authorized, $0.10 par value	$9.57

Class III — Based on net assets of $245,431,146 and 25,799,498 shares outstanding, 100 million shares authorized, $0.10 par value	$9.51

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)	BlackRock Capital Appreciation V.I. Fund

Investment Income
Dividends — unaffiliated	$1,152,085
Securities lending — affiliated — net	6,441
Dividends — affiliated	950

Total income	1,159,476

Expenses
Investment advisory	1,303,389
Transfer agent — Class I	164,366
Transfer agent — Class III	228,102
Distribution — Class III	302,427
Accounting services	45,703
Professional	27,078
Custodian	18,296
Printing	18,291
Officer and Directors	11,223
Registration	513
Miscellaneous	6,268

Total expenses	2,125,656
Less fees waived by the Manager	(1,223)
Less transfer agent fees reimbursed — Class I	(108,681)
Less transfer agent fees reimbursed — Class III	(131,325)

Total expenses after fees waived and reimbursed	1,884,427

Net investment loss	(724,951)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	20,619,015
Foreign currency transactions	(224)

20,618,791

Net change in unrealized appreciation (depreciation) on:
Investments	4,090,116

Net realized and unrealized gain	24,708,907

Net Increase in Net Assets Resulting from Operations	$23,983,956

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	11

Statements of Changes in Net Assets	BlackRock Capital Appreciation V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment loss	$(724,951)	$(929,461)
Net realized gain	20,618,791	61,360,757
Net change in unrealized appreciation (depreciation)	4,090,116	(26,863,947)

Net increase in net assets resulting from operations	23,983,956	33,567,349

Distributions to Shareholders From[1]
Net realized gain:
Class I	—	(26,918,708)
Class III	—	(36,643,159)

Decrease in net assets resulting from distributions to shareholders	—	(63,561,867)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(29,032,786)	42,140,872

Net Assets
Total increase (decrease) in net assets	(5,048,830)	12,146,354
Beginning of period	400,308,933	388,162,579

End of period	$395,260,103	$400,308,933

Undistributed (accumulated) net investment income (loss), end of period	$(717,130)	$7,821

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Financial Highlights	BlackRock Capital Appreciation V.I. Fund

	Class I
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$9.02	$9.80	$8.50	$7.62	$8.59	$7.20

Net investment income (loss)[1]	(0.01)	(0.01)	(0.00)[2]	0.07	0.03	0.02
Net realized and unrealized gain (loss)	0.56	0.87	2.86	0.99	(0.77)	1.39

Net increase (decrease) from investment operations	0.55	0.86	2.86	1.06	(0.74)	1.41

Distributions from:[3]
Net investment income	—	—	(0.00)[2]	(0.07)	(0.05)	(0.02)
Net realized capital gains	—	(1.64)	(1.56)	(0.11)	(0.18)	—

Total distributions	—	(1.64)	(1.56)	(0.18)	(0.23)	(0.02)

Net asset value, end of period	$9.57	$9.02	$9.80	$8.50	$7.62	$8.59

Total Return[4]
Based on net asset value	6.33%[5]	9.02%	33.82%	13.84%	(8.88)%	19.53%

Ratios to Average Net Assets
Total expenses	0.92%[6]	0.91%	0.93%	0.86%	0.72%	0.74%

Total expenses after fees waived and reimbursed	0.78%[6]	0.79%	0.80%	0.77%	0.72%	0.74%

Net investment income (loss)	(0.21)%[6]	(0.10)%	(0.00)%[2]	0.81%	0.34%	0.22%

Supplemental Data
Net assets, end of period (000)	$149,829	$166,586	$180,580	$191,093	$203,706	$248,090

Portfolio turnover rate	33%	102%	158%	63%	84%	76%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	13

Financial Highlights (concluded)	BlackRock Capital Appreciation V.I. Fund

	Class III
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,				Period June 15, 2010[1] to December 31, 2010
		2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$8.97	$9.76	$8.48	$7.61	$8.59	$7.11

Net investment income (loss)[2]	(0.02)	(0.03)	(0.03)	0.06	0.02	(0.00)[3]
Net realized and unrealized gain (loss)	0.56	0.86	2.84	0.97	(0.80)	1.49

Net increase (decrease) from investment operations	0.54	0.83	2.81	1.03	(0.78)	1.49

Distributions from:[4]
Net investment income	—	—	(0.00)[3]	(0.05)	(0.02)	(0.01)
Net realized capital gains	—	(1.62)	(1.53)	(0.11)	(0.18)	—

Total distributions	—	(1.62)	(1.53)	(0.16)	(0.20)	(0.01)

Net asset value, end of period	$9.51	$8.97	$9.76	$8.48	$7.61	$8.59

Total Return[5]
Based on net asset value	6.14%[6]	8.68%	33.40%	13.57%	(9.08)%	20.98%[6]

Ratios to Average Net Assets
Total expenses	1.15%[7]	1.18%	1.19%	1.11%	0.97%	0.99%[7]

Total expenses after fees waived and reimbursed	1.04%[7]	1.05%	1.06%	1.02%	0.97%	0.99%[7]

Net investment income (loss)	(0.46)%[7]	(0.35)%	(0.27)%	0.72%	0.21%	(0.06)%[7]

Supplemental Data
Net assets, end of period (000)	$245,431	$233,723	$207,582	$134,612	$38,791	$480

Portfolio turnover rate	33%	102%	158%	63%	84%	76%

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is greater than $(0.005) per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (Unaudited)	BlackRock Capital Appreciation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Capital Appreciation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on June 15, 2010.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”)(generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	15

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common or preferred stocks in the Fund’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of June 30, 2015, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Securities LLC	$5,689,464	$(5,689,464)	—

[1]

Collateral with a value of $5,739,948 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.65%
$1 Billion — $3 Billion	0.61%
$3 Billion — $5 Billion	0.59%
$5 Billion — $10 Billion	0.57%
Greater than $10 Billion	0.55%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	17

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

For the six months ended June 30, 2015, the Fund reimbursed the Manager $1,983 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.08%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Directors.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2015, the Fund paid BIM $1,762 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

5. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments, excluding short-term securities, were $130,697,254 and $163,029,661, respectively.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$340,565,594

Gross unrealized appreciation	$64,363,063
Gross unrealized depreciation	(2,107,048)

Net unrealized appreciation	$62,256,015

7. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal, and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Fund did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2015, the Fund invested a significant portion of its assets in securities in the information technology, health care, & consumer discretionary sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	19

Notes to Financial Statements (concluded)	BlackRock Capital Appreciation V.I. Fund

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	318,631	$3,010,690	1,126,780	$11,019,148
Shares issued in reinvestment of distributions	—	—	2,946,825	26,918,708
Shares redeemed	(3,141,929)	(29,591,091)	(4,026,419)	(39,206,102)

Net increase (decrease)	(2,823,298)	$(26,580,401)	47,186	$(1,268,246)

Class III
Shares sold	1,211,928	$11,266,747	3,933,777	$37,874,174
Shares issued in reinvestment of distributions	—	—	4,031,417	36,643,159
Shares redeemed	(1,462,244)	(13,719,132)	(3,180,373)	(31,108,215)

Net increase (decrease)	(250,316)	$(2,452,385)	4,784,821	$43,409,118

Total Net Increase (Decrease)	(3,073,614)	$(29,032,786)	4,832,007	$42,140,872

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a long-term capital gain distribution in the following amounts per share on July 17, 2015 to shareholders of record on July 15, 2015:

Long-Term Capital Gain
Class I	$0.185218
Class III	$0.185218

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶  BlackRock Equity Dividend V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2015	BlackRock Equity Dividend V.I. Fund

Investment Objective

BlackRock Equity Dividend V.I. Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

•

For the six months ended June 30, 2015, the Fund underperformed its benchmark, the Russell 1000® Value Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

•

The largest detractors from relative performance were a combination of stock selection and an underweight position in the health care sector. Notably, an underweight to the health care providers & services industry proved costly as benchmark companies Cigna Corporation, Aetna Inc. and Humana, Inc. — none of which were held in the portfolio — benefited from speculation over merger and acquisition activity. Stock selection in industrials also weighed on relative returns as an overweight position to aerospace & defense contractor Raytheon Co. and selection within the road & rail and air freight & logistics industries all detracted from performance. Lastly, stock selection in materials and telecommunication services subtracted from relative returns.

•

The largest contributor to relative performance was stock selection in energy. Notable contributors within the sector included an overweight position to refiner Marathon Oil Corp. and an underweight to integrated oil & gas operators Exxon Mobil Corp. and Chevron Corp. Positioning within consumer staples proved additive as an overweight to Kroger Co.

and an underweight to Wal-Mart Stores, Inc. benefited performance. Stock selection in consumer discretionary also contributed as non-benchmark holding The Home Depot, Inc. outperformed after exceeding quarterly earnings expectations. A combination of stock selection and an underweight position in the utilities sector also boosted relative returns, as did an underweight to information technology (“IT”).

Describe recent portfolio activity.

•

During the six-month period, the Fund’s exposure to the health care and IT sectors was increased. Notable transactions within health care included initiating positions in the managed care providers UnitedHealth Group, Inc. and Anthem, Inc. Within IT, the Fund purchased shares of Oracle Corp. and increased its allocation in QUALCOMM, Inc. Conversely, exposure to the consumer discretionary sector was reduced through the elimination of positions in VF Corporation and Johnson Controls, Inc., as well as a reduction of the Fund’s position in Comcast Corp.

Describe portfolio positioning at period end.

•

At period end, the Fund’s largest allocations were in the financials, health care and industrials sectors. The Fund maintained more selective exposure to the higher-yielding segments of the equity market, including consumer staples, real estate investment trusts and utilities, given the current level of their valuations and payout ratios.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Financials	27%
Health Care	14
Industrials	14
Energy	9
Information Technology	8
Consumer Discretionary	8
Consumer Staples	8
Utilities	5
Materials	4
Telecommunication Services	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

BlackRock Equity Dividend V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[2]

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest in at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The Fund’s total returns prior to October 1, 2010 are the returns of the Fund when it followed a different objective and different investment strategies under the name BlackRock Utilities & Telecommunications V.I. Fund.

[3]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

[4]	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended June 30, 2015
		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	5 Years[6]		10 Years[6]
Class I5	(0.94)%	3.48%	14.06%		8.28%
Class III[5]	(1.09)	3.21	13.78	[7]	8.02	[7]
Russell 1000® Value Index	(0.61)	4.13	16.50		7.05
S&P 500® Index	1.23	7.42	17.34		7.90

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2010 are the returns of the Fund when it followed a different objective and different investment strategies under the name BlackRock Utilities & Telecommunications V.I. Fund.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance for the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$990.60	$4.00	$1,000.00	$1,020.78	$4.06	0.81%
Class III	$1,000.00	$989.10	$5.23	$1,000.00	$1,019.54	$5.31	1.06%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	3

Disclosure of Expenses	BlackRock Equity Dividend V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Equity Dividend V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 7.2%
Honeywell International, Inc.	8,320	$848,390
Lockheed Martin Corp.	4,140	769,626
Northrop Grumman Corp.	5,280	837,566
Raytheon Co.	11,326	1,083,672
United Technologies Corp.	5,860	650,050

		4,189,304
Air Freight & Logistics — 1.0%
United Parcel Service, Inc., Class B	6,250	605,688
Banks — 15.7%
Bank of America Corp.	41,630	708,543
Citigroup, Inc.	33,200	1,833,968
JPMorgan Chase & Co.	35,570	2,410,223
SunTrust Banks, Inc.	24,657	1,060,744
U.S. Bancorp	21,790	945,686
Wells Fargo & Co.	38,945	2,190,267

		9,149,431
Beverages — 1.8%
The Coca-Cola Co.	14,395	564,716
Diageo PLC	15,680	454,087

		1,018,803
Capital Markets — 2.3%
The Goldman Sachs Group, Inc.	3,060	638,897
Morgan Stanley	17,210	667,576

		1,306,473
Chemicals — 2.8%
The Dow Chemical Co.	8,395	429,572
EI du Pont de Nemours & Co.	12,605	806,090
Praxair, Inc.	3,145	375,985

		1,611,647
Commercial Services & Supplies — 0.4%
Tyco International PLC	6,490	249,735
Communications Equipment — 2.0%
Motorola Solutions, Inc.	6,780	388,765
QUALCOMM, Inc.	12,560	786,633

		1,175,398
Consumer Finance — 0.6%
American Express Co.	4,556	354,092
Diversified Financial Services — 0.9%
CME Group, Inc.	5,530	514,622
Diversified Telecommunication Services — 1.9%
BCE, Inc.	3,855	163,838
Verizon Communications, Inc.	20,490	955,039

		1,118,877
Electric Utilities — 1.8%
Eversource Energy	5,125	232,726
ITC Holdings Corp.	4,450	143,201
NextEra Energy, Inc.	6,545	641,606

		1,017,533
Electrical Equipment — 0.4%
Rockwell Automation, Inc.	1,955	243,671

Common Stocks	Shares	Value
Energy Equipment & Services — 0.5%
Schlumberger Ltd.	3,475	$299,510
Food & Staples Retailing — 1.3%
The Kroger Co.	10,120	733,801
Food Products — 0.5%
Mondelez International, Inc., Class A	7,430	305,670
Health Care Equipment & Supplies — 1.0%
Abbott Laboratories	5,040	247,363
Becton Dickinson & Co.	2,480	351,292

		598,655
Health Care Providers & Services — 4.1%
Anthem, Inc.	3,101	508,998
Quest Diagnostics, Inc.	7,935	575,446
UnitedHealth Group, Inc.	10,452	1,275,144

		2,359,588
Hotels, Restaurants & Leisure — 0.7%
McDonald’s Corp.	4,533	430,952
Household Products — 2.0%
The Procter & Gamble Co.	13,435	1,051,154
Unilever NV - NY Shares	2,815	117,780

		1,168,934
Industrial Conglomerates — 3.3%
3M Co.	2,695	415,839
General Electric Co.	56,585	1,503,463

		1,919,302
Insurance — 6.0%
ACE Ltd.	5,295	538,396
American International Group, Inc.	12,530	774,605
MetLife, Inc.	13,510	756,425
Prudential Financial, Inc.	8,170	715,038
The Travelers Cos., Inc.	7,385	713,834

		3,498,298
IT Services — 0.6%
International Business Machines Corp.	2,205	358,665
Media — 1.6%
Comcast Corp., Special Class A	15,755	944,355
Metals & Mining — 0.4%
BHP Billiton Ltd.	11,090	226,223
Multiline Retail — 1.6%
Dollar General Corp.	11,760	914,222
Multi-Utilities — 2.4%
CMS Energy Corp.	7,300	232,432
Dominion Resources, Inc.	8,740	584,444
Sempra Energy	3,115	308,198
WEC Energy Group, Inc. (a)	5,300	238,341

		1,363,415
Oil, Gas & Consumable Fuels — 8.3%
Chevron Corp.	5,593	539,557
ConocoPhillips	4,310	264,677
Exxon Mobil Corp.	11,105	923,936

Portfolio Abbreviations

ADR	American Depositary Receipts
GDR	Global Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	5

Schedule of Investments (continued)	BlackRock Equity Dividend V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Marathon Oil Corp.	12,710	$337,323
Marathon Petroleum Corp.	16,310	853,176
Occidental Petroleum Corp.	10,950	851,582
Spectra Energy Corp.	7,186	234,264
TOTAL SA — ADR	17,008	836,283

		4,840,798
Paper & Forest Products — 1.0%
International Paper Co.	11,820	562,514
Pharmaceuticals — 8.7%
AbbVie, Inc.	5,040	338,638
Bristol-Myers Squibb Co.	16,635	1,106,893
Johnson & Johnson	9,715	946,824
Merck & Co., Inc.	21,600	1,229,688
Pfizer, Inc.	42,670	1,430,725

		5,052,768
Professional Services — 0.4%
Nielsen Holdings NV	4,920	220,268
Real Estate Investment Trusts (REITs) — 0.5%
Weyerhaeuser Co.	8,200	258,300
Road & Rail — 0.8%
Union Pacific Corp.	5,085	484,956
Semiconductors & Semiconductor Equipment — 1.7%
Intel Corp.	32,900	1,000,654
Software — 2.6%
Microsoft Corp.	26,795	1,182,999
Oracle Corp.	8,540	344,162

		1,527,161
Specialty Retail — 3.4%
The Gap, Inc.	11,500	438,955
The Home Depot, Inc.	13,795	1,533,038

		1,971,993

Common Stocks	Shares	Value
Technology Hardware, Storage & Peripherals — 0.8%
Samsung Electronics Co. Ltd. — GDR	780	$443,337
Tobacco — 1.6%
Altria Group, Inc.	6,845	334,789
Philip Morris International, Inc.	3,255	260,953
Reynolds American, Inc.	4,507	336,493

		932,235
Water Utilities — 0.7%
American Water Works Co., Inc.	8,525	414,571
Wireless Telecommunication Services — 0.5%
SK Telecom Co. Ltd — ADR	11,630	288,308
Total Long-Term Investments (Cost — $43,907,870) — 95.8%		55,674,727

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (b)(c)	2,269,667	2,269,667

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.23% (b)(c)(d)	$175	174,673
Total Short-Term Securities (Cost — $2,444,340) — 4.2%		2,444,340
Total Investments (Cost — $46,352,210) — 100.0%		58,119,067
Liabilities in Excess of Other Assets — 0.0%		(2,055)

Net Assets — 100.0%		$58,117,012

Notes to Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Net Activity	Shares/Beneficial Interest Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	720,854	1,548,813	2,269,667	$581
BlackRock Liquidity Series, LLC, Money Market Series	—	174,673	174,673	$789	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(c)	Represents the current yield as of report date.

(d)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Equity Dividend V.I. Fund

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$4,189,304	—	—	$4,189,304
Air Freight & Logistics	605,688	—	—	605,688
Banks	9,149,431	—	—	9,149,431
Beverages	564,716	$454,087	—	1,018,803
Capital Markets	1,306,473	—	—	1,306,473
Chemicals	1,611,647	—	—	1,611,647
Commercial Services & Supplies	249,735	—	—	249,735
Communications Equipment	1,175,398	—	—	1,175,398
Consumer Finance	354,092	—	—	354,092
Diversified Financial Services	514,622	—	—	514,622
Diversified Telecommunication Services	1,118,877	—	—	1,118,877
Electric Utilities	1,017,533	—	—	1,017,533
Electrical Equipment	243,671	—	—	243,671
Energy Equipment & Services	299,510	—	—	299,510
Food & Staples Retailing	733,801	—	—	733,801
Food Products	305,670	—	—	305,670
Health Care Equipment & Supplies	598,655	—	—	598,655
Health Care Providers & Services	2,359,588	—	—	2,359,588
Hotels, Restaurants & Leisure	430,952	—	—	430,952
Household Products	1,168,934	—	—	1,168,934
Industrial Conglomerates	1,919,302	—	—	1,919,302
Insurance	3,498,298	—	—	3,498,298
IT Services	358,665	—	—	358,665
Media	944,355	—	—	944,355
Metals & Mining	—	226,223	—	226,223
Multiline Retail	914,222	—	—	914,222
Multi-Utilities	1,363,415	—	—	1,363,415
Oil, Gas & Consumable Fuels	4,840,798	—	—	4,840,798
Paper & Forest Products	562,514	—	—	562,514
Pharmaceuticals	5,052,768	—	—	5,052,768
Professional Services	220,268	—	—	220,268
Real Estate Investment Trusts (REITs)	258,300	—	—	258,300
Road & Rail	484,956	—	—	484,956
Semiconductors & Semiconductor Equipment	1,000,654	—	—	1,000,654
Software	1,527,161	—	—	1,527,161
Specialty Retail	1,971,993	—	—	1,971,993
Technology Hardware, Storage & Peripherals	443,337	—	—	443,337
Tobacco	932,235	—	—	932,235
Water Utilities	414,571	—	—	414,571
Wireless Telecommunication Services	288,308	—	—	288,308
Short-Term Securities	2,269,667	174,673	—	2,444,340

Total	$57,264,084	$854,983	—	$58,119,067

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	7

Schedule of Investments (concluded)	BlackRock Equity Dividend V.I. Fund

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$2,291	—	—	$2,291
Foreign currency at value	2,190	—	—	2,190
Liabilities:
Collateral on securities loaned at value	—	$(174,673)	—	(174,673)

Total	$4,481	$(174,673)	—	$(170,192)

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)	BlackRock Equity Dividend V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $170,391)(cost — $43,907,870)	$55,674,727
Investments at value — affiliated (cost — $2,444,340)	2,444,340
Cash	2,291
Foreign currency at value (cost — $2,183)	2,190
Receivables:
Investments sold	200,093
Capital shares sold	122,727
Dividends — unaffiliated	91,112
From the Manager	19,362
Dividends — affiliated	164
Securities lending income — affiliated	62
Prepaid expenses	133

Total assets	58,557,201

Liabilities
Collateral on securities loaned at value	174,673
Payables:
Investments purchased	148,043
Transfer agent fees	29,248
Investment advisory fees	28,663
Capital shares redeemed	21,793
Professional fees	12,857
Distribution fees	5,161
Custodian fees	4,513
Officer’s and Directors’ fees	1,229
Other affiliates	283
Other accrued expenses payable	13,726

Total liabilities	440,189

Net Assets	$58,117,012

Net Assets Consist of
Paid-in capital	$42,183,938
Undistributed net investment income	239,922
Accumulated net realized gain	3,926,367
Net unrealized appreciation (depreciation)	11,766,785

Net Assets	$58,117,012

Net Asset Value
Class I — Based on net assets of $32,498,746 and 3,024,527 shares outstanding, 100 million shares authorized, $0.10 par value	$10.75

Class III — Based on net assets of $25,618,266 and 2,387,656 shares outstanding, 100 million shares authorized, $0.10 par value	$10.73

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	9

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)	BlackRock Equity Dividend V.I. Fund

Investment Income
Dividends — unaffiliated	$738,492
Securities lending — affiliated — net	789
Dividends — affiliated	581
Foreign taxes withheld	(5,099)

Total income	734,763

Expenses
Investment advisory	171,430
Transfer agent	2,451
Transfer agent — Class I	35,476
Transfer agent — Class III	21,051
Distribution — Class III	28,957
Professional	19,485
Accounting services	9,842
Officer and Directors	8,963
Custodian	8,161
Printing	6,428
Miscellaneous	4,038

Total expenses	316,282
Less fees waived by the Manager	(564)
Less transfer agent fees reimbursed — Class I	(35,476)
Less transfer agent fees reimbursed — Class III	(21,051)

Total expenses after fees waived and reimbursed	259,191

Net investment income	475,572

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,366,546
Foreign currency transactions	(2,633)

3,363,913

Net change in unrealized appreciation (depreciation) on:
Investments	(4,460,760)
Foreign currency translations	86

(4,460,674)

Net realized and unrealized loss	(1,096,761)

Net Decrease in Net Assets Resulting from Operations	$(621,189)

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Statements of Changes in Net Assets	BlackRock Equity Dividend V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$475,572	$971,202
Net realized gain	3,363,913	3,365,578
Net change in unrealized appreciation (depreciation)	(4,460,674)	579,318

Net increase (decrease) in net assets resulting from operations	(621,189)	4,916,098

Distributions to Shareholders From[1]
Net investment income:
Class I	(151,199)	(631,688)
Class III	(88,801)	(333,328)
Net realized gain:
Class I	—	(2,112,966)
Class III	—	(1,340,581)

Decrease in net assets resulting from distributions to shareholders	(240,000)	(4,418,563)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	664,649	591,156

Net Assets
Total increase (decrease) in net assets	(196,540)	1,088,691
Beginning of period	58,313,552	57,224,861

End of period	$58,117,012	$58,313,552

Undistributed net investment income, end of period	$239,922	$4,350

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	11

Financial Highlights	BlackRock Equity Dividend V.I. Fund

	Class I
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.90	$10.78	$8.95	$8.17	$7.92	$8.49

Net investment income[1]	0.09	0.20	0.19	0.21	0.17	0.22
Net realized and unrealized gain (loss)	(0.19)	0.80	1.99	0.78	0.30	0.64

Net increase (decrease) from investment operations	(0.10)	1.00	2.18	0.99	0.47	0.86

Distributions from:[2]
Net investment income	(0.05)	(0.20)	(0.20)	(0.20)	(0.17)	(0.24)
Net realized gain	—	(0.68)	(0.15)	(0.01)	(0.05)	(1.19)
Return of capital	—	—	—	—	(0.00)[3]	—

Total distributions	(0.05)	(0.88)	(0.35)	(0.21)	(0.22)	(1.43)

Net asset value, end of period	$10.75	$10.90	$10.78	$8.95	$8.17	$7.92

Total Return[4]
Based on net asset value	(0.94)%[5]	9.34%	24.52%	12.12%	5.96%	10.33%

Ratios to Average Net Assets
Total expenses	1.02%[6]	0.99%	1.04%	0.96%	1.02%	1.07%

Total expenses after fees waived and reimbursed	0.81%[6]	0.78%	0.84%	0.83%	1.02%	1.03%

Net investment income	1.76%[6]	1.81%	1.95%	2.35%	2.09%	2.73%

Supplemental Data
Net assets, end of period (000)	$32,499	$35,694	$36,658	$34,558	$30,925	$28,803

Portfolio turnover rate	17%	18%	18%	4%	12%	103%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Financial Highlights (concluded)	BlackRock Equity Dividend V.I. Fund

	Class III
	Six Months Ended June 30, 2015	Year Ended December 31,			Period July 1, 2011[1] to December 31,
	(Unaudited)	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$10.89	$10.77	$8.95	$8.17	$8.60

Net investment income[2]	0.08	0.17	0.17	0.20	0.06
Net realized and unrealized gain (loss)	(0.20)	0.80	1.97	0.77	(0.31)

Net increase (decrease) from investment operations	(0.12)	0.97	2.14	0.97	(0.25)

Distributions from:[3]
Net investment income	(0.04)	(0.17)	(0.17)	(0.18)	(0.13)
Net realized gain	—	(0.68)	(0.15)	(0.01)	(0.05)
Return of capital	—	—	—	—	(0.00)[4]

Total distributions	(0.04)	(0.85)	(0.32)	(0.19)	(0.18)

Net asset value, end of period	$10.73	$10.89	$10.77	$8.95	$8.17

Total Return[5]
Based on net asset value	(1.09)%[6]	9.07%	24.12%	11.90%	(2.94)%[6]

Ratios to Average Net Assets
Total expenses	1.24%[7]	1.24%	1.28%	1.21%	1.26%[7]

Total expenses after fees waived and reimbursed	1.06%[7]	1.03%	1.09%	1.06%	1.26%[7]

Net investment income	1.52%[7]	1.56%	1.71%	2.24%	1.99%[7]

Supplemental Data
Net assets, end of period (000)	$25,618	$22,619	$20,567	$12,379	$2,347

Portfolio turnover rate	17%	18%	18%	4%	12%

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	13

Notes to Financial Statements (Unaudited)	BlackRock Equity Dividend V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Equity Dividend V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on July 1, 2011.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	15

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

As of June 30, 2015, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
UBS Securities LLC	$170,391	$(170,391)	—

[1]

Collateral with a value of $174,673 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion - $3 Billion	0.56%
$3 Billion - $5 Billion	0.54%
$5 Billion - $10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any.

For the six months ended June 30, 2015, the Fund reimbursed the Manager $292 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse all such fees for Class I and Class III.

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed – class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Directors.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending – affiliated – net in the Statement of Operations. For the six months ended June 30, 2015, the Fund paid BIM $203 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2015, the purchase transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $107,683.

5. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments, excluding short-term securities, were $9,840,980 and $9,666,718, respectively.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	17

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$46,359,305

Gross unrealized appreciation	$12,469,869
Gross unrealized depreciation	(710,107)

Net unrealized appreciation	$11,759,762

7. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Fund did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2015, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	99,932	$1,084,764	317,806	$3,481,608
Shares issued in reinvestment of distributions	13,821	151,200	250,368	2,744,654
Shares redeemed	(364,152)	(3,958,015)	(694,061)	(7,520,813)

Net decrease	(250,399)	$(2,722,051)	(125,887)	$(1,294,551)

Class III
Shares sold	498,860	$5,427,897	666,129	$7,306,757
Shares issued in reinvestment of distributions	8,125	88,801	152,731	1,673,909
Shares redeemed	(196,287)	(2,129,998)	(651,430)	(7,094,959)

Net increase	310,698	$3,386,700	167,430	$1,885,707

Total Net Increase	60,299	$664,649	41,543	$591,156

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (concluded)	BlackRock Equity Dividend V.I. Fund

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income and a long-term capital gain distribution in the following amounts per share on July 17, 2015 to shareholders of record on July 15, 2015:

	Net Investment Income	Long-Term Capital Gain
Class I	$0.044593	$0.103672
Class III	$0.038547	$0.103672

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	19

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Global Allocation V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2015	BlackRock Global Allocation V.I. Fund

Investment Objective

BlackRock Global Allocation V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the six months ended June 30, 2015, the Fund outperformed its reference benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex U.S.) Index (24%), BofA Merrill Lynch Current 5-Year U.S. Treasury Index (24%) and Citigroup Non-U.S. Dollar World Government Bond Index (16%) (the “Reference Benchmark”). For the same period, with respect to the broad-based all-equity benchmark, the FTSE World Index, the Fund’s Class I and II Shares performed in line with the benchmark while the Class III Shares underperformed the benchmark. The Fund invests in both equities and bonds; therefore, the Reference Benchmark provides a truer representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, options and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

•

Within equities, an overweight in Japan as well as an underweight and stock selection in the United States contributed to performance. In addition, an overweight to Europe, notably in France, was additive. From a sector perspective, stock selection in information technology (“IT”), industrials, financials and consumer discretionary added to returns. An underweight position to fixed income (relative to the Reference Benchmark) contributed positively to performance. From a currency perspective, an overweight in the U.S. dollar positively impacted performance.

•

Within equities, stock selection in Canada and the United Kingdom detracted from performance. From a sector perspective, stock selection in consumer staples weighed on returns. Exposure to cash equivalents also negatively impacted performance.

Describe recent portfolio activity.

•

During the period, the Fund’s overall equity allocation decreased from 62% to 60% of net assets. Within equities, the Fund decreased its U.S. exposure and increased its weighting in Europe and Asia, notably Japan. On a sector basis, the Fund decreased its equity weightings in consumer discretionary, energy, healthcare and utilities, and increased its exposure to financials, consumer staples, IT, telecommunication services (“telecom”), materials and industrials. The Fund’s allocation to fixed income was reduced from 22% to 20% of net assets. Within fixed income, the Fund reduced exposure to government bonds, notably in the United States and Australia, and increased exposure to corporates and bank loans. The Fund’s allocation to commodity-related securities remained at 1%.

•

Reflecting the above changes, the allocation to cash and cash equivalents was 19% of net assets. Over the six months, cash helped mitigate portfolio volatility and served as a source of funds for new investments. The Fund has overweighted cash equivalents relative to the Reference Benchmark in part to keep overall portfolio duration (and corresponding interest rate sensitivity) low.

Describe portfolio positioning at period end.

•

Relative to its Reference Benchmark, the Fund ended the period with a neutral allocation to equities, slightly overweight commodity-related assets, significantly underweight fixed income and overweight cash equivalents. Within the equity segment, the Fund was overweight Japan and Europe, and underweight the United States. Within Europe, the Fund was overweight France, Germany and the Netherlands, and underweight the United Kingdom. On a sector basis, the Fund was overweight healthcare, materials, industrials, energy and telecom, and underweight consumer staples, consumer discretionary, financials and IT. Within fixed income, the Fund was underweight U.S. Treasuries, European sovereign debt and Japanese government bonds, and overweight government bonds in Mexico, Brazil and Argentina. In addition, the portfolio was overweight corporate and convertible bonds.

•

With respect to currency exposure, relative to its Reference Benchmark, the Fund was overweight the U.S. dollar, Indian rupee, Hong Kong dollar and Singapore dollar, and had smaller overweights in select Latin American currencies. The Fund was underweight the euro, Japanese yen, Australian dollar, Canadian dollar, Korean won, British pound, Swiss franc and Taiwan dollar, along with select European currencies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overall Asset Exposure

			Reference Benchmark[3] Percentage
	Percent of Fund’s Net Assets[1]
Portfolio Composition	6/30/15	12/31/14[2]
U.S. Equities	24%	28%	35%
European Equities	15	14	13
Asia Pacific Equities	17	16	9
Other Equities	4	4	3
Total Equities	60	62	60
U.S. Dollar Denominated Fixed Income Securities	14	14	24
U.S. Issuers	9	11	—
Non-U.S. Issuers	5	3	—
Non-U.S. Dollar Denominated Fixed Income Securities	6	8	16
Total Fixed Income Securities	20	22	40
Commodity-Related	1	1	—
Cash & Short-Term Securities	19	15	—

[1]	Exposure based on market value and adjusted for the economic value of futures, swaps, options and convertible bonds.

[2]	Prior period data is updated to reflect the economic value of options and convertible bonds and to present commodity-related exposure separately.

[3]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index®; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 5 of this report to shareholders in the “Performance Summary” section.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

BlackRock Global Allocation V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing markets and economic trends.

[3]	An unmanaged capitalization-weighted index is comprised of 2,545 equities from 35 countries in 4 regions, including the United States.

[4]

An unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

Performance Summary for the Period Ended June 30, 2015

	6-Month Total Returns[6]	Average Annual Total Returns
		1 Year[6]	5 Years[6]	10 Years[6]

Class I5	2.83%	1.45%	8.18%	7.49%
Class II5	2.78	1.36	8.02	7.33
Class III[5]	2.68	1.17	7.91	7.24
FTSE World Index	2.80	1.05	12.88	7.05
Reference Benchmark	0.87	(0.36)	9.11	6.15
U.S. Stocks: S&P 500® Index[7]	1.23	7.42	17.34	7.90
Non-U.S. Stocks: FTSE World (ex U.S.) Index[8]	4.27	(5.27)	8.75	6.07
U.S. Bonds: BofA Merrill Lynch Current 5-Year U.S. Treasury Index[9]	1.12	2.12	2.65	4.25
Non-U.S. Bonds: Citigroup Non-U.S. Dollar World Government Bond Index[10]	(5.83)	(13.49)	0.32	2.63

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[8]	An unmanaged capitalization-weighted index is comprised of 1,888 equities from 34 countries, excluding the United States.

[9]	An unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.

[10]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[12]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[11]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[11]	Annualized Expense Ratio
Class I	$1,000.00	$1,028.30	$3.67	$1,000.00	$1,021.17	$3.66	0.73%
Class II	$1,000.00	$1,027.80	$4.42	$1,000.00	$1,020.43	$4.41	0.88%
Class III	$1,000.00	$1,026.80	$4.92	$1,000.00	$1,019.93	$4.91	0.98%

[11]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[12]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	3

Disclosure of Expenses	BlackRock Global Allocation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Consolidated Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.2%
Australia & New Zealand Banking Group Ltd.	32,292	$801,397
Commonwealth Bank of Australia	18,844	1,235,733
Healthscope Ltd.	5,566,964	11,657,013
Mesoblast Ltd. (a)(b)	958,768	2,777,010
National Australia Bank Ltd.	27,711	711,732
Wesfarmers Ltd.	11,599	348,819
Westpac Banking Corp.	36,079	892,669

		18,424,373
Belgium — 0.0%
Anheuser-Busch InBev NV	8,274	995,699
BHF Kleinwort Benson Group (a)	590,970	2,892,326
BHF Kleinwort Benson Group SA	36,463	178,355

		4,066,380
Brazil — 0.3%
BR Malls Participacoes SA	1,130,998	5,347,422
Cia Brasileira de Distribuicao, Preference Shares	165,473	3,907,038
Cosan Ltd., Class A	693,225	4,270,266
Cyrela Brazil Realty SA Empreendimentos e Participacoes	489,998	1,566,556
Gerdau SA — ADR	1,717,001	4,137,972
Itau Unibanco Holding SA, Class S Preference Shares	578,925	6,377,467
MRV Engenharia e Participacoes SA	29,138	73,100
Petroleo Brasileiro SA — ADR (a)(b)	1,065,089	9,639,055
Qualicorp SA	39,274	247,460
SLC Agricola SA	421,762	2,333,250

		37,899,586
Canada — 1.4%
Athabasca Oil Corp. (a)(b)	1,746,414	2,852,430
Bank of Montreal	7,619	451,467
The Bank of Nova Scotia	14,173	731,572
Barrick Gold Corp.	954,306	10,172,902
Cameco Corp. (b)	900,289	12,856,127
Canadian National Railway Co. (b)	107,052	6,182,253
Eldorado Gold Corp.	1,347,626	5,589,033
Enbridge, Inc.	30,679	1,434,716
First Quantum Minerals Ltd. (b)	3,347,651	43,768,728
Goldcorp, Inc. (b)	1,151,277	18,650,687
Manulife Financial Corp.	21,894	406,853
Platinum Group Metals Ltd. (a)	5,360,633	2,103,051
Platinum Group Metals Ltd. (a)(b)	3,220,099	1,288,040
Potash Corp. of Saskatchewan, Inc.	138,447	4,287,534
Royal Bank of Canada	16,849	1,030,366
Suncor Energy, Inc.	53,555	1,475,014
Suncor Energy, Inc. — NY Shares (b)	67,903	1,868,691
The Toronto-Dominion Bank	411,492	17,474,408
TransCanada Corp. (b)	706,396	28,708,295

		161,332,167

Common Stocks	Shares	Value
China — 0.7%
Alibaba Group Holding Ltd. — ADR (a)(b)	146,149	$12,023,678
Beijing Enterprises Holdings Ltd.	2,205,042	16,569,673
CAR, Inc. (a)(b)	2,812,540	5,977,264
China Overseas Land & Investment Ltd.	3,008,000	10,588,516
China Resources Land Ltd.	2,894,000	9,365,999
Dalian Wanda Commercial Properties Co. Ltd. (c)	972,700	7,823,964
Dongfeng Motor Group Co. Ltd., Class H	1,630,800	2,184,758
Haitian International Holdings Ltd.	2,541,800	5,966,966
SINA Corp. (a)	166,167	8,900,735
Zhongsheng Group Holdings Ltd. (b)	3,441,706	2,417,154

		81,818,707
Cyprus — 0.0%
Ocean Rig UDW, Inc. (b)	365,852	1,876,821
Denmark — 0.1%
Novo Nordisk A/S, Class B	76,149	4,178,667
TDC A/S	351,167	2,574,176

		6,752,843
Egypt — 0.0%
Integrated Diagnostics Holdings PLC (a)	393,265	2,300,600
France — 2.4%
Air Liquide SA (b)	34,047	4,320,251
Airbus Group SE	380,096	24,758,497
Alcatel-Lucent (a)(b)	311,338	1,135,525
Arkema SA	92,062	6,654,952
Atos SE	127,165	9,502,207
AXA SA	693,663	17,585,673
BNP Paribas SA	207,937	12,618,211
Cie de Saint-Gobain	224,803	10,147,939
Danone SA	5,777	374,203
Dassault Aviation SA	11,126	14,323,227
GDF Suez	485,836	9,045,483
L’Oreal SA	2,463	440,683
Orange SA	309,015	4,775,637
Renault SA	61,929	6,493,109
Safran SA	507,563	34,493,747
Sanofi	337,435	33,382,494
Schneider Electric SE	135,638	9,391,461
Société Générale SA	245,429	11,516,484
TOTAL SA	377,413	18,512,509
TOTAL SA — ADR (b)	434,654	21,371,937
UBISOFT Entertainment (a)	495,034	8,850,584
Unibail-Rodamco SE	32,185	8,175,163
Worldline SA (a)	487,288	9,995,874

		277,865,850
Germany — 1.1%
Allianz SE	5,329	831,065
BASF SE	123,906	10,902,876

Portfolio Abbreviations
ADR	American Depositary Receipts	GDR	Global Depositary Receipts	PCL	Public Company Limited
AUD	Australian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty
BRL	Brazilian Real	INR	Indian Rupee	REIT	Real Estate Investment Trust
CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar
CHF	Swiss Franc	JSC	Joint Stock Company	S&P	Standard & Poor’s
CLP	Chilean Peso	KRW	South Korean Won	SPDR	Standard & Poor’s Depositary Receipts
CNH	Chinese Yuan	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
EUR	Euro	MXN	Mexican Peso	TWD	Taiwan Dollar
FTSE	Financial Times Stock Exchange	NYSE	New York Stock Exchange	USD	U.S. Dollar
GBP	British Pound	NZD	New Zealand Dollar	WIBOR	Warsaw Interbank Offered Rate

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	5

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Germany (concluded)
Bayer AG, Registered Shares	172,613	$24,172,794
Bayerische Motoren Werke AG (b)	80,962	8,866,530
Deutsche Annington Immobilien SE (a)	474,289	13,383,501
Deutsche Bank AG, Registered Shares	420,532	12,644,039
Deutsche Post AG, Registered Shares	183,230	5,353,865
Deutsche Telekom AG, Registered Shares	623,412	10,747,828
Linde AG	32,209	6,104,054
RTL Group SA (b)	12,267	1,108,939
SAP SE	98,380	6,894,120
Volkswagen AG	4,512	1,044,740
Volkswagen AG, Preference Shares	123,808	28,733,263

		130,787,614
Hong Kong — 0.7%
AIA Group Ltd.	2,004,800	13,108,702
Chaoda Modern Agriculture Holdings Ltd. (a)(b)	19,748,798	1,323,881
Haier Electronics Group Co. Ltd.	2,460,000	6,623,534
Sino Biopharmaceutical Ltd.	4,144,000	4,804,436
Sun Hung Kai Properties Ltd.	2,044,083	33,078,950
The Wharf Holdings Ltd.	3,803,000	25,273,006

		84,212,509
India — 0.3%
Coal India Ltd.	903,162	5,966,465
Cummins India Ltd.	12,411	174,636
Maruti Suzuki India Ltd.	137,753	9,082,967
Oil & Natural Gas Corp. Ltd. (a)	2,307,306	11,200,587
Reliance Industries Ltd.	449,887	7,059,034

		33,483,689
Indonesia — 0.1%
Siloam International Hospitals Tbk PT	5,764,508	6,226,058
Ireland — 0.3%
King Digital Entertainment PLC	621,691	8,859,097
Shire PLC	279,937	22,492,673
XL Group PLC	235,934	8,776,745

		40,128,515
Israel — 0.8%
Check Point Software Technologies Ltd. (a)	31,350	2,493,893
Mobileye NV (b)(d)	1,006,312	53,505,609
Teva Pharmaceutical Industries Ltd. — ADR (d)	748,440	44,232,804

		100,232,306
Italy — 0.6%
Banco Popolare SC (a)	55,458	913,151
EI Towers SpA	285,401	17,197,623
Enel SpA	1,990,400	9,021,100
Eni SpA	91,505	1,625,280
Intesa Sanpaolo SpA	5,548,922	20,150,868
Rai Way SpA (c)	1,590,809	7,626,122
Telecom Italia SpA (a)(b)	2,023,803	2,571,878
Telecom Italia SpA	895,768	913,472
UniCredit SpA	900,408	6,051,544
Unione di Banche Italiane ScpA	130,545	1,047,517

		67,118,555
Japan — 9.6%
Aisin Seiki Co. Ltd.	325,739	13,850,183
Ajinomoto Co., Inc.	115,000	2,486,905
Alpine Electronics, Inc.	63,800	1,228,853
Asahi Group Holdings Ltd.	188,500	5,986,418
Asahi Kasei Corp.	1,220,100	10,007,971
ASKUL Corp.	2,400	75,720
Astellas Pharma, Inc.	471,465	6,716,417
Autobacs Seven Co. Ltd.	38,800	648,856

Common Stocks	Shares	Value
Japan (continued)
Bandai Namco Holdings, Inc.	91,500	$1,768,197
The Bank of Yokohama Ltd.	361,000	2,210,755
Benesse Holdings, Inc.	13,900	348,465
Bridgestone Corp.	638,732	23,609,189
Canon Marketing Japan, Inc.	45,200	768,667
The Chiba Bank Ltd.	307,000	2,337,743
Chiyoda Corp.	80,000	708,072
Chubu Electric Power Co., Inc.	764,400	11,392,732
COMSYS Holdings Corp.	27,900	415,023
Daikin Industries Ltd.	196,000	14,090,122
Daikyo, Inc.	611,000	982,524
Daito Trust Construction Co. Ltd.	72,200	7,472,360
Dena Co. Ltd.	269,900	5,304,275
Denso Corp.	683,320	33,997,297
East Japan Railway Co.	380,251	34,184,272
Eisai Co. Ltd.	71,900	4,820,509
Electric Power Development Co. Ltd.	112,300	3,967,101
Exedy Corp.	30,300	756,541
FamilyMart Co. Ltd. (b)	156,700	7,205,874
FANUC Corp.	54,818	11,216,618
Fuji Heavy Industries Ltd.	1,503,964	55,301,938
Futaba Industrial Co. Ltd.	383,921	1,864,904
Gree, Inc. (b)	1,097,400	6,408,490
GS Yuasa Corp.	1,234,000	4,845,600
GungHo Online Entertainment, Inc. (b)	1,345,100	5,234,557
Hitachi Chemical Co. Ltd.	503,500	9,068,550
Hitachi High-Technologies Corp.	70,900	1,993,126
Hitachi Kokusai Electric, Inc.	48,000	729,174
Hitachi Ltd.	2,625,700	17,296,929
Honda Motor Co. Ltd.	482,183	15,584,083
Hoya Corp.	207,274	8,301,269
IHI Corp.	1,607,000	7,482,470
Inpex Corp.	2,219,039	25,188,207
Isuzu Motors Ltd.	895,700	11,751,193
Japan Airlines Co. Ltd.	934,200	32,556,329
Japan Tobacco, Inc.	183,100	6,509,073
JGC Corp.	271,302	5,121,413
JSR Corp.	554,900	9,795,820
JX Holdings, Inc.	817,300	3,523,668
Kamigumi Co. Ltd.	92,000	863,591
The Kansai Electric Power Co., Inc. (a)	128,300	1,420,350
KDDI Corp.	508,500	12,271,098
Keyence Corp.	7,200	3,880,634
Kinden Corp.	101,000	1,335,565
Kirin Holdings Co. Ltd.	353,000	4,862,283
Koito Manufacturing Co. Ltd.	166,200	6,471,359
Komatsu Ltd.	332,300	6,667,040
Kubota Corp.	466,296	7,393,767
Kuraray Co. Ltd.	550,270	6,721,746
Kyocera Corp.	229,100	11,911,473
Kyushu Electric Power Co, Inc. (a)	372,800	4,322,213
Mabuchi Motor Co. Ltd.	47,800	3,023,466
Maeda Road Construction Co. Ltd.	47,000	864,774
Medipal Holdings Corp.	19,500	317,608
Mitsubishi Corp.	1,106,747	24,330,736
Mitsubishi Electric Corp.	1,758,000	22,700,532
Mitsubishi Estate Co. Ltd.	613,000	13,202,851
Mitsubishi Heavy Industries Ltd.	2,521,000	15,325,049
Mitsubishi UFJ Financial Group, Inc.	3,774,000	27,151,916
Mitsui & Co. Ltd.	2,291,478	31,132,313
Mizuho Financial Group, Inc.	4,319,700	9,346,675
MS&AD Insurance Group Holdings, Inc.	188,814	5,877,458
Murata Manufacturing Co. Ltd.	36,528	6,374,700
Nabtesco Corp.	120,500	3,022,590
NEC Corp.	3,427,000	10,370,621

See Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (concluded)
Nexon Co. Ltd.	135,500	$1,865,497
Nikon Corp. (b)	796,100	9,200,286
Nintendo Co. Ltd.	116,000	19,351,996
Nippo Corp.	20,000	342,859
Nippon Express Co. Ltd.	530,000	2,604,116
Nippon Steel & Sumitomo Metal Corp.	2,901,000	7,521,871
Nippon Telegraph & Telephone Corp.	325,660	11,794,023
Nitto Denko Corp.	379,900	31,198,280
Nomura Holdings, Inc.	909,800	6,142,831
NS Solutions Corp.	4,800	158,717
NTT DOCOMO, Inc.	169,100	3,246,477
Okumura Corp.	1,280,751	6,533,920
Omron Corp.	97,400	4,230,889
Otsuka Holdings Co. Ltd.	190,000	6,054,007
Rinnai Corp.	106,223	8,364,542
Rohm Co. Ltd.	307,453	20,599,077
Ryohin Keikaku Co. Ltd.	37,900	7,349,512
Sanrio Co. Ltd. (b)	333,300	9,055,914
Sawai Pharmaceutical Co. Ltd.	33,400	1,943,881
SCSK Corp.	11,500	350,686
Secom Co. Ltd.	26,500	1,721,588
Sega Sammy Holdings, Inc.	479,900	6,274,837
Seino Holdings Co. Ltd.	140,700	1,575,155
Shimamura Co. Ltd.	12,900	1,354,361
Shin-Etsu Chemical Co. Ltd.	434,134	26,921,043
Ship Healthcare Holdings, Inc.	161,800	3,343,611
The Shizuoka Bank Ltd.	207,000	2,160,815
SHO-BOND Holdings Co Ltd.	4,300	179,478
SMC Corp.	16,400	4,935,074
Sohgo Security Services Co. Ltd.	68,800	2,717,148
Sompo Japan Nipponkoa Holdings, Inc.	169,500	6,206,452
Sony Corp. (a)	200,300	5,687,892
Sony Financial Holdings, Inc.	442,600	7,749,396
Stanley Electric Co. Ltd.	50,700	1,055,920
Sumco Corp.	380,500	4,758,919
Sumitomo Corp.	1,100,400	12,808,018
Sumitomo Electric Industries Ltd.	641,248	9,924,819
Sumitomo Mitsui Financial Group, Inc.	550,647	24,514,366
Suntory Beverage & Food Ltd.	98,800	3,933,324
Suzuki Motor Corp.	557,189	18,804,835
Takeda Pharmaceutical Co. Ltd.	30,100	1,452,886
THK Co. Ltd.	51,400	1,109,223
Toda Corp.	1,491,896	6,846,966
Tokio Marine Holdings, Inc.	358,823	14,923,126
Tokyo Electric Power Co., Inc. (a)	223,100	1,215,427
Tokyo Gas Co. Ltd.	4,370,070	23,199,306
Toyota Industries Corp.	576,177	32,811,208
Toyota Motor Corp.	438,500	29,343,229
Toyota Tsusho Corp.	185,600	4,980,233
Trend Micro, Inc.	90,400	3,092,285
TV Asahi Holdings Corp.	44,700	750,405
Ube Industries Ltd.	4,016,346	7,576,320
Yahoo Japan Corp.	1,115,200	4,501,000
Yamada Denki Co. Ltd. (b)	2,335,400	9,342,256
Yamaha Corp.	125,400	2,527,387
Yamato Kogyo Co. Ltd.	5,500	128,470

		1,126,613,019
Kazakhstan — 0.0%
KazMunaiGas Exploration Production JSC — GDR (b)	422,982	4,193,367
Malaysia — 0.2%
Axiata Group Bhd	4,638,986	7,865,840
IHH Healthcare Bhd	8,292,800	12,431,909

Common Stocks	Shares	Value
Malaysia (concluded)
Telekom Malaysia Bhd	2,081,746	$3,601,555

		23,899,304
Mexico — 0.3%
America Movil SAB de CV	5,462,693	5,838,921
America Movil SAB de CV, Class L — ADR	441,787	9,414,481
Fibra Uno Administracion SA de CV (b)	6,479,597	15,410,042
PLA Administradora Industrial S de RL de CV (b)	1,350,382	2,641,912

		33,305,356
Netherlands — 1.1%
Akzo Nobel NV	288,447	21,059,289
Constellium NV, Class A (a)	802,719	9,496,166
ING Groep NV — CVA (b)	944,711	15,687,314
Koninklijke DSM NV	141,768	8,231,099
Koninklijke Philips NV (b)	320,650	8,183,799
Royal Dutch Shell PLC, A Shares	439,224	12,467,507
Royal Dutch Shell PLC, A Shares — ADR	354,650	20,218,597
Royal Dutch Shell PLC, B Shares	90,095	2,565,035
SBM Offshore NV (a)(b)	2,213,050	26,379,231

		124,288,037
Norway — 0.3%
Statoil ASA (b)	2,235,920	39,984,980
Portugal — 0.1%
NOS SGPS	852,141	6,830,116
Singapore — 0.7%
Avago Technologies Ltd. (b)	11,905	1,582,532
CapitaLand Ltd. (b)	9,374,250	24,342,718
Global Logistic Properties Ltd. (b)	11,334,600	21,278,104
Keppel Corp. Ltd. (b)	2,926,900	17,839,823
Raffles Medical Group Ltd. (b)	1,427,800	4,876,475
Singapore Telecommunications Ltd.	3,463,030	10,807,145

		80,726,797
South Africa — 0.0%
Life Healthcare Group Holdings Ltd.	1,190,884	3,670,453
South Korea — 0.5%
Hyundai Motor Co. (b)	98,095	11,941,742
Hyundai Wia Corp.	30,726	2,831,423
Samsung Electronics Co. Ltd. (b)	25,807	29,280,266
Samsung Electronics Co. Ltd., Preference Shares	8,742	7,769,196
Samsung SDI Co. Ltd. (b)	23,387	2,319,522
SK Hynix, Inc.	199,456	7,559,686

		61,701,835
Spain — 0.2%
Banco Bilbao Vizcaya Argentaria SA	72,962	718,966
Banco Santander SA	164,836	1,159,462
Cellnex Telecom SAU (a)	1,173,668	19,855,974

		21,734,402
Sweden — 0.2%
Lundin Petroleum AB (a)(b)	1,137,412	19,514,060
Nordea Bank AB	37,201	463,962
Svenska Handelsbanken AB	356,979	5,211,270
Telefonaktiebolaget LM Ericsson	102,129	1,063,687

		26,252,979
Switzerland — 1.5%
Credit Suisse Group AG	277,292	7,649,791
Glencore PLC	1,061,614	4,257,262
Nestle SA, Registered Shares (b)	730,704	52,720,754

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	7

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Switzerland (concluded)
Novartis AG, Registered Shares	324,748	$31,942,364
Roche Holding AG	80,846	22,668,532
Syngenta AG, Registered Shares	71,891	29,333,104
TE Connectivity Ltd.	19,174	1,232,888
UBS Group AG, Registered Shares	1,156,322	24,533,080
Zurich Insurance Group AG	20,968	6,383,281

		180,721,056
Taiwan — 0.2%
Cheng Shin Rubber Industry Co. Ltd.	2,028,323	4,490,783
Far EasTone Telecommunications Co. Ltd.	1,563,988	3,780,515
Hon Hai Precision Industry Co. Ltd.	434,000	1,363,795
Taiwan Semiconductor Manufacturing Co. Ltd.	3,122,000	14,200,790
Yulon Motor Co. Ltd.	2,505,000	2,906,179

		26,742,062
Thailand — 0.1%
Bangkok Dusit Medical Services PCL	13,863,600	8,086,125
Bumrungrad Hospital PCL	998,700	5,529,360

		13,615,485
United Arab Emirates — 0.2%
Al Noor Hospitals Group PLC (b)	536,045	7,959,313
NMC Health PLC	908,647	11,350,235

		19,309,548
United Kingdom — 3.1%
Antofagasta PLC (b)	2,986,446	32,324,599
Aon PLC	4,592	457,731
AstraZeneca PLC	520,066	32,914,900
AstraZeneca PLC — ADR	82,717	5,269,900
Barclays PLC	2,230,634	9,142,529
BG Group PLC	125,036	2,082,438
BP PLC	670,021	4,446,687
British American Tobacco PLC	19,328	1,040,661
BT Group PLC	1,704,665	12,071,243
CNH Industrial NV — NYSE	134,320	1,246,490
Coats Group PLC (a)	1,865,979	714,835
Delphi Automotive PLC	187,872	15,986,028
Delta Topco Ltd. (Acquired 5/02/12, cost $8,295,346) (e)	13,440,990	7,701,687
Diageo PLC	26,067	754,890
Diageo PLC — ADR (b)(d)	126,278	14,653,299
GlaxoSmithKline PLC	137,307	2,854,862
HSBC Holdings PLC	4,682,961	41,932,904
Imperial Tobacco Group PLC	9,987	480,993
Legal & General Group PLC	1,826,837	7,143,003
Lloyds Banking Group PLC	5,069,221	6,803,862
National Grid PLC	896,896	11,543,722
Ophir Energy PLC (a)	4,187,026	7,456,096
Prudential PLC	811,864	19,565,439
Reckitt Benckiser Group PLC	6,685	576,473
Rio Tinto PLC	953,856	39,234,697
SABMiller PLC	816,157	42,317,808
Spire Healthcare Group PLC (c)	3,659,065	19,145,067
Standard Chartered PLC	330,906	5,299,230
Unilever NV	28,903	1,208,412
Vodafone Group PLC	2,273,132	8,292,096
Vodafone Group PLC — ADR	322,453	11,753,412

		366,415,993
United States — 28.6%
3M Co.	15,101	2,330,084
Abbott Laboratories (d)	192,537	9,449,716
AbbVie, Inc.	665,419	44,709,503

Common Stocks	Shares	Value
United States (continued)
Acadia Healthcare Co., Inc. (a)	85,507	$6,697,763
Accenture PLC, Class A	54,777	5,301,318
ACE Ltd.	21,835	2,220,183
Activision Blizzard, Inc. (d)	1,010,127	24,455,175
Adobe Systems, Inc. (a)	56,296	4,560,539
AES Corp.	613,606	8,136,416
Aetna, Inc. (d)	223,570	28,496,232
Aflac, Inc.	7,257	451,385
Agilent Technologies, Inc.	171,657	6,622,527
Air Products & Chemicals, Inc.	26,310	3,599,997
Alexion Pharmaceuticals, Inc. (a)	86,446	15,626,843
Alkermes PLC (a)	23,470	1,510,060
Allergan PLC (a)	140,116	42,519,601
Alliance Data Systems Corp. (a)	8,171	2,385,442
The Allstate Corp.	214,702	13,927,719
Altria Group, Inc.	28,191	1,378,822
Amdocs Ltd.	46,270	2,525,879
American Capital Agency Corp.	151,156	2,776,736
American Electric Power Co, Inc.	267,951	14,193,364
American Express Co.	14,332	1,113,883
American International Group, Inc.	405,114	25,044,147
American Tower Corp.	6,762	630,827
American Water Works Co., Inc.	213,538	10,384,353
Ameriprise Financial, Inc.	19,025	2,376,793
AmerisourceBergen Corp.	28,258	3,004,956
Amgen, Inc.	200,028	30,708,299
Anadarko Petroleum Corp.	888,397	69,348,270
Anthem, Inc.	35,587	5,841,250
Apple Inc. (d)	389,513	48,854,670
Applied Materials, Inc.	57,426	1,103,728
Archer-Daniels-Midland Co.	70,219	3,385,960
AT&T Inc.	975,575	34,652,424
Automatic Data Processing, Inc.	22,721	1,822,906
AXIS Capital Holdings Ltd.	45,083	2,406,080
Baker Hughes, Inc.	21,936	1,353,451
Bank of America Corp. (d)	4,046,542	68,872,145
The Bank of New York Mellon Corp. (d)	313,575	13,160,743
Baxter International, Inc. (d)	80,216	5,609,505
BB&T Corp.	11,599	467,556
Becton Dickinson & Co.	29,392	4,163,377
Berkshire Hathaway, Inc., Class A (a)	121	24,786,850
Berkshire Hathaway, Inc., Class B (a)	272,940	37,149,863
Biogen, Inc. (a)	67,933	27,440,856
The Boeing Co.	15,321	2,125,329
BorgWarner, Inc.	209,050	11,882,402
Boulder Brands, Inc. (a)(b)	133,515	926,594
Bristol-Myers Squibb Co.	356,067	23,692,698
Broadcom Corp., Class A	25,730	1,324,838
Calpine Corp. (a)	646,271	11,626,415
Cameron International Corp. (a)	20,429	1,069,867
Capital One Financial Corp.	166,412	14,639,264
Cardinal Health, Inc.	51,273	4,288,986
Catalent, Inc. (a)	526,056	15,429,222
Celgene Corp. (a)	114,869	13,294,364
CenterPoint Energy, Inc.	351,154	6,682,461
CF Industries Holdings, Inc. (b)	40,345	2,593,377
The Charles Schwab Corp.	402,117	13,129,120
Chevron Corp.	139,784	13,484,962
The Chubb Corp.	18,541	1,763,991
Cigna Corp.	13,977	2,264,274
Cintas Corp.	30,892	2,613,154
Cisco Systems, Inc.	1,370,138	37,623,989
Citigroup, Inc. (d)	841,088	46,461,701
Citizens Financial Group, Inc.	45,651	1,246,729
CME Group, Inc.	114,424	10,648,297

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (continued)
CNA Financial Corp.	50,074	$1,913,328
Coach, Inc.	292,953	10,139,103
The Coca-Cola Co.	962,550	37,760,837
Cognizant Technology Solutions Corp., Class A (a)	28,713	1,754,077
Colfax Corp. (a)(b)	442,804	20,435,405
Colgate-Palmolive Co.	235,653	15,414,063
Computer Sciences Corp.	43,256	2,839,324
ConocoPhillips	62,424	3,833,458
CONSOL Energy, Inc.	918,391	19,965,820
Constellation Brands, Inc., Class A	28,375	3,292,067
Corning, Inc.	60,422	1,192,126
Costco Wholesale Corp.	6,242	843,045
Crown Castle International Corp.	161,827	12,994,708
Crown Holdings, Inc. (a)	110,165	5,828,830
CSX Corp.	306,862	10,019,044
CVS Health Corp.	46,730	4,901,042
Danaher Corp.	119,895	10,261,813
Diamondback Energy, Inc. (a)	139,040	10,480,835
Discover Financial Services	81,041	4,669,582
DISH Network Corp., Class A (a)(d)	184,923	12,521,136
Dominion Resources, Inc.	220,317	14,732,598
Dover Corp.	29,555	2,074,170
The Dow Chemical Co.	153,138	7,836,071
Eaton Corp. PLC	410,430	27,699,921
eBay, Inc. (a)(d)	477,202	28,746,648
Eclipse Resources Corp. (a)(b)	113,624	597,662
Ecolab, Inc.	36,940	4,176,806
EI du Pont de Nemours & Co.	123,916	7,924,428
Electronic Arts, Inc. (a)	43,116	2,867,214
Eli Lilly & Co.	98,766	8,245,973
EMC Corp.	95,943	2,531,936
Emerson Electric Co.	279,424	15,488,472
EOG Resources, Inc.	27,796	2,433,540
EQT Corp.	71,848	5,844,116
Equity Residential	5,839	409,723
Evolent Health, Inc. (a)	75,800	1,478,100
Expedia, Inc.	26,982	2,950,482
Express Scripts Holding Co. (a)	19,428	1,727,926
Exxon Mobil Corp.	213,049	17,725,677
Facebook, Inc., Class A (a)	326,204	27,976,886
FedEx Corp. (b)	277,176	47,230,790
Fidelity National Information Services, Inc.	46,189	2,854,480
Fifth Third Bancorp	58,873	1,225,736
FMC Corp.	212,595	11,171,867
Ford Motor Co.	1,962,442	29,456,254
Freeport-McMoRan, Inc.	2,419,653	45,053,939
The Fresh Market, Inc. (a)(b)	31,410	1,009,517
General Dynamics Corp.	21,562	3,055,120
General Electric Co. (d)	1,370,340	36,409,934
General Mills, Inc.	8,614	479,972
Gilead Sciences, Inc.	137,549	16,104,237
GoDaddy, Inc. (a)	169,000	4,764,110
The Goldman Sachs Group, Inc. (d)	79,469	16,592,332
The Goodyear Tire & Rubber Co.	15,282	460,752
Google, Inc., Class A (a)	77,064	41,617,643
Google, Inc., Class C (a)	125,697	65,426,545
Gulfport Energy Corp. (a)	56,832	2,287,488
Halliburton Co.	42,963	1,850,416
Harris Corp.	28,303	2,176,784
HCA Holdings, Inc. (a)	317,313	28,786,635
Health Care REIT, Inc.	5,612	368,316
Helmerich & Payne, Inc. (b)	25,837	1,819,442
Hewlett-Packard Co.	353,343	10,603,823
The Home Depot, Inc.	19,622	2,180,593

Common Stocks	Shares	Value
United States (continued)
Horizon Pharma PLC (a)	83,661	$2,906,383
HTG Molecular Diagnostics, Inc. (a)(b)	82,100	915,415
Humana, Inc.	207,651	39,719,483
Intel Corp.	280,676	8,536,761
Intercontinental Exchange, Inc.	1,814	405,629
International Business Machines Corp.	62,974	10,243,351
International Paper Co.	46,724	2,223,595
Intuit, Inc.	39,414	3,971,749
InVitae Corp. (Acquired 10/08/14, cost $5,793,266) (e)	482,772	6,824,465
JB Hunt Transport Services, Inc.	57,337	4,706,794
Johnson & Johnson (d)	146,625	14,290,073
JPMorgan Chase & Co. (d)	1,201,425	81,408,558
Kansas City Southern	102,973	9,391,138
Kimberly-Clark Corp.	136,405	14,454,838
Kinder Morgan, Inc.	86,146	3,307,145
KLA-Tencor Corp.	85,970	4,832,374
Kohl’s Corp.	32,848	2,056,613
Kraft Foods Group, Inc.	8,398	715,006
The Kroger Co.	55,376	4,015,314
Las Vegas Sands Corp.	104,389	5,487,730
Lear Corp.	31,333	3,517,443
Liberty Broadband Corp., Class A (a)	105,446	5,374,583
Liberty Broadband Corp., Class C (a)	280,776	14,364,500
Liberty Media Corp., Class A (a)	307,864	11,095,419
Liberty Media Corp., Class C (a)	684,942	24,589,418
Lincoln National Corp.	62,330	3,691,183
Lookout, Inc. (Acquired 3/04/15, cost $936,169) (e)	81,954	955,944
Lowe’s Cos., Inc.	31,032	2,078,213
LyondellBasell Industries NV, Class A	107,181	11,095,377
Macy’s, Inc.	32,060	2,163,088
Marathon Petroleum Corp.	547,466	28,637,946
Marsh & McLennan Cos., Inc.	254,259	14,416,485
MasterCard, Inc., Class A	266,379	24,901,109
McDonald’s Corp.	282,381	26,845,962
McGraw Hill Financial, Inc.	4,377	439,670
McKesson Corp.	99,895	22,457,395
Medtronic PLC	107,997	8,002,578
Merck & Co., Inc. (d)	173,317	9,866,937
MetLife, Inc. (d)	247,804	13,874,546
Micron Technology, Inc. (a)	333,129	6,276,150
Microsoft Corp.	827,627	36,539,732
Molson Coors Brewing Co., Class B	126,152	8,806,671
Mondelez International, Inc., Class A	23,969	986,085
Monsanto Co.	92,606	9,870,874
Morgan Stanley (d)	438,050	16,991,959
Mylan NV (a)	296,126	20,095,110
NextEra Energy Partners LP (a)	89,230	3,535,293
NextEra Energy Partners LP	78,433	3,107,515
NextEra Energy, Inc.	167,205	16,391,106
Northrop Grumman Corp.	22,496	3,568,540
NRG Energy, Inc.	485,646	11,111,580
NRG Yield, Inc., Class A (b)	83,131	1,828,051
NRG Yield, Inc., Class C (b)	83,131	1,819,738
Nuance Communications, Inc. (a)	301,819	5,284,851
Occidental Petroleum Corp.	39,328	3,058,539
Oceaneering International, Inc.	456,777	21,281,240
Oracle Corp.	893,715	36,016,715
PACCAR, Inc.	172,788	11,025,602
Parker-Hannifin Corp.	16,509	1,920,492
PepsiCo, Inc.	21,330	1,990,942
Perrigo Co. PLC	55,709	10,296,694
Pfizer, Inc. (d)	933,955	31,315,511
Philip Morris International, Inc. (d)	380,179	30,478,950

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	9

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (continued)
Phillips 66	381,394	$30,725,101
Pioneer Natural Resources Co.	149,994	20,802,668
PPG Industries, Inc.	51,138	5,866,551
PPL Corp.	133,718	3,940,669
Praxair, Inc.	39,850	4,764,067
Precision Castparts Corp.	112,910	22,567,322
The Procter & Gamble Co.	995,612	77,896,683
Prologis, Inc.	253,796	9,415,832
Prudential Financial, Inc. (d)	101,159	8,853,436
Public Storage	2,336	430,688
Puma Biotechnology, Inc. (a)	16,242	1,896,253
QUALCOMM, Inc.	411,253	25,756,775
Raytheon Co.	22,640	2,166,195
Receptos, Inc. (a)	17,828	3,388,211
Regeneron Pharmaceuticals, Inc. (a)	10,494	5,353,304
Regions Financial Corp.	1,418,807	14,698,841
Reinsurance Group of America, Inc.	26,440	2,508,363
Reynolds American, Inc.	1,467	109,526
Rockwell Automation, Inc.	162,793	20,290,520
Salesforce.com, Inc. (a)	27,663	1,926,175
SanDisk Corp.	35,514	2,067,625
Schlumberger Ltd.	65,244	5,623,380
Seagate Technology PLC	38,638	1,835,305
Sealed Air Corp.	125,629	6,454,818
SeaWorld Entertainment, Inc. (b)	183,054	3,375,516
Sempra Energy	174,909	17,305,496
Simon Property Group, Inc.	91,398	15,813,682
Southern Copper Corp. (b)	994,799	29,257,039
The St. Joe Co. (a)	1,707,228	26,513,251
Stanley Black & Decker, Inc.	179,357	18,875,531
State Street Corp.	6,724	517,748
Stone Energy Corp. (a)	227,183	2,860,234
Stryker Corp.	15,970	1,526,253
SunTrust Banks, Inc. (d)	144,131	6,200,516
Sysco Corp.	156,932	5,665,245
Tahoe Resources, Inc.	847,798	10,276,751
Talen Energy Corp. (a)	16,702	286,606
Teladoc, Inc. (a)	21,200	402,800
Tenet Healthcare Corp. (a)(d)	298,891	17,299,811
TerraForm Power, Inc., Class A	239,762	9,106,161
TESARO, Inc. (a)	45,434	2,671,065
Texas Instruments, Inc.	95,664	4,927,653
Thermo Fisher Scientific, Inc.	209,307	27,159,676
Tiffany & Co. (d)	67,338	6,181,628
The Travelers Cos., Inc.	5,340	516,164
Twitter, Inc. (a)	1,112,762	40,304,240
Tyco International PLC	586,490	22,568,135
U.S. Bancorp	473,719	20,559,405
Union Pacific Corp.	280,796	26,779,515
United Continental Holdings, Inc. (a)(d)	491,390	26,048,584
United Parcel Service, Inc., Class B	363,165	35,194,320
United Technologies Corp.	214,456	23,789,604
UnitedHealth Group, Inc.	51,233	6,250,426
Univar, Inc. (a)	467,600	12,171,628
Valeant Pharmaceuticals International, Inc. (a)(d)	35,779	7,948,305
Valero Energy Corp.	78,651	4,923,553
Veeva Systems, Inc. (a)(b)	714,422	20,025,249
VeriSign, Inc. (a)	37,552	2,317,709
Verizon Communications, Inc.	1,118,228	52,134,353
Vertex Pharmaceuticals, Inc. (a)	114,408	14,127,100
Visa, Inc., Class A	605,144	40,635,420
WABCO Holdings, Inc. (a)	94,035	11,634,010
Walgreens Boots Alliance, Inc.	12,439	1,050,349

Common Stocks		Shares	Value
United States (concluded)
Wal-Mart Stores, Inc.		427,850	$30,347,401
Wells Fargo & Co. (d)		1,156,014	65,014,227
Western Digital Corp.		24,650	1,933,053
Whirlpool Corp.		33,526	5,801,674
The Williams Cos., Inc.		34,095	1,956,712
Wyndham Worldwide Corp.		28,925	2,369,247
Yahoo!, Inc. (a)		41,552	1,632,578

			3,359,857,028
Total Common Stocks — 55.9%			6,574,388,390

Corporate Bonds		Par (000)
Argentina — 0.0%
Empresa Distribuidora Y Comercializadora Norte, 9.75%, 10/25/22 (c)	USD	1,273	1,073,775
Australia — 0.1%
TFS Corp. Ltd., 11.00%, 7/15/18 (c)		14,717	15,520,298
Brazil — 0.1%
Itau Unibanco Holding SA, 2.85%, 5/26/18 (c)		10,158	10,076,736
Odebrecht Finance Ltd., 4.38%, 4/25/25 (c)		6,347	4,853,551

			14,930,287
Canada — 0.1%
Viterra, Inc., 5.95%, 8/01/20 (c)		6,515	7,162,526
Chile — 0.1%
Banco Santander Chile, 2.15%, 6/07/18 (c)(f)		8,041	8,161,615
Inversiones Alsacia SA, 8.00%, 12/31/18 (c)		7,848	4,630,538
Inversiones Alsacia SA Escrow Bonds, 8.00%, 8/18/18 (a)(c)(g)		5,252	1

			12,792,154
China — 0.2%
Alibaba Group Holding Ltd.:
3.13%, 11/28/21 (c)		9,854	9,732,441
3.60%, 11/28/24 (c)		4,601	4,436,408
Celestial Nutrifoods Ltd., 0.00%, 6/12/11 (a)(g)(h)	SGD	11,400	84,642
China Milk Products Group Ltd., 0.00%, 1/05/12 (a)(g)(h)	USD	4,800	48,000
SINA Corp., 1.00%, 12/01/18 (h)		5,846	5,564,661
			19,866,152
Colombia — 0.0%
Colombia Telecomunicaciones SA ESP, 5.38%, 9/27/22 (c)		1,094	1,084,427
France — 0.1%
BNP Paribas SA, 2.40%, 12/12/18		17,710	17,916,764
Germany — 0.2%
Deutsche Bank AG, 1.88%, 2/13/18		6,965	6,943,687
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (c)		2,662	2,713,576
Volkswagen International Finance NV, 5.50%, 11/09/15 (c)(h)	EUR	12,700	17,504,303

			27,161,566
Hong Kong — 0.1%
Hutchison Whampoa International 11 Ltd., 3.50%, 1/13/17 (c)	USD	5,783	5,959,960
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 2/14/22		4,186	4,446,080

			10,406,040

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
India — 0.2%
REI Agro Ltd.:
5.50%, 11/13/14 (a)(g)(h)	USD	2,291	$114,550
5.50%, 11/13/14 (a)(c)(g)(h)		6,148	307,400
Suzlon Energy Ltd., 3.25%, 7/16/19 (c)(h)(i)		17,936	24,953,460

			25,375,410
Italy — 0.3%
Intesa Sanpaolo SpA:
3.88%, 1/16/18		3,226	3,330,306
3.88%, 1/15/19		13,973	14,375,870
Telecom Italia Finance SA:
6.13%, 11/15/16 (c)(h)	EUR	8,100	13,134,574
6.13%, 11/15/16 (h)		500	810,776
Telecom Italia SpA, 5.30%, 5/30/24 (c)	USD	8,517	8,485,061

			40,136,587
Japan — 0.1%
Sumitomo Mitsui Banking Corp., 2.45%, 1/10/19		7,634	7,717,081
Luxembourg — 0.1%
Intelsat Jackson Holdings SA, 7.50%, 4/01/21		7,628	7,542,185
Mexico — 0.0%
Trust F/1401, 5.25%, 12/15/24 (c)		4,282	4,453,280
Netherlands — 0.2%
Bio City Development Co. BV, 8.00%, 7/06/18 (a)(c)(g)(h)		21,400	9,824,740
Constellium NV:
7.00%, 1/15/23 (c)	EUR	4,437	4,946,599
8.00%, 1/15/23 (c)	USD	1,180	1,209,500
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 3.95%, 11/09/22		3,115	3,114,583

			19,095,422
Singapore — 0.4%
CapitaLand Ltd.:
2.10%, 11/15/16 (h)	SGD	12,250	9,083,927
1.95%, 10/17/23 (c)(h)		10,000	7,738,427
Global Logistic Prop Ltd. Private, 3.88%, 6/04/25 (c)	USD	17,844	17,465,279
Olam International Ltd., 6.00%, 10/15/16 (h)		9,100	9,316,125

			43,603,758
South Korea — 0.0%
Hyundai Capital America, 2.00%, 3/19/18 (c)		3,735	3,736,333
Spain — 0.2%
Telefonica Participaciones SAU, 4.90%, 9/25/17 (h)	EUR	13,300	16,124,941
Telefonica SA, 6.00%, 7/24/17 (h)		4,100	5,525,067

			21,650,008
Switzerland — 0.1%
Glencore Funding LLC, 2.13%, 4/16/18 (c)	USD	1,440	1,429,171
UBS AG, 2.38%, 8/14/19		5,782	5,781,543

			7,210,714
United Arab Emirates — 0.1%
Dana Gas Sukuk Ltd., 7.00%, 10/31/17 (c)(h)		17,922	14,427,089
United Kingdom — 0.1%
Delta Topco Ltd. (Acquired 5/02/12-1/02/15, cost $12,615,387), 10.00%, 11/24/60 (e)		12,399	12,407,645
Lloyds Bank PLC, 2.30%, 11/27/18		2,241	2,264,690

			14,672,335

Corporate Bonds		Par (000)	Value
United States — 3.5%
AbbVie, Inc., 2.50%, 5/14/20	USD	12,279	$12,153,030
Actavis Funding SCS, 3.00%, 3/12/20		9,950	9,972,567
AliphCom (Acquired 4/27/15, cost $36,243,000), 0.00%, 4/01/20 (e)(f)(h)		36,243	36,243,000
Ally Financial, Inc.:
2.75%, 1/30/17		8,839	8,799,225
3.50%, 1/27/19		6,094	6,048,295
American Tower Corp., 3.40%, 2/15/19		2,448	2,505,082
AT&T Inc.:
2.38%, 11/27/18		15,386	15,520,674
3.00%, 6/30/22		23,535	22,724,549
Bank of America Corp.:
2.00%, 1/11/18		8,022	8,048,288
1.33%, 3/22/18 (f)		4,536	4,577,287
6.88%, 4/25/18		5,686	6,423,366
2.60%, 1/15/19		5,626	5,687,267
BioMarin Pharmaceutical, Inc.:
0.75%, 10/15/18 (h)		2,660	4,099,725
1.50%, 10/15/20 (h)		2,584	4,115,020
Cablevision Systems Corp., 5.88%, 9/15/22		3,424	3,321,280
Capital One Bank USA NA, 2.15%, 11/21/18		6,399	6,391,488
Chesapeake Energy Corp., 3.53%, 4/15/19 (f)		5,705	5,220,075
Citigroup, Inc., 1.80%, 2/05/18		16,955	16,914,138
Cobalt International Energy, Inc.:
2.63%, 12/01/19 (h)		13,810	10,193,506
3.13%, 5/15/24 (h)		17,017	12,347,961
Crown Cork & Seal Co., Inc., 7.50%, 12/15/96		337	324,363
Discover Bank, 2.00%, 2/21/18		1,199	1,196,066
Ford Motor Credit Co. LLC:
1.72%, 12/06/17		9,490	9,440,728
2.38%, 1/16/18		6,116	6,172,854
5.00%, 5/15/18		7,797	8,382,461
Forest City Enterprises, Inc., 4.25%, 8/15/18 (h)		6,174	7,242,874
Forest Laboratories LLC:
4.38%, 2/01/19 (c)		7,328	7,755,567
5.00%, 12/15/21 (c)		5,139	5,576,493
General Electric Capital Corp., 5.55%, 5/04/20		4,519	5,152,998
General Motors Financial Co., Inc., 3.50%, 7/10/19		8,658	8,841,273
Gilead Sciences, Inc., Series D, 1.63%, 5/01/16 (h)		4,253	21,929,531
HSBC USA, Inc., 1.63%, 1/16/18		6,065	6,048,424
Hughes Satellite Systems Corp., 7.63%, 6/15/21		1,700	1,870,340
JPMorgan Chase & Co., 4.35%, 8/15/21		4,760	5,095,061
Medtronic, Inc., 3.15%, 3/15/22 (c)		12,930	12,987,926
Morgan Stanley, 7.30%, 5/13/19		3,911	4,601,205
Mylan, Inc.:
3.75%, 9/15/15 (h)		4,869	24,743,649
2.55%, 3/28/19		7,871	7,802,562
QUALCOMM, Inc., 3.00%, 5/20/22		19,885	19,750,219
Sabine Pass Liquefaction LLC, 5.63%, 4/15/23		4,106	4,091,875
SanDisk Corp.:
1.50%, 8/15/17 (h)		5,948	7,691,507
0.50%, 10/15/20 (h)		5,948	5,765,843
SunGard Data Systems, Inc., 7.38%, 11/15/18		2,309	2,390,969
Synchrony Financial, 3.75%, 8/15/21		4,518	4,552,373
Take-Two Interactive Software, Inc., 1.75%, 12/01/16 (h)		5,016	7,455,030
Twitter, Inc., 1.00%, 9/15/21 (c)(h)		5,253	4,599,658

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	11

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
United States (concluded)
Xerox Corp., 6.35%, 5/15/18	USD	3,707	$4,131,248

			406,898,920
Total Corporate Bonds — 6.3%			744,433,111

Credit Linked Notes
India — 0.3%
Credit Suisse AG, (Housing Development Finance Corporation Ltd., Not Rated), 7.88%, 1/15/16 (c)		37,200	36,999,604

Floating Rate Loan Interests (f)
Cyprus — 0.0%
Drillships Ocean Ventures, Inc., Term Loan, 5.50%, 7/25/21		6,437	5,463,174
Germany — 0.1%
Deutsche Raststatten Gruppe IV GmbH:
Facility A - 2nd Amended,, 3.27%, 12/10/18	EUR	5,177	5,749,050
Facility B - 2nd Amended,, 3.52%, 12/10/19		2,120	2,360,324

			8,109,374
Netherlands — 0.2%
Promontoria Blue Holding 2 BV, Mezzanine Loan, 7.00%, 4/17/20		15,532	17,315,882
United States — 1.2%
AP One Channel Center Mezz LLC, Mezzanine Term Loan, 6.43%, 7/14/19	USD	4,667	4,667,000
Calpine Corp., Term Loan, 3.50%, 5/27/22		8,905	8,818,176
Drillships Financing Holding, Inc. (Ocean Rig), Tranche B-1 Term Loan, 6.00%, 3/31/21		5,613	4,565,539
Endo Luxembourg Finance Co. I S.à r.l.:
Bridge Loan,, 2.75%, 6/24/16		9,680	9,667,900
Term Loan B,, 3.00%, 6/24/22		8,795	8,811,535
Fieldwood Energy LLC, Closing Date Loan (Second Lien), 8.38%, 9/30/20		7,938	6,062,281
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loan, 3.19%, 2/27/21		22,329	22,303,404
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		23,994	23,998,289
Mallinckrodt International Finance SA, Initial Term B Loan, 3.25%, 3/19/21		2,856	2,840,977
Novelis, Inc., Initial Term Loan, 4.00%, 6/02/22		5,125	5,096,966
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15		1,244	1,243,895
Seadrill Operating LP (Seadrill Partners Finco LLC), Initial Term Loan, 4.00%, 2/21/21		14,349	10,806,913
Sheridan Investment Partners II LP, Senior Secured Term Loan, 4.25%, 12/16/20		11,892	10,465,086
Sheridan Production Partners II-A LP, Senior Secured Term Loan, 4.25%, 12/16/20		1,654	1,455,857
Sheridan Production Partners II-M LP, Senior Secured Term Loan, 4.25%, 12/16/20		617	542,997
Univar USA, Inc., Term Loan B, 3.25%, 6/24/22		8,560	8,546,646

Floating Rate Loan Interests (f)		Par (000)	Value
United States (concluded)
Univision Communications, Inc., Replacement First-Lien Term Loan, 4.00%, 3/01/20	USD	11,116	$11,017,116

			140,910,577
Total Floating Rate Loan Interests — 1.5%			171,799,007

Foreign Agency Obligations
Argentina — 0.3%
YPF SA:
8.88%, 12/19/18 (c)		6,986	7,422,625
8.50%, 7/28/25 (c)		23,834	23,595,660

			31,018,285
Brazil — 0.2%
Petrobras Global Finance BV:
2.42%, 1/15/19 (f)		16,221	14,996,315
5.38%, 1/27/21		3,484	3,350,911
6.25%, 3/17/24		2,052	1,981,144

			20,328,370
India — 0.0%
State Bank of India, 3.62%, 4/17/19 (c)		900	919,623
Malaysia — 0.1%
Petronas Capital Ltd., 3.50%, 3/18/25 (c)		11,851	11,724,135
Mexico — 0.2%
Petroleos Mexicanos:
5.75%, 3/01/18		8,333	9,064,887
3.50%, 7/23/20 (c)		11,259	11,382,624

			20,447,511
South Korea — 0.1%
Export-Import Bank of Korea:
2.88%, 9/17/18		3,691	3,797,559
2.63%, 12/30/20		11,860	11,876,070

			15,673,629
Total Foreign Agency Obligations — 0.9%			100,111,553

Foreign Government Obligations
Argentina — 0.3%
City of Buenos Aires, Argentina, 8.95%, 2/19/21 (c)		5,926	6,044,520
Provincia de Buenos Aires, 10.88%, 1/26/21		1,722	1,730,610
Republic of Argentina:
Series X, 7.00%, 4/17/17		5,424	5,293,603
8.75%, 5/07/24		20,450	19,754,893

			32,823,626
Brazil — 0.9%
Brazil Notas do Tesouro Nacional:
Series F, 10.00%, 1/01/17	BRL	89	27,175,120
Series F, 10.00%, 1/01/21		97	28,017,037
Series F, 10.00%, 1/01/25		117	32,673,615
Federative Republic of Brazil:
6.00%, 1/17/17	USD	7,430	7,931,525
4.88%, 1/22/21		4,426	4,625,170

			100,422,467
Colombia — 0.1%
Republic of Colombia, 7.38%, 1/27/17		11,711	12,741,568

See Notes to Consolidated Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value
Hungary — 0.1%
Republic of Hungary, 4.13%, 2/19/18	USD	12,526	$13,036,435
Indonesia — 0.3%
Republic of Indonesia:
6.88%, 1/17/18 (c)		7,115	7,963,321
7.88%, 4/15/19	IDR	366,647,000	27,259,892
8.38%, 3/15/24		42,737,000	3,206,790

			38,430,003
Italy — 0.8%
Buoni Poliennali Del Tesoro:
2.50%, 12/01/24	EUR	14,888	16,926,224
1.50%, 6/01/25		75,975	78,734,047

			95,660,271
Japan — 0.2%
Japan Government (2 Year Issue), 0.10%, 3/15/17	JPY	2,383,000	19,504,714
Mexico — 1.3%
United Mexican States:
8.00%, 12/07/23	MXN	5,661	40,697,155
10.00%, 12/05/24		14,154	115,308,468

			156,005,623
Poland — 0.4%
Republic of Poland:
5.25%, 10/25/20	PLN	110,238	32,907,216
5.75%, 10/25/21		54,168	16,699,879

			49,607,095
Turkey — 0.1%
Republic of Turkey, 6.75%, 4/03/18	USD	11,246	12,401,347
United Kingdom — 1.2%
United Kingdom Gilt, 2.25%, 9/07/23	GBP	89,334	143,649,046
Total Foreign Government Obligations — 5.7%			674,282,195

Investment Companies		Shares
ETFS Physical Palladium Shares (a)(j)		83,164	5,418,135
ETFS Physical Platinum Shares (a)(j)		70,210	7,315,882
ETFS Physical Swiss Gold Shares (a)(j)		230,215	26,380,337
iShares Gold Trust (a)(j)(k)		2,098,037	23,791,739
SPDR Gold Shares (a)(j)		256,879	28,865,493
Total Investment Companies — 0.8%			91,771,586

Preferred Securities
Capital Trusts		Par (000)
Germany — 0.0%
Deutsche Bank Capital Funding Trust VII, 5.63% (c)(f)(l)	USD	1,315	1,321,575
Netherlands — 0.0%
ING Groep NV, 6.00% (f)(l)		4,790	4,727,131
Switzerland — 0.1%
Credit Suisse Group Guernsey I Ltd., 7.88%, 2/24/41 (f)		5,934	6,204,306

Capital Trusts		Par (000)	Value
United Kingdom — 0.5%
HSBC Holdings PLC, 6.38% (f)(l)	USD	18,775	$18,821,937
Lloyds Bank PLC, 13.00% (f)(l)	GBP	10,485	28,533,980
Standard Chartered PLC, 6.50% (c)(f)(l)	USD	6,810	6,868,750

			54,224,667
United States — 0.9%
American Express Co.Series C, 4.90% (f)(l)		6,331	6,133,473
Citigroup, Inc.:
Series O, 5.88% (f)(l)		11,765	11,790,883
5.95% (f)(l)		4,354	4,288,690
General Electric Capital Corp.:
Series B, 6.25% (f)(l)		8,700	9,515,625
6.38%, 11/15/67 (f)		6,627	7,124,025
The Goldman Sachs Group, Inc.:
5.38% (f)(l)		10,195	10,071,641
Series L, 5.70% (f)(l)		9,702	9,736,927
Intel Corp., 3.25%, 8/01/39 (h)		3,408	5,184,420
JPMorgan Chase & Co.:
Series Q, 5.15% (f)(l)		11,200	10,657,920
Series X, 6.10% (f)(l)		22,351	22,429,229
Morgan Stanley, Series H, 5.45% (f)(l)		7,208	7,153,940
USB Capital IX, 3.50% (f)(l)		8,452	6,977,126

			111,063,899
Total Capital Trusts — 1.5%			177,541,578

Preferred Stocks		Shares
United Kingdom — 0.1%
HSBC Holdings PLC, Series 2, 8.00%		237,516	6,149,289
Royal Bank of Scotland Group PLC:
Series M, 6.40%		186,725	4,651,320
Series Q, 6.75% (b)		151,967	3,844,765
Series T, 7.25%		221,045	5,607,912

			20,253,286
United States — 1.9%
Allergan PLC, Series A, 5.50%		20,474	21,345,783
American Tower Corp., Series A, 5.25% (h)		45,686	4,570,884
Anthem, Inc., 5.25% (h)		281,355	14,349,105
Cliffs Natural Resources, Inc., 7.00% (b)(h)		176,589	785,821
Crown Castle International Corp., Series A, 4.50% (h)		130,354	13,452,533
Dominion Resources, Inc., 6.38% (h)		107,750	5,031,925
Domo, Inc., Series E (Acquired 4/01/15, cost $14,831,454) (a)(e)		1,759,032	14,831,454
Dropbox, Inc., Series C (Acquired 1/28/14, cost $28,835,783) (a)(e)		1,509,632	22,206,687
Fannie Mae, Series S, 8.25% (b)(f)		584,253	2,190,949
Forestar Group, Inc., 6.00% (h)		225,450	4,207,461
Grand Rounds, Inc., Series C (Acquired 3/31/15, cost $5,939,231) (a)(e)		2,139,107	6,009,393
Health Care REIT, Inc., Series I, 6.50% (h)		191,466	11,380,739
Lookout, Inc., Series F (Acquired 9/19/14- 10/22/14, cost $10,936,522) (a)(e)		957,404	11,167,543
NBCUniversal Enterprise, Inc., 5.25% (c)(l)		5,389,000	5,732,549
Palantir Technologies, Inc., Series I (Acquired 3/27/14, cost $11,447,321) (a)(e)		1,867,426	16,601,417
Stanley Black & Decker, Inc., 6.25% (b)(h)		29,775	3,550,669

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	13

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets

Preferred Stocks		Shares	Value
Uber Technologies, Inc., Series D (Acquired 6/10/14, cost $17,574,548) (a)(e)		1,132,888	$45,341,237
United Technologies Corp., 7.50% (h)		73,452	4,208,800
US Bancorp:
Series F, 6.50% (f)		212,574	5,998,838
Series G, 6.00% (f)		112,682	3,000,722
Wells Fargo & Co., Series L, 7.50% (h)		3,988	4,685,900

			220,650,409
Total Preferred Stocks — 2.0%			240,903,695

Trust Preferreds
Netherlands — 0.2%
RBS Capital Funding Trust V, Series E, 5.90% (l)		327,673	7,939,517
RBS Capital Funding Trust VII, Series G, 6.08% (l)		405,927	9,916,797

			17,856,314
United States — 0.2%
Citigroup Capital XIII, 7.88%, 10/30/40 (f)		389,054	10,099,842
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (f)		521,563	13,550,207

			23,650,049
Total Trust Preferreds — 0.4%			41,506,363
Total Preferred Securities — 3.9%			459,951,636

U.S. Government Sponsored Agency Securities		Par (000)
Mortgage-Backed Securities — 0.4%
Fannie Mae Mortgage-Backed Securities, 3.00%, 7/01/45 (m)	USD	41,627	41,471,710

U.S. Treasury Obligations
U.S. Treasury Inflation Indexed Notes:
0.25%, 1/15/25		4,761	4,669,445
U.S. Treasury Notes:
0.25%, 7/31/15 (j)		35,577	35,579,475
1.38%, 3/31/20 (d)		130,496	129,211,496
1.75%, 3/31/22 (d)		47,468	46,608,035
2.25%, 11/15/24 (n)		136,147	135,316,823
2.00%, 2/15/25		35,716	34,700,114
2.13%, 5/15/25		35,320	34,679,825
Total U.S. Treasury Obligations — 3.6%			420,765,213

Warrants (o)		Shares
Australia — 0.0%
TFS Corp. Ltd. (Issued/exercisable 8/01/11, 1 share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)		3,244,408	1,309,388
TFS Corp. Ltd. (Issued/exercisable 8/01/11, 1 share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)		523,292	211,192
Total Warrants — 0.0%			1,520,580
Total Long-Term Investments (Cost — $8,979,463,139) — 79.3%			9,317,494,585

Short-Term Securities
Foreign Agency Obligations (p)		Par (000)	Value
Japan Treasury Discount Bill:
0.02%, 7/10/15-12/10/15	JPY	10,670,000	$87,183,634
0.01%, 7/13/15-10/13/15		6,480,000	52,947,150
0.00%, 8/03/15-8/31/15		10,110,000	82,607,915
Mexico Cetes:
2.93%, 7/09/15	MXN	47,506	30,207,276
2.97%, 7/23/15		41,932	26,628,016
3.03%, 8/06/15		47,663	30,236,353
3.09%, 8/20/15		41,954	26,581,524
3.45%, 9/03/15		17,873	11,310,338
3.22%, 9/17/15		47,580	30,066,624
3.19%, 10/01/15		47,672	30,088,737
4.94%, 10/15/15		35,766	22,545,157
3.20%, 10/29/15		23,767	14,965,406
3.21%, 11/12/15		48,321	30,378,925
3.26%, 11/26/15		11,883	7,462,838
Total Foreign Agency Obligations — 4.1%			483,209,893

		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.23% (k)(q)(r)	USD	376,445	376,445,470
Total Money Market Funds — 3.2%			376,445,470

Time Deposits		Par (000)
Europe — 0.0%
Brown Brothers Harriman & Co., (0.24)%, 7/01/15	EUR	365	406,884
Japan — 0.0%
Brown Brothers Harriman & Co., 0.01%, 7/01/15	JPY	334,660	2,734,489
Norway — 0.0%
Brown Brothers Harriman & Co., 0.10%, 7/01/15	NOK	2,988	381,139
Singapore — 0.2%
Wells Fargo Securities, LLC, 0.10%, 7/01/15	SGD	24,070	17,871,619
United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.08%, 7/01/15	GBP	36	57,159
Total Time Deposits — 0.2%			21,451,290

See Notes to Consolidated Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Bills (p):
0.03%, 7/02/15-11/27/15	USD	1,035,000	$1,034,998,050
0.02%, 7/09/15-10/22/15		442,000	441,988,347
0.04%, 7/16/15-11/12/15		71,000	70,995,025
0.05%, 7/23/15-11/19/15		320,540	320,520,575
0.01%, 9/17/15-9/24/15		224,000	223,998,368
0.07%, 12/03/15		24,000	23,995,608
Total U.S. Treasury Obligations — 18.0%			2,116,495,973
Total Short-Term Securities (Cost — $3,011,112,089) — 25.5%			2,997,602,626

Options Purchased
(Cost — $136,864,503) — 1.1%			133,842,310
Total Investments Before Investments Sold Short and Options Written (Cost — $12,127,439,731) — 105.9%			12,448,939,521

Investments Sold Short	Shares	Value
United States — (0.0)%
Gentex Corp.	230,820	$(3,790,064)
Mead Johnson Nutrition Co.	10,590	(955,430)
Total Investments Sold Short (Proceeds — $5,224,167) — (0.0)%		(4,745,494)

Options Written
(Premiums Received — $50,017,392) — (0.4)%		(41,114,547)
Total Investments Net of Investments Sold Short and Options Written — 105.5%		12,403,079,480
Liabilities in Excess of Other Assets — (5.5)%		(651,529,166)

Net Assets — 100.0%		$11,751,550,314

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding options written.

(e)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $180,290,472 and an original cost of $153,448,027 which was 1.5% of its net assets.

(f)	Variable rate security. Rate shown is as of report date.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Convertible security.

(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(j)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Consolidated Notes to Financial Statements for details on the wholly owned subsidiary.

(k)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2014	Shares/Beneficial Interest Purchased		Shares Sold	Shares/Beneficial Interest Held at June 30, 2015	Value at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	878,636	—		(878,636)[1]	—	—	$ 3,395
BlackRock Liquidity Series, LLC, Money Market Series	$68,946,761	$307,498,709	[2]	—	$376,445,470	$376,445,470	$1,160,415	[3]
iShares Gold Trust	2,098,037	—		—	2,098,037	$ 23,791,739	—

[1]	Represents net shares sold.

[2]	Represents net beneficial interest purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(l)	Security is perpetual in nature and has no stated maturity date.

(m)	Represents or includes a TBA transaction. As of June 30, 2015, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$41,471,710	$(493,509)

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	15

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

(n)	All or a portion of security has been pledged as collateral in connection with outstanding TBA commitments.

(o)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.
(p)	Rates shown are discount rates or a range of discount rates at the time of purchase.

(q)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.
(r)	Represents the current yield as of report date.

•	As of June 30, 2015, financial futures contracts outstanding were as follows:

Contracts Long (Short)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(20)	CAC 40 10 Euro Future Index	Paris	July 2015	USD	1,067,248	$ (2,601)
261	DAX Index Futures	Eurex	September 2015	USD	80,029,418	(1,002,406)
	E-Mini MSCI Emerging Markets
(613)	Index Futures	InterContinental Exchange	September 2015	USD	29,405,610	209,319
(6,621)	E-Mini S&P 500 Futures	Chicago Mercantile	September 2015	USD	680,109,120	11,571,505
2,401	Euro STOXX 50 Index	Eurex	September 2015	USD	91,973,467	(4,666,049)
(71)	FTSE 100 Index	ICE Futures Europe	September 2015	USD	7,244,579	163,283
(92)	Nikkei 225 Index	Chicago Mercantile	September 2015	USD	7,596,192	138,803
(412)	Russell 2000 Mini Index Futures	InterContinental Exchange	September 2015	USD	51,516,480	291,083
134	TOPIX Index	Tokyo	September 2015	USD	17,852,433	(327,165)
Total						$ 6,375,772

•	As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	1,449,585,750	USD	12,095,000	Deutsche Bank AG	7/02/15	$ (250,228)
JPY	1,918,209,538	USD	15,699,994	Deutsche Bank AG	7/02/15	(26,426)
JPY	3,719,169,712	USD	30,042,972	Deutsche Bank AG	7/02/15	346,895
JPY	3,371,125,228	USD	27,319,013	JPMorgan Chase Bank N.A.	7/02/15	226,933
JPY	3,722,271,000	USD	29,942,733	JPMorgan Chase Bank N.A.	7/02/15	472,475
USD	59,185,290	JPY	7,086,965,000	Deutsche Bank AG	7/02/15	1,276,686
USD	59,228,859	JPY	7,093,396,228	JPMorgan Chase Bank N.A.	7/02/15	1,267,704
EUR	10,580,000	USD	11,756,390	Deutsche Bank AG	7/09/15	40,200
JPY	3,740,970,000	USD	29,927,880	BNP Paribas S.A.	7/09/15	642,831
JPY	1,440,582,000	USD	12,041,476	UBS AG	7/09/15	(269,231)
USD	11,999,731	EUR	10,580,000	Deutsche Bank AG	7/09/15	203,141
USD	59,423,175	JPY	7,069,070,000	BNP Paribas S.A.	7/09/15	1,655,672
USD	12,103,595	JPY	1,440,582,000	UBS AG	7/09/15	331,350
USD	32,352,522	MXN	475,057,960	UBS AG	7/09/15	2,148,332
CAD	14,622,907	USD	11,864,620	BNP Paribas S.A.	7/10/15	(158,581)
USD	11,936,726	CAD	14,622,907	BNP Paribas S.A.	7/10/15	230,686
USD	19,966,302	JPY	2,370,000,000	Credit Suisse International	7/10/15	598,730
USD	22,343,390	JPY	2,692,937,130	Credit Suisse International	7/10/15	336,786
USD	22,373,317	JPY	2,695,447,740	Deutsche Bank AG	7/10/15	346,196
BRL	36,831,000	USD	11,777,252	Deutsche Bank AG	7/13/15	11,354
USD	25,056,186	BRL	77,168,042	BNP Paribas S.A.	7/13/15	356,784
USD	6,998,606	BRL	21,690,081	Deutsche Bank AG	7/13/15	56,199
USD	11,975,628	BRL	36,803,500	Deutsche Bank AG	7/13/15	195,824
USD	23,283,645	BRL	71,529,685	Morgan Stanley Capital Services LLC	7/13/15	388,928
USD	19,812,035	JPY	2,380,000,000	Deutsche Bank AG	7/13/15	362,005
USD	12,668,712	GBP	8,264,000	Deutsche Bank AG	7/16/15	(314,548)
EUR	27,147,000	USD	30,291,439	Credit Suisse International	7/17/15	(19,493)
USD	16,047,785	MXN	237,566,590	Credit Suisse International	7/23/15	959,277

See Notes to Consolidated Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	12,024,476	MXN	181,755,970	Deutsche Bank AG	7/23/15	$ 480,655
USD	29,846,289	GBP	19,116,000	BNP Paribas S.A.	7/30/15	(183,166)
USD	7,290,333	AUD	9,523,000	Morgan Stanley Capital Services LLC	7/31/15	(43,527)
USD	31,312,509	CHF	28,991,000	BNP Paribas S.A.	7/31/15	266,370
USD	11,810,161	IDR	157,760,135,000	Credit Suisse International	7/31/15	53,657
USD	20,893,988	JPY	2,595,096,000	BNP Paribas S.A.	7/31/15	(318,665)
USD	25,101,078	JPY	2,980,000,000	JPMorgan Chase Bank N.A.	8/03/15	741,377
INR	770,234,200	USD	11,890,000	Credit Suisse International	8/05/15	116,207
USD	5,939,698	JPY	735,198,000	Credit Suisse International	8/06/15	(70,297)
USD	34,817,452	JPY	4,314,979,000	Morgan Stanley Capital Services LLC	8/06/15	(456,044)
USD	31,940,090	MXN	476,626,000	Credit Suisse International	8/06/15	1,699,118
USD	12,079,222	SGD	16,205,000	Morgan Stanley Capital Services LLC	8/06/15	54,555
USD	11,754,000	CNH	75,083,377	Morgan Stanley Capital Services LLC	8/07/15	(321,207)
USD	24,765,540	JPY	3,078,790,000	BNP Paribas S.A.	8/07/15	(402,801)
USD	19,443,955	JPY	2,407,848,000	HSBC Bank USA N.A.	8/07/15	(239,603)
USD	38,020,914	JPY	4,704,974,000	JPMorgan Chase Bank N.A.	8/07/15	(441,077)
USD	11,132,473	MXN	173,425,000	Credit Suisse International	8/07/15	129,773
USD	11,253,089	MXN	175,304,000	Credit Suisse International	8/07/15	131,179
USD	25,063,291	JPY	2,970,000,000	Deutsche Bank AG	8/10/15	783,491
USD	18,916,718	JPY	2,345,673,000	Credit Suisse International	8/13/15	(259,823)
USD	45,393,547	JPY	5,629,912,000	JPMorgan Chase Bank N.A.	8/13/15	(632,576)
USD	11,023,606	MXN	171,147,000	BNP Paribas S.A.	8/13/15	169,996
USD	11,023,606	MXN	171,147,000	Deutsche Bank AG	8/13/15	169,996
USD	6,044,196	AUD	7,859,813	Credit Suisse International	8/14/15	(4,397)
USD	49,252,910	JPY	6,108,863,000	Morgan Stanley Capital Services LLC	8/14/15	(689,315)
EUR	26,826,000	USD	30,050,756	Deutsche Bank AG	8/20/15	(122,140)
USD	12,010,236	MXN	181,795,340	BNP Paribas S.A.	8/20/15	486,994
USD	15,565,886	MXN	237,745,560	Deutsche Bank AG	8/20/15	496,194
EUR	4,931,000	USD	5,529,495	Credit Suisse International	8/21/15	(28,110)
EUR	26,823,000	USD	30,016,736	Credit Suisse International	8/21/15	(91,026)
EUR	21,904,000	USD	24,543,193	JPMorgan Chase Bank N.A.	8/21/15	(105,482)
CLP	7,212,357,740	USD	11,943,362	Morgan Stanley Capital Services LLC	8/24/15	(720,494)
USD	11,998,000	CLP	7,212,357,740	Morgan Stanley Capital Services LLC	8/24/15	775,131
CLP	3,575,750,395	USD	5,608,580	UBS AG	8/26/15	(45,557)
CLP	3,657,107,000	USD	5,960,569	UBS AG	8/26/15	(270,973)
USD	12,027,000	CLP	7,232,857,395	UBS AG	8/26/15	774,381
EUR	18,816,529	USD	20,984,250	Deutsche Bank AG	8/27/15	10,707
USD	17,417,880	CNH	108,543,000	JPMorgan Chase Bank N.A.	8/28/15	(15,962)
USD	33,508,393	JPY	4,160,000,000	Morgan Stanley Capital Services LLC	8/31/15	(508,018)
USD	11,287,509	MXN	178,726,420	BNP Paribas S.A.	9/03/15	(30,217)
USD	28,789,817	KRW	32,322,328,000	Morgan Stanley Capital Services LLC	9/11/15	(137,763)
CLP	7,320,951,000	USD	11,719,578	JPMorgan Chase Bank N.A.	9/15/15	(351,401)
USD	12,045,000	CLP	7,320,951,000	JPMorgan Chase Bank N.A.	9/15/15	676,822
USD	15,384,141	MXN	238,346,500	Morgan Stanley Capital Services LLC	9/17/15	305,385
USD	15,527,830	MXN	237,451,570	Morgan Stanley Capital Services LLC	9/17/15	505,691
USD	15,483,206	MXN	238,686,000	Deutsche Bank AG	10/01/15	397,689
USD	15,601,060	MXN	238,033,170	JPMorgan Chase Bank N.A.	10/01/15	556,804
USD	34,170,084	JPY	4,100,000,000	JPMorgan Chase Bank N.A.	10/13/15	614,710
USD	22,959,927	MXN	357,658,270	Deutsche Bank AG	10/15/15	379,037

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	17

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	23,998,363	KRW	25,774,242,000	Credit Suisse International	10/27/15	$ 946,633
USD	29,097,281	KRW	31,323,223,000	Deutsche Bank AG	10/27/15	1,082,704
USD	14,987,261	MXN	237,667,980	Credit Suisse International	10/29/15	(2,115)
USD	29,818,583	JPY	3,570,000,000	BNP Paribas S.A.	11/10/15	582,628
USD	31,334,333	MXN	483,206,750	Deutsche Bank AG	11/12/15	891,407
USD	7,476,659	MXN	118,825,040	Credit Suisse International	11/27/15	(1,069)
USD	38,610,984	JPY	4,730,000,000	Credit Suisse International	12/10/15	(150,516)
INR	1,295,111,028	USD	19,784,770	Credit Suisse International	12/18/15	(126,878)
Total						$18,925,553

•	As of June 30, 2015, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Apple Inc.	Call	USD	135.00	8/21/15	171	$22,145
The Goodyear Tire & Rubber Co.	Call	USD	31.00	10/16/15	274	36,168
Total						$58,313

•	As of June 30, 2015, OTC options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Johnson & Johnson	Deutsche Bank AG	Call	USD	110.00	7/17/15	1,147,200	$22,944
S&P 500 Index	Credit Suisse International	Call	USD	2,350.00	8/21/15	123,948	55,777
TOPIX Index	Bank of America N.A.	Call	JPY	1,615.00	9/11/15	2,929,000	1,466,588
TOPIX Index	BNP Paribas S.A.	Call	JPY	1,600.00	9/11/15	1,887,687	1,087,940
TOPIX Index	UBS AG	Call	JPY	1,675.00	9/11/15	2,038,300	632,883
Delta Air Lines Inc.	Morgan Stanley & Co. International PLC	Call	USD	43.00	9/18/15	53,866	99,113
SPDR Gold Shares[1]	JPMorgan Chase Bank N.A.	Call	USD	120.00	9/18/15	255,400	183,888
STOXX Europe 600 Index	Bank of America N.A.	Call	EUR	404.13	9/18/15	79,826	570,562
BlackRock MSJNJPTL Index	Morgan Stanley & Co. International PLC	Call	JPY	131.28	12/11/15	20,706,138	4,170,032
BlackRock MSJNJPTL Index	Morgan Stanley & Co. International PLC	Call	JPY	139.99	12/11/15	5,339,563	1,027,589
TOPIX Index	Bank of America N.A.	Call	JPY	1,525.00	12/11/15	3,954,704	4,449,967
TOPIX Index	Citibank N.A.	Call	JPY	1,585.00	12/11/15	4,151,800	3,323,471
EURO STOXX 50 Index	JPMorgan Chase Bank N.A.	Call	EUR	3,675.00	12/18/15	17,751	2,097,712
Abbott Laboratories	Citibank N.A.	Call	USD	49.00	1/15/16	585,600	1,665,446
Activision Blizzard, Inc.	Deutsche Bank AG	Call	USD	19.00	1/15/16	590,042	3,326,161
Bank of America Corp.	Goldman Sachs International	Call	USD	16.50	1/15/16	1,638,400	2,380,153
Citigroup, Inc.	Goldman Sachs International	Call	USD	50.50	1/15/16	760,900	5,125,643
General Electric Co.	Deutsche Bank AG	Call	USD	28.50	1/15/16	1,172,095	565,524
Gilead Sciences, Inc.	Citibank N.A.	Call	USD	95.00	1/15/16	116,600	2,836,295
The Goldman Sachs Group, Inc.	Deutsche Bank AG	Call	USD	220.00	1/15/16	85,800	679,965
International Business Machines Corp.	Barclays Bank PLC	Call	USD	182.00	1/15/16	115,089	257,400
International Business Machines Corp.	Deutsche Bank AG	Call	USD	182.00	1/15/16	115,087	257,396
JPMorgan Chase & Co.	Goldman Sachs International	Call	USD	59.00	1/15/16	585,400	5,543,978
Merck & Co., Inc.	Goldman Sachs International	Call	USD	59.00	1/15/16	1,172,827	2,308,358
MetLife, Inc.	Goldman Sachs International	Call	USD	57.50	1/15/16	922,643	2,421,938
Pfizer, Inc.	Citibank N.A.	Call	USD	33.00	1/15/16	2,303,800	3,818,203
Prudential Financial, Inc.	Citibank N.A.	Call	USD	90.00	1/15/16	715,410	3,165,689

See Notes to Consolidated Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

As of June 30, 2015, OTC options purchased were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Wells Fargo & Co.	Goldman Sachs International	Call	USD	60.00	1/15/16	286,100	$363,347
TOPIX Index	Citibank N.A.	Call	JPY	1,585.00	3/11/16	5,873,500	5,559,882
Baxter International, Inc.	Goldman Sachs International	Call	USD	72.75	3/18/16	234,419	503,506
Johnson & Johnson	Goldman Sachs International	Call	USD	103.00	4/15/16	1,174,076	3,079,155
The Bank of New York Mellon Corp.	Deutsche Bank AG	Call	USD	46.00	5/20/16	878,771	1,142,930
The Goldman Sachs Group, Inc.	Deutsche Bank AG	Call	USD	220.00	5/20/16	210,900	2,388,611
KeyCorp	Deutsche Bank AG	Call	USD	15.75	5/20/16	1,171,694	1,098,416
Morgan Stanley	Deutsche Bank AG	Call	USD	40.75	5/20/16	878,771	2,111,827
SunTrust Banks, Inc.	Deutsche Bank AG	Call	USD	45.50	5/20/16	878,800	1,861,747
Teva Pharmaceutical Industries Ltd.	Deutsche Bank AG	Call	USD	63.50	5/20/16	234,400	831,253
Wells Fargo & Co.	Deutsche Bank AG	Call	USD	59.00	5/20/16	878,771	1,866,914
TOPIX Index	Citibank N.A.	Call	JPY	1,675.00	6/10/16	3,755,902	2,512,774
TOPIX Index	Morgan Stanley & Co. International PLC	Call	JPY	1,675.00	6/10/16	1,994,633	1,334,449
STOXX Europe 600 Index	JPMorgan Chase Bank N.A.	Call	EUR	348.12	9/16/16	74,227	3,834,299
TAIEX Index	Citibank N.A.	Call	TWD	9,000.77	9/21/16	101,800	1,351,769
TAIEX Index	Citibank N.A.	Call	TWD	9,483.14	9/21/16	93,402	830,501
EURO STOXX 50 Index	Goldman Sachs International	Call	EUR	3,293.01	12/16/16	19,657	7,054,819
STOXX Europe 600 Index	Credit Suisse International	Call	EUR	400.00	12/16/16	126,482	4,357,169
TAIEX Index	Goldman Sachs International	Call	TWD	9,677.00	12/21/16	95,100	786,191
EURO STOXX 50 Index	Morgan Stanley & Co. International PLC	Call	EUR	3,450.00	3/17/17	7,782	2,303,651
STOXX Europe 600 Index	Credit Suisse International	Call	EUR	355.61	3/17/17	69,976	3,551,129
EURO STOXX 50 Index	Citibank N.A.	Call	EUR	3,500.00	6/16/17	7,230	2,063,122
EURO STOXX 50 Index	Bank of America N.A.	Call	EUR	3,600.00	9/15/17	7,747	2,222,327
STOXX Europe 600 Index	JPMorgan Chase Bank N.A.	Call	EUR	372.06	9/15/17	47,705	1,949,495
EURO STOXX 50 Index	Barclays Bank PLC	Call	EUR	3,500.00	12/15/17	7,935	2,647,493
Nikkei 225 Index	Goldman Sachs International	Call	JPY	21,968.28	3/09/18	247,564	3,120,419
EURO STOXX 50 Index	Goldman Sachs International	Call	EUR	3,500.00	3/16/18	6,612	2,239,591
EURO STOXX 50 Index	UBS AG	Call	EUR	3,600.00	6/15/18	3,205	1,033,221
EURO STOXX 50 Index	Deutsche Bank AG	Call	EUR	3,426.55	9/21/18	3,336	1,290,054
S&P 500 Index	Morgan Stanley & Co. International PLC	Put	USD	2,065.00	7/17/15	58,563	1,818,381
Ibovespa Brasil Sao Paulo Stock Exchange Index	Bank of America N.A.	Put	BRL	47,604.37	8/12/15	1,976	101,681
Russell 2000 Index	Bank of America N.A.	Put	USD	1,215.00	8/21/15	48,629	1,025,625
Russell 2000 Index	UBS AG	Put	USD	1,250.00	8/21/15	51,755	1,694,976
S&P 500 Index	Credit Suisse International	Put	USD	2,100.00	8/31/15	15,516	1,036,469
Russell 2000 Index	Morgan Stanley & Co. International PLC	Put	USD	1,270.00	9/18/15	25,694	1,329,665
S&P 500 Index	Credit Suisse International	Put	USD	2,050.00	9/18/15	29,302	1,705,376
Total							$127,542,849

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

•	As of June 30, 2015, OTC interest rate swaptions purchased were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.53%	Receive	3-month LIBOR	8/12/15	USD	952,750	$1,039,126
5-Year Interest Rate Swap	Goldman Sachs International	Call	1.90%	Receive	3-month LIBOR	9/18/15	USD	593,710	4,730,491
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.35%	Pay	6-month JPY LIBOR	1/25/16	JPY	4,660,748	109,441

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	19

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

As of June 30, 2015, OTC interest rate swaptions purchased were as follows: (concluded)

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.35%	Pay	6-month JPY LIBOR	1/25/16	JPY	2,322,553	$54,537
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.25%	Pay	6-month JPY LIBOR	7/29/16	JPY	2,831,410	168,102
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.07%	Pay	6-month JPY LIBOR	4/04/18	JPY	2,370,178	139,451
Total									$6,241,148

•	As of June 30, 2015, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Apple Inc.	Call	USD	150.00	8/21/15	171	$(2,223)
DISH Network Corp., Class A	Call	USD	80.00	9/18/15	236	(14,160)
Aetna, Inc.	Call	USD	130.00	10/16/15	117	(85,703)
Diageo PLC	Call	USD	125.00	10/16/15	543	(96,383)
Philip Morris International, Inc.	Call	USD	85.00	12/18/15	725	(110,925)
Apple Inc.	Put	USD	120.00	8/21/15	171	(43,947)
The Goodyear Tire & Rubber Co.	Put	USD	28.00	10/16/15	274	(26,304)
Molson Coors Brewing Company, Class B	Put	USD	65.00	1/15/16	350	(129,500)
Total						$(509,145)

•	As of June 30, 2015, OTC barrier options written were as follows:

Description	Counterparty	Strike Price	Barrier Price		Expiration Date	Contracts	Value
Russell 2000 Index	UBS AG	USD 1,200.00	USD	1,130.00	08/21/15	51,755	$(921,239)
Nikkei 225 Index	Goldman Sachs International	JPY17,974.04	JPY	14,978.37	03/09/18	247,564	(3,232,321)
EURO STOXX 50 Index	Deutsche Bank AG	EUR 2,586.07	EUR	2,165.83	09/21/18	3,336	(551,745)
Total							$(4,705,305)

•	As of June 30, 2015, OTC options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Ibovespa Brasil Sao Paulo Stock Exchange Index	Bank of America N.A.	Call	BRL	55,416.37	8/12/15	1,976	$(510,109)
eBay, Inc.	Citibank N.A.	Call	USD	60.00	8/21/15	196,300	(480,935)
Mobileye NV	Citibank N.A.	Call	USD	60.00	8/21/15	46,669	(49,002)
Mobileye NV	Citibank N.A.	Call	USD	55.00	8/21/15	116,677	(285,859)
Russell 2000 Index	Bank of America N.A.	Call	USD	1,315.00	8/21/15	48,629	(285,970)
Russell 2000 Index	UBS AG	Call	USD	1,350.00	8/21/15	51,755	(67,282)
Tenet Healthcare Corp.	Goldman Sachs International	Call	USD	49.00	8/21/15	140,057	(1,372,559)
Tiffany & Co.	Goldman Sachs International	Call	USD	97.50	8/21/15	67,338	(59,257)
TOPIX Index	UBS AG	Call	JPY	1,825.00	9/11/15	2,038,300	(116,584)
Delta Air Lines Inc.	Morgan Stanley & Co. International PLC	Call	USD	50.00	9/18/15	53,866	(19,930)
Russell 2000 Index	Morgan Stanley & Co. International PLC	Call	USD	1,360.00	9/18/15	25,694	(88,644)
S&P 500 Index	Credit Suisse International	Call	USD	2,185.00	9/18/15	29,302	(181,673)
TOPIX Index	Citibank N.A.	Call	JPY	1,800.00	12/11/15	4,151,800	(626,932)
Abbott Laboratories	Citibank N.A.	Call	USD	55.00	1/15/16	585,600	(532,896)
Activision Blizzard, Inc.	Deutsche Bank AG	Call	USD	24.00	1/15/16	590,042	(1,161,451)
Bank of America Corp.	Goldman Sachs International	Call	USD	19.00	1/15/16	1,638,400	(690,094)
Citigroup, Inc.	Goldman Sachs International	Call	USD	57.50	1/15/16	760,900	(1,985,949)
General Electric Co.	Deutsche Bank AG	Call	USD	32.00	1/15/16	1,172,095	(99,628)
JPMorgan Chase & Co.	Goldman Sachs International	Call	USD	66.00	1/15/16	585,400	(2,650,656)
Merck & Co., Inc.	Goldman Sachs International	Call	USD	65.00	1/15/16	1,172,827	(674,376)
MetLife, Inc.	Goldman Sachs International	Call	USD	67.50	1/15/16	922,643	(503,477)

See Notes to Consolidated Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

As of June 30, 2015, OTC options written were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Pfizer, Inc.	Citibank N.A.	Call	USD	37.50	1/15/16	2,303,800	$(735,488)
Prudential Financial, Inc.	Citibank N.A.	Call	USD	105.00	1/15/16	715,410	(715,410)
United Continental Holdings, Inc.	Citibank N.A.	Call	USD	60.00	1/15/16	103,520	(372,672)
Valeant Pharmaceuticals International, Inc.	Barclays Bank PLC	Call	USD	240.00	1/15/16	17,500	(283,500)
Baxter International, Inc.	Goldman Sachs International	Call	USD	82.00	3/18/16	234,419	(142,794)
Johnson & Johnson	Goldman Sachs International	Call	USD	113.00	4/15/16	1,174,076	(919,642)
The Bank of New York Mellon Corp.	Deutsche Bank AG	Call	USD	51.25	5/20/16	878,771	(395,324)
The Goldman Sachs Group, Inc.	Deutsche Bank AG	Call	USD	245.00	5/20/16	210,900	(882,906)
KeyCorp	Deutsche Bank AG	Call	USD	17.90	5/20/16	1,171,694	(413,819)
Morgan Stanley	Deutsche Bank AG	Call	USD	46.00	5/20/16	878,771	(796,632)
SunTrust Banks, Inc.	Deutsche Bank AG	Call	USD	51.75	5/20/16	878,800	(538,467)
Teva Pharmaceutical Industries Ltd.	Deutsche Bank AG	Call	USD	73.00	5/20/16	234,400	(279,906)
Wells Fargo & Co.	Deutsche Bank AG	Call	USD	66.00	5/20/16	878,771	(488,500)
Russell 2000 Index	Bank of America N.A.	Put	USD	1,115.00	8/21/15	48,629	(281,764)
S&P 500 Index	Credit Suisse International	Put	USD	1,900.00	8/31/15	15,516	(221,103)
TOPIX Index	Bank of America N.A.	Put	JPY	1,435.00	9/11/15	2,929,000	(189,451)
Delta Air Lines Inc.	Morgan Stanley & Co. International PLC	Put	USD	39.00	9/18/15	53,866	(95,343)
Russell 2000 Index	Morgan Stanley & Co. International PLC	Put	USD	1,170.00	9/18/15	25,694	(517,734)
S&P 500 Index	Credit Suisse International	Put	USD	1,900.00	9/18/15	29,302	(676,876)
STOXX Europe 600 Index	Bank of America N.A.	Put	EUR	368.48	9/18/15	79,826	(825,353)
BlackRock MSJNJPTL Index	Morgan Stanley & Co. International PLC	Put	JPY	137.22	12/11/15	5,339,563	(173,840)
BlackRock MSJNJPTL Index	Morgan Stanley & Co. International PLC	Put	JPY	128.68	12/11/15	20,706,138	(508,257)
TOPIX Index	Bank of America N.A.	Put	JPY	1,425.00	12/11/15	3,954,704	(635,884)
TOPIX Index	Citibank N.A.	Put	JPY	1,400.00	12/11/15	4,151,800	(553,810)
TOPIX Index	Citibank N.A.	Put	JPY	1,435.00	3/11/16	5,873,500	(1,575,978)
Teva Pharmaceutical Industries Ltd.	Deutsche Bank AG	Put	USD	55.00	5/20/16	234,400	(844,398)
TOPIX Index	Citibank N.A.	Put	JPY	1,475.00	6/10/16	1,877,951	(874,383)
TOPIX Index	Citibank N.A.	Put	JPY	1,500.00	6/10/16	1,877,951	(1,097,140)
TOPIX Index	Morgan Stanley & Co. International PLC	Put	JPY	1,450.00	6/10/16	1,994,633	(812,071)
TAIEX Index	Citibank N.A.	Put	TWD	8,691.29	9/21/16	93,402	(1,579,423)
TAIEX Index	Citibank N.A.	Put	TWD	8,100.70	9/21/16	101,800	(1,026,317)
TAIEX Index	Goldman Sachs International	Put	TWD	8,868.97	12/21/16	95,100	(2,166,690)
Total							$(34,064,138)

•	As of June 30, 2015, OTC interest rate swaptions written were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
5-Year Interest Rate Swap	Goldman Sachs International	Call	1.65%	Pay	3-month LIBOR	9/14/15	USD	593,710	$(1,835,959)

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	21

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	As of June 30, 2015, centrally cleared credit default swaps — buy protection outstanding were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)	Unrealized Appreciation
CDX.NA.HY Series 24 Version 2	5.00%	Chicago Mercantile	6/20/20	USD 10,357	$32,833

•	As of June 30, 2015, centrally cleared credit default swaps — sold protection outstanding were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation
CDX.NA.IG Series 24 Version 1	1.00%	Chicago Mercantile	6/20/20	BBB+	USD	3,000	$ (12,335)
iTraxx Crossover Series 23 Version 1	5.00%	InterContinental Exchange	6/20/20	B+	EUR	17,425	(580,063)
Total							$(592,398)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	As of June 30, 2015, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.03%[1]	3-month LIBOR	Chicago Mercantile	N/A	3/11/17	USD	286,410	$(2,079,886)
1.08%[1]	3-month LIBOR	Chicago Mercantile	N/A	4/07/17	USD	599,090	(4,061,704)
3.48%[2]	3-month NZD Bank Bill Rate	Chicago Mercantile	N/A	2/05/20	NZD	17,779	65,897
3.60%[2]	3-month NZD Bank Bill Rate	Chicago Mercantile	N/A	2/09/20	NZD	35,657	411,345
3.59%[2]	3-month NZD Bank Bill Rate	Chicago Mercantile	N/A	2/09/20	NZD	30,421	381,926
1.88%[2]	3-month LIBOR	Chicago Mercantile	N/A	3/11/20	USD	117,910	1,652,394
2.89%[2]	6-month Australian Bank Bill Rate	Chicago Mercantile	N/A	6/11/20	AUD	14,677	78,313
2.22%[2]	3-month LIBOR	Chicago Mercantile	N/A	4/07/25	USD	129,900	(1,762,624)
3.12%[2]	3-month LIBOR	Chicago Mercantile	6/05/20[3]	6/05/25	USD	118,880	(417,327)
Total							$(5,731,666)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

[3]	Forward swap.

•	As of June 30, 2015, OTC interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Depreciation
2.06%[1]	6-month WIBOR	Deutsche Bank AG	3/17/20	PLN	36,129	$(167,831)	—	$(167,831)
2.05%[1]	6-month WIBOR	Deutsche Bank AG	3/19/20	PLN	12,043	(57,144)	—	(57,144)
Total						$(224,975)	—	$(224,975)

[1]	Fund pays the floating rate and receives the fixed rate.

•	As of June 30, 2015, OTC cross-currency swaps outstanding were as follows:

		Notional Amount (000)
Fund Pays	Fund Receives	Fund Pays	Fund Receives	Counterparty	Expiration Date	Value	Premiums Paid (Received)	Unrealized Appreciation
0.10%	1.23%	JPY 2,383,000	USD 19,803	Bank of America N.A.	3/15/2017	$687,174	—	$687,174

See Notes to Consolidated Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	As of June 30, 2015, OTC total return swaps outstanding were as follows:

Reference Entity	Fixed Amount/ Floating Rate	Counterparty	Expiration Date	Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Siloam International Hospitals	1-month LIBOR plus 0.50%[1]	Credit Suisse International	2/08/16	USD 2,973,400	$ 104,721	—	$ 104,721
SGX Nikkei Stock Average Dividend Point Index Future December 2015	JPY 503,285,000[2]	BNP Paribas S.A.	3/31/16	JPY 191	1,051,877	—	1,051,877
SGX Nikkei Stock Average Dividend Point Index Future December 2015	JPY 517,240,000[2]	BNP Paribas S.A.	3/31/16	JPY 193	991,927	—	991,927
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 506,870,000[2]	BNP Paribas S.A.	3/31/17	JPY 182	1,670,025	—	1,670,025
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 515,970,000[2]	BNP Paribas S.A.	3/31/17	JPY 182	1,595,669	—	1,595,669
EURO STOXX 50 Dividend Futures December 2017	EUR 5,355,980[2]	BNP Paribas S.A.	12/15/17	EUR 469	(47,058)	—	(47,058)
EURO STOXX 50 Dividend Futures December 2017	EUR 5,360,190[2]	BNP Paribas S.A.	12/15/17	EUR 465	(102,276)	—	(102,276)
EURO STOXX 50 Dividend Futures December 2018	EUR 2,618,460[2]	BNP Paribas S.A.	12/21/18	EUR 234	(54,784)	—	(54,784)
EURO STOXX 50 Dividend Futures December 2018	EUR 2,892,800[2]	BNP Paribas S.A.	12/21/18	EUR 256	(91,329)	—	(91,329)
EURO STOXX 50 Dividend Futures December 2018	EUR 5,310,630[2]	BNP Paribas S.A.	12/21/18	EUR 468	(191,743)	—	(191,743)
Total					$4,927,029	—	$4,927,029

[1]	Fund receives the total return of the reference entity and pays the floating rate.

[2]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	23

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

As of June 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$18,424,373	—	$18,424,373
Belgium	$3,070,681	995,699	—	4,066,380
Brazil	37,899,586	—	—	37,899,586
Canada	161,332,167	—	—	161,332,167
China	28,748,377	53,070,330	—	81,818,707
Cyprus	1,876,821	—	—	1,876,821
Denmark	—	6,752,843	—	6,752,843
Egypt	2,300,600	—	—	2,300,600
France	31,367,811	246,498,039	—	277,865,850
Germany	—	130,787,614	—	130,787,614
Hong Kong	—	84,212,509	—	84,212,509
India	—	33,483,689	—	33,483,689
Indonesia	6,226,058	—	—	6,226,058
Ireland	17,635,842	22,492,673	—	40,128,515
Israel	100,232,306	—	—	100,232,306
Italy	24,823,745	42,294,810	—	67,118,555
Japan	—	1,126,613,019	—	1,126,613,019
Kazakhstan	4,193,367	—	—	4,193,367
Malaysia	—	23,899,304	—	23,899,304
Mexico	33,305,356	—	—	33,305,356
Netherlands	29,714,763	94,573,274	—	124,288,037
Norway	—	39,984,980	—	39,984,980
Portugal	—	6,830,116	—	6,830,116
Singapore	6,459,007	74,267,790	—	80,726,797
South Africa	—	3,670,453	—	3,670,453
South Korea	—	61,701,835	—	61,701,835
Spain	19,855,974	1,878,428	—	21,734,402
Sweden	—	26,252,979	—	26,252,979
Switzerland	1,232,888	179,488,168	—	180,721,056
Taiwan	—	26,742,062	—	26,742,062
Thailand	13,615,485	—	—	13,615,485
United Arab Emirates	19,309,548	—	—	19,309,548
United Kingdom	67,265,437	290,202,379	$8,948,177	366,415,993
United States	3,348,541,326	10,359,758	955,944	3,359,857,028
Corporate Bonds	—	680,772,595	63,660,516	744,433,111
Credit Linked Notes	—	36,999,604	—	36,999,604
Floating Rate Loan Interests	—	138,904,330	32,894,677	171,799,007
Foreign Agency Obligations	—	100,111,553	—	100,111,553
Foreign Government Obligations	—	674,282,195	—	674,282,195
Investment Companies	91,771,586	—	—	91,771,586
Preferred Securities	156,312,317	187,481,588	116,157,731	459,951,636
U.S. Government Sponsored Agency Securities	—	41,471,710	—	41,471,710
U.S. Treasury Obligations	—	420,765,213	—	420,765,213
Warrants	—	1,309,388	211,192	1,520,580
Short-Term Securities:
Foreign Agency Obligations	—	483,209,893	—	483,209,893
Money Market Funds	—	376,445,470	—	376,445,470
Time Deposits	—	21,451,290	—	21,451,290
U.S. Treasury Obligations	—	2,116,495,973	—	2,116,495,973
Options Purchased:
Equity Contracts	58,313	127,542,849	—	127,601,162
Interest Rate Contracts	—	6,241,148	—	6,241,148

See Notes to Consolidated Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

	Level 1	Level 2	Level 3	Total
Liabilities:
Investments:
Investments Sold Short	$(4,745,494)	—	—	$(4,745,494)

Total	$4,202,403,867	$8,018,961,923	$222,828,237	$12,444,194,027

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$32,833	—	$32,833
Equity contracts	$12,373,993	5,414,219	—	17,788,212
Foreign currency exchange contracts	—	26,734,279	—	26,734,279
Interest rate contracts	—	3,277,049	—	3,277,049
Liabilities:
Credit contracts	—	(592,398)	—	(592,398)
Equity contracts	(6,507,366)	(39,256,633)	—	(45,763,999)
Foreign currency exchange contracts	—	(7,808,726)	—	(7,808,726)
Interest rate contracts	—	(10,382,475)	—	(10,382,475)

Total	$5,866,627	$(22,581,852)	—	$(16,715,225)

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash held for securities sold short	$5,106,381	—	—	$5,106,381
Foreign currency at value	1,264,574	—	—	1,264,574
Cash pledged for centrally cleared swaps	10,152,510	—	—	10,152,510
Liabilities:
Bank overdraft	—	$(8,401,955)	—	(8,401,955)
Cash received as collateral for OTC derivatives	—	(105,031,000)	—	(105,031,000)
Collateral on securities loaned at value	—	(376,445,470)	—	(376,445,470)

Total	$16,523,465	$(489,878,425)	—	$(473,354,960)

During the six months ended June 30, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Securities	Warrants	Total
Assets:
Opening balance, as of December 31, 2014	$7,700,343	$34,639,181	$18,662,752	$96,297,850	—	$157,300,126
Transfers into Level 3	1,082,619	4,893,556	—	—	$388,408	6,364,583
Transfers out of Level 3	—	(10,895,810)	(11,303,394)	(5,793,266)	—	(27,992,470)
Accrued discounts/premiums	—	57,706	6,460	—	—	64,166
Net realized gain (loss)	—	3,088	1,834	—	54,391	59,313
Net change in unrealized appreciation (depreciation)[1,2]	184,990	(3,272,654)	829,133	4,882,463	(177,216)	2,446,716
Purchases	936,169	38,290,579	26,187,355	20,770,684	—	86,184,787
Sales	—	(55,130)	(1,489,463)	—	(54,391)	(1,598,984)

Closing balance, as of June 30, 2015	$9,904,121	$63,660,516	$32,894,677	$116,157,731	$211,192	$222,828,237

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2015[2]	$184,990	$(3,272,654)	$829,133	$4,882,463	$(177,216)	$2,446,716

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	25

Consolidated Schedule of Investments (concluded)	BlackRock Global Allocation V.I. Fund

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of June 30, 2015. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $39,404,848.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$7,701,687	Market Comparable Companies	Run Rate EBITDA Multiple[1]	21.50x
	955,944	Probability-Weighted Expected Return Model	Revenue Growth Rate[2]	74.70%
			Discount Rate[2]	20.00%
			IPO Exit Probability[1]	65%
			Projected Revenue Multiple[2]	12.50x-22.50x
			Years to IPO[2]	0-2
Preferred Stocks[3]	61,942,654	Market Comparable Companies	Compounded Annual Net Revenue Growth Rate[1]	84.50%
			Current Year Revenue Multiple[1]	26.05x
			Net Revenue Growth Rate[1]	372.80%
			Next Fiscal Year Revenue Multiple[1]	17.50x
	22,206,687	Market Comparable Companies	Revenue Multiple[1]	7.5x
			Compounded Annual Net Revenue Growth Rate[1]	51.86%
	6,009,393	Probability-Weighted Expected Return Model	Revenue Growth Rate[2]	55.77%
			Discount Rate[2]	25.00%
			IPO Exit Probability[1]	75.00%
			Revenue Multiple[1]	17.0x-27.0x
			Years to IPO[2]	1-2
	25,998,997	Probability-Weighted Expected Return Model	Discount Rate[2]	20.00%
			IPO Exit Probability[1]	65.00% - 85.00%[4]
			Projected Revenue Multiple[1]	7.85x - 22.50x4
			Revenue Growth Rate[2]	74.70% - 159.16%[4]
			Years to IPO[2]	0-2
Corporate Bonds	9,824,740	Discounted Cash Flow	Discount Rate[2]	15.00%
	48,000	Last Dealer Mark - Stale	N/A	—
	12,407,645	Market Comparable Companies	Run Rate EBITDA Multiple[1]	21.50x
	36,243,000	Market Comparable Companies	Current Fiscal Year Revenue Multiple[1]	1.82x
		Option Pricing Model	Risk Free Rate[2]	0.64%
			Volatility[1]	51.00%
			Years to IPO[2]	1-2
	84,642	Recovery Value	Recovery Rate[1]	—

Total	$183,423,389

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.

[3]

For the period ended June 30, 2015, the valuation technique for certain investments classified as preferred stocks changed to a market comparable companies technique. The investments were previously valued utilizing a Probability-Weighted Expected Return Model. Market approach information is the primary measure of fair value for these investments.

[4]	The weighted average of unobservable inputs are as follows: 76.41% for IPO Exit Probability, 14.32x for Projected Revenue Multiple, and 122.88% for Revenue Growth Rate.

See Notes to Consolidated Financial Statements.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Consolidated Statement of Assets and Liabilities

June 30, 2015 (Unaudited)	BlackRock Global Allocation V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $352,405,586) (cost — $11,721,990,812)	$12,048,702,312
Investments at value — affiliated (cost — $405,448,919)	400,237,209
Cash held for investments sold short	5,106,381
Cash pledged:
Centrally cleared swaps	10,152,510
Foreign currency at value (cost — $1,234,444)	1,264,574
Receivables:
Investments sold	36,875,045
Options written	142,013
Securities lending income — affiliated	197,100
Capital shares sold	3,219,942
Dividends — affiliated	354
Dividends — unaffiliated	10,804,301
Interest	21,849,845
From the Manager	2,173,705
Unrealized appreciation on forward foreign currency exchange contracts	26,734,279
Unrealized appreciation on OTC swaps	6,101,393
Variation margin receivable on financial futures contracts	182,826
Prepaid expenses	46,413

Total assets	12,573,790,202

Liabilities
Investments sold short at value (proceeds — $5,224,167)	4,745,494
Bank overdraft	8,401,955
Cash received: collateral — OTC derivatives	105,031,000
Collateral on securities loaned at value	376,445,470
Options written at value (premiums received — $50,017,392)	41,114,547
Payables:
Investments purchased	246,089,709
Capital shares redeemed	8,342,596
Deferred foreign capital gain tax	342,319
Distribution fees	2,030,052
Dividends on short sales	16,530
Investment advisory fees	6,077,746
Officer’s and Directors’ fees	31,401
Other affiliates payable	63,253
Unrealized depreciation on forward foreign currency exchange contracts	7,808,726
Unrealized depreciation on OTC swaps	712,165
Variation margin payable on financial futures contracts	3,952,921
Variation margin payable on centrally cleared swaps	2,678,469
Other accrued expenses payable	8,355,535

Total liabilities	822,239,888

Net Assets	$11,751,550,314

Net Assets Consist of
Paid-in capital	$10,881,640,056
Undistributed net investment income	38,602,430
Undistributed net realized gain	474,713,411
Net unrealized appreciation (depreciation)	356,594,417

Net Assets	$11,751,550,314

Net Asset Value
Class I — Based on net assets of $1,933,923,450 and 115,660,888 shares outstanding, 200 million shares authorized, $0.10 par value	$16.72

Class II — Based on net assets of $269,868,937 and 16,201,988 shares outstanding, 200 million shares authorized, $0.10 par value	$16.66

Class III — Based on net assets of $9,547,757,927 and 655,115,157 shares outstanding, 1.5 billion shares authorized, $0.10 par value	$14.57

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	27

Consolidated Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)	BlackRock Global Allocation V.I. Fund

Investment Income
Dividends — unaffiliated	$82,281,799
Dividends — affiliated	3,395
Interest	50,599,269
Securities lending — affiliated — net	1,160,415
Foreign taxes withheld	(4,924,554)

Total income	129,120,324

Expenses
Investment advisory	36,509,964
Distribution — Class II	197,614
Distribution — Class III	12,089,560
Transfer agent — Class I	766,701
Transfer agent — Class II	255,511
Transfer agent — Class III	9,867,225
Custodian	818,476
Printing	313,793
Accounting services	313,242
Professional	250,842
Officer and Directors	86,790
Miscellaneous	151,596

Total expenses excluding dividend expense	61,621,314
Dividend expense	248,661

Total expenses	61,869,975
Less fees waived by the Manager	(3,028)
Less transfer agent fees reimbursed — Class I	(125,711)
Less transfer agent fees reimbursed — Class II	(163,291)
Less transfer agent fees reimbursed — Class III	(6,482,148)

Total expenses after fees waived and reimbursed	55,095,797

Net investment income	74,024,527

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	278,292,181
Financial futures contracts	(4,115,611)
Foreign currency transactions	101,666,991
Options written	12,363,923
Short sales	(2,489,129)
Swaps	5,514,907

391,233,262

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated (net of $342,319 foreign capital gain tax)	(142,550,803)
Investments — affiliated	(209,804)
Financial futures contracts	9,753,396
Foreign currency translations	(38,222,882)
Options written	28,621,837
Short sales	764,745
Swaps	(10,528,408)

(152,371,919)

Net realized and unrealized gain	238,861,343

Net Increase in Net Assets Resulting from Operations	$312,885,870

See Notes to Consolidated Financial Statements.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Consolidated Statements of Changes in Net Assets	BlackRock Global Allocation V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$74,024,527	$165,797,545
Net realized gain	391,233,262	1,348,289,098
Net change in unrealized appreciation (depreciation)	(152,371,919)	(1,258,443,524)

Net increase in net assets resulting from operations	312,885,870	255,643,119

Distributions to Shareholders From[1]
Net investment income:
Class I	—	(37,672,306)
Class II	—	(5,395,555)
Class III	—	(219,960,131)
Net realized gain:
Class I	—	(128,974,122)
Class II	—	(19,995,761)
Class III	—	(851,312,279)

Decrease in net assets resulting from distributions to shareholders	—	(1,263,310,154)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(310,556,501)	100,037,722

Net Assets
Total increase (decrease) in net assets	2,329,369	(907,629,313)
Beginning of period	11,749,220,945	12,656,850,258

End of period	$11,751,550,314	$11,749,220,945

Undistributed (distributions in excess of) net investment income, end of period	$38,602,430	$(35,422,097)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	29

Consolidated Financial Highlights	BlackRock Global Allocation V.I. Fund

	Class I
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$16.26	$17.61	$16.10	$14.87	$16.15	$14.92

Net investment income[1]	0.12	0.29	0.22	0.26	0.28	0.26
Net realized and unrealized gain (loss)	0.34	0.12	2.14	1.27	(0.84)	1.24

Net increase (decrease) from investment operations	0.46	0.41	2.36	1.53	(0.56)	1.50

Distributions from:[2]
Net investment income	—	(0.39)	(0.20)	(0.25)	(0.36)	(0.19)
Net realized gain	—	(1.37)	(0.65)	(0.05)	(0.36)	(0.08)

Total distributions	—	(1.76)	(0.85)	(0.30)	(0.72)	(0.27)

Net asset value, end of period	$16.72	$16.26	$17.61	$16.10	$14.87	$16.15

Total Return[3]
Based on net asset value	2.83%[4]	2.30%	14.76%	10.28%	(3.49)%	10.05%

Ratios to Average Net Assets
Total expenses	0.74%[5]	0.74%	0.72%	0.74%	0.69%	0.71%

Total expenses after fees waived and/or reimbursed	0.73%[5]	0.72%	0.72%	0.74%	0.69%	0.71%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and stock loan fees	0.72%[5]	0.72%	0.72%	0.74%	0.69%	0.71%

Net investment income	1.47%[5]	1.64%	1.26%	1.66%	1.75%	1.75%

Supplemental Data
Net assets, end of period (000)	$1,933,923	$1,708,903	$2,426,154	$1,868,059	$1,737,294	$1,403,484

Portfolio turnover rate[6]	47%	72%	53%	49%	31%	28%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover is as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	45%	72%	53%	49%	31%	28%

See Notes to Consolidated Financial Statements.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Consolidated Financial Highlights (continued)	BlackRock Global Allocation V.I. Fund

	Class II
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$16.21	$17.56	$16.07	$14.85	$16.13	$14.91

Net investment income[1]	0.11	0.25	0.19	0.23	0.26	0.24
Net realized and unrealized gain (loss)	0.34	0.14	2.14	1.28	(0.84)	1.23

Net increase (decrease) from investment operations	0.45	0.39	2.33	1.51	(0.58)	1.47

Distributions from:[2]
Net investment income	—	(0.37)	(0.19)	(0.24)	(0.34)	(0.17)
Net realized gain	—	(1.37)	(0.65)	(0.05)	(0.36)	(0.08)

Total distributions	—	(1.74)	(0.84)	(0.29)	(0.70)	(0.25)

Net asset value, end of period	$16.66	$16.21	$17.56	$16.07	$14.85	$16.13

Total Return[3]
Based on net asset value	2.78%[4]	2.16%	14.55%	10.14%	(3.63)%	9.88%

Ratios to Average Net Assets
Total expenses	1.00%[5]	1.01%	1.00%	0.98%	0.84%	0.86%

Total expenses after fees waived and/or reimbursed	0.88%[5]	0.88%	0.87%	0.90%	0.84%	0.86%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and stock loan fees	0.87%[5]	0.87%	0.87%	0.90%	0.84%	0.86%

Net investment income	1.32%[5]	1.39%	1.07%	1.43%	1.60%	1.60%

Supplemental Data
Net assets, end of period (000)	$269,869	$260,312	$216,395	$80,236	$25,768	$19,019

Portfolio turnover rate[6]	47%	72%	53%	49%	31%	28%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover is as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	45%	72%	53%	49%	31%	28%

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	31

Consolidated Financial Highlights (concluded)	BlackRock Global Allocation V.I. Fund

	Class III
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$14.19	$15.58	$14.34	$13.28	$14.49	$13.42

Net investment income[1]	0.09	0.21	0.16	0.20	0.22	0.20
Net realized and unrealized gain (loss)	0.29	0.12	1.89	1.12	(0.74)	1.10

Net increase (decrease) from investment operations	0.38	0.33	2.05	1.32	(0.52)	1.30

Distributions from:[2]
Net investment income	—	(0.35)	(0.16)	(0.21)	(0.33)	(0.15)
Net realized gain	—	(1.37)	(0.65)	(0.05)	(0.36)	(0.08)

Total distributions	—	(1.72)	(0.81)	(0.26)	(0.69)	(0.23)

Net asset value, end of period	$14.57	$14.19	$15.58	$14.34	$13.28	$14.49

Total Return[3]
Based on net asset value	2.68%[4]	2.08%	14.42%	9.97%	(3.64)%	9.76%

Ratios to Average Net Assets
Total expenses	1.11%[5]	1.11%	1.11%	1.07%	0.94%	0.96%

Total expenses after fees waived and/or reimbursed	0.98%[5]	0.98%	0.97%	0.99%	0.94%	0.96%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and stock loan fees	0.97%[5]	0.97%	0.97%	0.99%	0.94%	0.96%

Net investment income	1.22%[5]	1.32%	1.02%	1.41%	1.50%	1.50%

Supplemental Data
Net assets, end of period (000)	$9,547,758	$9,780,007	$10,014,301	$8,702,140	$7,704,593	$6,483,920

Portfolio turnover rate[6]	47%	72%	53%	49%	31%	28%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover is as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	45%	72%	53%	49%	31%	28%

See Notes to Consolidated Financial Statements.

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Consolidated Financial Statements (Unaudited)	BlackRock Global Allocation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for BlackRock Global Allocation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at June 30, 2015 were $126,971,257 and 1.1% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Credit-Linked Notes are valued utilizing quotes received daily by the Fund’s pricing service or through brokers. The Fund’s pricing service utilizes daily credit curves and valuation models that incorporate a number of market data factors, such as the performance of reference entities, trades and price of the underlying reference instruments. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at net asset value each business day.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	33

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

The Fund values its investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

In-Kind Redemptions: The Fund transferred securities and cash to shareholders in connection with a in-kind redemption transaction. For purposes of U.S. GAAP, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For the year ended December 31, 2014, the Fund had in-kind redemptions of $1,316,304,749. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such in-kind redemptions, which are included in the Consolidated Statement of Operations, were as follows:

Investments — unaffiliated	$263,409,296
Options written	1,269,179
Short Sales	(68,595)

Total	$264,609,880

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Fund’s financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from distributions. As such, any net gain will pass through to the Fund as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	35

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, the Funds delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedules of Investments. The Fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. The Fund is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Consolidated Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Consolidated Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	37

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common or preferred stocks in the Fund’s Consolidated Schedule of Investments, and the value of the related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of June 30, 2015, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$10,000	$(10,000)	—
BNP Paribas S.A.	8,156,936	(8,156,936)	—
Citigroup Global Markets, Inc.	26,791,405	(26,791,405)	—
Credit Suisse Securities (USA) LLC	37,734,685	(37,734,685)	—
Deutsche Bank Securities Inc.	3,503,822	(3,503,822)	—
Goldman Sachs & Co.	36,653,226	(36,653,226)	—
JP Morgan Securities LLC	75,419,088	(75,419,088)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	20,474,329	(20,474,329)	—
Morgan Stanley	75,790,413	(75,790,413)	—
National Financial Services LLC	50,929	(50,929)	—
UBS AG	67,820,753	(67,820,753)	—
Total	$352,405,586	$(352,405,586)	—

[1]

Collateral with a value of $376,445,470 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or commodity risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund invests in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date.

38	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited, if any, is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

The Fund may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Fund may invest in various types of barrier options including down-and-in options. Down-and-in options expire worthless to the purchaser of the option unless the price of the underlying instrument falls below a specific barrier price level prior to the option’s expiration date. Barrier options may also be referred to as knockout options. In a reverse knockout option, the option expires worthless if the price of the underlying instrument decreases beyond a predetermined barrier price level prior to the option’s expiration date.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	39

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

For the six months ended June 30, 2015, transactions in options written, including swaptions and currency options were as follows:

	Calls			Puts
	Contracts	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received

Outstanding options, beginning of period	22,949,843	471,862	$18,740,303	50,622,510	—	$27,667,293
Options written	25,379,779	1,961,239	26,466,295	38,779,896	118,710	33,285,345
Options exercised	(2,475,834)	—	(5,669,170)	(1,774,493)	—	(5,052,137)
Options expired	(906,876)	—	(2,023,584)	(144,600)	—	(1,193,774)
Options closed	(20,868,018)	(1,839,391)	(16,469,549)	(37,697,088)	(118,710)	(25,733,630)

Outstanding options, end of period	24,078,894	593,710	$21,044,295	49,786,225	—	$28,973,097

[1]	Amount shown is in the currency in which the transaction was denominated.

As of June 30, 2015, the value of portfolio securities subject to covered call options written was $426,013,132.

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one

40	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Currency swaps — The Fund enters into currency swaps to gain or reduce exposure to foreign currencies or as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate and/or interest rate risk). Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward interest rate swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2015
		Value
	Consolidated Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
	Unrealized appreciation (depreciation) on
	OTC swaps; Swap premiums
Credit contracts	paid/received	$32,833	$592,398
	Net unrealized appreciation (depreciation)[2];
	Unrealized appreciation (depreciation) on OTC swaps; Investments at value -
Equity contracts	unaffiliated[1]	145,389,374	45,763,999
	Investments at value — unaffiliated[1];
Foreign currency exchange contracts	Unrealized appreciation (depreciation) on
	forward foreign currency exchange contracts	26,734,279	7,808,726
Interest rate contracts	Investments at value — unaffiliated[1]	9,518,197	10,382,475
Total		$181,674,683	$64,547,598

[1]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

[2]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations Six Months Ended June 30, 2015
	Net Realized Gain (Loss) from	Net Change in Unrealized Appreciation (Depreciation) on
Interest rate contracts:
Swaps	770,671	$(8,636,130)
Options[3]	1,651,224	(3,418,672)
Foreign currency exchange contracts:
Foreign currency transactions/translations	102,308,005	(38,495,106)
Options[3]	(4,390,751)	3,863,429
Credit contracts:
Swaps	4,772,109	(4,381,159)
Equity contracts:
Financial futures contracts	(4,115,611)	9,753,396
Swaps	(27,873)	2,488,881
Options[3]	22,541,899	1,224,340
Total	$123,509,673	$(37,601,021)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	41

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

For the six months ended June 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts - long	$186,791,072
Average notional value of contracts - short	$579,268,965
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$1,494,261,185
Average amounts sold - in USD	$292,012,783
Options:
Average value of option contracts purchased	$146,163,310
Average value of option contracts written	$48,131,959
Average notional value of swaption contracts purchased	$1,766,190,360
Average notional value of swaption contracts written	$742,796,500
Credit default swaps:
Average notional value - buy protection	$15,085,000
Average notional value - sell protection	$23,930,617
Interest rate swaps:
Average notional value - pays fixed rate	$1,256,400,000
Average notional value - receives fixed rate	$472,616,859
Currency swaps:
Average notional value - pays	$19,670,218
Average notional value - receives	$19,803,000
Total return swaps:
Average notional value	$36,394,591

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party has to

42	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and its counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

As of June 30, 2015, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$182,826		$3,952,921
Forward foreign currency exchange contracts	26,734,279		7,808,726
Options	133,842,310	[1]	41,114,547
Swaps - Centrally cleared	—		2,678,469
Swaps - OTC[2]	6,101,393		712,165

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$166,860,808		$56,266,828
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(241,139)		(7,140,535)

Total derivative assets and liabilities subject to an MNA	$166,619,669		$49,126,293

[1]

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

As of June 30, 2015, the following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$10,523,924	$(2,728,531)	—	$(7,710,000)	$ 85,393
Barclays Bank PLC	2,904,893	(283,500)	—	(2,621,393)	—
BNP Paribas S.A.	10,789,399	(1,580,620)	—	(6,010,000)	3,198,779
Citibank N.A.	27,127,152	(10,506,245)	—	(16,620,907)	—
Credit Suisse International	15,782,001	(1,833,376)	—	(13,948,625)	—
Deutsche Bank AG	26,320,801	(7,391,093)	—	(11,850,000)	7,079,708
Goldman Sachs International	39,821,567	(16,233,774)	—	(23,587,793)	—
JPMorgan Chase Bank N.A.	12,622,219	(1,546,498)	—	(8,900,000)	2,175,721
Morgan Stanley & Co. International PLC	12,082,880	(2,215,819)	—	(9,867,061)	—
Morgan Stanley Capital Services LLC	2,029,690	(2,029,690)	—	—	—
UBS AG	6,615,143	(1,690,866)	$(2,341,619)	—	2,582,658
Total	$166,619,669	$(48,040,012)	$(2,341,619)	$(101,115,779)	$15,122,259

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	43

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$2,728,531	$(2,728,531)	—	—	—
Barclays Bank PLC	283,500	(283,500)	—	—	—
BNP Paribas S.A.	1,580,620	(1,580,620)	—	—	—
Citibank N.A.	10,506,245	(10,506,245)	—	—	—
Credit Suisse International	1,833,376	(1,833,376)	—	—	—
Deutsche Bank AG	7,391,093	(7,391,093)	—	—	—
Goldman Sachs International	16,233,774	(16,233,774)	—	—	—
HSBC Bank USA N.A.	239,603	—	—	—	$ 239,603
JPMorgan Chase Bank N.A.	1,546,498	(1,546,498)	—	—	—
Morgan Stanley & Co. International PLC	2,215,819	(2,215,819)	—	—	—
Morgan Stanley Capital Services LLC	2,876,368	(2,029,690)	—	—	846,678
UBS AG	1,690,866	(1,690,866)	—	—	—
Total	$49,126,293	$(48,040,012)	—	—	$1,086,281

[1]	The amount of derivatives for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $6 Billion	0.65%
$6 Billion - $8 Billion	0.61%
$8 Billion - $10 Billion	0.59%
$10 Billion - $15 Billion	0.57%
Greater than $15 Billion	0.55%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Consolidated Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any.

For the six months ended June 30, 2015, the Fund reimbursed the Manager $60,497 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% and 0.25%, respectively, based upon the average daily net assets attributable to Class II and Class III, respectively.

44	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.07%
Class III	0.07%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed — class specific in the Consolidated Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.25% for Class I, 1.40% for Class II and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Consolidated Statement of Operations. For the six months ended June 30, 2015, the Fund paid BIM $290,104 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Consolidated Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the six months ended June 30, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $3,282,617 and $6,682,911, respectively.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	45

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

6. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$3,587,749,807	$3,607,584,534
U.S. Government Securities	854,462,911	1,144,525,610

For the six months ended June 30, 2015, purchases and sales related to mortgage dollar rolls were $127,043,866 and $127,326,899, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$12,173,781,036

Gross unrealized appreciation	$910,337,985
Gross unrealized depreciation	(635,179,500)

Net unrealized appreciation	$275,158,485

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of June 30, 2015, the Fund invested a significant portion of its assets in securities in the Financials sector. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

46	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Consolidated Schedule of Investments.

As of June 30, 2015, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Financials	20%
Health Care	13
Information Technology	12
Industrials	10
Consumer Discretionary	8
Energy	8
Foreign Government Obligations	7
Materials	6
Other[1]	16

[1]	All other industries held were each less than 5% of long-term investments.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	15,395,627	$258,116,998	39,883,107	$710,452,091
Shares issued in reinvestment of distributions	—	—	9,199,132	151,201,405
Shares redeemed	(4,803,635)	(80,260,129)	(81,813,595)[1]	(1,455,371,377)

Net increase (decrease)	10,591,992	$177,856,869	(32,731,356)	$(593,717,881)

[1] Including (73,991,274) representing in-kind redemptions.

Class II
Shares sold	982,266	$16,485,508	3,558,258	$63,073,183
Shares issued in reinvestment of distributions	—	—	1,548,027	25,391,316
Shares redeemed	(834,665)	(13,782,080)	(1,376,338)	(24,313,092)

Net increase	147,601	$2,703,428	3,729,947	$64,151,407

Class III
Shares sold	9,758,659	$143,165,763	30,135,173	$473,698,549
Shares issued in reinvestment of distributions	—	—	74,469,713	1,071,272,409
Shares redeemed	(43,668,883)	(634,282,561)	(58,261,626)	(915,366,762)

Net increase (decrease)	(33,910,224)	$(491,116,798)	46,343,260	$629,604,196

Total Net Increase (Decrease)	(23,170,631)	$(310,556,501)	17,341,851	$100,037,722

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	47

Notes to Consolidated Financial Statements (concluded)	BlackRock Global Allocation V.I. Fund

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s consolidated financial statements was completed through the date the consolidated financial statements were issued and the following item was noted:

The Fund paid a net investment income, a short-term capital gain and a long-term capital gain distribution in the following amounts per share on July 17, 2015 to shareholders of record on July 15, 2015 as follows:

	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain
Class I	$0.061363	$0.008506	$0.141346
Class II	$0.061363	$0.008506	$0.141346
Class II	$0.061363	$0.008506	$0.141346

48	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶  BlackRock Global Opportunities V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2015	BlackRock Global Opportunities V.I. Fund

Investment Objective

BlackRock Global Opportunities V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the six months ended June 30, 2015, the Fund outperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

•

The largest contributor to performance was stock selection in the financials sector, particularly the diversified banks sub-industry. Among diversified banks, Lloyds Banking Group PLC led performance, as the bank reported strong financial results, raising expectations that it would return capital to shareholders. Stock selection in the consumer staples sector also contributed to performance, as the Fund’s position in Nomad Foods Ltd. benefited after announcements of its new listing on the London Stock Exchange and its acquisition of a U.K.-based frozen-food vendor.

•

Conversely, the largest detractor from performance was stock selection in the information technology sector, specifically within the Internet software & services sub-industry, where Alibaba Group Holding Ltd. and Baidu, Inc. both faced modest selling pressure. Stock selection in the energy sector also detracted from performance, with Royal Dutch Shell PLC performing poorly due to weakness in the price of crude oil and concerns about its proposed merger with BG Group PLC.

Describe recent portfolio activity.

•

During the six-month period, the Fund reduced its exposure to the energy sector on concerns over the price of oil, as well as to health care following a period of notably strong returns. Proceeds were used to increase exposure to the telecommunications services and utilities sectors. Regionally, the Fund reduced its holdings in the developed Americas and emerging Asia, adding exposure to developed Europe and Japan.

Describe portfolio positioning at period end.

•

Relative to the MSCI All Country World Index, the Fund ended the period overweight in Europe and emerging Asia, and underweight in the Pacific Basin, including Japan, and the developed Americas. From a sector perspective, the Fund was most notably overweight in technology and consumer discretionary, while the most significant underweights were in materials and industrials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Geographic Allocation	Percent of Long-Term Investments
United States	51%
United Kingdom	11
Japan	6
France	4
India	3
Spain	3
Germany	3
China	3
Switzerland	2
Netherlands	2
Ireland	2
Other[1]	10

[1]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

BlackRock Global Opportunities V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[2]

Under normal conditions, the Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The returns prior to October 1, 2011 are the returns of the Fund when it followed different investment strategies.

[3]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

Performance Summary for the Period Ended June 30, 2015

		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	6.57%	1.75%	10.77%	7.60%
Class III[4]	6.47	1.49	10.51	7.34[6]
MSCI All Country World Index	2.66	0.71	11.93	6.41

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The returns prior to October 1, 2011 are the returns of a Fund that followed different investment strategies.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$1,065.70	$5.53	$1,000.00	$1,019.44	$5.41	1.08%
Class III	$1,000.00	$1,064.70	$6.81	$1,000.00	$1,018.20	$6.66	1.33%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	3

Disclosure of Expenses	BlackRock Global Opportunities V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Global Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.1%
Ensogo Ltd. (a)	376,432	$47,922
Austria — 0.2%
ams AG	1,938	84,760
Belgium — 0.8%
Anheuser-Busch InBev NV	3,329	400,614
British Virgin Islands — 1.6%
Nomad Holdings Ltd. (a)	35,966	782,261
Canada — 0.9%
Encana Corp.	23,748	261,817
MEG Energy Corp. (a)	11,152	182,146

		443,963
China — 2.7%
Alibaba Group Holding Ltd. — ADR (a)	6,539	537,964
China Construction Bank Corp., H Shares	491,850	448,644
CRRC Corp. Ltd., H Shares	190,000	291,497

		1,278,105
France — 3.8%
AXA SA	12,403	314,440
Schneider Electric SE	3,857	267,055
Société Générale SA	6,346	297,779
Unibail-Rodamco SE	1,827	464,068
Vivendi SA	19,153	485,656

		1,828,998
Germany — 2.8%
Daimler AG, Registered Shares	5,096	464,224
Henkel AG & Co. KGaA	2,194	246,203
Infineon Technologies AG	26,388	327,465
Telefonica Deutschland Holding AG	47,971	276,350

		1,314,242
Hong Kong — 1.1%
AIA Group Ltd.	82,434	539,008
India — 2.1%
Bharti Infratel Ltd.	45,857	321,892
HDFC Bank Ltd.	21,543	420,390
ITC Ltd.	54,892	271,323

		1,013,605
Indonesia — 0.6%
Global Mediacom Tbk PT	1,029,541	90,162
Matahari Department Store Tbk PT	176,740	219,051

		309,213
Ireland — 1.6%
Green REIT PLC	208,191	340,262
Shire PLC — ADR	1,730	417,778

		758,040

Common Stocks	Shares	Value
Italy — 0.3%
Moncler SpA	8,462	$156,801
Japan — 6.1%
FANUC Corp.	1,672	342,117
Mitsubishi Estate Co. Ltd.	18,690	402,547
Nabtesco Corp.	13,182	330,654
Nintendo Co. Ltd.	2,082	347,335
Panasonic Corp.	20,528	281,156
SMC Corp.	1,082	325,594
SoftBank Group Corp.	7,279	428,755
Sumitomo Mitsui Financial Group, Inc.	9,935	442,298

		2,900,456
Mexico — 0.3%
Cemex SAB de CV — ADR (a)	17,262	158,120
Netherlands — 1.8%
Koninklijke Philips NV	7,308	186,519
Royal Dutch Shell PLC, A Shares — ADR	12,113	690,562

		877,081
New Zealand — 0.4%
Xero Ltd. (Acquired 10/15/13, cost $226,038) (a)(b)	14,865	181,822
Nigeria — 0.4%
Lekoil Ltd. (a)	382,903	177,482
Norway — 0.8%
Statoil ASA	19,969	357,106
Peru — 0.6%
Credicorp Ltd.	2,038	283,119
South Africa — 1.0%
Naspers Ltd., N Shares	2,981	463,559
South Korea — 1.3%
Samsung Electronics Co. Ltd.	291	330,165
SK Hynix, Inc.	8,076	306,093

		636,258
Spain — 2.8%
Cellnex Telecom SAU (a)	44,154	746,992
NH Hotel Group SA (a)	62,861	361,527
Sacyr SA (a)	58,080	221,083

		1,329,602
Sweden — 0.8%
Nordea Bank AB	29,516	368,116
Switzerland — 2.5%
Novartis AG, Registered Shares	4,250	418,032
Roche Holding AG	1,433	401,801
UBS Group AG, Registered Shares	17,235	365,666

		1,185,499

Portfolio Abbreviations
ADR	American Depositary Receipts	EUR	Euro	NZD	New Zealand Dollar
AUD	Australian Dollar	GBP	British Pound	REIT	Real Estate Investment Trust
CAD	Canadian Dollar	HKD	Hong Kong Dollar	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD	U.S. Dollar

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	5

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Taiwan — 1.1%
Hermes Microvision, Inc.	3,197	$207,604
Largan Precision Co. Ltd.	2,951	336,859

		544,463
United Kingdom — 9.2%
AstraZeneca PLC	8,076	511,129
BAE Systems PLC	29,803	211,166
Crest Nicholson Holdings PLC	40,507	357,256
Delphi Automotive PLC	5,481	466,378
Diageo PLC	16,699	483,596
Kennedy Wilson Europe Real Estate PLC	12,219	218,100
Lloyds Banking Group PLC	418,001	561,037
Metro Bank PLC (Acquired 1/15/14, cost $259,316) (a)(b)	12,199	253,012
Prudential PLC	14,037	338,283
SABMiller PLC	6,731	349,003
Sophos Group PLC (a)	42,700	156,995
Vodafone Group PLC — ADR	12,891	469,877

		4,375,832
United States — 49.6%
Abbott Laboratories	10,577	519,119
AbbVie, Inc.	5,855	393,397
Adobe Systems, Inc. (a)	3,682	298,279
Altria Group, Inc.	7,218	353,032
Amazon.com, Inc. (a)	769	333,815
American Airlines Group, Inc.	8,173	326,389
Apple Inc.	7,778	975,556
Aramark	11,826	366,251
Assured Guaranty Ltd.	11,922	286,009
Autodesk, Inc. (a)	5,288	264,797
BankUnited, Inc.	14,105	506,793
Becton Dickinson & Co.	1,923	272,393
Best Buy Co., Inc.	7,470	243,597
Boston Scientific Corp. (a)	19,805	350,549
Bristol-Myers Squibb Co.	7,115	473,432
Charles River Laboratories International, Inc. (a)	5,578	392,356
Citigroup, Inc.	23,403	1,292,782
Comcast Corp., Class A	7,884	474,144
Concho Resources, Inc. (a)	3,077	350,347
Crown Holdings, Inc. (a)	7,548	399,365
Discover Financial Services	7,500	432,150
Eastman Chemical Co.	4,250	347,735
Eli Lilly & Co.	4,038	337,133
EMC Corp.	8,846	233,446
EOG Resources, Inc.	5,214	456,486
Facebook, Inc., Class A (a)	5,654	484,915
Finisar Corp. (a)	2,589	46,265
FirstEnergy Corp.	10,526	342,621
Google, Inc., Class A (a)	853	460,654
Google, Inc., Class C (a)	1,020	530,920
The Hain Celestial Group, Inc. (a)	7,834	515,947
The Hartford Financial Services Group, Inc.	11,441	475,602
Hortonworks, Inc. (a)(c)	22,354	566,003
JDS Uniphase Corp. (a)	17,114	198,180
Kennedy-Wilson Holdings, Inc.	19,289	474,316
Kinder Morgan, Inc.	11,441	439,220
Las Vegas Sands Corp.	2,971	156,185
LendingClub Corp. (a)	20,008	295,118
Lowe’s Cos., Inc.	5,163	345,766
Macquarie Infrastructure Corp.	3,558	293,998
MasterCard, Inc., Class A	5,000	467,400
McDonald’s Corp.	3,653	347,291
Medtronic PLC	3,581	265,352
Merck & Co., Inc.	7,115	405,057
Mobileye NV (a)	2,800	148,876

Common Stocks	Shares	Value
United States (concluded)
Mondelez International, Inc., Class A	10,404	$428,021
New Relic, Inc. (a)	13,201	464,543
Platform Specialty Products Corp. (a)	21,526	550,635
PPL Corp.	11,903	350,781
Public Service Enterprise Group, Inc.	8,558	336,158
Roper Industries, Inc.	3,500	603,610
Samsonite International SA	74,073	256,098
Sensata Technologies Holding NV (a)	3,269	172,407
St. Jude Medical, Inc.	4,807	351,247
Starwood Hotels & Resorts Worldwide, Inc.	4,457	361,418
Strategic Growth Bancorp (Acquired 3/10/14, cost $247,382) (a)(b)	19,870	199,296
TransUnion (a)	10,000	251,000
Union Pacific Corp.	2,401	228,983
United Rentals, Inc. (a)	1,881	164,813
UnitedHealth Group, Inc.	2,090	254,980
Valeant Pharmaceuticals International, Inc. (a)	2,308	512,722
WisdomTree Investments, Inc.	14,019	307,927

		23,733,677
Total Common Stocks — 97.3%		46,529,724

Preferred Stocks
India — 0.7%
Snapdeal.com, Series F (Acquired 5/07/14, cost $85,441) (a)(b)	12	249,466
Snapdeal.com, Series G (Acquired 10/29/14, cost $33,723) (a)(b)	4	83,155

		332,621
United States — 1.4%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $138,814) (a)(b)	22,645	201,314
Uber Technologies, Inc., Series D (Acquired 6/10/14, cost $172,691) (a)(b)	11,132	445,533

		646,847
Total Preferred Stocks — 2.1%		979,468

Rights
Spain — 0.0%
Sacyr SA (a)	58,080	6,605
Total Long-Term Investments (Cost — $42,916,124) — 99.4%		47,515,797

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (d)(e)	238,037	238,037
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.23% (d)(e)(f)	$133	133,099
Total Short-Term Securities (Cost — $371,136) — 0.8%		371,136

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Value
Total Investments (Cost — $ 43,287,260) — 100.2%	$47,886,933
Liabilities in Excess of Other Assets — (0.2)%	(76,918)

Net Assets — 100.0%	$47,810,015

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $1,613,598 and an original cost of $1,163,405, which was 3.4% of its net assets.

(c)	Security, or a portion of security, is on loan.

(d)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2014	Net Activity	Shares/Beneficial Interest Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	249,813	(11,776)	238,037	$ 80
BlackRock Liquidity Series, LLC, Money Market Series	$540,806	$(407,707)	$133,099	$3,512	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	825,000	USD	629,733	Bank of America N.A.	7/22/15	$ 5,955
CAD	371,000	USD	301,270	Goldman Sachs International	7/22/15	(4,325)
CAD	22,000	USD	17,822	Goldman Sachs International	7/22/15	(213)
CAD	24,000	USD	19,633	Standard Chartered Bank	7/22/15	(424)
CHF	11,065	USD	11,829	BNP Paribas S.A.	7/22/15	17
CHF	10,273	USD	11,042	Citibank N.A.	7/22/15	(44)
CHF	19,840	USD	21,591	Goldman Sachs International	7/22/15	(352)
CHF	111,366	USD	117,110	Goldman Sachs International	7/22/15	2,108
CHF	202,857	USD	210,987	Goldman Sachs International	7/22/15	6,173
DKK	1,297,280	USD	186,205	Goldman Sachs International	7/22/15	7,778
EUR	120,954	USD	135,200	Bank of America N.A.	7/22/15	(313)
EUR	28,313	USD	31,602	Bank of America N.A.	7/22/15	(27)
EUR	91,406	USD	102,653	Citibank N.A.	7/22/15	(717)
EUR	29,157	USD	32,744	Citibank N.A.	7/22/15	(229)
EUR	5,168	USD	5,804	Citibank N.A.	7/22/15	(40)
EUR	63,129	USD	71,625	Goldman Sachs International	7/22/15	(1,224)
EUR	8,743	USD	9,920	Goldman Sachs International	7/22/15	(170)
EUR	48,389	USD	54,018	Goldman Sachs International	7/22/15	(54)
EUR	903	USD	1,009	Goldman Sachs International	7/22/15	(3)
EUR	16,280	USD	18,227	Royal Bank of Canada	7/22/15	(72)
EUR	6,732	USD	7,390	Royal Bank of Canada	7/22/15	117
EUR	106,694	USD	120,356	Standard Chartered Bank	7/22/15	(1,373)
EUR	13,944	USD	15,122	Standard Chartered Bank	7/22/15	429
EUR	141,338	USD	159,202	State Street Bank and Trust Co.	7/22/15	(1,583)
GBP	282,000	USD	438,489	Goldman Sachs International	7/22/15	4,532
HKD	143,000	USD	18,446	Citibank N.A.	7/22/15	1
HKD	521,000	USD	67,197	Citibank N.A.	7/22/15	14

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	7

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
HKD	415,000	USD	53,481	Goldman Sachs International	7/22/15	$ 56
HKD	449,000	USD	57,902	HSBC Bank USA N.A.	7/22/15	21
HKD	1,292,000	USD	166,500	HSBC Bank USA N.A.	7/22/15	173
HKD	667,000	USD	86,057	The Bank of New York Mellon	7/22/15	(11)
HKD	648,000	USD	83,575	The Bank of New York Mellon	7/22/15	19
JPY	4,398,000	USD	35,627	Goldman Sachs International	7/22/15	319
JPY	27,753,000	USD	231,470	State Street Bank and Trust Co.	7/22/15	(4,639)
JPY	4,802,000	USD	40,359	State Street Bank and Trust Co.	7/22/15	(1,111)
NOK	243,000	USD	32,140	Goldman Sachs International	7/22/15	(1,163)
SEK	74,867	USD	9,089	BNP Paribas S.A.	7/22/15	(53)
SEK	904,000	USD	103,628	Goldman Sachs International	7/22/15	5,472
SGD	322,000	USD	236,981	Barclays Bank PLC	7/22/15	2,010
USD	23,040	AUD	30,000	Bank of America N.A.	7/22/15	(76)
USD	30,179	AUD	39,000	Bank of America N.A.	7/22/15	128
USD	123,382	CAD	151,000	Citibank N.A.	7/22/15	2,523
USD	44,849	CAD	55,000	State Street Bank and Trust Co.	7/22/15	828
USD	5,716	CHF	5,250	Citibank N.A.	7/22/15	96
USD	45,446	CHF	41,559	Citibank N.A.	7/22/15	957
USD	15,982	CHF	15,168	Goldman Sachs International	7/22/15	(255)
USD	43,441	CHF	40,490	TD Securities, Inc.	7/22/15	96
USD	717,752	EUR	632,534	Bank of America N.A.	7/22/15	12,357
USD	593,871	EUR	555,136	Goldman Sachs International	7/22/15	(25,210)
USD	1,780,341	GBP	1,199,667	Goldman Sachs International	7/22/15	(104,331)
USD	68,403	GBP	43,000	Goldman Sachs International	7/22/15	850
USD	102,208	GBP	65,000	HSBC Bank USA N.A.	7/22/15	93
USD	208,927	GBP	136,000	Standard Chartered Bank	7/22/15	(4,729)
USD	153,485	HKD	1,190,000	Goldman Sachs International	7/22/15	(30)
USD	127,964	HKD	992,000	State Street Bank and Trust Co.	7/22/15	(7)
USD	133,402	JPY	16,379,000	Standard Chartered Bank	7/22/15	(467)
USD	93,591	JPY	11,123,000	State Street Bank and Trust Co.	7/22/15	2,680
USD	247,385	JPY	29,697,000	State Street Bank and Trust Co.	7/22/15	4,665
USD	205,841	JPY	24,601,000	State Street Bank and Trust Co.	7/22/15	4,772
USD	207,817	NOK	1,631,000	Deutsche Bank AG	7/22/15	(95)
USD	94,448	NOK	743,000	HSBC Bank USA N.A.	7/22/15	(266)
USD	182,759	NZD	243,000	JPMorgan Chase Bank N.A.	7/22/15	18,428
Total						$ (69,939)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$47,922	—	—	$47,922
Austria	—	$84,760	—	84,760
Belgium	—	400,614	—	400,614
British Virgin Islands	782,261	—	—	782,261
Canada	443,963	—	—	443,963
China	537,964	740,141	—	1,278,105
France	—	1,828,998	—	1,828,998
Germany	—	1,314,242	—	1,314,242
Hong Kong	—	539,008	—	539,008
India	321,892	691,713	—	1,013,605
Indonesia	—	309,213	—	309,213
Ireland	758,040	—	—	758,040
Italy	—	156,801	—	156,801
Japan	—	2,900,456	—	2,900,456
Mexico	158,120	—	—	158,120
Netherlands	690,562	186,519	—	877,081
New Zealand	181,822	—	—	181,822
Nigeria	177,482	—	—	177,482
Norway	—	357,106	—	357,106
Peru	283,119	—	—	283,119
South Africa	—	463,559	—	463,559
South Korea	—	636,258	—	636,258
Spain	746,992	582,610	—	1,329,602
Sweden	—	368,116	—	368,116
Switzerland	—	1,185,499	—	1,185,499
Taiwan	—	544,463	—	544,463
United Kingdom	1,311,350	2,811,470	$253,012	4,375,832
United States	23,278,283	256,098	199,296	23,733,677
Preferred Stocks:
India	—	—	332,621	332,621
United States	—	—	646,847	646,847
Rights	6,605	—	—	6,605
Short-Term Securities	238,037	133,099	—	371,136

Total	$29,964,414	$16,490,743	$1,431,776	$47,886,933

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$83,667	—	$83,667
Liabilities:
Foreign currency exchange contracts	—	(153,606)	—	(153,606)

Total	—	$(69,939)	—	$(69,939)

[1]	Derivative financial instruments are forward foreign currency exchange contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	9

Schedule of Investments (concluded)	BlackRock Global Opportunities V.I. Fund

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$14,523	—	—	$14,523
Foreign currency at value	145,999	—	—	145,999
Liabilities:
Collateral on securities loaned at value	—	$(133,099)	—	(133,099)

Total	$160,522	$(133,099)	—	$27,423

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1[1]	Transfers out of Level 1	Transfers into Level 2	Transfers out of Level 2[1]
Assets:
Long-Term Investments:
United States	$1,217,160	—	—	$(1,217,160)

[1]	Systematic Fair Value Prices were not utilized at period end for these investments.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Securities	Total
Assets:
Opening balance, as of December 31, 2014	$457,779	$668,723	$1,126,502
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)[2,3]	(5,471)	310,745	305,274
Purchases	—	—	—
Sales	—	—	—
Closing balance, as of June 30, 2015	$452,308	$979,468	$1,431,776

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2015[3]	$(5,471)	$310,745	$305,274

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2015 is generally due to investments no longer held or categorized as Level 3 at year end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of June 30, 2015.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$452,308	Market Comparable Companies	Price to Tangible Book Value Multiple[4]	1.65x-1.85x
Preferred Stocks[5]	332,621	Probability-Weighted Expected Return Model	Revenue Growth Rate[4]	86.44%
			Discount Rate[6]	25.00%
			IPO Exit Probability[4]	65.00%
			Projected Revenue Multiple[4]	1.50x-3.35x
			Years to IPO[6]	1-3
	646,847	Market Comparable Companies	Current Year Revenue Multiple[4]	26.05x
			Net Revenue Growth Rate[4]	372.80%
			Next Fiscal Year Revenue Multiple[4]	17.50x
			Compounded Annual Net Revenue Growth Rate[4]	84.50%
Total	$1,431,776

[4]	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

[5]

For the period ended June 30, 2015, the valuation technique for certain investments classified as preferred stocks changed to a market comparable companies technique. The investments were previously valued utilizing a Probability-Weighted Expected Return Model. Market approach information is the primary measure of fair value for these investments.

[6]	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)	BlackRock Global Opportunities V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $78,087) (cost — $42,916,124)	$47,515,797
Investments at value — affiliated (cost — $371,136)	371,136
Cash	14,523
Foreign currency at value (cost — $145,900)	145,999
Receivables:
Investments sold	332,230
Dividends — unaffiliated	95,859
Capital shares sold	30,098
From the Manager	15,250
Securities lending income — affiliated	363
Dividends — affiliated	29
Unrealized appreciation on forward foreign currency exchange contracts	83,667
Prepaid expenses	111

Total assets	48,605,062

Liabilities
Collateral on securities loaned at value	133,099
Payables:
Investments purchased	380,116
Investment advisory fees	30,013
Capital shares redeemed	10,897
Officer’s and Directors’ fees	1,233
Distribution fees	658
Other affiliates	261
Unrealized depreciation on forward foreign currency exchange contracts	153,606
Other accrued expenses payable	85,164

Total liabilities	795,047

Net Assets	$47,810,015

Net Assets Consist of
Paid-in capital	$41,784,855
Undistributed net investment income	100,188
Accumulated net realized gain	1,396,226
Net unrealized appreciation (depreciation)	4,528,746

Net Assets	$47,810,015

Net Asset Value
Class I — Based on net assets of $44,721,229 and 2,577,190 shares outstanding, 100 million shares authorized, $0.10 par value	$17.35

Class III — Based on net assets of $3,088,786 and 178,859 shares outstanding, 100 million shares authorized, $0.10 par value	$17.27

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	11

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)	BlackRock Global Opportunities V.I. Fund

Investment Income
Dividends — unaffiliated	$528,744
Securities lending — affiliated — net	3,512
Dividends — affiliated	80
Foreign taxes withheld	(40,026)

Total income	492,310

Expenses
Investment advisory	178,523
Transfer agent	2,449
Transfer agent — Class I	45,033
Transfer agent — Class III	2,879
Professional	28,150
Custodian	13,834
Accounting services	9,934
Officer and Directors	8,904
Printing	6,891
Distribution — Class III	3,805
Miscellaneous	8,718

Total expenses	309,120
Less fees waived by the Manager	(209)
Less transfer agent fees reimbursed — Class I	(45,033)
Less transfer agent fees reimbursed — Class III	(2,879)

Total expenses after fees waived and reimbursed	260,999

Net investment income	231,311

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	1,603,723
Foreign currency transactions	136,579

1,740,302

Net change in unrealized appreciation (depreciation) on:
Investments	990,368
Foreign currency translations	(126,697)

863,671

Net realized and unrealized gain	2,603,973

Net Increase in Net Assets Resulting from Operations	$2,835,284

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Statements of Changes in Net Assets	BlackRock Global Opportunities V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$231,311	$402,119
Net realized gain	1,740,302	3,601,586
Net change in unrealized appreciation (depreciation)	863,671	(6,018,216)

Net increase (decrease) in net assets resulting from operations	2,835,284	(2,014,511)

Distributions to Shareholders From[1]
Net investment income:
Class I	—	(542,468)
Class III	—	(26,292)
Net realized gain:
Class I	—	(1,941,800)
Class III	—	(131,029)

Decrease in net assets resulting from distributions to shareholders	—	(2,641,589)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(2,132,862)	(1,814,893)

Net Assets
Total increase (decrease) in net assets	702,422	(6,470,993)
Beginning of period	47,107,593	53,578,586

End of period	$47,810,015	$47,107,593

Undistributed (distributions in excess of) net investment income, end of period	$100,188	$(131,123)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	13

Financial Highlights	BlackRock Global Opportunities V.I. Fund

	Class I
	Six Months Ended June 30, 2015	Year Ended December 31,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$16.35	$17.98	$13.89	$12.26	$14.17	$12.84

Net investment income[1]	0.08	0.14	0.07	0.18	0.14	0.13
Net realized and unrealized gain (loss)	0.92	(0.81)	4.08	1.60	(1.89)	1.31

Net increase (decrease) from investment operations	1.00	(0.67)	4.15	1.78	(1.75)	1.44

Distributions from:[2]
Net investment income	—	(0.20)	(0.06)	(0.15)	(0.16)	(0.11)
Net realized gain	—	(0.76)	—	—	—	—

Total distributions	—	(0.96)	(0.06)	(0.15)	(0.16)	(0.11)

Net asset value, end of period	$17.35	$16.35	$17.98	$13.89	$12.26	$14.17

Total Return[3]
Based on net asset value	6.57%[4]	(3.74)%	29.87%[5]	14.53%	(12.39)%	11.23%

Ratios to Average Net Assets
Total expenses	1.28%[6]	1.33%	1.33%	1.19%	1.09%	1.05%

Total expenses after fees waived and reimbursed	1.08%[6]	1.12%	1.14%	1.06%	1.09%	1.04%

Net investment income	0.99%[6]	0.82%	0.44%	1.36%	1.04%	1.05%

Supplemental Data
Net assets, end of period (000)	$44,721	$44,136	$52,175	$43,102	$43,381	$56,934

Portfolio turnover rate	36%	87%	135%	139%	119%	136%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 29.72%.

[6]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Financial Highlights (concluded)	BlackRock Global Opportunities V.I. Fund

	Class III
	Six Months Ended June 30, 2015	Year Ended December 31,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$16.29	$17.93	$13.86	$12.23	$14.12	$12.80

Net investment income[1]	0.06	0.06	0.03	0.14	0.11	0.10
Net realized and unrealized gain (loss)	0.92	(0.77)	4.06	1.60	(1.88)	1.30

Net increase (decrease) from investment operations	0.98	(0.71)	4.09	1.74	(1.77)	1.40

Distributions from:[2]
Net investment income	—	(0.17)	(0.02)	(0.11)	(0.12)	(0.08)
Net realized gain	—	(0.76)	—	—	—	—

Total distributions	—	(0.93)	(0.02)	(0.11)	(0.12)	(0.08)

Net asset value, end of period	$17.27	$16.29	$17.93	$13.86	$12.23	$14.12

Total Return[3]
Based on net asset value	6.47%[4]	(4.00)%	29.51%[5]	14.28%	(12.53)%	10.93%

Ratios to Average Net Assets
Total expenses	1.52%[6]	1.57%	1.58%	1.43%	1.35%	1.29%

Total expenses after fees waived and reimbursed	1.33%[6]	1.39%	1.39%	1.31%	1.35%	1.29%

Net investment income	0.75%[6]	0.32%	0.16%	1.09%	0.78%	0.80%

Supplemental Data
Net assets, end of period (000)	$3,089	$2,972	$1,404	$1,051	$1,070	$1,072

Portfolio turnover rate	36%	87%	135%	139%	119%	136%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 29.37%.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	15

Notes to Financial Statements (Unaudited)	BlackRock Global Opportunities V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Global Opportunities V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares also bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”)(generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	17

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of June 30, 2015, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Morgan Stanley	$78,087	$(78,087)	—

[1]

Collateral with a value of $133,099 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2015
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Foreign currency exchange contracts	Unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$83,667	$(153,606)

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2015
	Net Realized Gain From	Net Change in Unrealized Appreciation (Depreciation) On
Foreign currency exchange contracts:
Foreign currency transactions/translations	$145,223	$(134,653)

For the six months ended June 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$4,920,129
Average amounts sold — in USD	$3,746,997

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	19

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

As of June 30, 2015, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$83,667	$(153,606)

Total derivative assets and liabilities in the Statement of Assets and Liabilities	83,667	(153,606)

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$83,667	$(153,606)

As of June 30, 2015, the following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$18,440	$(416)	—	—	$18,024
The Bank of New York Mellon	19	(11)	—	—	8
Barclays Bank PLC	2,010	—	—	—	2,010
BNP Paribas S.A.	17	(17)	—	—	—
Citibank N.A.	3,591	(1,030)	—	—	2,561
Goldman Sachs International	27,288	(27,288)	—	—	—
HSBC Bank USA N.A.	287	(266)	—	—	21
JPMorgan Chase Bank N.A.	18,428	—	—	—	18,428
Royal Bank of Canada	117	(72)	—	—	45
Standard Chartered Bank	429	(429)	—	—	—
State Street Bank and Trust Co.	12,945	(7,340)	—	—	5,605
TD Securities, Inc.	96	—	—	—	96

Total	$83,667	$(36,869)	—	—	$46,798

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$416	$(416)	—	—	—
The Bank of New York Mellon	11	(11)	—	—	—
BNP Paribas S.A.	53	(17)	—	—	36
Citibank N.A.	1,030	(1,030)	—	—	—
Deutsche Bank AG	95	—	—	—	95
Goldman Sachs International	137,330	(27,288)	—	—	110,042
HSBC Bank USA N.A.	266	(266)	—	—	—
Royal Bank of Canada	72	(72)	—	—	—
Standard Chartered Bank	6,993	(429)	—	—	6,564
State Street Bank and Trust Co.	7,340	(7,340)	—	—	—

Total	$153,606	$(36,869)	—	—	$116,737

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.
[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion — $3 Billion	0.71%
$3 Billion — $5 Billion	0.68%
$5 Billion — $10 Billion	0.65%
Greater than $10 Billion	0.64%

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any. For the six months ended, June 30, 2015, the amount waived was $109.

For the six months ended June 30, 2015, the Fund reimbursed the Manager $251 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse all such fees for Class I and Class III.

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 0.97% for Class I and 1.22% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors. Prior to June 1, 2015, the expense limitation as a percentage of average daily net assets was 1.25% for Class I and 1.50% for Class III.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2015, the Fund paid BIM $871 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	21

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the six months ended June 30, 2015, the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $318,672.

6. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments, excluding short-term securities, were $16,957,655 and $18,676,168, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2015, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$43,472,714

Gross unrealized appreciation	$6,191,018
Gross unrealized depreciation	(1,776,799)

Net unrealized appreciation	$4,414,219

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (concluded)	BlackRock Global Opportunities V.I. Fund

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

As of June 30, 2015, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Banks	10%
Pharmaceuticals	8%
Internet Software & Services	8%
Oil, Gas & Consumerable Fuels	6%
Other[1]	68%

[1]	All other industries held were each less than 5% of long-term investments.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	76,223	$1,326,660	76,855	$1,362,634
Shares issued in reinvestment of distributions	—	—	150,390	2,484,268
Shares redeemed	(198,976)	(3,403,439)	(428,645)	(7,481,126)

Net decrease	(122,753)	$(2,076,779)	(201,400)	$(3,634,224)

Class III
Shares sold	19,770	$338,325	117,065	$2,050,386
Shares issued in reinvestment of distributions	—	—	9,572	157,321
Shares redeemed	(23,369)	(394,408)	(22,470)	(388,376)

Net increase (decrease)	(3,599)	$(56,083)	104,167	$1,819,331

Total Net Decrease	(126,352)	$(2,132,862)	(97,233)	$(1,814,893)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income distribution in the following amounts per share on July 17, 2015 to shareholders of record on July 15, 2015:

Net Investment Income
Class I	$0.005442
Class III	$0.005442

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	23

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock High Yield V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2015	BlackRock High Yield V.I. Fund

Investment Objective

BlackRock High Yield V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six months ended June 30, 2015, the Fund underperformed its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

•

The Fund, which has the ability to invest anywhere in an issuer’s capital structure, had an allocation to the equities of select high yield companies during the period. This position detracted from Fund returns, largely due to the underperformance of Ally Financial, Inc., The Goodyear Tire & Rubber Company and American Capital Ltd. The Fund also uses equity futures to offset the risk of its equity positions and the overall portfolio. At a time of modest gains for equities, this strategy detracted from performance.

•

The Fund’s underweight position in BB-rated high yield bonds helped performance, as this market segment lagged the middle and lower quality tiers. The Fund’s out-of-index allocation to senior loans, which outperformed both BB-rated bonds and the high yield market in general, also had a positive impact on returns. The Fund’s higher-quality bias within the energy sector was an additional positive. Among individual companies, the Fund added value through its investments in Amaya, Inc., HD Supply Holdings, Inc., American International Group, Inc. and First Data Corp.

•

The Fund may utilize credit default swaps (CDS) and currency forward contracts from time to time. Currency forwards are intermittently employed in the portfolio to manage the currency risk of non-dollar denominated bonds. On occasion, the Fund will utilize S&P futures as an additional mechanism to manage portfolio beta and offset general market volatility, and it will use U.S. Treasury futures to manage interest rate risk. The Fund’s exposure to derivatives had a positive impact on performance.

Describe recent portfolio activity.

•

The Fund made a modest reduction to overall portfolio risk, mostly by lowering its equity allocation and taking down its position in convertible and preferred securities. The Fund reduced the extent of its underweight position in energy, mostly by adding to higher quality companies in the independent energy sector. However, it maintained an underweight position in oil field services. The Fund added to its position in Valeant Pharmaceuticals International Inc., which is now one of the top three holdings, while reducing its exposure to Caesars Entertainment Corp., Ally Financial, Inc., and The Goodyear Tire & Rubber Company.

Describe portfolio positioning at period end.

•

Relative to the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, the Fund ended the period underweight in BB-rated debt. As a partial offset to this position, which has an above-average degree of interest-rate sensitivity, the Fund maintained its out-of-index position in floating rate loans. Although the Fund was approximately market weight in CCC-rated debt, it held an underweight to higher beta (higher risk) CCC companies. Instead, it owned the equity of selected high yield companies, mostly higher quality issuers that the investment advisor believes offer a better risk/return profile than higher beta CCC-rated bonds. On a sector basis, the Fund was slightly underweight in both energy and metals & mining.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Credit Quality Allocations[1]	Percent of Long-Term Investments

BBB/Baa	5%
BB/Ba	36
B	41
CCC/Caa.	10
N/R	8

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

BlackRock High Yield V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund that followed different investment objectives and investment strategies under the name “BlackRock High Income V.I. Fund”. The returns for Class III Shares, prior to February 15, 2012, the recommencement of Class III Shares, are based upon performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[2]	The Fund invests primarily in non-investment grade bonds with maturities of ten years or less.

[3]

An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary for the Period Ended June 30, 2015
				Average Annual Total Returns
	Standardized 30-Day Yields[5]	Unsubsidized 30-Day Yields[5]	6-Month Total Returns[6]	1 Year[6]	5 Years[6]		10 Years[6]
Class I4	5.10%	4.97%	2.36%	(0.02)%	8.79%		7.21%
Class III[4]	4.86	4.79	2.24	(0.39)	8.49	[7]	6.93	[7]
Barclays U.S. Corporate High Yield 2% Issuer Capped Index.	—	—	2.53	(0.39)	8.58		7.90

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value (“NAV”) on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares, prior to February 15, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,023.60	$3.51	$1,000.00	$1,021.32	$3.51	0.70%
Class III	$1,000.00	$1,022.40	$4.71	$1,000.00	$1,020.13	$4.71	0.94%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	3

Disclosure of Expenses	BlackRock High Yield V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Air Freight & Logistics — 0.1%
XPO Logistics, Inc. (a)		2,910	$131,474
Capital Markets — 0.8%
American Capital Ltd. (a)		137,958	1,869,331
Chemicals — 0.3%
Advanced Emissions Solutions, Inc. (a)		1,644	21,372
Huntsman Corp.		25,038	552,589

			573,961
Consumer Finance — 1.4%
Ally Financial, Inc. (a)		60,914	1,366,312
Ally Financial, Inc. (a)		51,770	1,161,190
Ally Financial, Inc. (a)		29,273	656,593

			3,184,095
Diversified Financial Services — 0.0%
Concrete Investment II SCA — Stapled (a)(b)		623	—
Diversified Telecommunication Services — 0.0%
Broadview Networks Holdings, Inc. (a)		13,812	21,409
Hotels, Restaurants & Leisure — 0.5%
Amaya, Inc. (a)		30,619	838,897
Amaya, Inc. (a)		9,024	247,239

			1,086,136
Insurance — 0.6%
American International Group, Inc.		20,659	1,277,139
Media — 0.2%
Cengage Learning Acquisitions, Inc. (Thomson Learning) (a)		4,279	117,138
Time Warner Cable, Inc.		2,550	454,334

			571,472
Metals & Mining — 0.0%
Constellium NV, Class A (a)		5,392	63,787
Paper & Forest Products — 0.2%
Norbord, Inc.		17,473	368,150
Technology Hardware, Storage & Peripherals — 0.1%
Nokia OYJ — ADR		34,519	236,455
Wireless Telecommunication Services — 0.1%
T-Mobile U.S., Inc. (a)		6,800	263,636
Total Common Stocks — 4.3%			9,647,045

Corporate Bonds		Par (000)
Aerospace & Defense — 1.2%
Bombardier, Inc., 7.50%, 3/15/25 (c)	USD	149	135,217
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (c)		109	110,907
LMI Aerospace, Inc., 7.38%, 7/15/19		34	33,915
Spirit Aerosystems, Inc., 5.25%, 3/15/22		315	325,237

Corporate Bonds		Par (000)	Value
Aerospace & Defense (concluded)
TransDigm, Inc.:
5.50%, 10/15/20	USD	155	$154,031
6.00%, 7/15/22		1,235	1,219,563
6.50%, 7/15/24		708	699,150

			2,678,020
Air Freight & Logistics — 0.6%
CEVA Group PLC, 7.00%, 3/01/21 (c)		80	77,200
WFS Global Holding SAS, 9.50%, 7/15/22	EUR	100	114,127
XPO Logistics, Inc.:
7.88%, 9/01/19 (c)	USD	458	489,419
6.50%, 6/15/22 (c)		586	573,547

			1,254,293
Airlines — 0.9%
Air Medical Merger Sub Corp., 6.38%, 5/15/23 (c)		147	138,180
American Airlines Group, Inc.:
5.50%, 10/01/19 (c)		65	65,488
4.63%, 3/01/20 (c)		244	236,070
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (c)		660	674,850
Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18		365	380,513
National Air Cargo Group, Inc.:
12.38%, 9/02/15 (d)		111	111,417
12.38%, 10/08/15 (d)		114	113,556
Virgin Australia Trust, Series 2013-1C, 7.13%, 10/23/18 (c)		335	341,194

			2,061,268
Auto Components — 1.5%
AA Bond Co. Ltd.:
5.50%, 7/31/43	GBP	125	195,227
9.50%, 7/31/43		100	171,265
Affinia Group, Inc., 7.75%, 5/01/21	USD	75	78,375
The Goodyear Tire & Rubber Company:
6.50%, 3/01/21		575	608,781
7.00%, 5/15/22		100	108,725
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.00%, 8/01/20		590	609,175
5.88%, 2/01/22		435	443,156
Schaeffler Finance BV, 4.75%, 5/15/23 (c)		200	195,000
ZF North America Capital, Inc.:
2.25%, 4/26/19	EUR	100	110,649
4.00%, 4/29/20 (c)	USD	161	160,799
4.50%, 4/29/22 (c)		150	146,933
2.75%, 4/27/23	EUR	200	210,484
4.75%, 4/29/25 (c)	USD	387	374,666

			3,413,235
Automobiles — 0.2%
Jaguar Land Rover Automotive PLC:
5.00%, 2/15/22	GBP	145	234,177
5.63%, 2/01/23 (c)	USD	150	155,250

			389,427
Banks — 0.8%
Bankia SA, 4.00%, 5/22/24 (d)	EUR	200	216,511

Portfolio Abbreviations
ADR	American Depositary Receipt	EUR	Euro	PIK	Payment-in-kind
AKA	Also Know As	FKA	Formerly Known As	USD	US Dollar
CAD	Canadian Dollar	GBP	British Pound

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	5

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Banks (concluded)
CIT Group, Inc.:
6.63%, 4/01/18 (c)	USD	155	$164,494
5.00%, 8/01/23		1,151	1,133,735
Novo Banco SA:
2.63%, 5/08/17	EUR	100	108,419
4.75%, 1/15/18		100	113,079
4.00%, 1/21/19		100	110,934

			1,847,172
Beverages — 0.1%
Constellation Brands, Inc.:
3.88%, 11/15/19	USD	99	100,485
4.25%, 5/01/23		43	42,355
Hydra Dutch Holdings 2 BV, 5.51%, 4/15/19 (d)	EUR	130	134,902

			277,742
Building Products — 0.9%
Builders FirstSource, Inc., 7.63%, 6/01/21 (c)	USD	154	159,390
CPG Merger Sub LLC, 8.00%, 10/01/21 (c)		409	422,701
The Hillman Group, Inc., 6.38%, 7/15/22 (c)		106	100,170
Masonite International Corp., 5.63%, 3/15/23 (c)		165	167,681
Pfleiderer GmbH, 7.88%, 8/01/19	EUR	100	114,969
Ply Gem Industries, Inc., 6.50%, 2/01/22	USD	545	538,187
The Ryland Group, Inc., 6.63%, 5/01/20		255	283,050
USG Corp.:
5.88%, 11/01/21 (c)		220	231,550
5.50%, 3/01/25 (c)		54	53,798

			2,071,496
Capital Markets — 0.4%
E*TRADE Financial Corp.:
0.00%, 8/31/19 (c)(e)(f)		172	497,037
5.38%, 11/15/22		273	279,825
Series A, 0.00%, 8/31/19 (e)(f)		3	8,669

			785,531
Chemicals — 1.2%
Axalta Coating Systems U.S. Holdings, Inc./Axalta Coating Systems Dutch Holding B BV, 7.38%, 5/01/21 (c)		193	206,751
Axiall Corp., 4.88%, 5/15/23		37	35,705
Celanese U.S. Holdings LLC, 4.63%, 11/15/22		85	84,150
The Chemours Co.:
6.63%, 5/15/23 (c)		134	129,813
7.00%, 5/15/25 (c)		162	157,140
Chemtura Corp., 5.75%, 7/15/21		91	92,365
Huntsman International LLC:
4.88%, 11/15/20		113	112,717
8.63%, 3/15/21		72	75,774
5.13%, 4/15/21	EUR	246	282,481
INEOS Group Holdings SA, 6.50%, 8/15/18		100	113,826
Momentive Performance Materials, Inc.:
3.88%, 10/24/21	USD	334	299,765
Escrow, 0.00%, 10/15/20 (a)(g)		334	—
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18		25	23,125
Platform Specialty Products Corp., 6.50%, 2/01/22 (c)		855	882,787
WR Grace & Co-Conn, 5.13%, 10/01/21 (c)		221	222,657

			2,719,056
Commercial Services & Supplies — 1.5%
Acosta, Inc., 7.75%, 10/01/22 (c)		425	428,187
ADS Waste Holdings, Inc., 8.25%, 10/01/20		92	95,220
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50%, 4/01/23		188	185,650

Corporate Bonds		Par (000)	Value
Commercial Services & Supplies (concluded)
Bilbao Luxembourg SA, 10.69% (10.50% Cash or 11.25% PIK), 12/01/18 (h)	EUR	107	$127,681
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (c)	USD	239	252,743
Constellis Holdings LLC/Constellis Finance Corp., 9.75%, 5/15/20 (c)		64	61,760
Covanta Holding Corp.:
6.38%, 10/01/22		185	193,556
5.88%, 3/01/24		117	116,707
The Hertz Corp., 7.38%, 1/15/21		210	218,663
Igloo Holdings Corp., 8.25% (8.25% Cash or 9.00% PIK), 12/15/17 (c)(h)		87	88,087
Laureate Education, Inc., 10.00%, 9/01/19 (c)		213	198,623
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (c)		600	613,374
Verisure Holding AB:
8.75%, 9/01/18	EUR	100	117,617
Series B, 8.75%, 12/01/18		100	118,063
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (c)	USD	537	558,480

			3,374,411
Communications Equipment — 1.3%
Alcatel-Lucent USA, Inc.:
6.75%, 11/15/20 (c)		785	830,137
6.45%, 3/15/29		912	941,640
Blue Coat Holdings, Inc., 8.38%, 6/01/23 (c)		232	236,060
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (c)		253	252,051
CommScope, Inc.:
4.38%, 6/15/20 (c)		260	262,600
5.50%, 6/15/24 (c)		48	46,680
Project Homestake Merger Corp., 8.88%, 3/01/23 (c)		382	370,540

			2,939,708
Computer Services — 0.1%
SunGard Data Systems, Inc., 6.63%, 11/01/19		190	196,175
Construction & Engineering — 1.1%
Abengoa Finance SAU, 7.00%, 4/15/20	EUR	100	105,632
Abengoa Greenfield SA, 6.50%, 10/01/19 (c)	USD	315	292,950
AECOM, 5.88%, 10/15/24 (c)		348	352,785
Aguila 3 SA, 7.88%, 1/31/18 (c)		400	396,000
Aldesa Financial Services SA, 7.25%, 4/01/21	EUR	100	101,061
Astaldi SpA, 7.13%, 12/01/20		200	234,146
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (c)	USD	139	129,270
Modular Space Corp., 10.25%, 1/31/19 (c)		837	724,005

			2,335,849
Construction Materials — 0.1%
Cemex SAB de CV:
4.38%, 3/05/23	EUR	100	107,165
5.70%, 1/11/25 (c)	USD	200	190,740

			297,905
Consumer Finance — 1.2%
Ally Financial, Inc.:
5.13%, 9/30/24		358	358,895
4.63%, 3/30/25		300	285,750
8.00%, 11/01/31		1,458	1,745,955
DFC Finance Corp., 10.50%, 6/15/20 (c)		210	159,075

			2,549,675

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Containers & Packaging — 1.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.25%, 1/31/19 (c)	USD	200	$203,500
6.00%, 6/30/21 (c)		200	199,500
4.25%, 1/15/22	EUR	110	121,716
Ball Corp., 5.00%, 3/15/22	USD	215	215,537
Berry Plastics Corp., 5.50%, 5/15/22		433	434,624
Beverage Packaging Holdings Luxembourg II SA, 5.63%, 12/15/16 (c)		26	25,951
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		183	190,777
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23		90	84,994
Greif, Inc., 7.75%, 8/01/19		69	76,763
Pactiv LLC, 7.95%, 12/15/25		310	306,900
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75%, 10/15/20		220	225,500
Sealed Air Corp.:
4.88%, 12/01/22 (c)		64	63,040
4.50%, 9/15/23	EUR	150	169,276
5.13%, 12/01/24 (c)	USD	414	408,307
6.88%, 7/15/33 (c)		63	63,630

			2,790,015
Distributors — 0.3%
American Tire Distributors, Inc., 10.25%, 3/01/22 (c)		473	504,927
Rhino Bondco SpA, 7.25%, 11/15/20	EUR	100	118,698

			623,625
Diversified Consumer Services — 0.1%
Service Corp. International U.S., 4.50%, 11/15/20	USD	300	307,125
Diversified Financial Services — 0.5%
Altice Financing SA:
6.50%, 1/15/22 (c)		360	360,000
5.25%, 2/15/23	EUR	100	112,043
6.63%, 2/15/23 (c)	USD	245	243,236
Altice U.S. Finance SA, 7.75%, 7/15/25 (c)		395	379,200

			1,094,479
Diversified Telecommunication Services — 5.0%
Altice Finco SA, 8.13%, 1/15/24 (c)		300	303,000
Avaya, Inc.:
7.00%, 4/01/19 (c)		370	361,675
10.50%, 3/01/21 (c)		521	429,825
CenturyLink, Inc., 6.45%, 6/15/21		30	30,225
Columbus International, Inc., 7.38%, 3/30/21 (c)		370	397,750
Consolidated Communications, Inc., 6.50%, 10/01/22 (c)		155	149,381
Frontier Communications Corp.:
6.25%, 9/15/21		190	172,900
7.13%, 1/15/23		140	124,250
7.63%, 4/15/24		242	213,565
6.88%, 1/15/25		90	75,263
Intelsat Jackson Holdings SA:
6.63%, 12/15/22		246	223,860
5.50%, 8/01/23		873	773,041
Level 3 Financing, Inc.:
7.00%, 6/01/20		221	234,536
6.13%, 1/15/21		45	47,192
5.38%, 8/15/22		358	361,580
5.63%, 2/01/23 (c)		662	668,620
5.13%, 5/01/23 (c)		336	327,600
5.38%, 5/01/25 (c)		403	388,391

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services (concluded)
Telecom Italia Capital SA, 6.00%, 9/30/34	USD	570	$554,673
Telecom Italia SpA:
6.38%, 6/24/19	GBP	150	255,307
5.88%, 5/19/23		200	330,490
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	EUR	200	239,972
6.75%, 8/15/24		210	256,032
Virgin Media Secured Finance PLC, 6.00%, 4/15/21	GBP	486	794,168
Wind Acquisition Finance SA:
6.50%, 4/30/20 (c)	USD	200	209,000
4.00%, 7/15/20	EUR	305	339,180
Zayo Group LLC/Zayo Capital, Inc.:
10.13%, 7/01/20	USD	639	713,610
6.00%, 4/01/23 (c)		1,146	1,131,904
6.38%, 5/15/25 (c)		320	310,400
Ziggo Bond Finance BV:
4.63%, 1/15/25	EUR	100	110,370
5.88%, 1/15/25 (c)	USD	600	588,000

			11,115,760
Electric Utilities — 0.4%
CE Energy AS, 7.00%, 2/01/21	EUR	100	115,387
FPL Energy National Wind Portfolio LLC, 6.13%, 3/25/19 (c)	USD	13	13,032
Talen Energy Supply LLC, 6.50%, 6/01/25 (c)		124	124,000
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 10.50% (10.50% Cash or 11.25% PIK), 11/01/16 (a)(g)(h)		5,370	577,275
Viridian Group FundCo II Ltd., 7.50%, 3/01/20	EUR	100	111,457

			941,151
Electrical Equipment — 0.2%
GrafTech International Ltd., 6.38%, 11/15/20	USD	103	93,730
Sensata Technologies BV:
5.63%, 11/01/24 (c)		72	74,520
5.00%, 10/01/25 (c)		121	117,824
Trionista Holdco GmbH, 5.00%, 4/30/20	EUR	105	120,864

			406,938
Electronic Equipment, Instruments & Components — 0.7%
Belden, Inc., 5.50%, 4/15/23		260	299,659
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22	USD	545	562,713
5.00%, 9/01/23		54	53,055
5.50%, 12/01/24		643	636,570

			1,551,997
Energy Equipment & Services — 0.4%
Pacific Drilling SA, 5.38%, 6/01/20 (c)		210	159,075
Seventy Seven Energy, Inc., 6.50%, 7/15/22		86	55,040
Transocean, Inc.:
3.00%, 10/15/17		199	193,030
6.00%, 3/15/18		266	268,660
6.50%, 11/15/20		125	115,781

			791,586
Food & Staples Retailing — 0.6%
Findus Bondco SA, 9.13%, 7/01/18	EUR	100	116,781
Rite Aid Corp.:
9.25%, 3/15/20	USD	90	97,537
6.75%, 6/15/21		221	232,050
6.13%, 4/01/23 (c)		837	862,110
7.70%, 2/15/27		100	117,500

			1,425,978

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	7

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Food Products — 0.7%
Bakkavor Finance 2 PLC, 8.75%, 6/15/20	GBP	100	$172,227
Boparan Finance PLC, 5.50%, 7/15/21		100	142,629
H. J. Heinz Co., 4.25%, 10/15/20	USD	457	466,711
JBS USA LLC/JBS USA Finance, Inc., 5.75%, 6/15/25 (c)		190	187,805
R&R PIK PLC, 9.25% (9.25% Cash or 9.75% PIK), 5/15/18 (h)	EUR	213	239,275
Smithfield Foods, Inc.:
5.88%, 8/01/21 (c)	USD	52	53,690
6.63%, 8/15/22		120	128,100
The WhiteWave Foods Co., 5.38%, 10/01/22		80	84,400

			1,474,837
Health Care Equipment & Supplies — 0.8%
Alere, Inc.:
7.25%, 7/01/18		315	329,963
8.63%, 10/01/18		146	151,183
6.50%, 6/15/20		48	49,440
6.38%, 7/01/23 (c)		176	179,080
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (c)		636	655,080
Hologic, Inc.:
6.25%, 8/01/20		135	139,644
5.25%, 7/15/22 (c)		249	254,291

			1,758,681
Health Care Providers & Services — 5.2%
Acadia Healthcare Co., Inc.:
5.13%, 7/01/22		85	84,363
5.63%, 2/15/23 (c)		724	733,050
Amsurg Corp., 5.63%, 7/15/22		737	743,449
Care UK Health & Social Care PLC, 5.57%, 7/15/19 (d)	GBP	100	152,410
Centene Corp., 4.75%, 5/15/22	USD	234	241,020
CHS/Community Health Systems, Inc., 6.88%, 2/01/22		751	792,305
DaVita HealthCare Partners, Inc.:
5.13%, 7/15/24		578	568,246
5.00%, 5/01/25		504	485,100
Envision Healthcare Corp., 5.13%, 7/01/22 (c)		170	171,275
Ephios Bondco PLC, 6.25%, 7/01/22	EUR	150	163,582
ExamWorks Group, Inc., 5.63%, 4/15/23	USD	188	192,768
Fresenius Medical Care U.S. Finance II, Inc., 4.75%, 10/15/24 (c)		174	172,260
HCA Holdings, Inc., 6.25%, 2/15/21		160	172,400
HCA, Inc.:
6.50%, 2/15/20		314	350,895
7.50%, 2/15/22		514	590,457
5.88%, 3/15/22		485	527,437
4.75%, 5/01/23		962	974,025
5.00%, 3/15/24		468	476,190
5.38%, 2/01/25		518	526,443
5.25%, 4/15/25		170	176,800
Series 1, 5.88%, 5/01/23		53	56,313
HealthSouth Corp.:
5.13%, 3/15/23		130	129,187
5.75%, 11/01/24		222	226,717
Kindred Healthcare, Inc., 6.38%, 4/15/22		70	69,913
MPH Acquisition Holdings LLC, 6.63%, 4/01/22 (c)		90	91,913
Omnicare, Inc.:
4.75%, 12/01/22		76	80,560
5.00%, 12/01/24		64	68,800
Surgical Care Affiliates, Inc., 6.00%, 4/01/23 (c)		89	89,000
Tenet Healthcare Corp.:
6.25%, 11/01/18		69	74,951

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (concluded)
3.79%, 6/15/20 (c)(d)	USD	320	$322,800
6.00%, 10/01/20		422	449,957
4.50%, 4/01/21		54	53,460
4.38%, 10/01/21		142	138,805
8.13%, 4/01/22		403	440,681
6.75%, 6/15/23 (c)		406	414,120
Truven Health Analytics, Inc., 10.63%, 6/01/20		180	188,550
Voyage Care Bondco PLC, 6.50%, 8/01/18	GBP	100	161,838
WellCare Health Plans, Inc., 5.75%, 11/15/20	USD	120	124,800

			11,476,840
Hotels, Restaurants & Leisure — 2.9%
ARAMARK Services, Inc., 5.75%, 3/15/20		448	467,712
BC ULC/New Red Finance, Inc., 6.00%, 4/01/22 (c)		210	215,775
Boyd Gaming Corp., 6.88%, 5/15/23		471	482,775
Brunswick Corp., 4.63%, 5/15/21 (c)		84	83,580
Cirsa Funding Luxembourg SA, 5.88%, 5/15/23	EUR	100	107,594
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	180	296,257
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.63%, 10/15/21	USD	250	259,675
International Game Technology PLC:
6.25%, 2/15/22 (c)		200	191,000
4.75%, 2/15/23	EUR	125	134,273
Intralot Finance Luxembourg SA, 9.75%, 8/15/18		215	237,296
MGM Resorts International:
8.63%, 2/01/19	USD	243	274,590
6.75%, 10/01/20		453	480,180
6.63%, 12/15/21		73	76,285
7.75%, 3/15/22		340	374,000
6.00%, 3/15/23		170	172,125
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (c)		41	41,820
Pinnacle Entertainment, Inc., 6.38%, 8/01/21		416	441,480
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20	EUR	100	116,138
Snai SpA, 7.63%, 6/15/18		100	114,551
Station Casinos LLC, 7.50%, 3/01/21	USD	803	859,210
Sterling Entertainment Enterprises LLC, 9.75%, 11/25/19 (c)		475	484,500
The Unique Pub Finance Co. PLC:
Series A4, 5.66%, 6/30/27	GBP	219	350,902
Series N, 6.46%, 3/30/32		100	139,839
Waterford Gaming LLC/Waterford Gaming Financial Corp., 8.63%, 9/15/49 (c)	USD	150	375

			6,401,932
Household Durables — 1.5%
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/21		109	112,543
Beazer Homes USA, Inc.:
6.63%, 4/15/18		131	135,421
5.75%, 6/15/19		263	259,055
7.50%, 9/15/21		216	217,620
D.R. Horton, Inc., 4.00%, 2/15/20		434	431,700
Jarden Corp., 7.50%, 5/01/17		75	81,563
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (c)		122	124,440
Lennar Corp.:
4.50%, 11/15/19		110	111,375
4.75%, 11/15/22		150	147,375
Magnolia BC SA, 9.00%, 8/01/20	EUR	200	236,906
PulteGroup, Inc., 6.38%, 5/15/33	USD	30	30,375
Shea Homes LP/Shea Homes Funding Corp., 6.13%, 4/01/25 (c)		233	234,747

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Household Durables (concluded)
Standard Pacific Corp., 8.38%, 1/15/21	USD	585	$678,600
TRI Pointe Holdings, Inc.:
4.38%, 6/15/19		175	171,500
5.88%, 6/15/24		120	117,600
Woodside Homes Co. LLC/Woodside Homes Finance, Inc., 6.75%, 12/15/21 (c)		230	217,350

			3,308,170
Household Products — 0.4%
HRG Group, Inc., 7.88%, 7/15/19 (c)		155	163,525
Spectrum Brands, Inc.:
6.38%, 11/15/20		100	105,750
6.63%, 11/15/22		225	239,625
6.13%, 12/15/24 (c)		119	124,653
5.75%, 7/15/25 (c)		289	293,335

			926,888
Independent Power and Renewable Electricity Producers — 1.2%
AES Corp.:
4.88%, 5/15/23		176	165,440
5.50%, 3/15/24		269	258,913
Calpine Corp.:
6.00%, 1/15/22 (c)		396	418,770
5.38%, 1/15/23		125	122,813
5.88%, 1/15/24 (c)		145	153,337
5.50%, 2/01/24		351	339,593
Dynegy, Inc.:
6.75%, 11/01/19 (c)		515	535,857
7.38%, 11/01/22 (c)		130	136,175
Mirant Mid-Atlantic Pass-Through Trust:
Series B, 9.13%, 6/30/17		70	73,411
Series C, 10.06%, 12/30/28		395	432,075
NRG Energy, Inc., 6.25%, 5/01/24		130	129,025

			2,765,409
Insurance — 0.6%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (c)		266	280,630
CNO Financial Group, Inc., 4.50%, 5/30/20		62	62,930
Genworth Holdings, Inc., 4.80%, 2/15/24		100	87,250
HUB International Ltd., 7.88%, 10/01/21 (c)		237	241,740
Pension Insurance Corp. PLC, 6.50%, 7/03/24	GBP	100	156,428
Radian Group, Inc.:
2.25%, 3/01/19 (e)	USD	72	127,755
5.25%, 6/15/20		381	379,095

			1,335,828
Internet & Catalog Retail — 0.1%
Netflix, Inc., 5.50%, 2/15/22 (c)		219	226,117
Internet Software & Services — 0.1%
IAC/InterActiveCorp., 4.88%, 11/30/18		117	120,656
IT Services — 0.2%
Sabre GLBL, Inc., 5.38%, 4/15/23 (c)		150	147,750
WEX, Inc., 4.75%, 2/01/23 (c)		190	183,350

			331,100
Life Sciences Tools & Services — 0.3%
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (c)		106	93,015
DPx Holdings BV, 7.50%, 2/01/22 (c)		95	99,037
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (c)		320	340,800
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (c)		70	71,050

			603,902

Corporate Bonds		Par (000)	Value
Machinery — 1.0%
Accudyne Industries Borrower/Accudyne Industries LLC, 7.75%, 12/15/20 (c)	USD	160	$148,000
CNH Industrial Finance Europe SA, 2.75%, 3/18/19	EUR	205	229,630
Gates Global LLC/Gates Global Co., 5.75%, 7/15/22		100	102,580
Jurassic Holdings III, Inc., 6.88%, 2/15/21 (c)	USD	112	87,360
The Manitowoc Co., Inc., 5.88%, 10/15/22		185	199,337
Schaeffler Holding Finance BV:
6.88% (6.88% Cash or 7.38% PIK), 8/15/18 (h)	EUR	160	184,816
6.25% (6.25% Cash or 6.75% PIK), 11/15/19 (c)(h)	USD	482	507,907
5.75% (5.75% Cash or 6.50% PIK), 11/15/21 (h)	EUR	100	117,444
6.75% (6.75% Cash or 7.25% PIK), 11/15/22 (c)(h)	USD	482	519,957
Terex Corp., 6.00%, 5/15/21		190	190,950

			2,287,981
Marine — 0.2%
Global Ship Lease, Inc., 10.00%, 4/01/19 (c)		495	516,037
Media — 6.6%
Altice SA:
7.25%, 5/15/22	EUR	200	225,200
7.75%, 5/15/22 (c)	USD	795	769,163
6.25%, 2/15/25	EUR	100	105,911
Altice U.S. Finance I Corp., 5.38%, 7/15/23 (c)	USD	926	902,850
Altice U.S. Finance II Corp., 7.75%, 7/15/25 (c)		389	377,330
AMC Networks, Inc., 7.75%, 7/15/21		225	243,000
Cablevision Systems Corp., 5.88%, 9/15/22		216	209,520
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		18	17,730
5.13%, 5/01/23 (c)		80	77,800
5.88%, 5/01/27 (c)		733	715,591
Cengage Learning Acquisitions, Inc., 0.00%, 4/15/20 (a)(f)(g)		230	—
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (c)		130	118,056
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		331	339,275
Series B, 6.50%, 11/15/22		812	845,495
DISH DBS Corp.:
5.13%, 5/01/20		446	451,017
5.00%, 3/15/23		220	203,500
5.88%, 11/15/24		523	502,407
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (c)		24	23,760
Gray Television, Inc., 7.50%, 10/01/20		91	96,460
iHeartCommunications, Inc.:
9.00%, 12/15/19		286	272,558
9.00%, 3/01/21		287	259,735
9.00%, 9/15/22		345	311,363
Interactive Data Corp., 5.88%, 4/15/19 (c)		629	632,145
LIN Television Corp., 5.88%, 11/15/22 (c)		120	121,500
Live Nation Entertainment, Inc.:
7.00%, 9/01/20 (c)		69	73,313
5.38%, 6/15/22 (c)		47	47,000
MDC Partners, Inc., 6.75%, 4/01/20 (c)		225	224,156
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (c)		125	127,500
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (c)		173	182,299
Nielsen Finance LLC/Nielsen Finance Co., 4.50%, 10/01/20		320	318,400
Numericable-SFR SAS:
5.38%, 5/15/22	EUR	100	113,157

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	9

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Media (concluded)
6.00%, 5/15/22 (c)	USD	755	$744,147
5.63%, 5/15/24	EUR	100	112,321
6.25%, 5/15/24 (c)	USD	483	475,151
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.25%, 2/15/22		389	393,863
5.63%, 2/15/24 (c)		37	37,833
Radio One, Inc., 7.38%, 4/15/22 (c)		60	58,800
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (c)		305	319,487
Regal Entertainment Group, 5.75%, 2/01/25		48	46,860
Sirius XM Radio, Inc.:
4.25%, 5/15/20 (c)		90	89,550
4.63%, 5/15/23 (c)		65	61,019
6.00%, 7/15/24 (c)		165	166,650
5.38%, 4/15/25 (c)		615	593,475
Townsquare Media, Inc., 6.50%, 4/01/23 (c)		48	47,520
Tribune Media Co., 5.88%, 7/15/22 (c)		374	376,805
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.50%, 1/15/23 (c)		200	203,875
4.00%, 1/15/25	EUR	148	168,298
Univision Communications, Inc.:
8.50%, 5/15/21 (c)	USD	178	187,345
5.13%, 5/15/23 (c)		695	674,150
5.13%, 2/15/25 (c)		691	666,953
Virgin Media Finance PLC, 5.75%, 1/15/25 (c)		400	400,000

			14,731,293
Metals & Mining — 2.8%
Alcoa, Inc.:
6.15%, 8/15/20		535	582,775
5.13%, 10/01/24		784	793,800
5.90%, 2/01/27		14	14,805
5.95%, 2/01/37		18	17,955
Constellium NV:
8.00%, 1/15/23 (c)		610	625,250
5.75%, 5/15/24 (c)		505	449,450
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	130	141,163
First Quantum Minerals Ltd.:
7.00%, 2/15/21 (c)	USD	263	251,494
7.25%, 5/15/22 (c)		187	178,819
FMG Resources August 2006 Pty Ltd.:
9.75%, 3/01/22 (c)		65	67,113
6.88%, 4/01/22 (c)		138	96,773
Global Brass & Copper, Inc., 9.50%, 6/01/19		155	169,725
Novelis, Inc.:
8.38%, 12/15/17		245	253,881
8.75%, 12/15/20		713	753,997
Officine Maccaferri SpA, 5.75%, 6/01/21	EUR	100	109,841
Ovako AB, 6.50%, 6/01/19		100	108,674
Ryerson, Inc./Joseph T. Ryerson & Son, Inc., 9.00%, 10/15/17	USD	110	110,825
Steel Dynamics, Inc., 5.13%, 10/01/21		165	165,330
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.38%, 2/01/20 (c)		123	124,230
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (c)		1,095	1,156,594

			6,172,494
Multiline Retail — 1.0%
Debenhams PLC, 5.25%, 7/15/21	GBP	115	177,947
Family Dollar Stores, Inc., 5.00%, 2/01/21	USD	176	182,157
Family Tree Escrow LLC:
5.25%, 3/01/20 (c)		79	82,654
5.75%, 3/01/23 (c)		1,264	1,320,880
Hema Bondco I BV, 6.25%, 6/15/19	EUR	100	92,533

Corporate Bonds		Par (000)	Value
Multiline Retail (concluded)
New Look Secured Issuer PLC, 6.50%, 7/01/22	GBP	300	$460,530

			2,316,701
Oil, Gas & Consumable Fuels — 12.8%
Antero Resources Corp.:
6.00%, 12/01/20	USD	96	96,480
5.38%, 11/01/21		321	308,160
5.13%, 12/01/22		36	34,020
Arch Coal, Inc.:
7.00%, 6/15/19		58	8,410
7.25%, 6/15/21		48	6,720
Baytex Energy Corp., 5.13%, 6/01/21 (c)		71	66,563
Berry Petroleum Co. LLC:
6.75%, 11/01/20		92	72,680
6.38%, 9/15/22		58	45,240
Bonanza Creek Energy, Inc.:
6.75%, 4/15/21		274	259,615
5.75%, 2/01/23		452	405,670
Calfrac Holdings LP, 7.50%, 12/01/20 (c)		643	593,746
California Resources Corp.:
5.00%, 1/15/20		120	105,600
5.50%, 9/15/21		597	519,509
6.00%, 11/15/24		1,481	1,273,660
Carrizo Oil & Gas, Inc.:
7.50%, 9/15/20		137	144,193
6.25%, 4/15/23		273	273,683
Chaparral Energy, Inc., 7.63%, 11/15/22		115	82,800
Chesapeake Energy Corp.:
6.88%, 11/15/20		40	39,000
6.13%, 2/15/21		138	129,720
4.88%, 4/15/22		230	199,525
5.75%, 3/15/23		86	77,830
Cimarex Energy Co., 4.38%, 6/01/24		62	61,236
Concho Resources, Inc.:
5.50%, 10/01/22		160	159,200
5.50%, 4/01/23		365	365,000
CONSOL Energy, Inc., 5.88%, 4/15/22		1,372	1,166,200
CrownRock LP/CrownRock Finance, Inc.:
7.13%, 4/15/21 (c)		433	448,155
7.75%, 2/15/23 (c)		100	106,500
Denbury Resources, Inc.:
6.38%, 8/15/21		171	164,160
5.50%, 5/01/22		114	101,745
4.63%, 7/15/23		18	15,120
Diamondback Energy, Inc., 7.63%, 10/01/21		321	343,470
Energy Transfer Equity LP:
7.50%, 10/15/20		100	112,750
5.88%, 1/15/24		1,056	1,095,072
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 5/01/20		615	657,251
6.38%, 6/15/23 (c)		214	214,535
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75%, 2/15/21		27	26,663
6.00%, 5/15/23		285	285,143
Gulfport Energy Corp., 7.75%, 11/01/20		217	227,307
Halcon Resources Corp.:
8.63%, 2/01/20 (c)		386	381,175
8.88%, 5/15/21		146	95,995
9.25%, 2/15/22		97	62,807
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.63%, 4/15/21 (c)		145	150,800
5.00%, 12/01/24 (c)		663	621,695
Kinder Morgan, Inc., 7.25%, 6/01/18		110	124,057
Laredo Petroleum, Inc., 7.38%, 5/01/22		212	223,130

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.63%, 12/01/21	USD	110	$89,100
Linn Energy LLC/Linn Energy Finance Corp.:
6.25%, 11/01/19		120	93,900
8.63%, 4/15/20		103	84,482
7.75%, 2/01/21		55	42,763
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
4.50%, 7/15/23		643	630,140
4.88%, 6/01/25		546	533,715
Matador Resources Co., 6.88%, 4/15/23 (c)		74	75,573
MEG Energy Corp.:
6.50%, 3/15/21 (c)		501	482,213
6.38%, 1/30/23 (c)		227	209,975
7.00%, 3/31/24 (c)		1,203	1,153,376
Memorial Production Partners LP/Memorial Production Finance Corp.:
7.63%, 5/01/21		79	75,247
6.88%, 8/01/22		163	147,433
Memorial Resource Development Corp., 5.88%, 7/01/22		613	591,974
Newfield Exploration Co., 5.38%, 1/01/26		67	66,330
NGPL PipeCo LLC:
7.12%, 12/15/17 (c)		37	37,925
9.63%, 6/01/19 (c)		92	93,150
7.77%, 12/15/37 (c)		225	238,500
Oasis Petroleum, Inc.:
7.25%, 2/01/19		120	123,000
6.50%, 11/01/21		100	99,500
6.88%, 1/15/23		65	64,188
Offshore Group Investment Ltd., 7.50%, 11/01/19		293	180,195
Paramount Resources Ltd., 6.88%, 6/30/23 (c)		239	239,597
Parsley Energy LLC/Parsley Finance Corp., 7.50%, 2/15/22 (c)		378	383,553
PBF Logistics LP/PBF Logistics Finance Corp., 6.88%, 5/15/23 (c)		84	84,420
Peabody Energy Corp.:
6.00%, 11/15/18		130	62,400
6.50%, 9/15/20		123	41,820
6.25%, 11/15/21		90	30,600
7.88%, 11/01/26		225	75,375
Precision Drilling Corp.:
6.63%, 11/15/20		40	39,200
5.25%, 11/15/24		173	150,510
QEP Resources, Inc.:
5.38%, 10/01/22		65	62,771
5.25%, 5/01/23		171	163,733
Range Resources Corp.:
5.00%, 8/15/22		37	36,260
5.00%, 3/15/23		88	86,240
Regency Energy Partners LP/Regency Energy Finance Corp.:
5.00%, 10/01/22		91	92,438
4.50%, 11/01/23		587	566,455
Rockies Express Pipeline LLC:
5.63%, 4/15/20 (c)		400	409,000
6.88%, 4/15/40 (c)		346	362,435
Rose Rock Midstream LP/Rose Rock Finance Corp.:
5.63%, 7/15/22		52	50,830
5.63%, 11/15/23 (c)		297	287,347
Rosetta Resources, Inc.:
5.88%, 6/01/22		78	83,265
5.88%, 6/01/24		101	108,827
RSP Permian, Inc., 6.63%, 10/01/22 (c)		147	150,307

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Sabine Pass Liquefaction LLC:
5.63%, 4/15/23	USD	420	$418,555
5.75%, 5/15/24		1,358	1,352,907
5.63%, 3/01/25 (c)		491	486,090
Sabine Pass LNG LP, 6.50%, 11/01/20		313	323,955
Sanchez Energy Corp.:
7.75%, 6/15/21		84	83,580
6.13%, 1/15/23		726	649,770
SandRidge Energy, Inc.:
8.75%, 1/15/20		183	98,820
8.75%, 6/01/20 (c)		96	87,120
7.50%, 3/15/21		25	10,938
7.50%, 2/15/23		80	33,816
Seven Generations Energy Ltd.:
8.25%, 5/15/20 (c)		1,010	1,071,610
6.75%, 5/01/23 (c)		110	109,725
SM Energy Co.:
6.13%, 11/15/22 (c)		870	894,099
6.50%, 1/01/23		28	28,700
5.00%, 1/15/24		92	87,170
5.63%, 6/01/25		197	194,991
Southern Star Central Corp., 5.13%, 7/15/22 (c)		162	164,430
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21		137	143,507
Sunoco LP/Sunoco Finance Corp., 6.38%, 4/01/23 (c)		98	101,920
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.38%, 8/01/22		381	396,240
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.25%, 10/15/22 (c)		272	281,520
Whiting Petroleum Corp.:
5.75%, 3/15/21		250	246,000
6.25%, 4/01/23 (c)		457	453,573
WPX Energy, Inc., 5.25%, 9/15/24		198	182,407

			28,533,495
Paper & Forest Products — 0.2%
Clearwater Paper Corp., 4.50%, 2/01/23		36	34,110
Louisiana-Pacific Corp., 7.50%, 6/01/20		100	106,500
Norbord, Inc., 6.25%, 4/15/23 (c)		145	147,893
PH Glatfelter Co., 5.38%, 10/15/20		34	34,850
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (c)		213	214,065

			537,418
Pharmaceuticals — 3.8%
Capsugel SA, 7.00% (7.00% Cash or 7.75% PIK), 5/15/19 (c)(h)		75	76,321
Concordia Healthcare Corp., 7.00%, 4/15/23 (c)		205	205,000
Endo Finance LLC & Endo Finco, Inc., 7.25%, 1/15/22 (c)		51	54,188
Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6.00%, 7/15/23 (c)		616	629,860
6.00%, 2/01/25 (c)		547	555,889
Horizon Pharma Financing, Inc., 6.63%, 5/01/23 (c)		400	417,000
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.88%, 4/15/20 (c)		135	137,369
5.75%, 8/01/22 (c)		210	214,725
Par Pharmaceutical Cos., Inc., 7.38%, 10/15/20		192	204,960
PRA Holdings, Inc., 9.50%, 10/01/23 (c)		40	44,700
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (c)		40	41,950

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	11

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Pharmaceuticals (concluded)
5.38%, 3/15/20 (c)	USD	792	$817,740
6.38%, 10/15/20 (c)		745	784,578
7.50%, 7/15/21 (c)		540	581,175
6.75%, 8/15/21 (c)		70	72,975
7.25%, 7/15/22 (c)		55	58,438
5.50%, 3/01/23 (c)		729	736,290
4.50%, 5/15/23	EUR	125	134,953
5.88%, 5/15/23 (c)	USD	1,564	1,603,100
6.13%, 4/15/25 (c)		1,016	1,045,210

			8,416,421
Professional Services — 0.1%
CEB, Inc., 5.63%, 6/15/23 (c)		77	77,385
TMF Group Holding BV, 9.88%, 12/01/19	EUR	200	238,150

			315,535
Real Estate Investment Trusts (REITs) — 1.1%
Communications Sales & Leasing, Inc.:
6.00%, 4/15/23 (c)	USD	66	64,549
8.25%, 10/15/23 (c)		339	333,067
ESH Hospitality, Inc., 5.25%, 5/01/25 (c)		98	95,305
Felcor Lodging LP:
5.63%, 3/01/23		68	69,870
6.00%, 6/01/25 (c)		316	320,740
The GEO Group, Inc.:
5.88%, 1/15/22		272	282,880
5.88%, 10/15/24		220	226,600
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18		180	184,725
iStar Financial, Inc.:
3.00%, 11/15/16 (e)		336	404,880
4.00%, 11/01/17		135	132,637
5.00%, 7/01/19		95	93,694
RHP Hotel Properties LP/RHP Finance Corp.:
5.00%, 4/15/21		167	167,000
5.00%, 4/15/23 (c)		167	163,660

			2,539,607
Real Estate Management & Development — 1.6%
Aroundtown Property Holdings PLC, 3.00%, 12/09/21	EUR	100	103,692
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (c)	USD	122	113,460
Caesars Entertainment Resort Properties LLC, 8.00%, 10/01/20		570	536,872
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (c)		150	159,187
The Howard Hughes Corp., 6.88%, 10/01/21 (c)		97	102,820
Kennedy-Wilson, Inc., 5.88%, 4/01/24		114	113,430
Realogy Group LLC:
7.63%, 1/15/20 (c)		1,268	1,342,812
9.00%, 1/15/20 (c)		117	126,067
Realogy Group LLC/Realogy Co-Issuer Corp.:
4.50%, 4/15/19 (c)		387	390,947
5.25%, 12/01/21 (c)		437	442,463
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (c)		69	67,965
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (a)(g)		95	—

			3,499,715
Road & Rail — 0.4%
EC Finance PLC, 5.13%, 7/15/21	EUR	100	115,916
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (c)	USD	305	305,763
JCH Parent, Inc., 10.50% (10.50% Cash or 11.25% PIK), 3/15/19 (c)(h)		416	312,842

Corporate Bonds		Par (000)	Value
Road & Rail (concluded)
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (c)	USD	99	$100,237

			834,758
Semiconductors & Semiconductor Equipment — 0.5%
Advanced Micro Devices, Inc., 7.50%, 8/15/22		65	57,363
Micron Technology, Inc.:
5.25%, 1/15/24 (c)		495	467,466
5.50%, 2/01/25 (c)		95	89,015
NXP BV/NXP Funding LLC:
5.75%, 2/15/21 (c)		200	208,000
4.63%, 6/15/22 (c)		200	197,250

			1,019,094
Software — 1.9%
Audatex North America, Inc., 6.00%, 6/15/21 (c)		245	251,737
BMC Software Finance, Inc., 8.13%, 7/15/21 (c)		78	63,180
First Data Corp.:
7.38%, 6/15/19 (c)		191	198,545
6.75%, 11/01/20 (c)		365	385,761
8.25%, 1/15/21 (c)		420	443,100
11.25%, 1/15/21		4	4,440
12.63%, 1/15/21		14	16,170
11.75%, 8/15/21		316	355,500
8.75%, 1/15/22 (c)		437	464,586
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% (7.13% Cash or 7.88% PIK), 5/01/21 (c)(h)		404	405,010
Infor U.S., Inc., 6.50%, 5/15/22 (c)		633	644,077
Italics Merger Sub, Inc., 7.13%, 7/15/23 (c)		160	158,000
Nuance Communications, Inc., 5.38%, 8/15/20 (c)		215	216,075
Open Text Corp., 5.63%, 1/15/23 (c)		141	139,590
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (c)		386	410,125
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23 (c)		163	164,630

			4,320,526
Specialty Retail — 0.8%
3AB Optique Developpement SAS, 5.63%, 4/15/19	EUR	100	105,354
Asbury Automotive Group, Inc., 6.00%, 12/15/24	USD	142	147,680
CST Brands, Inc., 5.00%, 5/01/23		59	58,705
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (c)		538	566,245
Penske Automotive Group, Inc.:
5.75%, 10/01/22		541	562,640
5.38%, 12/01/24		166	168,075
Sally Holdings LLC/Sally Capital, Inc., 5.50%, 11/01/23		75	78,000
THOM Europe SAS, 7.38%, 7/15/19	EUR	120	139,134

			1,825,833
Technology Hardware, Storage & Peripherals — 0.3%
NCR Corp., 6.38%, 12/15/23	USD	96	101,760
Nokia OYJ:
5.00%, 10/26/17 (e)	EUR	100	284,142
6.63%, 5/15/39	USD	158	171,430

			557,332
Textiles, Apparel & Luxury Goods — 0.3%
Levi Strauss & Co.:
6.88%, 5/01/22		160	170,800
5.00%, 5/01/25 (c)		159	153,833

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Textiles, Apparel & Luxury Goods (concluded)
Springs Industries, Inc., 6.25%, 6/01/21	USD	133	$130,007
Twin Set-Simona Barbieri SpA, 5.89%, 7/15/19 (d)	EUR	100	99,445

			554,085
Thrifts & Mortgage Finance — 0.3%
Jefferies Finance LLC/JFIN Co-Issuer Corp.:
7.38%, 4/01/20 (c)	USD	200	196,500
6.88%, 4/15/22 (c)		401	390,975
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (c)		110	114,400

			701,875
Trading Companies & Distributors — 3.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 5.00%, 10/01/21 (c)		450	462,937
Aircastle Ltd.:
7.63%, 4/15/20		12	13,574
5.13%, 3/15/21		137	138,370
5.50%, 2/15/22		85	86,754
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (c)		244	250,710
HD Supply, Inc.:
11.00%, 4/15/20		936	1,041,674
7.50%, 7/15/20		1,947	2,058,953
5.25%, 12/15/21 (c)		1,188	1,204,335
International Lease Finance Corp.:
4.63%, 4/15/21		71	71,710
5.88%, 8/15/22		480	518,400
Travis Perkins PLC, 4.38%, 9/15/21	GBP	100	159,890
United Rentals North America, Inc.:
7.38%, 5/15/20	USD	64	68,287
8.25%, 2/01/21		102	109,013
7.63%, 4/15/22		65	70,363
5.75%, 11/15/24		541	532,885
5.50%, 7/15/25		136	131,410

			6,919,265
Transportation Infrastructure — 0.1%
gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	151	175,585
Silk Bidco AS, 7.50%, 2/01/22		100	113,854

			289,439
Wireless Telecommunication Services — 3.7%
Crown Castle International Corp., 5.25%, 1/15/23	USD	366	368,653
Digicel Ltd., 6.00%, 4/15/21 (c)		1,045	1,007,505
DigitalGlobe, Inc., 5.25%, 2/01/21 (c)		59	57,746
Inmarsat Finance PLC, 4.88%, 5/15/22 (c)		136	131,240
Intelsat Luxembourg SA, 8.13%, 6/01/23		310	257,300
Matterhorn Telecom SA, 3.88%, 5/01/22	EUR	100	105,632
Play Finance 2 SA, 5.25%, 2/01/19		110	125,933
SBA Communications Corp.:
5.63%, 10/01/19	USD	60	62,400
4.88%, 7/15/22		732	712,785
Sprint Capital Corp.:
6.88%, 11/15/28		180	154,800
8.75%, 3/15/32		165	160,463
Sprint Communications, Inc.:
9.00%, 11/15/18 (c)		315	355,717
7.00%, 3/01/20 (c)		797	866,897
Sprint Corp.:
7.25%, 9/15/21		400	390,000
7.88%, 9/15/23		689	671,982
7.13%, 6/15/24		569	527,804
7.63%, 2/15/25		530	499,525

Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services (concluded)
T-Mobile USA, Inc.:
6.63%, 4/28/21	USD	548	$568,550
6.13%, 1/15/22		38	39,235
6.73%, 4/28/22		75	78,188
6.50%, 1/15/24		572	590,590
6.38%, 3/01/25		567	579,757

			8,312,702
Total Corporate Bonds — 79.2%			176,171,583

Floating Rate Loan Interests (d)
Aerospace & Defense — 0.0%
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		98	85,685
Air Freight & Logistics — 0.2%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21		115	107,036
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		119	111,464
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		21	19,218
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21		165	153,743

			391,461
Airlines — 0.1%
Air Medical Group Holdings, Inc., Initial Term Loan, 4.50%, 4/28/22		170	168,620
Biotechnology — 0.1%
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loan, 3.19%, 2/27/21		177	176,506
Chemicals — 0.3%
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		547	464,642
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Refinanced Term B Loan, 3.75%, 2/01/20		23	22,871
Oxea Finance & Cy SCA (Oxea Finance LLC), Term Loan (Second Lien), 8.25%, 7/15/20		150	140,625

			628,138
Commercial Services & Supplies — 0.1%
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		226	225,168
Communications Equipment — 0.2%
Blue Coat Holdings, Inc., Initial Term Loan, 4.50%, 5/20/22		63	62,823
CommScope, Inc., Tranche 5 Term Loan, 3.00%, 5/27/22		141	140,707
Riverbed Technology, Inc., Term Loan, 6.00%, 4/24/22		145	146,012

			349,542
Construction & Engineering — 0.0%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		94	91,908

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	13

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (d)		Par (000)	Value
Construction Materials — 0.1%
Stardust Finance Holdings, Inc., Senior Lien Term Loan, 6.50%, 3/13/22	USD	137	$137,162
Diversified Consumer Services — 0.2%
Houghton Mifflin Harcourt Co., Term Loan, 3.00%, 5/28/21		365	363,175
Diversified Financial Services — 0.0%
SS&C European Holdings S.à r.l., Term Loan B2, 3.25%, 6/29/22		49	48,692
Diversified Telecommunication Services — 0.7%
Avaya, Inc., Term B-7 Loan, 6.25%, 5/29/20		703	678,563
LightSquared LP, Term Loan (PIK), 8.75%, 6/15/20		900	878,625

			1,557,188
Electric Utilities — 0.4%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 6/19/16		489	488,813
Texas Competitive Electric Holdings Co. LLC (TXU), DIP Delayed Draw Term Loan (2014), 3.75%, 5/05/16		423	424,008

			912,821
Energy Equipment & Services — 0.0%
American Energy - Marcellus LLC, Initial Loan (First Lien), 5.25%, 8/04/20		37	28,398
Food & Staples Retailing — 0.0%
BJ’s Wholesale Club, Inc., 2013 (November) Replacement Loan (Second Lien), 8.50%, 3/26/20		110	110,810
Health Care Equipment & Supplies — 0.1%
Alere, Inc. (FKA IM U.S. Holdings LLC), B Term Loan, 3.25%, 6/18/22		87	87,010
DJO Finance LLC, Initial Term Loan, 4.25%, 6/08/20		230	229,857

			316,867
Health Care Providers & Services — 0.0%
Surgery Center Holdings, Inc., Initial Term Loan (First Lien), 5.25%, 11/03/20		75	74,637
Hotels, Restaurants & Leisure — 1.1%
Amaya Holdings BV, Initial Term B Loan (Second Lien), 8.00%, 8/01/22		783	788,518
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		1,076	972,845
Station Casinos LLC, B Term Loan, 4.25%, 3/02/20		56	56,188
Travelport Finance (Luxembourg) S.à r.l., Initial Term Loan, 5.75%, 9/02/21		532	532,895

			2,350,446
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp., Term Loan (10/12), 4.00%, 10/09/19		184	183,355
Life Sciences Tools & Services — 0.0%
Sterigenics-Nordion Holdings LLC, Initial Term Loan, 4.25%, 5/15/22		95	94,763
Machinery — 0.4%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (AKA Hamilton Sundstrand), Refinancing Term Loan, 4.00%, 12/13/19		331	318,701
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/06/21		450	443,145

Floating Rate Loan Interests (d)		Par (000)	Value
Machinery (concluded)
SIG Combibloc Holdings SCA (FKA Onex Wizard Acquisition Co. II SCA), Initial Dollar Term Loan, 4.25%, 3/11/22	USD	127	$127,255

			889,101
Media — 0.8%
Advantage Sales & Marketing, Inc.:
Initial Term Loan (First Lien), 4.25%, 7/23/21		129	128,308
Term Loan (Second Lien), 7.50%, 7/25/22		195	195,649
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.), Term Loan, 7.00%, 3/31/20		579	579,267
iHeartCommunications, Inc. (FKA Clear Channel Communications, Inc.), Tranche D Term Loan, 6.94%, 1/30/19		583	537,953
Interactive Data Corp., Term Loan, 4.75%, 5/02/21		110	110,112
Univision Communications, Inc., Replacement First-Lien Term Loan, 4.00%, 3/01/20		124	122,913

			1,674,202
Metals & Mining — 0.1%
Novelis, Inc., Initial Term Loan, 4.00%, 6/02/22		130	129,460
Oil, Gas & Consumable Fuels — 0.2%
CITGO Holding, Inc., Term Loan, 9.50%, 5/12/18		468	468,585
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15		55	54,747

			523,332
Pharmaceuticals — 0.2%
Endo Luxembourg Finance Co. I S.à r.l., Bridge Loan, 2.75%, 6/24/16		241	240,699
Par Pharmaceutical Cos., Inc. (Par Pharmaceutical, Inc.), Term B-2 Loan, 4.00%, 9/30/19		50	49,569
Valeant Pharmaceuticals International, Inc., Series F-1 Tranche B Term Loan, 4.00%, 4/01/22		199	198,461

			488,729
Real Estate Management & Development — 0.0%
Realogy Group LLC (FKA Realogy Corp.), Extended Synthetic Commitment, 0.04% - 4.40%, 10/10/16		12	12,278
Road & Rail — 0.2%
The Hertz Corp., Tranche B-2 Term Loan, 3.50%, 3/11/18		388	385,057
Software — 1.0%
Epicor Software Corp. (FKA Eagle Parent, Inc.), Term B Loan, 4.75%, 6/01/22		309	307,897
First Data Corp.:
2018 New Dollar Term Loan, 3.69%, 3/23/18		1,002	997,513
2018B Second New Term Loan, 3.69%, 9/24/18		50	49,822
Informatica Corp., USD Term Loan (First Lien), 3.50%, 6/03/22		376	374,943
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/30/20		174	179,717
SS&C Technologies, Inc./Sunshine Acquisition II, Inc., Term Loan B1, 3.25%, 6/29/22		216	216,144
TIBCO Software, Inc., Term Loan, 6.50%, 12/04/20		95	94,615

			2,220,651

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (d)		Par (000)		Value
Trading Companies & Distributors — 0.1%
HD Supply, Inc., Term Loan 2014,, 4.00%, 6/28/18	USD	301		$300,297
Total Floating Rate Loan Interests — 6.7%				14,918,449

Foreign Agency Obligations
Brazil — 0.1%
Petrobras Global Finance BV, 4.75%, 1/14/25	EUR	100		102,764
Canada — 0.1%
NOVA Chemicals Corp., 5.00%, 5/01/25 (c)	USD	218		218,817
Germany — 0.0%
HSH Nordbank AG, 0.79%, 2/14/17 (d)	EUR	50		40,631
Total Foreign Agency Obligations — 0.2%				362,212

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.2%
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (c)(d)	USD	442		447,975

Other Interests (i)		Beneficial Interest (000)
Household Durables — 0.1%
Stanley-Martin, Class B Membership Units (a)		—	(j)	308,700

Preferred Securities
Capital Trusts		Par (000)
Banks — 3.0%
Banco Bilbao Vizcaya Argentaria SA, 7.00% (d)(k)	EUR	200		223,249
Bank of America Corp.:
Series AA, 6.10% (d)(k)	USD	163		160,963
Series V, 5.13% (d)(k)		405		396,799
Series X, 6.25% (d)(k)		1,407		1,400,851
Series Z, 6.50% (d)(k)		355		367,425
Bank of Ireland, 7.38% (d)(k)	EUR	200		221,856
Citigroup, Inc.:
5.95% (d)(k)	USD	150		147,750
Series O, 5.88% (d)(k)		315		315,693
Series P, 5.95% (d)(k)		690		665,988
JPMorgan Chase & Co.:
Series 1, 7.90% (d)(k)		325		343,769
Series S, 6.75% (d)(k)		539		575,884
Series V, 5.00% (d)(k)		440		430,650
Series X, 6.10% (d)(k)		175		175,613
Series Z, 5.30% (d)(k)		175		173,705
Santander UK Group Holdings PLC, 7.38% (d)(k)	GBP	200		312,602

Capital Trusts		Par (000)	Value
Banks (concluded)
Wells Fargo & Co.:
Series S, 5.90% (d)(k)	USD	265	$265,663
Series U, 5.88% (d)(k)		615	629,637

			6,808,097
Capital Markets — 0.8%
The Goldman Sachs Group, Inc., Series L, 5.70% (d)(k)		553	554,991
Morgan Stanley:
Series H, 5.45% (d)(k)		545	540,913
Series J, 5.55% (d)(k)		225	223,369
State Street Corp., 5.25% (d)(k)		19	19,024
UBS Group AG:
5.75% (d)(k)	EUR	200	226,237
7.00% (d)(k)	USD	200	203,900

			1,768,434
Consumer Finance — 0.2%
American Express Co., Series C, 4.90% (d)(k)		420	406,896
Diversified Telecommunication Services — 0.1%
Orange SA, 4.00% (d)(k)	EUR	125	141,621
Electric Utilities — 0.1%
Gas Natural Fenosa Finance BV, 3.38% (d)(k)		200	202,067
Wireless Telecommunication Services — 0.0%
Telefonica Europe BV, 4.20% (d)(k)		100	113,297
Total Capital Trusts — 4.2%			9,440,412

Preferred Stocks		Shares
Air Freight & Logistics — 0.1%
XPO Logistics, Inc., 7.50%	USD	106	106,413
Consumer Finance — 0.0%
Ally Financial, Inc., 8.50%		1,670	44,172
Diversified Financial Services — 0.1%
Concrete Investment II SCA (a)		623	91,681
RBS Capital Funding Trust VI, 6.25%		6,875	169,056

			260,737
Hotels, Restaurants & Leisure — 0.9%
Amaya, Inc. (a)		1,516	1,928,197
Total Preferred Stocks — 1.1%			2,339,519

Trust Preferreds
Consumer Finance — 0.4%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (d)		32,966	856,457
Diversified Financial Services — 0.1%
RBS Capital Funding Trust VII, Series G, 6.08% (k)		9,177	224,194
Total Trust Preferreds — 0.5%			1,080,651
Total Preferred Securities — 5.8%			12,860,582
Total Long-Term Investments (Cost — $218,430,692) — 96.5%			214,716,546

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	15

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (l)(m)	7,472,441	$7,472,441
Total Short-Term Securities (Cost — $ 7,472,441) — 3.4%		7,472,441
Total Investments — 99.9% (Cost — $ 225,903,133)		222,188,987
Other Assets Less Liabilities — 0.1%		215,606

Net Assets — 100.0%		$222,404,593

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is as of report date.

(e)	Convertible security.

(f)	Zero-coupon bond.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(j)	Amount is less than $500.

(k)	Security is perpetual in nature and has no stated maturity date.

(l)	During the six months ended June 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Net Activity	Shares Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	9,095,612	(1,623,171)	7,472,441	$2,693

(m)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	As of June 30, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation
(98)	E-Mini S&P 500 Futures	Chicago Mercantile	September 2015	USD	10,066,560	$89,892
(17)	Russell 2000 Mini Index Futures	InterContinental Exchange	September 2015	USD	2,125,680	18,570
Total						$108,462

•	As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	199,000	USD	160,417	Citibank N.A.	7/21/15	$(1,137)
EUR	66,000	USD	73,727	Royal Bank of Scotland PLC	7/21/15	(125)
EUR	117,000	USD	132,482	Standard Chartered Bank	7/21/15	(2,007)
EUR	152,000	USD	170,700	State Street Bank and Trust Co.	7/21/15	(1,193)
GBP	231,000	USD	354,367	Citibank N.A.	7/21/15	8,536
USD	162,875	CAD	201,300	Royal Bank of Canada	7/21/15	1,754
USD	2,551,795	CAD	3,126,000	Royal Bank of Canada	7/21/15	49,736
USD	255,683	CAD	315,000	Royal Bank of Scotland PLC	7/21/15	3,557
USD	26,876	EUR	24,000	Bank of America N.A.	7/21/15	112

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	100,006	EUR	91,000	Goldman Sachs International	7/21/15	$(1,475)
USD	756,965	EUR	671,670	Goldman Sachs International	7/21/15	7,936
USD	127,431	EUR	113,000	HSBC Bank USA N.A.	7/21/15	1,416
USD	161,132	EUR	143,000	HSBC Bank USA N.A.	7/21/15	1,662
USD	221,114	EUR	196,600	HSBC Bank USA N.A.	7/21/15	1,871
USD	363,018	EUR	330,900	JPMorgan Chase Bank N.A.	7/21/15	(5,993)
USD	9,450,728	EUR	8,781,000	UBS AG	7/21/15	(341,607)
USD	3,715,646	GBP	2,513,000	Barclays Bank PLC	7/21/15	(232,294)
USD	792,188	GBP	500,000	State Street Bank and Trust Co.	7/21/15	6,684
Total						$(502,567)

•	As of June 30, 2015, centrally cleared credit default swaps - sold protection outstanding were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]		Notional Amount (000)[2]	Unrealized Appreciation
CDX.NA.HY Series 24 Version 2	5.00%	Chicago Mercantile	6/20/20	B+	USD	7,286	$10,841

[1]	Using Standard & Poor’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$6,755,166	$2,891,879	—	$9,647,045
Corporate Bonds	—	175,461,735	$709,848	176,171,583
Floating Rate Loan Interests	—	14,610,725	307,724	14,918,449
Foreign Agency Obligations	—	362,212	—	362,212
Non-Agency Mortgage-Backed Securities	—	447,975	—	447,975
Other Interests	—	—	308,700	308,700
Preferred Securities	1,293,879	9,546,825	2,019,878	12,860,582
Short-Term Securities	7,472,441	—	—	7,472,441

Total	$15,521,486	$203,321,351	$3,346,150	$222,188,987

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	17

Schedule of Investments (concluded)	BlackRock High Yield V.I. Fund

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$10,841	—	$10,841
Equity contracts	$108,462	—	—	108,462
Foreign currency exchange contracts	—	83,264	—	83,264
Liabilities:
Foreign currency exchange contracts	—	(585,831)	—	(585,831)

Total	$108,462	$(491,726)	—	$(383,264)

[1]    Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$10,748	—	—	$10,748
Foreign currency at value	35,906	—	—	35,906
Cash pledged for financial futures contracts	537,500	—	—	537,500
Cash pledged for centrally cleared swaps	393,130	—	—	393,130

Total	$977,284	—	—	$977,284

During the six months ended June 30, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Total

Assets:
Opening Balance, as of December 31, 2014	—	$742,307	$1,329,102	$316,575	$1,814,169	$4,202,153
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	—	—	(884,328)	—	—	(884,328)
Accrued discounts/premiums	—	—	239	—	—	239
Net realized gain (loss)	(744,580)	—	733	—	—	(743,847)
Net change in unrealized appreciation (depreciation)[1,2]	744,580	22,283	11,337	(7,875)	205,709	976,034
Purchases	—	257	241,120	—	—	241,377
Sales	—	(54,999)	(390,479)	—	—	(445,478)

Closing Balance, as of June 30, 2015	—	$709,848	$307,724	$308,700	$2,019,878	$3,346,150

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2015[2]	—	$22,283	$1,877	$(7,875)	$205,709	$221,994

[1] Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]    Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Statement of Assets and Liabilities

BlackRock
June 30, 2015 (Unaudited)	High Yield V.I. Fund

Assets
Investments at value — unaffiliated (cost — $218,430,692)	$214,716,546
Investments at value — affiliated (cost — $7,472,441)	7,472,441
Cash	10,748
Cash pledged:
Financial futures contracts	537,500
Centrally cleared swaps	393,130
Foreign currency at value (cost — $35,855)	35,906
Receivables:
Investments sold	3,417,056
Capital shares sold.	403,903
Dividends — affiliated	302
Dividends — unaffiliated	1,912
Interest	3,100,158
From the Manager	38,759
Unrealized appreciation on forward foreign currency exchange contracts	83,264
Variation margin receivable on financial futures contracts.	3,337
Variation margin receivable on centrally cleared swaps	37,497
Prepaid expenses	455

Total assets.	230,252,914

Liabilities
Payables:
Investments purchased	3,721,999
Capital shares redeemed	2,322,331
Distribution fees	18,666
Income dividends	917,158
Investment advisory fees	101,092
Officer’s and Directors’ fees	1,454
Other affiliates	806
Unrealized depreciation on forward foreign currency exchange contracts	585,831
Variation margin payable on financial futures contracts	23,150
Other accrued expenses payable	155,834

Total liabilities	7,848,321

Net Assets	$222,404,593

Net Assets Consist of
Paid-in capital	$248,124,285
Distributions in excess of net investment income	(696,556)
Accumulated net realized loss	(20,927,431)
Net unrealized appreciation (depreciation)	(4,095,705)

Net Assets	$222,404,593

Net Asset Value
Class I — Based on net assets of $134,266,501 and 18,077,214 shares outstanding, 200 million shares authorized, $0.10 par value	$7.43

Class III — Based on net assets of $88,138,092 and 11,874,840 shares outstanding, 100 million shares authorized, $0.10 par value	$7.42

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	19

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)	BlackRock High Yield V.I. Fund

Investment Income
Interest	$5,836,045
Dividends — unaffiliated	87,238
Dividends — affiliated	2,693
Foreign taxes withheld	(1,619)

Total income	5,924,357

Expenses
Investment advisory	576,435
Transfer agent	2,483
Transfer agent — Class I	134,815
Transfer agent — Class III	35,792
Distribution — Class III	98,133
Professional	35,981
Accounting services	24,290
Custodian	16,464
Printing	13,091
Officer and Directors	9,830
Registration	338
Miscellaneous	11,914

Total expenses	959,566
Less fees waived by the Manager	(2,359)
Less transfer agent fees reimbursed — Class I	(93,182)
Less transfer agent fees reimbursed — Class III	(15,790)

Total expenses after fees waived and reimbursed	848,235

Net investment income	5,076,122

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,781,673)
Financial futures contracts	(712,278)
Swaps	203,969
Foreign currency transactions	2,537,738

247,756

Net change in unrealized appreciation (depreciation) on:
Investments	(41,118)
Financial futures contracts	506,445
Swaps	16,672
Foreign currency translations	(1,352,096)

(870,097)

Net realized and unrealized loss	(622,341)

Net Increase in Net Assets Resulting from Operations	$4,453,781

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Statements of Changes in Net Assets	BlackRock High Yield V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$5,076,122	$9,185,562
Net realized gain	247,756	2,661,168
Net change in unrealized appreciation (depreciation)	(870,097)	(8,019,294)

Net increase in net assets resulting from operations	4,453,781	3,827,436

Distributions to Shareholders From[1]
Net investment income:
Class I	(3,409,904)	(8,696,920)
Class III	(1,860,349)	(1,788,652)

Decrease in net assets resulting from distributions to shareholders	(5,270,253)	(10,485,572)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	31,968,366	28,653,474

Net Assets
Total increase in net assets	31,151,894	21,995,338
Beginning of period	191,252,699	169,257,361

End of period	$222,404,593	$191,252,699

Distributions in excess of net investment income, end of period	$(696,556)	$(502,425)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	21

Financial Highlights	BlackRock High Yield V.I. Fund

	Class I
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$7.44	$7.67	$7.44	$6.87	$7.13	$6.68

Net investment income[1]	0.18	0.40	0.43	0.48	0.50	0.53
Net realized and unrealized gain (loss)	(0.00)[2]	(0.18)	0.24	0.56	(0.27)	0.44

Net increase from investment operations	0.18	0.22	0.67	1.04	0.23	0.97

Distributions from net investment income[3]	(0.19)	(0.45)	(0.44)	(0.47)	(0.49)	(0.52)

Net asset value, end of period	$7.43	$7.44	$7.67	$7.44	$6.87	$7.13

Total Return[4]
Based on net asset value	2.36%[5]	2.89%	9.33%	15.65%	3.33%	15.34%

Ratios to Average Net Assets
Total expenses	0.84%[6]	0.87%	0.85%	0.86%	0.68%	0.71%

Total expenses after fees waived and/or reimbursed	0.70%[6]	0.73%	0.73%	0.77%	0.67%	0.71%

Net investment income	4.80%[6]	5.23%	5.65%	6.65%	6.98%	7.83%

Supplemental Data
Net assets, end of period (000)	$134,267	$139,729	$150,691	$142,392	$134,486	$134,323

Portfolio turnover rate	38%	87%	101%	88%	82%	102%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Financial Highlights (concluded)	BlackRock High Yield V.I. Fund

	Class III
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,		Period February 15, 2012[1] to December 31, 2012
		2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$7.43	$7.67	$7.44	$7.12

Net investment income[2]	0.17	0.38	0.40	0.38
Net realized and unrealized gain (loss)	(0.00)[3]	(0.18)	0.25	0.34

Net increase from investment operations	0.17	0.20	0.65	0.72

Distributions from net investment income[4]	(0.18)	(0.44)	(0.42)	(0.40)

Net asset value, end of period	$7.42	$7.43	$7.67	$7.44

Total Return[5]
Based on net asset value	2.24%[6]	2.51%	9.07%	10.39%[6]

Ratios to Average Net Assets
Total expenses	0.98%[7]	1.07%	1.07%	1.29%[7]

Total expenses after fees waived and/or reimbursed	0.94%[7]	0.98%	0.96%	1.19%[7]

Net investment income	4.56%[7]	4.86%	5.23%	6.74%[7]

Supplemental Data
Net assets, end of period (000)	$88,138	$51,524	$18,567	$14,824

Portfolio turnover rate	38%	87%	101%	88%

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is greater than $(0.005) per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	23

Notes to Financial Statements (Unaudited)	BlackRock High Yield V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock High Yield V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007, and recommenced on February 15, 2012.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts and swaps) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security”. Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	25

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

When the Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as credit risk, equity risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Fund invests in long and/or short positions in financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	27

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2015
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Credit contracts	Net unrealized appreciation (depreciation)[1]	$10,841	—
Equity contracts	Net unrealized appreciation (depreciation)[1]	108,462	—
Foreign currency exchange contracts	Unrealized appreciation (depreciation) on forward foreign currency exchange contracts	83,264	$585,831
Total		$202,567	$585,831

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2015
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation (Depreciation) on
Credit contracts:
Swaps	$203,969	$16,672
Equity contracts:
Financial futures contracts	(829,913)	506,445
Foreign currency exchange contracts:
Foreign currency transactions/translations	2,624,757	(1,368,191)
Interest rate contracts:
Financial futures contracts	117,635	—

Total	$2,116,448	$(845,074)

For the six months ended June 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts - short	$11,304,240
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$19,180,302
Average amounts sold - in USD	$1,195,164
Credit default swaps:
Average notional value - sell protection	$8,510,500

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	29

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

As of June 30, 2015, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$3,337	$23,150
Forward foreign currency exchange contracts	83,264	585,831
Swaps — Centrally cleared	37,497	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	124,098	608,981
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(40,834)	(23,150)

Total derivative assets and liabilities subject to an MNA	$83,264	$585,831

As of June 30, 2015, the following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$112	—	—	—	$112
Citibank N.A.	8,536	$(1,137)	—	—	7,399
Goldman Sachs International	7,936	(1,475)	—	—	6,461
HSBC Bank USA N.A.	4,949	—	—	—	4,949
Royal Bank of Canada	51,490	—	—	—	51,490
Royal Bank of Scotland PLC	3,557	(125)	—	—	3,432
State Street Bank and Trust Co.	6,684	(1,193)	—	—	5,491

Total	$83,264	$(3,930)	—	—	$79,334

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$232,294	—	—	—	$232,294
Citibank N.A.	1,137	$(1,137)	—	—	—
Goldman Sachs International	1,475	(1,475)	—	—	—
JPMorgan Chase Bank N.A.	5,993	—	—	—	5,993
Royal Bank of Scotland PLC	125	(125)	—	—	—
Standard Chartered Bank	2,007	—	—	—	2,007
State Street Bank and Trust Co.	1,193	(1,193)	—	—	—
UBS AG	341,607	—	—	—	341,607

Total	$585,831	$(3,930)	—	—	$581,901

[1]	The amount of derivatives for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.
[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s and BlackRock Total Return V.I. Fund’s, a series of the Company, aggregate average daily net assets at the following annual rates:

Average Daily Net Assets
First $250 Million	0.55%
$250 Million - $500 Million	0.50%
$500 Million - $750 Million	0.45%
Greater than $750 Million	0.40%

For the six months ended June 30, 2015, the aggregate average daily net assets of the Fund and the Company’s BlackRock Total Return V.I. Fund were approximately $354,315,652.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any.

For the six months ended June 30, 2015, the Fund reimbursed the Manager $918 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.06%
Class III	0.05%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Directors.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the six months ended June 30, 2015, the purchase transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $3,894.

6. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments, including paydowns and excluding short-term securities, were $119,090,192 and $78,845,884, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	31

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

As of December 31, 2014, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2016	$9,129,091
2017	11,211,061

Total	$20,340,152

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$226,594,502

Gross unrealized appreciation	$3,835,803
Gross unrealized depreciation	(8,241,318)

Net unrealized depreciation	$(4,405,515)

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	619,078	$4,655,927	999,676	$7,727,958
Shares issued in reinvestment of distributions	468,571	3,518,110	1,131,354	8,722,851
Shares redeemed	(1,801,014)	(13,515,369)	(2,981,459)	(23,039,905)

Net decrease	(713,365)	$(5,341,332)	(850,429)	$(6,589,096)

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (concluded)	BlackRock High Yield V.I. Fund

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class III
Shares sold	11,808,700	$88,540,522	17,413,660	$133,730,046
Shares issued in reinvestment of distributions	228,105	1,715,302	215,717	1,651,674
Shares redeemed	(7,095,752)	(52,946,126)	(13,117,262)	(100,139,150)

Net increase	4,941,053	$37,309,698	4,512,115	$35,242,570

Total Net Increase	4,227,688	$31,968,366	3,661,686	$28,653,474

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	33

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶  BlackRock International V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2015	BlackRock International V.I. Fund

Investment Objective

BlackRock International V.I. Fund’s (the “Fund”) investment objective is long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the six months ended June 30, 2015, the Fund outperformed its benchmark, the MSCI All Country World Index (ACWI) ex-U.S.

What factors influenced performance?

•

Stock selection within the financials and materials sectors was the main driver of outperformance during the period. Genmab A/S, the Danish biotechnology company, was a leading contributor, as clinical trial data releases improved the case for a new drug to treat multiple myeloma. Syngenta AG, the Switzerland-based global agribusiness, and Royal Mail PLC, the U.K. postal and delivery services company, were two other top performers.

•

Stock selection in consumer discretionary was the most significant detractor from relative return. Sands China Ltd., the Macau casino business, was one of the largest individual detractors during the period. Macau casino stocks have been under pressure for several quarters as the Chinese government has clamped down on corruption, causing sustained weakness in gaming revenues. Chinese food products company Want Want Holdings Limited and British-Swedish pharmaceutical giant AstraZeneca PLC were two other leading detractors.

Describe recent portfolio activity.

•

The Fund’s energy weighting was reduced early in the period as European oil giants Royal Dutch Shell PLC (Netherlands) and Total SA (France) were both sold. Genmab A/S was sold after strong performance left limited room for further upside in the near-term, and Sands China Ltd. was sold based on the absence of any stabilization of growth. Mazda Motor Corporation, the Japanese auto company, was added as earnings should benefit from the product cycle and free cash flow should be boosted after the conclusion of a major investment in new offshore production facilities. Japan-based security software company Trend Micro Inc. was added to take advantage of the company’s exposure to new areas of cyber-security. A position was also added in Dutch chemical company Akzo Nobel NV, as it should be able to maintain prices at a time when low oil prices reduce input costs, while the company also stands to benefit from any volume recovery in Europe.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s largest sector overweight positions were in consumer discretionary, health care and industrials. The largest underweight exposures were financials, energy and consumer staples. On a regional basis, the largest overweight exposures were in the United Kingdom and the United States, while the largest underweight allocations were in Asia ex-Japan and emerging markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Geographic Allocation	Percent of Long-Term Investments

United Kingdom	26%
Japan	17
United States	12
Netherlands	9
Israel	4
Ireland	3
Mexico	3
France	3
Switzerland	3
Belgium	3
Germany	3
Taiwan	3
Canada	2
Brazil	2
South Korea	2
China	2
Other[1]	3

1 Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

BlackRock International V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]

The Fund invests primarily in stocks of companies located outside the U.S. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment strategy under the name “BlackRock International Value V.I. Fund.”

[3]	A free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

Performance Summary for the Period Ended June 30, 2015

		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	5.05%	(2.91)%	8.91%	4.39%
MSCI All Country World Index ex-U.S.	4.03	(5.26)	7.76	5.54

[4]

Average annual and cumulative total returns are based on changes in net asset values for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment strategy under the name “BlackRock International Value V.I. Fund.”

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$1,050.50	$4.93	$1,000.00	$1,019.98	$4.86	0.97%

[6]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	3

Disclosure of Expenses	BlackRock International V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock International V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Belgium — 2.9%
KBC Groep NV	52,191	$3,498,797
Brazil — 1.9%
Itau Unibanco Holding SA, Class S Preference Shares	206,290	2,272,501
Canada — 1.9%
Finning International, Inc. (a)	123,206	2,317,141
China — 1.5%
Bank of China Ltd., H Shares	2,920,000	1,895,025
Denmark — 1.2%
Novo Nordisk A/S, Class B	26,368	1,446,941
France — 3.0%
Cie de Saint-Gobain	81,619	3,684,402
Germany — 2.6%
Deutsche Post AG, Registered Shares	110,375	3,225,088
Indonesia — 1.4%
Bank Mandiri Perseo Tbk PT	2,319,300	1,743,488
Ireland — 3.0%
Shire PLC	46,549	3,740,168
Israel — 3.9%
Teva Pharmaceutical Industries Ltd. — ADR	81,226	4,800,457
Japan — 16.7%
Kyowa Hakko Kirin Co. Ltd.	230,000	3,005,610
Mazda Motor Corp.	246,900	4,831,537
Recruit Holdings Co. Ltd.	145,600	4,439,965
SoftBank Group Corp.	64,000	3,769,791
Trend Micro, Inc.	131,200	4,487,918

		20,534,821
Mexico — 3.0%
Grupo Televisa SAB — ADR	95,964	3,725,322
Netherlands — 8.8%
Akzo Nobel NV	61,358	4,479,699
ASML Holding NV	29,189	3,036,171
ING Groep NV — CVA (a)	194,527	3,230,201

		10,746,071
South Korea — 1.6%
SK Telecom Co. Ltd	8,837	1,977,335
Switzerland — 2.9%
Syngenta AG, Registered Shares	8,618	3,516,333
Taiwan — 2.5%
MediaTek, Inc.	224,000	3,061,988
Turkey — 1.4%
Turkiye Garanti Bankasi AS	559,171	1,743,973
United Kingdom — 25.5%
AstraZeneca PLC	114,559	7,250,422

Common Stocks	Shares		Value
United Kingdom (concluded)
Imperial Tobacco Group PLC		52,174	$2,512,800
Kingfisher PLC		952,883	5,197,461
Liberty Global PLC, Series A (b)		114,708	6,202,261
Royal Mail PLC		398,811	3,224,173
Vodafone Group PLC		1,878,734	6,853,382

			31,240,499
United States — 12.0%
Alexion Pharmaceuticals, Inc. (b)		15,908	2,875,689
AMETEK, Inc.		59,821	3,276,994
Discovery Communications, Inc., Class A (a)(b)		133,096	4,426,773
The Estee Lauder Cos., Inc., Class A		21,951	1,902,274
TripAdvisor, Inc. (b)		24,940	2,173,272

			14,655,002
Total Long-Term Investments (Cost — $113,246,421) — 97.7%			119,825,352

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (c)(d)		2,823,257	2,823,257
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.23% (c)(d)(e)		$2,447	2,447,107

Time Deposits	Par (000)
United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.08%, 7/01/15	GBP	14	21,799
Total Short-Term Securities (Cost — $5,292,163) — 4.3%			5,292,163
Total Investments (Cost — $118,538,584) — 102.0%			125,117,515
Liabilities in Excess of Other Assets — (2.0)%			(2,497,091)

Net Assets — 100.0%			$122,620,424

Portfolio Abbreviations
ADR	American Depositary Receipts	GBP	British Pound
AUD	Australian Dollar	USD	U.S. Dollar
CAD	Canadian Dollar

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	5

Schedule of Investments (continued)	BlackRock International V.I. Fund

Notes to Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2014	Net Activity	Shares/Beneficial Interest Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	5,241,248	(2,417,991)	2,823,257	$1,074
BlackRock Liquidity Series, LLC, Money Market Series	$4,207,750	$(1,760,643)	$2,447,107	$1,507	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	4,469,000	USD	3,370,443	Citibank N.A.	7/16/15	$74,305
CAD	5,801,000	USD	4,598,713	Citibank N.A.	7/16/15	44,753
USD	6,277,795	GBP	4,085,000	Citibank N.A.	7/30/15	(139,359)
Total						$(20,301)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (concluded)	BlackRock International V.I. Fund

As of June 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Belgium	—	$3,498,797	—	$3,498,797
Brazil	$2,272,501	—	—	2,272,501
Canada	2,317,141	—	—	2,317,141
China	—	1,895,025	—	1,895,025
Denmark	—	1,446,941	—	1,446,941
France	—	3,684,402	—	3,684,402
Germany	—	3,225,088	—	3,225,088
Indonesia	—	1,743,488	—	1,743,488
Ireland	—	3,740,168	—	3,740,168
Israel	4,800,457	—	—	4,800,457
Japan	—	20,534,821	—	20,534,821
Mexico	3,725,322	—	—	3,725,322
Netherlands	—	10,746,071	—	10,746,071
South Korea	—	1,977,335	—	1,977,335
Switzerland	—	3,516,333	—	3,516,333
Taiwan	—	3,061,988	—	3,061,988
Turkey	—	1,743,973	—	1,743,973
United Kingdom	6,202,261	25,038,238	—	31,240,499
United States	14,655,002	—	—	14,655,002
Short-Term Securities	2,823,257	2,468,906	—	5,292,163

Total	$36,795,941	$88,321,574	—	$125,117,515

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$119,058	—	$119,058
Liabilities:
Foreign currency exchange contracts	—	(139,359)	—	(139,359)

Total	—	$(20,301)	—	$(20,301)

[1] Derivative financial instruments are forward foreign currency exchange contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, collateral on securities loaned at value of $2,447,107 is categorized as Level 2 within the disclosure hierarchy.

Transfers between Level 1 and Level 2 were as follows:
	Transfers into Level 1	Transfers out of Level 1[1]	Transfers into Level 2[1]	Transfers out of Level 2
Assets:
Long-Term Investments:
Japan	—	$(1,168,876)	$1,168,876	—
Netherlands	—	(3,877,292)	3,877,292	—

Total	—	$(5,046,168)	$5,046,168	—

[1] External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	7

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)	BlackRock International V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $1,939,303) (cost — $113,268,220)	$119,847,151
Investments at value — affiliated (cost — $5,270,364)	5,270,364
Receivables:
Dividends — unaffiliated	501,657
Securities lending income — affiliated	573
Dividends — affiliated	83
From the Manager	20,634
Unrealized appreciation on foreign currency exchange contracts	119,058
Prepaid expenses	301

Total assets	125,759,821

Liabilities
Collateral on securities loaned at value	2,447,107
Payables:
Capital shares redeemed	265,580
Investment advisory fees	77,712
Deferred foreign capital gain tax	69,848
Officer’s and Directors’ fees	1,516
Other affiliates	745
Unrealized depreciation on forward foreign currency exchange contracts	139,359
Other accrued expenses payable	137,530

Total liabilities	3,139,397

Net Assets	$122,620,424

Net Assets Consist of
Paid-in capital	$141,895,984
Undistributed net investment income	1,125,828
Accumulated net realized loss	(26,958,071)
Net unrealized appreciation/depreciation	6,556,683

Net Assets	$122,620,424

Net Asset Value
Class I — Based on net assets of $122,620,424 and 11,559,705 shares outstanding, 100 million shares authorized, $0.10 par value	$10.61

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)	BlackRock International V.I. Fund

Investment Income
Dividends — unaffiliated	$1,772,175
Securities lending — affiliated — net	1,507
Dividends — affiliated	1,074
Foreign taxes withheld	(117,930)

Total income	1,656,826

Expenses
Investment advisory	463,716
Transfer agent	125,442
Professional	26,262
Accounting services	19,953
Custodian	17,258
Officer and Directors	9,414
Printing	6,936
Miscellaneous	4,761

Total expenses	673,742
Less fees waived by the Manager	(1,033)
Less transfer agent fees reimbursed	(73,551)

Total expenses after fees waived and reimbursed	599,158

Net investment income	1,057,668

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(428,495)
Foreign currency transactions	70,123

(358,372)

Net change in unrealized appreciation (depreciation) on:
Investments	5,575,057
Foreign currency translations	(190,396)

5,384,661

Net realized and unrealized gain	5,026,289

Net Increase in Net Assets Resulting from Operations	$6,083,957

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	9

Statements of Changes in Net Assets	BlackRock International V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$1,057,668	$1,688,786
Net realized gain (loss)	(358,372)	12,304,492
Net change in unrealized appreciation (depreciation)	5,384,661	(21,023,951)

Net increase (decrease) in net assets resulting from operations	6,083,957	(7,030,673)

Distributions to Shareholders From[1]
Net investment income	—	(2,500,005)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(8,607,138)	(15,639,959)

Net Assets
Total decrease in net assets	(2,523,181)	(25,170,637)
Beginning of period	125,143,605	150,314,242

End of period	$122,620,424	$125,143,605

Undistributed net investment income, end of period	$1,125,828	$68,160

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Financial Highlights	BlackRock International V.I. Fund

	Class I
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.10	$10.87	$9.04	$8.00	$9.55	$9.06

Net investment income[1]	0.09	0.13	0.19	0.16	0.19	0.14
Net realized and unrealized gain (loss)	0.42	(0.69)	1.86	1.04	(1.50)	0.45

Net increase (decrease) from investment operations	0.51	(0.56)	2.05	1.20	(1.31)	0.59

Distributions from net investment income[2]	—	(0.21)	(0.22)	(0.16)	(0.24)	(0.10)

Net asset value, end of period	$10.61	$10.10	$10.87	$9.04	$8.00	$9.55

Total Return[3]
Based on net asset value	5.05%[4]	(5.19)%	22.75%	15.08%	(13.71)%	6.57%

Ratios to Average Net Assets
Total expenses	1.09%[5]	1.11%	1.08%	1.05%	0.89%	0.89%

Total expenses after fees waived and reimbursed	0.97%[5]	0.99%	0.97%	0.96%	0.88%	0.89%

Net investment income	1.71%[5]	1.21%	1.92%	1.84%	2.08%	1.61%

Supplemental Data
Net assets, end of period (000)	$122,620	$125,144	$150,314	$133,308	$134,471	$174,679

Portfolio turnover rate	62%	129%	121%	106%	153%	119%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	11

Notes to Financial Statements (Unaudited)	BlackRock International V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock International V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”)(generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	13

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of June 30, 2015, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$1,513,575	$(1,513,575)	—
JP Morgan Securities LLC	425,728	(425,728)	—

Total	$1,939,303	$(1,939,303)	—

[1]

Collateral with a value of $2,447,107 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2015
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Foreign currency exchange contracts	Unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$119,058	$(139,359)

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2015
	Net Realized Gain From	Net Change in Unrealized Appreciation (Depreciation) On
Foreign currency exchange contracts:
Foreign currency transactions/translations	$163,125	$(210,280)

For the six months ended June 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$7,068,993
Average amounts sold — in USD	$12,062,977

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

At June 30, 2015, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$119,058	139,359

Total derivative assets and liabilities in the Statement of Assets and Liabilities	119,058	139,359

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$119,058	139,359

As of June 30, 2015, the following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Citibank N.A	$119,058	$(119,058)	—	—	—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[1]
Citibank N.A	$139,359	$(119,058)	—	—	$20,301

[1]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	15

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion — $3 Billion	0.71%
$3 Billion — $5 Billion	0.68%
$5 Billion — $10 Billion	0.65%
Greater than $10 Billion	0.64%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any.

The Manager entered into a sub-advisory agreement with BlackRock International Ltd. (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended June 30, 2015, the Fund reimbursed the Manager $699 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses at 0.08% of average daily net assets.

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. This amount is shown as transfer agent fees reimbursed in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of net assets is 1.25% for Class I. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2015, the Fund paid BIM $254 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments, excluding short-term securities, were $75,069,026 and $79,771,835, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2014, the Fund had a capital loss carryforward available to offset future realized capital gains of $25,133,494, all of which is due to expire December 31, 2017.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$118,838,941

Gross unrealized appreciation	$9,139,761
Gross unrealized depreciation	(2,861,187)

Net unrealized appreciation	$6,278,574

8. Bank Borrowings:

The Company, on behalf of the Fund , along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	17

Notes to Financial Statements (concluded)	BlackRock International V.I. Fund

instruments and receivables due from the counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

As of June 30, 2015, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Pharmaceuticals	17%
Banks	12%
Media	12%
Wireless Telecommunication Services	10%
Chemicals	7%
Air Freight & Logistics	5%
Semiconductors & Semiconductor Equipment	5%
Other[1]	32%

[1]	All other industries held were each less than 5% of long-term investments.

10. Capital Share Transactions:

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	130,183	$1,376,351	345,073	$3,700,519
Shares issued in reinvestment of distributions	—	—	246,306	2,500,005
Shares redeemed	(956,435)	(9,983,489)	(2,032,367)	(21,840,483)

Net decrease	(826,252)	$(8,607,138)	(1,440,988)	$(15,639,959)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income distribution of $0.008015 per share on July 17, 2015 to shareholders of record on July 15, 2015.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶  BlackRock iShares® Alternative Strategies V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2015	BlackRock iShares® Alternative Strategies V.I. Fund

Investment Objective

BlackRock iShares® Alternative Strategies V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital and risk adjusted returns.

Portfolio Management Commentary

How did the Fund perform?

•	For the six months ended June 30, 2015, the Fund underperformed its blended benchmark, the 60% MSCI All Country World Index/40% Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•

The largest detractor from Fund performance was exposure to the price of gold through the iShares Gold Trust. The next-largest detractor was exposure to the price of silver through the iShares Silver Trust.

•

The largest contributor to Fund performance was exposure to the MSCI All Country World Minimum Volatility Index through the iShares MSCI All Country World Minimum Volatility ETF. This was followed by exposure to U.S. dollar-denominated emerging market bonds through the iShares JPMorgan USD Emerging Markets Bond ETF.

Describe recent portfolio activity.

•

During the six-month period, the Fund increased its exposures to commodities and emerging market bonds by increasing allocations to the iShares Commodities Select Strategy ETF and iShares JPMorgan USD Emerging Markets Bond ETF. At the same time, the Fund’s exposures to gold prices through the iShares Gold Trust and real estate through the iShares U.S. Real Estate ETF were decreased.

Describe portfolio positioning at period end.

•	At period end, the Fund was invested in accordance with the quantitative model used to allocate its assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	38%
Equity Funds	31
Short-Term Securities	21
Commodity Funds	10

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	1

BlackRock iShares® Alternative Strategies V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track alternative indices.

[3]	A customized weighted index comprised of 60% MSCI All Country World Index and 40% Barclays U.S. Aggregate Bond Index.

[4]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[5]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[6]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2015

		Average Annual Total Returns
	6-Month Total Returns[8]	1 Year[8]	Since Inception[8,9]
Class I7	1.57%	1.68%	4.22%
Class III[7]	1.37	1.43	3.99
60% MSCI All Country World Index / 40% Barclays U.S. Aggregate Bond Index	1.63	1.27	3.60
MSCI All Country World Index	2.66	0.71	4.09
Barclays U.S. Aggregate Bond Index	(0.10)	1.86	2.63

[7]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[8]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[9]	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[11]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[10]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[10]	Annualized Expense Ratio
Class I	$1,000.00	$1,015.70	$3.80	$1,000.00	$1,021.03	$3.81	0.76%
Class III	$1,000.00	$1,013.70	$5.04	$1,000.00	$1,019.79	$5.06	1.01%

[10]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[11]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365. See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Disclosure of Expenses	BlackRock iShares® Alternative Strategies V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	3

Consolidated Schedule of Investments June 30, 2015 (Unaudited)	BlackRock iShares® Alternative Strategies V.I. Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Commodity Funds — 13.6%
iShares Commodities Select Strategy ETF	16,730	$660,333
iShares Gold Trust (b)(c)	46,670	529,238
iShares Silver Trust (b)(c)	14,615	219,663

		1,409,234

Equity Funds — 40.6%
iShares International Developed Real Estate ETF	37,249	1,107,785
iShares MSCI All Country World Minimum Volatility ETF	41,564	2,890,361
iShares U.S. Real Estate ETF	3,178	226,591

		4,224,737

Fixed Income Funds — 50.6%
iShares JPMorgan USD Emerging Markets Bond ETF (d)	28,484	3,130,961

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds (concluded)
iShares U.S. Preferred Stock ETF	54,550	$2,136,724

		5,267,685

Short-Term Securities — 27.6%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (e)	106,034	106,034
BlackRock Liquidity Series, LLC, Money Market Series, 0.23% (e)(f)	$2,762,989	2,762,989

		2,869,023

Total Affiliated Investment Companies (Cost — $13,914,156) — 132.4%		13,770,679
Liabilities in Excess of Other Assets — (32.4)%		(3,368,168)

Net Assets — 100.0%		$10,402,511

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares Sold		Shares/ Beneficial Interest Held at June 30, 2015	Value at June 30, 2015	Income		Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	343,660	—		237,626	[1]	106,034	$106,034	$56		—
BlackRock Liquidity Series, LLC, Money Market Series	$1,119,378	$1,643,611	[2]	—		$2,762,989	$2,762,989	$14,120	[3]	—
iShares Commodities Select Strategy ETF	—	17,620		890		16,730	$660,333	$3,628		$757
iShares Gold Trust	23,404	23,266		—		46,670	$529,238	—		—
iShares International Developed Real Estate ETF	18,045	19,873		669		37,249	$1,107,785	$21,802		$(364)
iShares JPMorgan USD Emerging Markets Bond ETF	14,284	14,934		734		28,484	$3,130,961	$38,177		$(2,327)
iShares MSCI All Country World Minimum Volatility ETF	20,308	22,171		915		41,564	$2,890,361	$29,251		$(913)
iShares Silver Trust	7,002	11,022		3,409		14,615	$219,663	—		$(3,693)
iShares U.S. Preferred Stock ETF	27,982	27,628		1,060		54,550	$2,136,724	$34,086		$(393)
iShares U.S. Real Estate ETF	5,517	3,413		5,752		3,178	$226,591	$6,879		$12,364

[1]	Represents net shares sold.

[2]	Represents net beneficial interest purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(b)	Non-income producing security.

(c)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

(d)	Security, or a portion of security, is on loan.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Portfolio Abbreviations

ETF	Exchange Traded Fund

See Notes to Consolidated Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Consolidated Schedule of Investments (concluded)	BlackRock iShares® Alternative Strategies V.I. Fund

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Consolidated Financial Statements.

As of June 30, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$11,007,690	$2,762,989	—	$13,770,679

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$54,624	—	—	$54,624
Liabilities:
Collateral on securities loaned at value	—	$(2,762,989)	—	(2,762,989)

Total	$54,624	$(2,762,989)	—	$(2,708,365)

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	5

Consolidated Statement of Assets and Liabilities

June 30, 2015 (Unaudited)	BlackRock iShares® Alternative Strategies V.I. Fund

Assets
Investments at value — affiliated (including securities loaned at value of $2,714,694)(cost — $13,914,156)	$13,770,679
Cash	54,624
Receivables:
Dividends — affiliated	29,275
Investments sold	24,257
Capital shares sold	23,625
From the Manager	7,725
Securities lending income — affiliated	2,927
Prepaid expenses	336

Total assets	13,913,448

Liabilities
Collateral on securities loaned at value	2,762,989
Payables:
Capital shares redeemed	522,890
Investments purchased	190,043
Officer’s and Directors’ fees	574
Distribution fees	171
Other accrued expenses payable	34,270

Total liabilities	3,510,937

Net Assets	$10,402,511

Net Assets Consist of
Paid-in capital	$10,439,147
Undistributed net investment income	118,216
Accumulated net realized loss	(11,375)
Net unrealized appreciation (depreciation)	(143,477)

Net Assets	$10,402,511

Net Asset Value
Class I — Based on net assets of $9,383,678 and 905,759 shares outstanding, 100 million shares authorized, $0.10 par value	$10.36

Class III — Based on net assets of $1,018,833 and 98,560 shares outstanding, 100 million shares authorized, $0.10 par value	$10.34

See Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Consolidated Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)	BlackRock iShares® Alternative Strategies V.I. Fund

Investment Income
Dividends — affiliated	$133,879
Securities lending — affiliated — net	14,120

Total income	147,999

Expenses
Professional	44,442
Offering	11,466
Investment advisory	9,635
Printing	7,009
Transfer agent — Class I	3,149
Transfer agent — Class III	214
Accounting services	2,810
Transfer agent	2,721
Officer and Directors	2,702
Custodian	2,334
Distribution — Class III	725
Registration	64
Miscellaneous	1,343

Total expenses	88,614
Less fees waived by the Manager	(9,635)
Less transfer agent fees reimbursed — Class I	(3,143)
Less transfer agent fees reimbursed — Class III	(212)
Less expenses reimbursed by the Manager	(45,749)

Total expenses after fees waived and reimbursed	29,875

Net investment income	118,124

Realized and Unrealized Gain (Loss)
Net realized gain on investments — affiliated	5,431
Net change in unrealized appreciation (depreciation) on investments — affiliated	(113,450)

Net realized and unrealized loss	(108,019)

Net Increase in Net Assets Resulting from Operations	$10,105

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	7

Consolidated Statement of Changes in Net Assets	BlackRock iShares® Alternative Strategies V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Period April 30, 2014[1] to December 31,2014
Operations
Net investment income	$118,124	$61,830
Net realized gain (loss)	5,431	(15,924)
Net change in unrealized appreciation (depreciation)	(113,450)	(30,027)

Net increase in net assets resulting from operations	10,105	15,879

Distributions to Shareholders From[2]
Net investment income:
Class I	—	(59,817)
Class III	—	(3,839)
Net realized gain:
Class I	—	(3,258)
Class III	—	(220)
Return of capital:
Class I	—	(538)
Class III	—	(34)

Decrease in net assets resulting from distributions to shareholders	—	(67,706)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	4,942,359	5,501,874

Net Assets
Total increase in net assets	4,952,464	5,450,047
Beginning of period	5,450,047	—

End of period	$10,402,511	$5,450,047

Undistributed net investment income, end of period	$118,216	$92

[1]	Commencement of operations.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Consolidated Financial Highlights	BlackRock iShares® Alternative Strategies V.I. Fund

	Class I		Class III
	Six Months Ended June 30, 2015 (Unaudited)	Period April 30, 2014[1] to December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Period April 30, 2014[1] to December 31, 2014

Per Share Operating Performance
Net asset value, beginning of period	$10.20	$10.00	$10.20	$10.00

Net investment income[2]	0.16	0.31	0.16	0.36
Net realized and unrealized gain (loss)	(0.00)[3]	0.03	(0.02)	(0.03)

Net increase from investment operations	0.16	0.34	0.14	0.33

Distributions from:[4]
Net investment income	—	(0.13)	—	(0.12)
Net realized capital gains	—	(0.01)	—	(0.01)
Return of capital	—	(0.00)[3]	—	(0.00)[3]

Total distributions	—	(0.14)	—	(0.13)

Net asset value, end of period	$10.36	$10.20	$10.34	$10.20

Total Return[5,6]
Based on net asset value	1.57%	3.32%	1.37%	3.26%

Ratios to Average Net Assets[7,8]
Total expenses[9]	2.14%	8.81%	2.32%	8.54%

Total expenses after fees waived and reimbursed	0.76%	0.75%	1.01%	1.00%

Net investment income	3.07%	4.36%	3.04%	5.05%

Supplemental Data
Net assets, end of period (000)	$9,384	$5,116	$1,019	$334

Portfolio turnover rate	9%	34%	9%	34%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is greater than $(0.005) per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.37%	0.41%

[9]	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Period April 30, 2014[1] to December 31, 2014
Class I	2.29%	9.60%
Class III	2.46%	9.03%

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	9

Notes to Consolidated Financial Statements (Unaudited)	BlackRock iShares® Alternative Strategies V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock iShares® Alternative Strategies V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of BlackRock iShares® Alternative Strategies V.I. Fund – Cayman (the “Subsidiary”), which is a wholly owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of June 30, 2015 were $751,060, which is 7.2% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Fund’s financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from distributions. As such, any net gain will pass through to the Fund as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as affiliated investment companies in the Fund’s Schedule of Investments, and the value of the related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — affiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	11

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

As of June 30, 2015, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$2,253,470	$(2,253,470)	—
Credit Suisse Securities (USA) LLC	461,224	(461,224)	—

Total	$2,714,694	$(2,714,694)	—

[1]

Collateral with a value of $2,762,989 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.250%
$1 Billion - $3 Billion	0.240%
$3 Billion - $5 Billion	0.225%
$5 Billion - $10 Billion	0.220%
Greater than $10 Billion	0.210%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributable to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is included in fees reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended June 30, 2015, the amount reimbursed was $50.

For the six months ended June 30, 2015, the Fund reimbursed the Manager $10 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2015, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 0.75% for Class I and 1.00% for Class III. The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Directors. The amounts waived or reimbursed are included in fees waived by the Manager and expenses reimbursed by the Manager and shown as transfer agent fees reimbursed — class specific in the Consolidated Statement of Operations. For the six months ended June 30, 2015, the amount is shown as fees waived by the Manager on the Statement of Operations and the amount included in expenses reimbursed by the Manager was $45,699.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On June 30, 2015, the Fund level waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expires	Fund Level	Class I	Class III
12/31/2016	$89,728	$1,140	$24
12/31/2017	$55,334	$3,143	$212

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Consolidated Statement of Operations. For the six months ended June 30, 2015, the Fund paid BIM $3,530 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Consolidated Statement of Operations.

5. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments, excluding short-term securities, were $6,359,014 and $757,240, respectively.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	13

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the period ended December 31, 2014.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2015, inclusive of the open tax years and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$13,930,733

Gross unrealized appreciation	$5,547
Gross unrealized depreciation	(165,601)

Net unrealized depreciation	$(160,054)

7. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Fund did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund, through investment company investments, invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Consolidated Financial Statements (concluded)	BlackRock iShares® Alternative Strategies V.I. Fund

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2015		Period April 30, 2014[1] to December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	486,138	$5,102,063	522,021	$5,372,578
Shares issued in reinvestment of distributions	—	—	5,561	57,114
Shares redeemed	(81,706)	(851,377)	(26,255)	(268,110)

Net increase	404,432	$4,250,686	501,327	$5,161,582

Class III
Shares sold	72,531	$762,307	42,018	$436,785
Shares issued in reinvestment of distributions	—	—	387	3,967
Shares redeemed	(6,743)	(70,634)	(9,633)	(100,460)

Net increase	65,788	$691,673	32,772	$340,292

Total Net Increase	470,220	$4,942,359	534,099	$5,501,874

[1]	Commencement of operations

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	15

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock iShares® Dynamic Allocation V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2015	BlackRock iShares® Dynamic Allocation V.I. Fund

Investment Objective

BlackRock iShares® Dynamic Allocation V.I. Fund’s (the “Fund”) investment objective is to seek to provide total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the six months ended June 30, 2015, the Fund underperformed its blended benchmark (60% MSCI All Country World Income/40% Barclays U.S. Aggregate Bond Index).

What factors influenced performance?

•

The largest detractor from Fund performance was exposure to Canadian equities through the iShares MSCI Canada ETF. The second-largest detractor came from exposure to U.S. dollar denominated investment-grade corporate, sovereign, supranational, local authority and non-U.S. agency bonds through the iShares Core U.S. Credit Bond ETF.

•

The largest contributor to Fund performance was exposure to large- and mid-cap developed market equities (excluding the U.S. and Canada) through the iShares MSCI EAFE ETF. This was followed by exposure to small-cap U.S. equities through the iShares Russell 2000 ETF.

Describe recent portfolio activity.

•

During the six-month period, the Fund’s exposure to large- and mid-cap developed market equities (excluding the U.S. and Canada), and investment-grade mortgage-backed pass-through securities issued and/or guaranteed by U.S. government agencies, was raised by increasing allocations to the iShares MSCI EAFE ETF and iShares MBS ETF, respectively. At the same time, the Fund’s exposure to medium- and large-cap U.S. equities, and U.S. dollar-denominated investment-grade floating rate bonds with remaining maturities between one month and five years, was lowered by decreasing allocations within the iShares Russell 1000 ETF and iShares Floating Rate Bond ETFs, respectively.

Describe portfolio positioning at period end.

•	At period end, the Fund was invested in accordance with the quantitative model used to allocate its assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	41%
Fixed Income Funds	35
Short-Term Securities	23
Commodity Funds	1

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

BlackRock iShares® Dynamic Allocation V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track equity, fixed income and alternative indices.

[3]	A customized weighted index comprised of 60% MSCI All Country World Index and 40% Barclays U.S. Aggregate Bond Index.

[4]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[5]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[6]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2015
		Average Annual Total Returns
	6-Month Total Returns[8]	1 Year[8]	Since Inception[8,9]
Class I7	1.10%	(0.31)%	2.04%
Class III[7]	1.10	(0.43)	1.85
60% MSCI All Country World Index / 40% Barclays U.S. Aggregate Bond Index	1.63	1.27	3.60
MSCI All Country World Index	2.66	0.71	4.09
Barclays U.S. Aggregate Bond Index	(0.10)	1.86	2.63

[7]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[8]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[9]	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[11]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[10]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[10]	Annualized Expense Ratio
Class I	$1,000.00	$1,011.00	$3.79	$1,000.00	$1,021.03	$3.81	0.76%
Class III	$1,000.00	$1,011.00	$5.04	$1,000.00	$1,019.79	$5.06	1.01%

[10]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[11]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	3

Disclosure of Expenses	BlackRock iShares® Dynamic Allocation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Consolidated Schedule of Investments June 30, 2015 (Unaudited)	BlackRock iShares® Dynamic Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Commodity Funds — 1.3%
iShares Commodities Select Strategy ETF	2,108	$83,203
iShares Gold Trust (b)(c)	6,116	69,355
iShares Silver Trust (b)(c)	1,853	27,851

		180,409

Equity Funds — 54.9%
iShares Core MSCI Emerging Markets ETF (d)	21,887	1,051,451
iShares International Developed Real Estate ETF	4,681	139,213
iShares International Select Dividend ETF	21,321	689,308
iShares Micro-Cap ETF (d)	5,127	418,004
iShares MSCI All Country World Minimum Volatility ETF	5,214	362,582
iShares MSCI Canada ETF	16,540	441,122
iShares MSCI EAFE ETF	19,364	1,229,420
iShares MSCI EAFE Small-Cap ETF	5,970	304,589
iShares MSCI Frontier 100 ETF	4,899	143,394
iShares Russell 1000 ETF	13,622	1,580,697
iShares Russell 2000 ETF	8,332	1,040,333
iShares S&P 100 ETF	1,524	138,440
iShares U.S. Real Estate ETF	370	26,381

		7,564,934

Fixed Income Funds — 46.4%
iShares Agency Bond ETF (d)	7,559	855,528

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds (concluded)
iShares CMBS ETF	1,077	$55,379
iShares Core U.S. Credit Bond ETF	10,321	1,120,551
iShares Core U.S. Treasury Bond ETF (d)	36,897	923,163
iShares iBoxx $ High Yield Corporate Bond ETF (d)	12,747	1,131,934
iShares JPMorgan USD Emerging Markets Bond ETF (d)	3,740	411,101
iShares MBS ETF	13,372	1,452,467
iShares TIPS Bond ETF	1,529	171,324
iShares U.S. Preferred Stock ETF (d)	7,225	283,003

		6,404,450

Short-Term Securities — 31.3%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (e)	166,526	166,526
BlackRock Liquidity Series, LLC, Money Market Series, 0.23% (e)(f)	$4,155,827	4,155,827

		4,322,353

Total Affiliated Investment Companies (Cost — $18,614,726) — 133.9%		18,472,146
Liabilities in Excess of Other Assets — (33.9)%		(4,681,225)

Net Assets — 100.0%		$13,790,921

Portfolio Abbreviation
ETF	Exchange Traded Fund

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	5

Consolidated Schedule of Investments (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2015	Value at June 30, 2015	Income		Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	43,537	122,989	[1]	—	166,526	166,526	$84		—
BlackRock Liquidity Series, LLC, Money Market Series	$123,622	$4,032,205	[2]	—	$4,155,827	$4,155,827	$5,911	[3]	—
iShares Agency Bond ETF	3,180	4,379		—	7,559	$855,528	$2,572		—
iShares CMBS ETF	—	1,077		—	1,077	$55,379	$182		—
iShares Commodities Select Strategy ETF	—	2,108		—	2,108	$83,203	$466		—
iShares Core MSCI Emerging Markets ETF	9,379	12,508		—	21,887	$1,051,451	$9,630		—
iShares Core U.S. Credit Bond ETF	3,263	7,058		—	10,321	$1,120,551	$6,026		—
iShares Core U.S. Treasury Bond ETF	19,529	26,129		8,761	36,897	$923,163	$2,891		$(3,828)
iShares Floating Rate Bond ETF	2,706	437		3,143	—	—	$109		$(169)
iShares Gold Trust	5,216	4,180		3,280	6,116	$69,355	—		$(1,068)
iShares iBoxx $ High Yield Corporate Bond ETF	5,422	7,425		100	12,747	$1,131,934	$13,992		$(430)
iShares International Developed Real Estate ETF	—	4,681		—	4,681	$139,213	$2,247		—
iShares International Select Dividend ETF	8,895	12,426		—	21,321	$689,308	$10,452		$3,021
iShares JPMorgan USD Emerging Markets Bond ETF	1,514	2,226		—	3,740	$411,101	$4,108		—
iShares MBS ETF	4,873	8,590		91	13,372	$1,452,467	$5,313		$(183)
iShares Micro-Cap ETF	768	4,359		—	5,127	$418,004	$234		—
iShares MSCI All Country World Minimum Volatility ETF	2,417	3,169		372	5,214	$362,582	$3,768		$455
iShares MSCI Canada ETF	4,739	11,801		—	16,540	$441,122	$2,706		—
iShares MSCI EAFE ETF	7,211	12,153		—	19,364	$1,229,420	$19,527		—
iShares MSCI EAFE Small-Cap ETF	3,893	4,802		2,725	5,970	$304,589	$5,130		$(5,668)
iShares MSCI Frontier 100 ETF	2,046	2,853		—	4,899	$143,394	—		$2,858
iShares Russell 1000 ETF	7,498	8,105		1,981	13,622	$1,580,697	$4,479		$(4,471)
iShares Russell 2000 ETF	3,919	4,693		280	8,332	$1,040,333	$1,909		$(5)
iShares S&P 100 ETF	1,322	918		716	1,524	$138,440	$1,520		$(611)
iShares Silver Trust	—	1,853		—	1,853	$27,851	—		—
iShares TIPS Bond ETF	544	985		—	1,529	$171,324	—		—
iShares U.S. Preferred Stock ETF	3,051	4,174		—	7,225	$283,003	$3,560		—
iShares U.S. Real Estate ETF	619	459		708	370	$26,381	$882		$1,824

[1]	Represents net shares purchased.

[2]	Represents net beneficial interest purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(b)	Non-income producing security.

(c)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary. (d) Security, or a portion of security, is on loan.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

See Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Consolidated Schedule of Investments (concluded)	BlackRock iShares® Dynamic Allocation V.I. Fund

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Consolidated Financial Statements.

As of June 30, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$14,316,319	$4,155,827	—	$18,472,146

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$27,404	—	—	$27,404
Liabilities:
Collateral on securities loaned at value	—	$(4,155,827)	—	(4,155,827)

Total	$27,404	$(4,155,827)	—	$(4,128,423)

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	7

Consolidated Statement of Assets and Liabilities

June 30, 2015 (Unaudited)	BlackRock iShares® Dynamic Allocation V.I. Fund

Assets
Investments at value — affiliated (including securities loaned at value of $4,062,267) (cost — $18,614,726)	$18,472,146
Cash	27,404
Receivables:
Investments sold	448,812
Capital shares sold	153,421
Dividends — affiliated	43,665
From the Manager	8,633
Securities lending income — affiliated	2,436
Prepaid expenses	338

Total assets	19,156,855

Liabilities
Collateral on securities loaned at value	4,155,827
Payables:
Investments purchased	658,137
Capital shares redeemed	509,979
Officer’s and Directors’ fees	569
Distribution fees	86
Other accrued expenses payable	41,336

Total liabilities	5,365,934

Net Assets	$13,790,921

Net Assets Consist of
Paid-in capital	$13,885,480
Undistributed net investment income	76,161
Accumulated net realized loss	(28,140)
Net unrealized appreciation (depreciation)	(142,580)

Net Assets	$13,790,921

Net Asset Value
Class I — Based on net assets of $13,170,349 and 1,300,283 shares outstanding, 100 million shares authorized, $0.10 par value	$10.13

Class III — Based on net assets of $620,572 and 61,332 shares outstanding, 100 million shares authorized, $0.10 par value	$10.12

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Consolidated Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)	BlackRock iShares® Dynamic Allocation V.I. Fund

Investment Income
Dividends — affiliated	$101,787
Securities lending — affiliated — net	5,911

Total income	107,698

Expenses
Professional	49,796
Offering	11,466
Printing	8,820
Investment advisory	6,235
Custodian	4,426
Transfer agent — Class I	4,239
Transfer agent — Class III	20
Accounting services	2,844
Transfer agent	2,721
Officer and Directors	2,707
Distribution — Class III	285
Registration	72
Miscellaneous	1,756

Total expenses	95,387
Less fees waived by the Manager	(6,235)
Less transfer agent fees reimbursed — Class I	(4,227)
Less transfer agent fees reimbursed — Class III	(19)
Less expenses reimbursed by the Manager	(53,199)

Total expenses after fees waived and reimbursed	31,707

Net investment income	75,991

Realized and Unrealized Loss
Net realized loss on investments — affiliated	(8,275)
Net change in unrealized appreciation (depreciation) on investments — affiliated	(93,517)

Net realized and unrealized loss	(101,792)

Net Decrease in Net Assets Resulting from Operations	$(25,801)

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	9

Consolidated Statement of Changes in Net Assets	BlackRock iShares® Dynamic Allocation V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Period April 30, 2014[1] to December 31,2014

Operations
Net investment income	$75,991	$58,115
Net realized loss	(8,275)	(15,951)
Net change in unrealized appreciation (depreciation)	(93,517)	(49,063)

Net decrease in net assets resulting from operations	(25,801)	(6,899)

Distributions to Shareholders From[2]
Net investment income:
Class I	—	(56,486)
Class III	—	(165)
Net realized gain:
Class I	—	(8,094)
Class III	—	(26)

Decrease in net assets resulting from distributions to shareholders	—	(64,771)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	7,704,550	6,183,842

Net Assets
Total increase in net assets	7,678,749	6,112,172
Beginning of period	6,112,172	—

End of period	$13,790,921	$6,112,172

Undistributed net investment income, end of period	$76,161	$170

[1]	Commencement of operations.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Consolidated Financial Highlights	BlackRock iShares® Dynamic Allocation V.I. Fund

	Class I		Class III
	Six Months Ended June 30, 2015 (Unaudited)	Period April 30, 2014[1] to December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Period April 30, 2014[1] to December 31, 2014

Per Share Operating Performance
Net asset value, beginning of period	$10.02	$10.00	$10.01	$10.00

Net investment income[2]	0.09	0.20	0.10	0.17
Net realized and unrealized gain (loss)	0.02	(0.07)	0.01	(0.06)

Net increase from investment operations	0.11	0.13	0.11	0.11

Distributions from:[3]
Net investment income	—	(0.10)	—	(0.09)
Net realized capital gains	—	(0.01)	—	(0.01)

Total distributions	—	(0.11)	—	(0.10)

Net asset value, end of period	$10.13	$10.02	$10.12	$10.01

Total Return[4,5]
Based on net asset value	1.10%	1.27%	1.10%	1.05%

Ratios to Average Net Assets[6,7]
Total expenses[8]	2.16%	6.47%	2.14%	8.32%

Total expenses after fees waived and reimbursed	0.76%	0.75%	1.01%	1.00%

Net investment income	1.83%	2.85%	1.84%	2.54%

Supplemental Data
Net assets, end of period (000)	$13,170	$6,092	$621	$20

Portfolio turnover	11%	25%	11%	25%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.28%	0.27%

[8]	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Period April 30, 2014[1] to December 31, 2014
Class I	2.30%	7.00%
Class III	2.24%	9.13%

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	11

Notes to Consolidated Financial Statements (Unaudited)	BlackRock iShares® Dynamic Allocation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock iShares® Dynamic Allocation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of BlackRock iShares® Dynamic Allocation V.I. Fund — Cayman (the “Subsidiary”), which is a wholly owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of June 30, 2015 were $97,021, which is 0.7% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Fund’s financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from distributions. As such, any net gain will pass through to the Fund as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as affiliated investment companies in the Fund’s Schedule of Investments, and the value of the related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — affiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	13

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

As of June 30, 2015, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$281,172	$(281,172)	—
Credit Suisse Securities (USA) LLC	1,309,175	(1,309,175)	—
JP Morgan Securities LLC	2,471,920	(2,471,920)	—
Total	$4,062,267	$(4,062,267)	—

[1]

Collateral with a value of $4,155,827 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.150%
$1 Billion - $3 Billion	0.140%
$3 Billion - $5 Billion	0.135%
Greater than $5 Billion	0.130%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributable to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is included in fees reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended June 30, 2015, the amount reimbursed was $63.

For the six months ended June 30, 2015, the Fund reimbursed the Manager $16 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2015, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 0.75% for Class I and 1.00% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors. The amounts waived or reimbursed are included in fees waived by the Manager and expenses reimbursed by the Manager and shown as transfer agent fees reimbursed — class specific in the Consolidated Statement of Operations. For the six months ended June 30, 2015, the amount is shown as fees waived by the Manager on the Consolidated Statement of Operations and the amount included in expenses reimbursed by the Manager was $53,136.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On June 30, 2015, the Fund level waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expires	Fund Level	Class I	Class III
12/31/2016	$91,762	$2,453	—
12/31/2017	$59,371	$4,227	$19

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Consolidated Statement of Operations. For the six months ended June 30, 2015, the Fund paid BIM $1,478 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Consolidated Statement of Operations.

5. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments, excluding short-term securities, were $9,182,277 and $985,672, respectively.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	15

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the period ended December 31, 2014.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2015, inclusive of the open tax return years and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$18,626,168

Gross unrealized appreciation	$100,087
Gross unrealized depreciation	(254,109)

Net unrealized depreciation	$(154,022)

7. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Fund did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2015		Period April 30, 2014[1] to December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	752,601	$7,710,991	618,727	$6,271,365
Shares issued in reinvestment of distributions	—	—	5,896	59,320
Shares redeemed	(60,427)	(612,613)	(16,514)	(167,120)

Net increase	692,174	$7,098,378	608,109	$6,163,565

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Consolidated Financial Statements (concluded)	BlackRock iShares® Dynamic Allocation V.I. Fund

	Six Months Ended June 30, 2015		Period April 30, 2014[1] to December 31, 2014
	Shares	Amount	Shares	Amount
Class III
Shares sold	60,744	$620,658	2,007	$20,206
Shares issued in reinvestment of distributions	—	—	10	96
Shares redeemed	(1,426)	(14,486)	(3)	(25)

Net increase	59,318	$606,172	2,014	$20,277

Total Net Increase	751,492	$7,704,550	610,123	$6,183,842

[1]	Commencement of operations.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	17

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶    BlackRock iShares® Dynamic Fixed Income V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2015	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Investment Objective

BlackRock iShares® Dynamic Fixed Income V.I. Fund’s (the “Fund”) investment objective is to seek to provide total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the six months ended June 30, 2015, the Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•

The largest detractor from Fund performance was exposure to U.S. dollar denominated investment-grade corporate, sovereign, supranational, local authority and non-U.S. agency bonds through the iShares Core U.S. Credit Bond ETF. The next-largest detractor was exposure to investment-grade mortgage-backed pass-through securities issued and/or guaranteed by U.S. government agencies through the iShares MBS ETF.

•

The largest contributor to Fund performance was exposure to U.S. dollar-denominated high yield corporate bonds through the iShares iBoxx $ High Yield Corporate Bond ETF. This was followed by exposure to the Barclays U.S. Agency Bond Index through the iShares Agency Bond ETF.

Describe recent portfolio activity.

•

During the six-month period, the Fund’s exposure to investment-grade mortgage-backed pass-through securities issued and/or guaranteed by U.S. government agencies and inflation-protected U.S. Treasury bonds was raised by increasing allocation to the iShares MBS and iShares TIPS Bond ETFs, respectively. At the same time, the Fund’s exposure to U.S. dollar-denominated investment-grade floating rate bonds with remaining maturities between one month and five years was lowered by decreasing the Fund’s allocation in the iShares Floating Rate Bond ETF.

Describe portfolio positioning at period end.

•	At period end, the Fund was invested in accordance with the quantitative model used to allocate its assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	74%
Short-Term Securities	26

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

BlackRock iShares® Dynamic Fixed Income V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track fixed income indices.

[3]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[4]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2015

		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	Since Inception[6,7]
Class I5	(0.40)%	0.09%	0.77%
Class III[5]	(0.40)	(0.07)	0.54
Barclays U.S. Aggregate Bond Index	(0.10)	1.86	2.63

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$996.00	$3.76	$1,000.00	$1,021.03	$3.81	0.76%
Class III	$1,000.00	$996.00	$5.00	$1,000.00	$1,019.79	$5.06	1.01%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	3

Disclosure of Expenses	BlackRock iShares Dynamic Fixed Income V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK FUNDS II	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock iShares® Dynamic Fixed Income V.I. Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Fixed Income Funds — 107.1%
iShares Agency Bond ETF (b)	10,295	$1,165,188
iShares CMBS ETF	1,489	76,564
iShares Core U.S. Credit Bond ETF	14,234	1,545,385
iShares Core U.S. Treasury Bond ETF (b)	49,875	1,247,873
iShares iBoxx $ High Yield Corporate Bond ETF (b)	17,397	1,544,854
iShares MBS ETF	18,170	1,973,625
iShares TIPS Bond ETF	2,070	231,944

		7,785,433

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Short-Term Securities — 36.9%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (c)	75,907	$75,907
BlackRock Liquidity Series, LLC, Money Market Series, 0.23% (c)(d)	$2,602,251	2,602,251

		2,678,158

Total Affiliated Investment Companies (Cost — $10,548,643) — 144.0%		10,463,591
Liabilities in Excess of Other Assets — (44.0)%		(3,195,061)

Net Assets — 100.0%		$7,268,530

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares Sold	Shares/ Beneficial Interest Held at June 30, 2015	Value at June 30, 2015	Income		Realized Loss
BlackRock Liquidity Funds, TempFund, Institutional Class	—	75,907	[1]	—	75,907	$75,907	$43		—
BlackRock Liquidity Series, LLC, Money Market Series	—	$2,602,251	[2]	—	$2,602,251	$2,602,251	$2,944	[3]	—
iShares Agency Bond ETF	4,901	5,760		366	10,295	$1,165,188	$4,510		$(155)
iShares CMBS ETF	730	759		—	1,489	$76,564	$516		—
iShares Core U.S. Credit Bond ETF	4,715	10,047		528	14,234	$1,545,385	$10,408		$(456)
iShares Core U.S. Treasury Bond ETF	29,399	35,744		15,268	49,875	$1,247,873	$5,044		$(7,432)
iShares Floating Rate Bond ETF	3,844	1,542		5,386	—	—	$169		$(261)
iShares iBoxx $ High Yield Corporate Bond ETF	8,246	9,887		736	17,397	$1,544,854	$24,585		$(2,907)
iShares MBS ETF	7,365	11,433		628	18,170	$1,973,625	$9,454		$(48)
iShares TIPS Bond ETF	910	1,160		—	2,070	$231,944	—		—

[1]	Represents net shares purchased.

[2]	Represents net beneficial interest purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Portfolio Abbreviation
ETF	Exchanged Traded Fund

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	5

Schedule of Investments (concluded)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$7,861,340	2,602,251	—	$10,463,591

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$24,582	—	—	$24,582
Liabilities:
Collateral on securities loaned at value	—	$(2,602,251)	—	(2,602,251)

Total	$24,582	(2,602,251)	—	$(2,577,669)

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Assets
Investments at value — affiliated (including securities loaned at value of $2,543,934)(cost — $10,548,643)	$10,463,591
Cash	24,582
Receivables:
Investments sold	315,409
Securities lending income — affiliated	2,111
Capital shares sold	2,104
From the Manager	4,505
Dividends — affiliated	8
Prepaid expenses	335

Total assets	10,812,645

Liabilities
Collateral on securities loaned at value	2,602,251
Payables:
Capital shares redeemed	500,530
Investments purchased	400,563
Officer’s and Directors’ fees	605
Distribution fees	58
Other affiliates	2
Other accrued expenses payable	40,106

Total liabilities	3,544,115

Net Assets	$7,268,530

Net Assets Consist of
Paid-in capital	$7,337,206
Undistributed net investment income	36,175
Accumulated net realized loss	(19,799)
Net unrealized appreciation (depreciation)	(85,052)

Net Assets	$7,268,530

Net Asset Value
Class I — Based on net assets of $6,928,285 and 691,927 shares outstanding, 100 million shares authorized, $0.10 par value	$10.01

Class III — Based on net assets of $340,245 and 34,075 shares outstanding, 100 million shares authorized, $0.10 par value	$9.99

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	7

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Investment Income
Dividends — affiliated	$54,729
Securities lending — affiliated — net	2,944

Total income	57,673

Expenses
Professional	27,391
Printing	7,550
Offering	7,194
Investment advisory	4,212
Transfer agent	2,721
Officer and Directors	2,709
Accounting services	2,669
Custodian	2,652
Transfer agent — Class I	1,877
Transfer agent — Class III	33
Distribution — Class III	211
Miscellaneous	1,433

Total expenses	60,652
Less fees waived by the Manager	(4,212)
Less transfer agent fees reimbursed — Class I	(1,868)
Less transfer agent fees reimbursed — Class III	(32)
Less expenses reimbursed by the Manager	(33,026)

Total expenses after fees waived and reimbursed	21,514

Net investment income	36,159

Realized and Unrealized Gain (Loss)
Net realized loss on investments — affiliated	(11,259)
Net change in unrealized appreciation (depreciation) on investments — affiliated	(88,481)

Net realized and unrealized loss	(99,740)

Net Decrease in Net Assets Resulting from Operations	$(63,581)

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Statement of Changes in Net Assets	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Period April 30, 2014[1] to December 31,2014

Operations
Net investment income	$36,159	$26,458
Net realized loss	(11,259)	(7,974)
Net change in unrealized appreciation (depreciation)	(88,481)	3,429

Net increase (decrease) in net assets resulting from operations	(63,581)	21,913

Distributions to Shareholders From[2]
Net investment income:
Class I	—	(28,139)
Class III	—	(549)
Net realized gain:
Class I	—	(554)
Class III	—	(12)
Return of capital:
Class I	—	(241)
Class III	—	(5)

Decrease in net assets resulting from distributions to shareholders	—	(29,500)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	3,630,241	3,709,457

Net Assets
Total increase in net assets	3,566,660	3,701,870
Beginning of period	3,701,870	—

End of period	$7,268,530	$3,701,870

Undistributed net investment income, end of period	$36,175	$16

[1]	Commencement of operations.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	9

Financial Highlights	BlackRock iShares® Dynamic Fixed Income V.I. Fund

	Class I		Class III
	Six Months Ended June 30, 2015 (Unaudited)	Period April 30, 2014[1] to December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Period April 30, 2014[1] to December 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$10.05	$10.00	$10.03	$10.00

Net investment income[2]	0.07	0.12	0.06	0.14
Net realized and unrealized gain (loss)	(0.11)	0.01	(0.10)	(0.04)

Net increase (decrease) from investment operations	(0.04)	0.13	(0.04)	0.10

Distributions from:[3]
Net investment income	—	(0.08)	—	(0.07)
Net realized capital gains	—	(0.00)[4]	—	(0.00)[4]
Return of capital	—	(0.00)[4]	—	(0.00)[4]

Total distributions	—	(0.08)	—	(0.07)

Net asset value, end of period	$10.01	$10.05	$9.99	$10.03

Total Return[5,6]
Based on net asset value	(0.40)%	1.30%	(0.40)%	1.03%

Ratios to Average Net Assets[7,8]
Total expenses[9]	2.03%	7.16%	2.14%	8.57%

Total expenses after fees waived and reimbursed	0.76%	0.75%	1.01%	1.00%

Net investment income	1.29%	1.83%	1.15%	1.98%

Supplemental Data
Net assets, end of period (000)	$6,928	$3,624	$340	$78

Portfolio turnover rate	16%	61%	16%	61%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.26%	0.25%

[9]	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Period April 30, 2014[1] to December 31, 2014
Class I	2.16%	7.71%
Class III	2.25%	8.93%

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (Unaudited)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock iShares® Dynamic Fixed Income V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	11

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as affiliated investment companies in the Fund’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — affiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of June 30, 2015, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc	$5,239	$(5,239)	—
Credit Suisse Securities (USA) LLC	$1,419,557	$(1,419,557)	—
JP Morgan Securities LLC	1,119,138	(1,119,138)	—

Total	$2,543,934	$(2,543,934)	—

[1]

Collateral with a value of $2,602,251 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.150%
$1 Billion - $3 Billion	0.140%
$3 Billion - $5 Billion	0.135%
Greater than $5 Billion	0.130%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributable to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is included in fees reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2015, the amount reimbursed was $35.

For the six months ended June 30, 2015, the Fund reimbursed the Manager $10 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2015, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 0.75% for Class I and 1.00% for Class III. The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors. The amounts waived or reimbursed are included in fees waived by the Manager and expenses reimbursed by the Manager and shown as transfer agent fees reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2015, the amount is shown as fees waived by the Manager on the Statement of Operations and the amount included in expenses reimbursed by the Manager was $32,991.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	13

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

On June 30, 2015, the Fund level waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expires	Fund Level	Class I	Class III
12/31/2016	$75,070	$1,455	—
12/31/2017	$37,203	$1,868	$32

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2015, the Fund paid BIM $736 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

5. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments, excluding short-term securities, were $5,079,978 and $893,235, respectively.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the period ended December 31, 2014.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2015, inclusive of the open tax returns years and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$10,556,867

Gross unrealized appreciation	$634
Gross unrealized depreciation	(93,910)

Net unrealized depreciation	$(93,276)

7. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06%

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (concluded)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 30, 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Fund did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2015		Period April 30, 2014[1] to December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	414,373	$4,201,858	472,288	$4,754,105
Shares issued in reinvestment of distributions	—	—	2,490	25,027
Shares redeemed	(83,228)	(837,839)	(113,996)	(1,147,697)

Net increase	331,145	$3,364,019	360,782	$3,631,435

Class III
Shares sold	29,398	$297,076	7,705	$77,639
Shares issued in reinvestment of distributions	—	—	49	492
Shares redeemed	(3,066)	(30,854)	(11)	(109)

Net increase	26,332	$266,222	7,743	$78,022

Total Net Increase	357,477	$3,630,241	368,525	$3,709,457

[1]	Commencement of operations.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	15

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock iShares® Equity Appreciation V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2015	BlackRock iShares® Equity Appreciation V.I. Fund

Investment Objective

BlackRock iShares® Equity Appreciation V.I. Fund’s (the “Fund”) investment objective is to seek to provide growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the six months ended June 30, 2015, the Fund underperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

•

The largest detractor from Fund performance was exposure to Canadian equities through the iShares MSCI Canada ETF. The second-largest detractor was exposure to the Dow Jones EPAC Select Dividend Index through the iShares International Select Dividend ETF.

•

The largest contributor to Fund performance was exposure to large- and mid-cap developed market equities (excluding the U.S. and Canada) through the iShares MSCI EAFE ETF. This was followed by exposure to small-cap U.S. equities through the iShares Russell 2000 ETF.

Describe recent portfolio activity.

•

During the six-month period, the Fund’s exposure to large- and mid-cap developed market equities (excluding the U.S. and Canada) and microcap U.S. equities was raised by increasing allocation to the iShares MSCI EAFE ETF and iShares Micro-Cap ETF, respectively. At the same time, the Fund’s exposure to mid- and large-cap U.S. equities was lowered by decreasing the Fund’s allocation to the iShares Russell 1000 ETF.

Describe portfolio positioning at period end.

•	At period end, the Fund was invested in accordance with the quantitative model used to allocate its assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	87%
Short-Term Securities	13

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

BlackRock iShares® Equity Appreciation V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track equity indices.

[3]

This unmanaged index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[4]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2015

		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	Since Inception[6,7]
Class I5	2.32%	(1.54)%	2.30%
Class III[5]	2.22	(1.75)	2.03
MSCI All Country World Index	2.66	0.71	4.09

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,023.20	$3.81	$1,000.00	$1,021.03	$3.81	0.76%
Class III	$1,000.00	$1,022.20	$5.06	$1,000.00	$1,019.79	$5.06	1.01%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See	“Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	3

Disclosure of Expenses	BlackRock iShares® Equity Appreciation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock iShares® Equity Appreciation V.I. Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Equity Funds — 107.0%
iShares Core MSCI Emerging Markets ETF (b)	24,737	$1,188,365
iShares International Select Dividend ETF	24,006	776,114
iShares Micro-Cap ETF (b)	6,064	494,398
iShares MSCI Canada ETF	18,927	504,783
iShares MSCI EAFE ETF	21,783	1,383,003
iShares MSCI EAFE Small-Cap ETF	6,117	312,089
iShares MSCI Frontier 100 ETF	5,591	163,649
iShares Russell 1000 ETF	14,905	1,729,576
iShares Russell 2000 ETF	9,414	1,175,432
iShares S&P 100 ETF	1,732	157,335

		7,884,744

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Short-Term Securities — 16.0%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (c)	76,567	$76,567
BlackRock Liquidity Series, LLC, Money Market Series, 0.23% (c)(d)	$1,102,956	1,102,956

		1,179,523

Total Affiliated Investment Companies (Cost — $9,111,369) — 123.0%		9,064,267
Liabilities in Excess of Other Assets — (23.0)%		(1,696,521)

Net Assets — 100.0%		$7,367,746

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2015	Value at June 30, 2015	Income		Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	74,281	2,286	[1]	—	76,567	$76,567	$38		—
BlackRock Liquidity Series, LLC, Money Market Series	—	$1,102,956	[2]	—	$1,102,956	$1,102,956	$3,323	[3]	—
iShares Core MSCI Emerging Markets ETF	12,062	13,354		679	24,737	$1,188,365	$10,939		$(1,777)
iShares International Select Dividend ETF	11,016	14,003		1,013	24,006	$776,114	$11,839		$(675)
iShares Micro-Cap ETF	960	5,153		49	6,064	$494,398	$306		$(62)
iShares MSCI Canada ETF	6,415	12,797		285	18,927	$504,783	$3,084		$(1,075)
iShares MSCI EAFE ETF	9,279	13,179		675	21,783	$1,383,003	$22,073		$(1,027)
iShares MSCI EAFE Small-Cap ETF	4,824	5,336		4,043	6,117	$312,089	$5,811		$(5,019)
iShares MSCI Frontier 100 ETF	2,476	3,173		58	5,591	$163,649	—		$2,734
iShares Russell 1000 ETF	9,221	9,339		3,655	14,905	$1,729,576	$5,726		$(7,879)
iShares Russell 2000 ETF	4,684	5,063		333	9,414	$1,175,432	$2,292		$(962)
iShares S&P 100 ETF	856	894		18	1,732	$157,335	$1,328		$(1)

[1]	Represents net shares purchased.

[2]	Represents net beneficial interest purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Portfolio Abbreviation

ETF	Exchange Traded Fund

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	5

Schedule of Investments (concluded)	BlackRock iShares® Equity Appreciation V.I. Fund

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 – unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$7,961,311	$1,102,956	—	$9,064,267

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$16,261	—	—	$16,261
Liabilities:
Collateral on securities loaned at value	—	$(1,102,956)	—	(1,102,956)

Total	$16,261	$(1,102,956)	—	$(1,086,695)

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)	BlackRock iShares® Equity Appreciation V.I. Fund

Assets
Investments at value — affiliated (including securities loaned at value of $1,092,085)(cost — $9,111,369)	$9,064,267
Cash	16,261
Receivables:
Investments sold	428,143
Dividends — affiliated	45,150
Capital shares sold	10,809
From the Manager	4,703
Securities lending income — affiliated	935
Prepaid expenses	336

Total assets	9,570,604

Liabilities
Collateral on securities loaned at value	1,102,956
Payables:
Investments purchased	550,134
Capital shares redeemed	512,334
Officer’s and Directors’ fees	595
Distribution fees	45
Other affiliates	2
Other accrued expenses payable	36,792

Total liabilities	2,202,858

Net Assets	$7,367,746

Net Assets Consist of
Paid-in capital	$7,402,902
Undistributed net investment income	46,574
Accumulated net realized loss	(34,628)
Net unrealized appreciation (depreciation)	(47,102)

Net Assets	$7,367,746

Net Asset Value
Class I — Based on net assets of $7,141,859 and 702,713 shares outstanding, 100 million shares authorized, $0.10 par value	$10.16

Class III — Based on net assets of $225,887 and 22,267 shares outstanding, 100 million shares authorized, $0.10 par value	$10.14

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	7

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)	BlackRock iShares® Equity Appreciation V.I. Fund

Investment Income
Dividends — affiliated	$63,436
Securities lending — affiliated — net	3,323

Total income	66,759

Expenses
Professional	25,472
Offering	7,241
Printing	6,856
Investment advisory	4,027
Transfer agent	2,721
Officer and Directors	2,709
Accounting services	2,665
Transfer agent — Class I	2,488
Transfer agent — Class III	16
Custodian	1,657
Distribution — Class III	143
Registration	44
Miscellaneous	1,377

Total expenses	57,416
Less fees waived by the Manager	(4,027)
Less transfer agent fees reimbursed — Class I	(2,476)
Less transfer agent fees reimbursed — Class III	(15)
Less expenses reimbursed by the Manager	(30,374)

Total expenses after fees waived and reimbursed	20,524

Net investment income	46,235

Realized and Unrealized Gain (Loss}
Net realized loss on investments — affiliated	(15,743)
Net change in unrealized appreciation (depreciation) on investments — affiliated	14,501

Net realized and unrealized loss	(1,242)

Net Increase in Net Assets Resulting from Operations	$44,993

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Statement of Changes in Net Assets	BlackRock iShares® Equity Appreciation V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Period April 30, 2014[1] to December 31, 2014

Operations
Net investment income	$46,235	$38,149
Net realized loss	(15,743)	(18,885)
Net change in unrealized appreciation (depreciation)	14,501	(61,603)

Net increase (decrease) in net assets resulting from operations	44,993	(42,339)

Distributions to Shareholders From[2]
Net investment income:
Class I	—	(39,659)
Class III	—	(215)

Decrease in net assets resulting from distributions to shareholders	—	(39,874)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	3,551,754	3,853,212

Net Assets
Total increase in net assets	3,596,747	3,770,999
Beginning of period	3,770,999	—

End of period	$7,367,746	$3,770,999

Undistributed net investment income, end of period	$46,574	$339

[1]	Commencement of operations.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	9

Financial Highlights	BlackRock iShares® Equity Appreciation V.I. Fund

	Class I		Class III
	Six Months Ended June 30, 2015 (Unaudited)	Period April 30, 2014[1] to December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Period April 30, 2014[1] to December 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$9.93	$10.00	$9.92	$10.00

Net investment income[2]	0.09	0.21	0.11	0.21
Net realized and unrealized gain (loss)	0.14	(0.17)	0.11	(0.19)

Net increase from investment operations	0.23	0.04	0.22	0.02

Distributions from:[3]
Net investment income	—	(0.11)	—	(0.10)

Net asset value, end of period	$10.16	$9.93	$10.14	$9.92

Total Return[4,5]
Based on net asset value	2.32%	0.37%	2.22%	0.16%

Ratios to Average Net Assets[6,7]
Total expenses[8]	2.00%	7.84%	1.98%	10.67%

Total expenses after fees waived and reimbursed	0.76%	0.75%	1.01%	1.00%

Net investment income	1.71%	3.04%	2.20%	3.01%

Supplemental Data
Net assets, end of period (000)	$7,142	$3,749	$226	$22

Portfolio turnover rate	15%	16%	15%	16%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.29%	0.27%

[8]	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Period April 30, 2014[1] to December 31, 2014
Class I	2.14%	8.47%
Class III	2.08%	11.83%

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (Unaudited)	BlackRock iShares® Equity Appreciation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock iShares® Equity Appreciation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	11

Notes to Financial Statements (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as affiliated investment companies in the Fund’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — affiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of June 30, 2015, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$ 177,980	$ (177,980)	—
JP Morgan Securities LLC	914,105	(914,105)	—

Total	$1,092,085	$(1,092,085)	—

[1]

Collateral with a value of $1,102,956 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.150%
$1 Billion - $3 Billion	0.140%
$3 Billion - $5 Billion	0.135%
Greater than $5 Billion	0.130%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributable to the Fund’s investment in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is included in fees reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2015, the amount reimbursed was $38.

For the six months ended June 30, 2015, the Fund reimbursed the Manager $10 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2015, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 0.75% for Class I and 1.00% for Class III. The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors. The amounts waived or reimbursed are included in fees waived by the Manager and expenses reimbursed by the Manager and shown as transfer agent fees reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2015, the amount is shown as fees waived by the Manager on the Statement of Operations and the amount included in expenses reimbursed by the Manager was $30,336.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	13

Notes to Financial Statements (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

On June 30, 2015, the Fund level waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expires	Fund Level	Class I	Class III
12/31/2016	$72,150	$1,138	—
12/31/2017	$34,363	$2,476	$15

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2015, the Fund paid BIM $831 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

5. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments, excluding short-term securities, were $4,937,658 and $803,659, respectively.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the period ended December 31, 2014.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2015, inclusive of the open tax return years and does not believe there are any uncertain tax positions that require recognition of a tax liability in the financial statements.

As of December 31, 2014, the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $3,349.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$9,126,856

Gross unrealized appreciation	$147,903
Gross unrealized depreciation	(210,492)

Net unrealized depreciation	$(62,589)

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

7. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Fund did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2015		Period April 30, 2014[1] to December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	398,853	$4,096,337	376,194	$3,818,393
Shares issued in reinvestment of distributions	—	—	3,444	34,407
Shares redeemed	(73,532)	(751,495)	(2,246)	(22,186)

Net increase	325,321	$3,344,842	377,392	$3,830,614

Class III
Shares sold	21,071	$217,581	2,240	$22,501
Shares issued in reinvestment of distributions	—	—	12	119
Shares redeemed	(1,054)	(10,669)	(2)	(22)

Net increase	20,017	$206,912	2,250	$22,598

Total Net Increase	345,338	$3,551,754	379,642	$3,853,212

[1]	Commencement of operations.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	15

Notes to Financial Statements (concluded)	BlackRock iShares® Equity Appreciation V.I. Fund

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income distribution in the following amounts per share on July 17, 2015 to shareholders of record on July 15, 2015 as follows:

Net Investment Income
Class I	$0.000390
Class III	$0.000390

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶    BlackRock Large Cap Core V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2015	BlackRock Large Cap Core V.I. Fund

Investment Objective

BlackRock Large Cap Core V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•	For the six months ended June 30, 2015, the Fund underperformed its benchmark, the Russell 1000@ Index.

What factors influenced performance?

•

Information technology (“IT”) was the prime detractor from relative performance, largely owing to the Fund’s tilt toward enterprise hardware and compute-intensive semiconductor companies. Key names underperformed as the magnitude of PC unit weakness in the first half of 2015 was worse than anticipated, pressuring earnings and forward guidance of several holdings with PC exposure. Micron Technology Inc. and Western Digital Corp. were the leading individual detractors within the Fund for the six-month period. Micron’s underperformance was exacerbated by forecasted higher costs as the firm invests in product lines outside of the PC end market and begins manufacturing DRAM on the next technology node; the stock sold off sharply on the unexpected cost outlook and manufacturing execution concerns. Other IT detractors included Hewlett-Packard Co. and Intel Corp., as well as an underweight in strong-performing Apple Inc.

•

Consumer discretionary and industrials were additional sources of weakness. Zero exposure to internet & catalog retail names Amazon.com Inc. and Netflix, Inc. hurt in consumer discretionary as the stocks surged in the period. Within industrials, airlines struggled on concerns around capacity discipline and ticket prices, in addition to rising fuel costs, while across the sector in conglomerates, bellwether 3M Co. issued a rare earnings miss on currency pressures.

•

Relative performance was supported by strong selection in the health care sector. The Fund’s tilt toward managed care proved especially advantageous as increased merger speculation and announcements sent shares of the companies sharply higher. Generally benign medical cost trends also continued to be supportive for the group, and sentiment rose further on a favorable Supreme Court ruling late in the period concerning insurance subsidies under the Affordable Care Act. Elsewhere in the sector, hospital operator Universal Health Services Inc. outperformed, benefiting from positive news about its eligibility for Medicare reimbursement for mental health services, as well as broadly favorable volume and margin trends. The positive impact of the Supreme Court’s ruling was also particularly notable for the company (and hospitals overall).

•

The Fund’s long-standing underweight to utilities helped performance as well. The sector was the top decliner within the benchmark during the six months given its vulnerability to rising interest rates.

•

Lastly, selection in energy and consumer staples was additive. Underweights to oil majors Exxon Mobil Corp. and Chevron Corp. benefited in energy, while zero exposure to household products and an over-weight position in CVS Health Corp. boosted returns in consumer staples.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Fund’s weighting in the health care and consumer discretionary sectors increased. The allocation to consumer staples also increased. The Fund’s weighting in the IT and industrials sectors decreased, with declines in financials as well.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Index, the Fund ended the period with its largest sector overweights in IT and health care, followed by financials. Industrials, telecommunication services and utilities were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments
Information Technology	23%
Financials	20
Health Care	19
Consumer Discretionary	13
Industrials	8
Consumer Staples	8
Energy	7
Materials	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

BlackRock Large Cap Core V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[2]

Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock, of large cap companies located in the United States included at the time of purchase in the Russell 1000® Index.

[3]

The index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended June 30, 2015

		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	0.72%	7.35%	15.93%	6.81%
Class II4	0.63	7.16	15.74	6.64
Class III[4]	0.57	7.06	15.63	6.53	[6]
Russell 1000® Index	1.71	7.37	17.58	8.13

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$1,007.20	$2.79	$1,000.00	$1,022.02	$2.81	0.56%
Class II	$1,000.00	$1,006.30	$3.63	$1,000.00	$1,021.17	$3.66	0.73%
Class III	$1,000.00	$1,005.70	$4.18	$1,000.00	$1,020.63	$4.21	0.84%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	3

Disclosure of Expenses	BlackRock Large Cap Core V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Large Cap Core V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.1%
Honeywell International, Inc.	7,800	$795,366
Raytheon Co.	50,700	4,850,976

		5,646,342
Air Freight & Logistics — 1.4%
FedEx Corp.	42,310	7,209,624
Airlines — 1.0%
Southwest Airlines Co.	69,700	2,306,373
United Continental Holdings, Inc. (a)	55,200	2,926,152

		5,232,525
Auto Components — 1.6%
The Goodyear Tire & Rubber Co.	51,500	1,552,725
Lear Corp.	60,600	6,802,956

		8,355,681
Banks — 12.5%
Bank of America Corp.	700,783	11,927,327
Citigroup, Inc.	246,499	13,616,605
JPMorgan Chase & Co.	258,383	17,508,032
SunTrust Banks, Inc.	171,830	7,392,126
U.S. Bancorp	302,435	13,125,679
Wells Fargo & Co.	47,120	2,650,029

		66,219,798
Beverages — 2.3%
Dr Pepper Snapple Group, Inc. (b)	112,700	8,215,830
Molson Coors Brewing Co., Class B	59,100	4,125,771

		12,341,601
Biotechnology — 1.8%
Amgen, Inc.	60,000	9,211,200
Capital Markets — 1.4%
The Goldman Sachs Group, Inc.	35,720	7,457,979
Chemicals — 0.5%
Cabot Corp.	25,355	945,488
The Dow Chemical Co.	37,400	1,913,758

		2,859,246
Communications Equipment — 3.4%
Brocade Communications Systems, Inc.	380,590	4,521,409
Cisco Systems, Inc.	353,230	9,699,696
QUALCOMM, Inc.	57,750	3,616,883

		17,837,988
Construction & Engineering — 1.0%
AECOM (a)	156,100	5,163,788
Consumer Finance — 1.8%
Discover Financial Services	85,460	4,924,205
SLM Corp. (a)	472,940	4,667,918

		9,592,123

Common Stocks	Shares	Value
Containers & Packaging — 0.6%
Packaging Corp. of America	49,377	$3,085,569
Electronic Equipment, Instruments & Components — 0.7%
TE Connectivity Ltd.	7,510	482,893
Zebra Technologies Corp., Class A (a)	29,411	3,266,091

		3,748,984
Energy Equipment & Services — 2.8%
Atwood Oceanics, Inc. (b)	128,100	3,386,964
Halliburton Co.	23,070	993,625
Schlumberger Ltd.	100,100	8,627,619
Weatherford International PLC (a)	133,270	1,635,223

		14,643,431
Food & Staples Retailing — 4.1%
CVS Health Corp.	167,850	17,604,108
The Kroger Co.	7,760	562,678
Wal-Mart Stores, Inc.	47,980	3,403,221

		21,570,007
Food Products — 0.6%
Pilgrim’s Pride Corp. (b)	41,400	950,958
Tyson Foods, Inc., Class A	47,200	2,012,136

		2,963,094
Health Care Equipment & Supplies — 0.1%
Medtronic PLC	7,220	535,002
Health Care Providers & Services — 12.7%
Aetna, Inc.	107,800	13,740,188
Centene Corp. (a)	83,700	6,729,480
Cigna Corp.	64,000	10,368,000
Express Scripts Holding Co. (a)	18,200	1,618,708
Humana, Inc.	22,600	4,322,928
Laboratory Corp. of America Holdings (a)	47,150	5,715,523
McKesson Corp.	32,060	7,207,409
UnitedHealth Group, Inc.	76,400	9,320,800
Universal Health Services, Inc., Class B	56,065	7,966,837

		66,989,873
Hotels, Restaurants & Leisure — 2.1%
Carnival Corp.	177,217	8,752,748
Las Vegas Sands Corp.	42,000	2,207,940

		10,960,688
Industrial Conglomerates — 1.9%
3M Co.	65,025	10,033,357
Insurance — 3.5%
American International Group, Inc.	220,000	13,600,400
The Travelers Cos., Inc.	51,395	4,967,841

		18,568,241

Portfolio Abbreviation
ADR	American Depositary Receipts
SPDR	Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	5

Schedule of Investments (continued)	BlackRock Large Cap Core V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Internet & Catalog Retail — 0.5%
The Priceline Group, Inc. (a)	2,120	$2,440,904
Internet Software & Services — 3.7%
Facebook, Inc., Class A (a)	76,950	6,599,617
Google, Inc., Class A (a)	11,960	6,458,878
Google, Inc., Class C (a)	12,464	6,487,637

		19,546,132
IT Services — 4.5%
Alliance Data Systems Corp. (a)	3,510	1,024,709
Amdocs Ltd.	76,624	4,182,904
Cognizant Technology Solutions Corp., Class A (a)	62,200	3,799,798
DST Systems, Inc.	10,170	1,281,217
MasterCard, Inc., Class A	108,280	10,122,014
Total System Services, Inc.	78,387	3,274,225

		23,684,867
Machinery — 1.4%
Parker-Hannifin Corp.	33,895	3,943,005
WABCO Holdings, Inc. (a)	29,000	3,587,880

		7,530,885
Media — 3.1%
Comcast Corp., Class A	238,900	14,367,446
Omnicom Group, Inc.	28,700	1,994,363

		16,361,809
Multiline Retail — 0.8%
Macy’s, Inc.	58,900	3,973,983
Multi-Utilities — 0.4%
Public Service Enterprise Group, Inc.	53,200	2,089,696
Oil, Gas & Consumable Fuels — 4.1%
BP PLC — ADR	152,250	6,083,910
Exxon Mobil Corp.	20,375	1,695,200
Hess Corp.	52,275	3,496,152
Marathon Petroleum Corp.	49,650	2,597,191
PBF Energy, Inc., Class A	39,560	1,124,295
Suncor Energy, Inc.	189,240	5,207,885
Tesoro Corp.	16,140	1,362,377

		21,567,010
Paper & Forest Products — 0.6%
Domtar Corp. (b)	81,300	3,365,820
Pharmaceuticals — 3.6%
AstraZeneca PLC — ADR	78,600	5,007,606
Johnson & Johnson	17,985	1,752,818
Merck & Co., Inc.	23,227	1,322,313
Pfizer, Inc.	16,310	546,874
Teva Pharmaceutical Industries Ltd. — ADR	178,922	10,574,290

		19,203,901
Road & Rail — 0.2%
Union Pacific Corp.	13,500	1,287,495
Semiconductors & Semiconductor Equipment — 3.0%
Intel Corp.	295,430	8,985,503
Micron Technology, Inc. (a)	259,640	4,891,618
NVIDIA Corp.	108,400	2,179,924

		16,057,045
Software — 2.2%
Microsoft Corp.	146,500	6,467,975
Oracle Corp.	129,000	5,198,700

		11,666,675
Specialty Retail — 4.8%
The Home Depot, Inc.	87,600	9,734,988

Common Stocks	Shares	Value
Specialty Retail (concluded)
Lowe’s Cos., Inc.	190,000	$12,724,300
Ross Stores, Inc.	62,050	3,016,251

		25,475,539
Technology Hardware, Storage & Peripherals — 4.8%
Apple Inc.	59,550	7,469,059
EMC Corp.	233,700	6,167,343
Hewlett-Packard Co.	127,621	3,829,906
Western Digital Corp.	101,460	7,956,493

		25,422,801
Textiles, Apparel & Luxury Goods — 0.4%
Deckers Outdoor Corp. (a)	6,500	467,805
Fossil Group, Inc. (a)	23,300	1,616,088

		2,083,893
Tobacco — 0.7%
Altria Group, Inc.	72,268	3,534,628
Total Common Stocks — 97.7%		515,519,224

Investment Companies — 0.3%
Utilities Select Sector SPDR Fund (b)	42,600	1,766,196
Total Long-Term Investments (Cost — $410,367,369) — 98.0%		517,285,420

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (c)(d)	10,785,889	10,785,889
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.23% (c)(d)(e)	$9,895	9,895,238
Total Short-Term Securities (Cost — $20,681,127) — 3.9%		20,681,127
Total Investments (Cost — $431,048,496) — 101.9%		537,966,547
Liabilities in Excess of Other Assets — (1.9)%		(10,023,356)

Net Assets — 100.0%		$527,943,191

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (concluded)	BlackRock Large Cap Core V.I. Fund

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Net Activity	Shares/Beneficial Interest Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	10,463,699	322,190	10,785,889	$4,718
BlackRock Liquidity Series, LLC, Money Market Series	—	$9,895,238	$9,895,238	$14,745	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$515,519,224	—	—	$515,519,224
Investment Companies	1,766,196	—	—	1,766,196
Short-Term Securities	10,785,889	$9,895,238	—	20,681,127

Total	$528,071,309	$9,895,238	—	$537,966,547

[1]	See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, collateral on securities loaned at value of $(9,895,238) is categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	7

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)	BlackRock Large Cap Core V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $9,619,312) (cost — $410,367,369)	$517,285,420
Investments at value — affiliated (cost — $20,681,127)	20,681,127
Receivables:
Investments sold	533,076
Securities lending income — affiliated	3,758
Capital shares sold	1,026
Dividends — affiliated	997
Dividends — unaffiliated	613,236
From the Manager	116,692
Prepaid expenses	1,240

Total assets	539,236,572

Liabilities
Collateral on securities loaned at value	9,895,238
Payables:
Investments purchased	499,348
Capital shares redeemed	234,401
Distribution fees	68,687
Investment advisory fees	201,490
Officer’s and Directors’ fees	2,362
Other affiliates	2,575
Transfer agent fees	262,946
Other accrued expenses payable	126,334

Total liabilities	11,293,381

Net Assets	$527,943,191

Net Assets Consist of
Paid-in capital	$397,853,242
Undistributed net investment income	2,725,599
Accumulated net realized gain	20,446,299
Net unrealized appreciation (depreciation)	106,918,051

Net Assets	$527,943,191

Net Asset Value
Class I — Based on net assets of $197,142,863 and 5,885,613 shares outstanding, 200 million shares authorized, $0.10 par value	$33.50

Class II — Based on net assets of $6,455,330 and 192,821 shares outstanding, 100 million shares authorized, $0.10 par value	$33.48

Class III — Based on net assets of $324,344,998 and 9,741,294 shares outstanding, 100 million shares authorized, $0.10 par value	$33.30

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)	BlackRock Large Cap Core V.I. Fund

Investment Income
Dividends — unaffiliated	$4,529,386
Securities lending — affiliated — net	14,745
Dividends — affiliated	4,718
Foreign taxes withheld	(33,256)

Total income	4,515,593

Expenses
Investment advisory	1,216,454
Transfer agent — Class I	209,271
Transfer agent — Class II	5,911
Transfer agent — Class III	312,818
Distribution — Class II	4,615
Distribution — Class III	403,972
Accounting services	63,187
Professional	31,721
Custodian	17,419
Officer and Directors	12,117
Miscellaneous	13,564

Total expenses	2,291,049
Less fees waived by the Manager	(4,034)
Less transfer agent fees reimbursed — Class I	(158,143)
Less transfer agent fees reimbursed — Class II	(3,758)
Less transfer agent fees reimbursed — Class III	(183,547)

Total expenses after fees waived and reimbursed	1,941,567

Net investment income	2,574,026

Realized and Unrealized Gain (Loss)
Net realized gain from investments	15,638,061
Net change in unrealized appreciation (depreciation) on investments	(14,745,441)

Total realized and unrealized gain	892,620

Net Increase in Net Assets Resulting from Operations	$3,466,646

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	9

Statements of Changes in Net Assets	BlackRock Large Cap Core V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$2,574,026	$4,231,194
Net realized gain	15,638,061	66,216,612
Net change in unrealized appreciation (depreciation)	(14,745,441)	(10,072,263)

Net increase in net assets resulting from operations	3,466,646	60,375,543

Distributions to Shareholders From[1]
Net investment income:
Class I	—	(2,008,355)
Class II	—	(47,781)
Class III	—	(2,173,882)
Net realized gain:
Class I	—	(24,772,342)
Class II	—	(723,347)
Class III	—	(37,772,646)

Decrease in net assets resulting from distributions to shareholders	—	(67,498,353)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(16,211,613)	22,308,828

Net Assets
Total increase (decrease) in net assets	(12,744,967)	15,186,018
Beginning of period	540,688,158	525,502,140

End of period	$527,943,191	$540,688,158

Undistributed net investment income, end of period	$2,725,599	$151,573

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Financial Highlights	BlackRock Large Cap Core V.I. Fund

	Class I
	Six Months Ended June 30, 2015	Year Ended December 31,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$33.26	$33.80	$25.55	$23.00	$22.73	$21.04

Net investment income[1]	0.19	0.34	0.30	0.39	0.29	0.23
Net realized and unrealized gain	0.05	3.86	8.27	2.54	0.26	1.69

Net increase from investment operations	0.24	4.20	8.57	2.93	0.55	1.92

Distributions from:[2]
Net investment income	—	(0.36)	(0.32)	(0.38)	(0.28)	(0.23)
Net realized gain	—	(4.38)	—	—	—	—

Total distributions	—	(4.74)	(0.32)	(0.38)	(0.28)	(0.23)

Net asset value, end of period	$33.50	$33.26	$33.80	$25.55	$23.00	$22.73

Total Return[3]
Based on net asset value	0.72%[4]	12.36%	33.56%	12.75%	2.40%	9.12%

Ratios to Average Net Assets
Total expenses	0.71%[5]	0.73%	0.73%	0.69%	0.56%	0.57%

Total expenses after fees waived and/or reimbursed	0.56%[5]	0.57%	0.58%	0.59%	0.56%	0.57%

Net investment income	1.13%[5]	0.97%	1.03%	1.56%	1.21%	1.10%

Supplemental Data
Net assets, end of period (000)	$197,143	$212,067	$219,418	$191,227	$193,953	$217,059

Portfolio turnover rate	14%	48%	42%	110%	101%	151%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	11

Financial Highlights (continued)	BlackRock Large Cap Core V.I. Fund

	Class II
	Six Months Ended June 30, 2015	Year Ended December 31,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$33.27	$33.79	$25.56	$23.01	$22.74	$21.05

Net investment income[1]	0.16	0.28	0.25	0.35	0.23	0.21
Net realized and unrealized gain	0.05	3.87	8.25	2.54	0.27	1.68

Net increase from investment operations	0.21	4.15	8.50	2.89	0.50	1.89

Distributions from:[2]
Net investment income	—	(0.29)	(0.27)	(0.34)	(0.23)	(0.20)
Net realized gain	—	(4.38)	—	—	—	—

Total distributions	—	(4.67)	(0.27)	(0.34)	(0.23)	(0.20)

Net asset value, end of period	$33.48	$33.27	$33.79	$25.56	$23.01	$22.74

Total Return[3]
Based on net asset value	0.63%[4]	12.23%	33.28%	12.59%	2.20%	8.98%

Ratios to Average Net Assets
Total expenses	0.85%[5]	0.89%	0.86%	0.85%	0.71%	0.72%

Total expenses after fees waived and/or reimbursed	0.73%[5]	0.74%	0.75%	0.74%	0.71%	0.72%

Net investment income	0.97%[5]	0.81%	0.86%	1.42%	1.00%	0.98%

Supplemental Data
Net assets, end of period (000)	$6,455	$6,203	$6,080	$4,603	$4,239	$8,026

Portfolio turnover rate	14%	48%	42%	110%	101%	151%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Financial Highlights (concluded)	BlackRock Large Cap Core V.I. Fund

	Class III
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$33.11	$33.66	$25.46	$22.92	$22.67	$21.00

Net investment income[1]	0.14	0.24	0.22	0.32	0.25	0.20
Net realized and unrealized gain	0.05	3.84	8.22	2.54	0.23	1.66

Net increase from investment operations	0.19	4.08	8.44	2.86	0.48	1.86

Distributions from:[2]
Net investment income	—	(0.25)	(0.24)	(0.32)	(0.23)	(0.19)
Net realized gain	—	(4.38)	—	—	—	—

Total distributions	—	(4.63)	(0.24)	(0.32)	(0.23)	(0.19)

Net asset value, end of period	$33.30	$33.11	$33.66	$25.46	$22.92	$22.67

Total Return[3]
Based on net asset value	0.57%[4]	12.07%	33.16%	12.49%	2.11%	8.88%

Ratios to Average Net Assets
Total expenses	0.95%[5]	0.98%	0.99%	0.94%	0.81%	0.82%

Total expenses after fees waived and/or reimbursed	0.84%[5]	0.85%	0.86%	0.87%	0.81%	0.82%

Net investment income	0.86%[5]	0.69%	0.75%	1.30%	1.05%	0.93%

Supplemental Data
Net assets, end of period (000)	$324,345	$322,418	$300,005	$232,024	$145,432	$80,779

Portfolio turnover rate	14%	48%	42%	110%	101%	151%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	13

Notes to Financial Statements (Unaudited)	BlackRock Large Cap Core V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Core V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of June 30, 2015, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$2,850,338	$(2,850,338)	—
JPMorgan Securities LLC	573,056	(573,056)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	368,393	(368,393)	—
National Financial Service LLC	1,748,533	(1,748,533)	—
UBS Securities LLC	4,078,992	(4,078,992)	—

Total	$9,619,312	$(9,619,312)	—

[1]

Collateral with a value of $9,895,238 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”), for 1940 Act purposes.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	15

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.500%
$250 Million - $300 Million	0.450%
$300 Million - $400 Million	0.425%
Greater than - $400 Million	0.400%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any.

For the six months ended June 30, 2015, the Fund reimbursed the Manager $2,683 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.05%
Class II	0.07%
Class III	0.08%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed - class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.25% for Class I, 1.40% for Class II and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2015, the Fund paid BIM $5,666 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

5. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments, excluding short-term securities, were $74,718,302 and $88,681,721, respectively.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2015, inclusive of the open tax years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$432,699,385

Gross unrealized appreciation	$122,494,169
Gross unrealized depreciation	(17,227,007)

Net unrealized appreciation	$105,267,162

7. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Prior to November 25, 2014, the aggregate commitment amount was $1.1 billion, of which the Participating Funds, including the Fund, could borrow up to $650 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Fund did not borrow under the credit agreement.

8. Principal Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	17

Notes to Financial Statements (concluded)	BlackRock Large Cap Core V.I. Fund

which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2015, the Fund invested a significant portion of its assets in securities in the information technology and financials sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class l
Shares sold	23,815	$798,123	59,471	$2,095,885
Shares issued in reinvestment of distributions	—	—	795,345	26,780,696
Shares redeemed	(514,037)	(17,270,779)	(971,386)	(34,061,388)

Net decrease	(490,222)	$(16,472,656)	(116,570)	$(5,184,807)

Class ll
Shares sold	54,832	$1,841,385	49,108	$1,714,891
Shares issued in reinvestment of distributions	—	—	22,897	771,129
Shares redeemed	(48,441)	(1,634,561)	(65,480)	(2,320,723)

Net increase	6,391	$206,824	6,525	$165,297

Class lll
Shares sold	235,440	$7,796,073	547,577	$19,090,680
Shares issued in reinvestment of distributions	—	—	1,192,122	39,946,528
Shares redeemed	(232,280)	(7,741,854)	(913,518)	(31,708,870)

Net increase	3,160	$54,219	826,181	$27,328,338

Total Net Increase (Decrease)	(480,671)	$(16,211,613)	716,136	$22,308,828

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income and a long-term capital gain distribution in the following amounts per share on July 17, 2015 to shareholders of record on July 15, 2015:

	Net Investment Income	Long-Term Capital Gain
Class I	$0.009522	$0.409470
Class II	$0.009522	$0.409470
Class III	$0.009522	$0.409470

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶  BlackRock Large Cap Growth V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2015	BlackRock Large Cap Growth V.I.Fund

Investment Objective

BlackRock Large Cap Growth V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the six months ended June 30, 2015, the Fund underperformed its benchmark, the Russell 1000@ Growth Index.

What factors influenced performance?

•

Information technology (“IT”) was the prime detractor from relative performance, largely owing to the Fund’s tilt toward enterprise hardware and compute-intensive semiconductor companies. Key names underperformed as the magnitude of PC unit weakness in the first half of 2015 was worse than anticipated, pressuring earnings and forward guidance of several holdings with PC exposure. Micron Technology Inc. was the leading individual detractor within the Fund for the six-month period. Its underperformance was exacerbated by forecasted higher costs as the firm invests in product lines outside of the PC end market and begins manufacturing DRAM on the next technology node; the stock sold off sharply on the unexpected cost outlook and manufacturing execution concerns. Other IT detractors included Intel Corp. and EMC Corp., as well as an underweight in strong-performing Apple Inc.

•	Consumer discretionary was an additional source of weakness. Specifically, zero exposure to internet & catalog retail names Amazon.com Inc. and Netflix, Inc. hurt as the stocks surged in the period.

•

Elsewhere in the portfolio, a position in Discover Financial Services detracted as shares declined on an earnings miss and disappointing guidance on 2015 loss provisions. Zero exposure to strong-performing biotechnology firm Gilead Sciences proved negative as well.

•	Relative performance was supported by strong selection in the health care sector. The Fund’s tilt toward managed care proved especially advantageous as increased merger speculation and announcements sent shares of the companies sharply higher. Generally benign medical cost trends also continued to be supportive for the group, and sentiment rose further on a favorable Supreme Court ruling late in the period concerning insurance subsidies under the Affordable Care Act. Elsewhere in the sector, hospital operator Universal Health Services Inc. outperformed, benefiting from positive news about its eligibility for Medicare reimbursement for mental health services, as well as broadly favorable volume and margin trends. The positive impact of the Supreme Court’s ruling was also particularly notable for the company (and hospitals overall).

•

Though the IT sector was an overall detractor, IT services holding DST Systems was among the top individual contributors to performance. The stock outperformed as new leadership continues to improve underlying business momentum and return cash to shareholders via cash flow generation and non-operating asset monetization.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Fund’s weighting in the health care and consumer staples sectors increased. The allocation to consumer discretionary also increased. The Fund’s weighting in the energy and industrials sectors decreased.

Describe portfolio positioning at period end.

•	Relative to the Russell 1000® Growth Index, the Fund ended the period with its largest sector overweight in IT, while consumer discretionary was the most significant underweight.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments
Information Technology	34%
Health Care	19
Consumer Discretionary	17
Industrials	10
Consumer Staples	8
Financials	6
Energy	3
Materials	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

BlackRock Large Cap Growth V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses.

[2]	The Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States.

[3]

This unmanaged index measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended June 30, 2015

		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	1.07%	9.02%	17.39%	7.18%
Class III[4]	0.93	8.71	17.12	6.91
Russell 1000® Growth Index	3.96	10.56	18.59	9.11

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$1,010.70	$4.09	$1,000.00	$1,020.73	$4.11	0.82%
Class III	$1,000.00	$1,009.30	$5.33	$1,000.00	$1,019.49	$5.36	1.07%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	3

Disclosure of Expenses	BlackRock Large Cap Growth V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the deriva-

tive financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Large Cap Growth V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.1%
Honeywell International, Inc.	2,100	$214,137
Lockheed Martin Corp.	2,670	496,353
Rockwell Collins, Inc.	8,600	794,210

		1,504,700
Air Freight & Logistics — 1.3%
FedEx Corp.	10,370	1,767,048
Airlines — 1.2%
Delta Air Lines, Inc.	3,460	142,137
Southwest Airlines Co.	20,100	665,109
United Continental Holdings, Inc. (a)	16,810	891,098

		1,698,344
Auto Components — 1.3%
Lear Corp.	16,000	1,796,160
Banks — 2.5%
U.S. Bancorp	64,250	2,788,450
Wells Fargo & Co.	11,620	653,509

		3,441,959
Beverages — 2.6%
The Coca-Cola Co.	35,560	1,395,019
Dr Pepper Snapple Group, Inc.	30,350	2,212,515

		3,607,534
Biotechnology — 2.9%
Amgen, Inc.	26,160	4,016,083
Chemicals — 2.3%
The Dow Chemical Co.	12,250	626,833
PPG Industries, Inc.	22,740	2,608,733

		3,235,566
Communications Equipment — 1.3%
QUALCOMM, Inc.	28,600	1,791,218
Construction & Engineering — 0.6%
AECOM (a)	24,330	804,836
Consumer Finance — 2.1%
Discover Financial Services	26,800	1,544,216
SLM Corp. (a)	145,902	1,440,053

		2,984,269
Containers & Packaging — 0.6%
Packaging Corp. of America	12,797	799,685
Electrical Equipment — 0.4%
SolarCity Corp. (a)(b)	10,320	552,636
Electronic Equipment, Instruments & Components — 0.9%
TE Connectivity Ltd.	5,230	336,289
Zebra Technologies Corp., Class A (a)	8,169	907,167

		1,243,456

Common Stocks	Shares	Value
Energy Equipment & Services — 2.4%
Atwood Oceanics, Inc.	18,815	$497,469
Halliburton Co.	11,210	482,815
Oceaneering International, Inc.	12,900	601,011
Schlumberger Ltd.	20,650	1,779,823

		3,361,118
Food & Staples Retailing — 3.7%
CVS Health Corp.	40,500	4,247,640
The Kroger Co.	2,040	147,920
Wal-Mart Stores, Inc.	10,080	714,974

		5,110,534
Food Products — 0.4%
Pilgrim’s Pride Corp. (b)	10,030	230,389
Tyson Foods, Inc., Class A	9,040	385,375

		615,764
Health Care Equipment & Supplies — 0.7%
Edwards Lifesciences Corp. (a)	6,900	982,767
Health Care Providers & Services — 13.2%
Aetna, Inc.	25,400	3,237,484
Centene Corp. (a)	26,630	2,141,052
Cigna Corp.	17,610	2,852,820
Laboratory Corp. of America Holdings (a)	9,410	1,140,680
McKesson Corp.	11,100	2,495,391
UnitedHealth Group, Inc.	29,110	3,551,420
Universal Health Services, Inc., Class B	20,357	2,892,730

		18,311,577
Hotels, Restaurants & Leisure — 0.6%
Las Vegas Sands Corp.	15,500	814,835
Industrial Conglomerates — 2.2%
3M Co.	19,710	3,041,253
Insurance — 1.1%
The Travelers Cos., Inc.	15,910	1,537,861
Internet & Catalog Retail — 1.1%
The Priceline Group, Inc. (a)	1,290	1,485,267
Internet Software & Services — 6.8%
Facebook, Inc., Class A (a)	40,440	3,468,337
Google, Inc., Class A (a)	5,485	2,962,119
Google, Inc., Class C (a)	5,770	3,003,343

		9,433,799
IT Services — 8.7%
Alliance Data Systems Corp. (a)	8,960	2,615,782
Amdocs Ltd.	11,430	623,964
Cognizant Technology Solutions Corp., Class A (a)	26,060	1,592,005
DST Systems, Inc.	16,270	2,049,695
FleetCor Technologies, Inc. (a)	1,000	156,060

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	5

Schedule of Investments (continued)	BlackRock Large Cap Growth V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
IT Services (concluded)
MasterCard, Inc., Class A	35,070	$3,278,344
Total System Services, Inc.	30,530	1,275,238
Visa, Inc., Class A	6,880	461,992

		12,053,080
Machinery — 2.6%
Dover Corp.	4,850	340,373
Parker-Hannifin Corp.	13,350	1,553,005
Snap-On, Inc.	2,800	445,900
WABCO Holdings, Inc. (a)	10,500	1,299,060

		3,638,338
Media — 4.5%
Comcast Corp., Class A	72,300	4,348,122
Omnicom Group, Inc.	15,940	1,107,671
The Walt Disney Co.	7,290	832,081

		6,287,874
Multiline Retail — 0.5%
Macy’s, Inc.	10,020	676,049
Oil, Gas & Consumable Fuels — 0.7%
Marathon Petroleum Corp.	6,656	348,175
PBF Energy, Inc., Class A	11,896	338,084
Suncor Energy, Inc.	12,140	334,093

		1,020,352
Pharmaceuticals — 2.0%
Teva Pharmaceutical Industries Ltd. — ADR	46,768	2,763,989
Road & Rail — 1.0%
Norfolk Southern Corp.	8,830	771,389
Union Pacific Corp.	6,430	613,229

		1,384,618
Semiconductors & Semiconductor Equipment — 2.7%
Intel Corp.	52,890	1,608,649
Micron Technology, Inc. (a)	74,000	1,394,160
NVIDIA Corp.	37,800	760,158

		3,762,967
Software — 5.9%
Microsoft Corp.	124,690	5,505,063
Oracle Corp.	65,740	2,649,322

		8,154,385

Common Stocks	Shares	Value
Specialty Retail — 7.3%
The Home Depot, Inc.	35,330	$3,926,223
Lowe’s Cos., Inc.	50,800	3,402,076
Ross Stores, Inc.	20,122	978,130
The TJX Cos., Inc.	28,300	1,872,611

		10,179,040
Technology Hardware, Storage & Peripherals — 7.1%
Apple Inc.	55,000	6,898,375
EMC Corp.	81,610	2,153,688
Western Digital Corp.	9,600	752,832

		9,804,895
Textiles, Apparel & Luxury Goods — 1.3%
Deckers Outdoor Corp. (a)	4,600	331,062
Fossil Group, Inc. (a)	7,800	541,008
VF Corp.	12,590	878,027

		1,750,097
Tobacco — 1.0%
Altria Group, Inc.	27,322	1,336,319
Total Long-Term Investments (Cost — $107,088,521) — 98.6%		136,750,272

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (c)(d)	2,159,512	2,159,512
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.23% (c)(d)(e)	$641	641,421
Total Short-Term Securities (Cost — $2,800,933) — 2.0%		2,800,933
Total Investments (Cost — $109,889,454) — 100.6%		139,551,205
Liabilities in Excess of Other Assets — (0.6)%		(778,355)

Net Assets — 100.0%		$138,772,850

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2014	Net Activity	Shares/Beneficial Interest Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	7,115,934	(4,956,422)	2,159,512	$1,348
BlackRock Liquidity Series, LLC, Money Market Series	$418,385	$223,036	$641,421	$9,559	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (concluded)	BlackRock Large Cap Growth V.I. Fund

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$136,750,272	—	—	$136,750,272
Short-Term Securities	2,159,512	$641,421	—	2,800,933

Total	$138,909,784	$641,421	—	$139,551,205

[1] See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, collateral on securities loaned at value of $(641,421) is categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	7

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)	BlackRock Large Cap Growth V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $624,339) (cost — $107,088,521)	$136,750,272
Investments at value — affiliated (cost — $2,800,933)	2,800,933
Receivables:
Investments sold	2,846,068
Securities lending income — affiliated	794
Capital shares sold	18,818
Dividends — affiliated	251
Dividends — unaffiliated	145,046
From the Manager	31,124
Prepaid expenses	313

Total assets	142,593,619

Liabilities
Collateral on securities loaned at value	641,421
Payables:
Investments purchased	2,962,209
Capital shares redeemed	32,985
Distribution fees	7,341
Investment advisory fees	75,572
Officer’s and Directors’ fees	1,366
Other affiliates	621
Other accrued expenses payable	99,254

Total liabilities	3,820,769

Net Assets	$138,772,850

Net Assets Consist of
Paid-in capital	$104,017,038
Undistributed net investment income	403,830
Accumulated net realized gain	4,690,231
Net unrealized appreciation (depreciation)	29,661,751

Net Assets	$138,772,850

Net Asset Value
Class I — Based on net assets of $103,339,563 and 7,263,795 shares outstanding, 100 million shares authorized, $0.10 par value	$14.23

Class III — Based on net assets of $35,433,287 and 2,510,094 shares outstanding, 100 million shares authorized, $0.10 par value	$14.12

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)	BlackRock Large Cap Growth V.I. Fund

Investment Income
Dividends — unaffiliated	$1,027,772
Securities lending — affiliated — net	9,559
Dividends — affiliated	1,348
Foreign taxes withheld	(9,205)

Total income	1,029,474

Expenses
Investment advisory	465,117
Transfer agent	2,467
Transfer agent — Class I	102,345
Transfer agent — Class III	30,959
Distribution — Class III	46,386
Professional	22,855
Accounting services	18,579
Officer and Directors	9,506
Custodian	5,729
Miscellaneous	12,528

Total expenses	716,471
Less fees waived by the Manager	(1,927)
Less transfer agent fees reimbursed — Class I	(65,243)
Less transfer agent fees reimbursed — Class III	(17,971)

Total expenses after fees waived and reimbursed	631,330

Net investment income	398,144

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	3,435,651
Financial futures contracts	119,033

3,554,684

Net change in unrealized appreciation (depreciation) on:
Investments	(2,333,965)
Financial futures contracts	(49,711)

(2,383,676)

Total realized and unrealized gain	1,171,008

Net Increase in Net Assets Resulting from Operations	$1,569,152

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	9

Statements of Changes in Net Assets	BlackRock Large Cap Growth V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$398,144	$685,017
Net realized gain	3,554,684	17,848,178
Net change in unrealized appreciation (depreciation)	(2,383,676)	(962,858)

Net increase in net assets resulting from operations	1,569,152	17,570,337

Distributions to Shareholders From[1]
Net investment income:
Class I	—	(572,957)
Class III	—	(112,045)
Net realized gain:
Class I	—	(14,022,350)
Class III	—	(4,185,343)

Decrease in net assets resulting from distributions to shareholders	—	(18,892,695)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(3,215,259)	13,499,181

Net Assets
Total increase (decrease) in net assets	(1,646,107)	12,176,823
Beginning of period	140,418,957	128,242,134

End of period	$138,772,850	$140,418,957

Undistributed net investment income, end of period	$403,830	$5,686

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Financial Highlights	BlackRock Large Cap Growth V.I. Fund

	Class I
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$14.08	$14.22	$11.54	$10.99	$10.84	$9.45

Net investment income[1]	0.04	0.09	0.09	0.17	0.09	0.07
Net realized and unrealized gain	0.11	1.92	3.82	1.48	0.19	1.38

Net increase from investment operations	0.15	2.01	3.91	1.65	0.28	1.45

Distributions from:[2]
Net investment income	—	(0.08)	(0.10)	(0.18)	(0.10)	(0.06)
Net realized gain	—	(2.07)	(1.13)	(0.92)	(0.03)	—

Total distributions	—	(2.15)	(1.23)	(1.10)	(0.13)	(0.06)

Net asset value, end of period	$14.23	$14.08	$14.22	$11.54	$10.99	$10.84

Total Return[3]
Based on net asset value	1.07%[4]	14.16%	33.92%	15.22%	2.55%	15.38%

Ratios to Average Net Assets
Total expenses	0.94%[5]	0.96%	0.97%	0.91%	0.78%	0.75%

Total expenses after fees waived and/or reimbursed	0.82%[5]	0.83%	0.84%	0.82%	0.78%	0.75%

Net investment income	0.62%[5]	0.57%	0.70%	1.38%	0.81%	0.67%

Supplemental Data
Net assets, end of period (000)	$103,340	$108,329	$107,378	$91,778	$90,543	$103,607

Portfolio turnover rate	15%	51%	36%	102%	106%	171%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	11

Financial Highlights (concluded)	BlackRock Large Cap Growth V.I. Fund

	Class III
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$13.99	$14.14	$11.49	$10.96	$10.81	$9.43

Net investment income[1]	0.03	0.05	0.06	0.14	0.07	0.05
Net realized and unrealized gain	0.10	1.92	3.79	1.46	0.19	1.37

Net increase from investment operations	0.13	1.97	3.85	1.60	0.26	1.42

Distributions from:[2]
Net investment income	—	(0.05)	(0.07)	(0.15)	(0.08)	(0.04)
Net realized gain	—	(2.07)	(1.13)	(0.92)	(0.03)	—

Total distributions	—	(2.12)	(1.20)	(1.07)	(0.11)	(0.04)

Net asset value, end of period	$14.12	$13.99	$14.14	$11.49	$10.96	$10.81

Total Return[3]
Based on net asset value	0.93%[4]	13.96%	33.58%	14.82%	2.33%	15.10%

Ratios to Average Net Assets
Total expenses	1.17%[5]	1.22%	1.22%	1.16%	1.03%	1.00%

Total expenses after fees waived and/or reimbursed	1.07%[5]	1.09%	1.09%	1.08%	1.03%	1.00%

Net investment income	0.38%[5]	0.32%	0.45%	1.16%	0.65%	0.48%

Supplemental Data
Net assets, end of period (000)	$35,433	$32,090	$20,864	$11,528	$8,677	$5,709

Portfolio turnover rate	15%	51%	36%	102%	106%	171%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (Unaudited)	BlackRock Large Cap Growth V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Growth V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	13

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteedby the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of June 30, 2015, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BNP Paribas Securities Corp.	$91,765	$(91,765)	—
Citigroup Global Markets, Inc.	40,175	(40,175)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	96,129	(96,129)	—
Morgan Stanley	396,270	(396,270)	—

Total	$624,339	$(624,339)	—

[1]

Collateral with a value of $641,421 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Fund invests in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2015
	Net Realized Gain	Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$119,033	$(49,711)

For the six months ended June 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — long	$360,640

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

With exchange traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	15

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.65%
$1 Billion - $3 Billion	0.61%
$3 Billion - $5 Billion	0.59%
$5 Billion - $10 Billion	0.57%
Greater than $10 Billion	0.55%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any.

For the six months ended June 30, 2015, the Fund reimbursed the Manager $666 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.07%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2015, the Fund paid BIM $3,801 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments, excluding short-term securities, were $22,043,177 and $19,917,470, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2015, inclusive of the open tax years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$109,917,244

Gross unrealized appreciation	$33,439,184
Gross unrealized depreciation	(3,805,223)

Net unrealized appreciation	$29,633,961

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Fund did not borrow under the credit agreement.

9. Principal Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	17

Notes to Financial Statements (concluded)	BlackRock Large Cap Growth V.I. Fund

As of June 30, 2015, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class l
Shares sold	150,698	$2,155,557	397,337	$5,782,241
Shares issued in reinvestment of distributions	—	—	1,023,991	14,595,308
Shares redeemed	(578,046)	(8,252,795)	(1,283,483)	(18,886,972)

Net increase (decrease)	(427,348)	$(6,097,238)	137,845	$1,490,577

Class lll
Shares sold	784,920	$11,023,029	864,987	$12,869,616
Shares issued in reinvestment of distributions	—	—	303,602	4,297,386
Shares redeemed	(568,159)	(8,141,050)	(350,364)	(5,158,398)

Net increase	216,761	$2,881,979	818,225	$12,008,604

Total Net Increase (Decrease)	(210,587)	$(3,215,259)	956,070	$13,499,181

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income, a short-term capital gain and a long-term capital gain distribution in the following amounts per share on July 17, 2015 to shareholders of record on July 15, 2015:

	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain
Class I	$0.000568	$0.029777	$0.094411
Class III	$0.000568	$0.029777	$0.094411

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Large Cap Value V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2015	BlackRock Large Cap Value V.I. Fund

Investment Objective

BlackRock Large Cap Value V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the six months ended June 30, 2015, the Fund outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

The health care sector was the largest contributor to relative performance. The Fund’s tilt toward managed care proved especially advantageous as increased merger speculation and announcements sent shares of the companies sharply higher. Generally benign medical cost trends also continued to be supportive for the group, and sentiment rose further on a favorable Supreme Court ruling late in the period concerning insurance subsidies under the Affordable Care Act. Elsewhere in the sector, hospital operator Universal Health Services Inc. outperformed, benefiting from positive news about its eligibility for Medicare reimbursement for mental health services, as well as broadly favorable volume and margin trends. The positive impact of the Supreme Court’s ruling was also particularly notable for the company (and hospitals overall).

•

The Fund’s long-standing underweight to utilities helped performance as well. The sector was the top decliner within the benchmark during the six months given its vulnerability to rising interest rates.

•

Additionally, selection in energy and consumer staples was additive. An underweight to Chevron Corp. and overweight to BP PLC benefited in energy, while an overweight position in CVS Health Corp. and underweight to household products (namely Procter & Gamble Co.) boosted returns in consumer staples.

•	Conversely, information technology (“IT”) was the prime detractor from relative performance, largely owing to the Fund’s tilt toward enterprise hardware and compute-intensive semiconductor companies. Key names underperformed as the magnitude of PC unit weakness in the first half of 2015 was worse than anticipated, pressuring earnings and forward guidance of several holdings with PC exposure. Micron Technology Inc. and Western Digital Corp. were the leading individual detractors within the Fund for the six-month period. Micron’s underperformance was exacerbated by forecasted higher costs as the firm invests in product lines outside of the PC end market and begins manufacturing DRAM on the next technology node; the stock sold off sharply on the unexpected cost outlook and manufacturing execution concerns. Other notable IT detractors included Hewlett-Packard Co. and Intel Corp.

•

Industrials were an additional source of weakness. Specifically, airlines struggled on concerns around capacity discipline and ticket prices, in addition to rising fuel costs. Across the sector in conglomerates, an underweight to strong-performing General Electric Co. hindered returns, as did an overweight in bellwether 3M Co., which issued a rare earnings miss on currency pressures.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Fund’s weighting in the health care and consumer discretionary sectors increased. The Fund’s weighting in the industrials and IT sectors decreased.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Fund ended the period with its largest sector overweights in health care, IT and consumer discretionary. Energy, utilities and telecommunication services were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments
Financials	31%
Health Care	18
Information Technology	15
Energy	10
Industrials	9
Consumer Discretionary	9
Consumer Staples	5
Materials	2
Utilities	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

BlackRock Large Cap Value V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[2]

Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock, of large cap companies located in the United States included at the time of purchase in the Russell 1000® Value Index.

[3]	An unmanaged index that is a subset of the Russell 1000® Index and consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended June 30, 2015
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	0.08%	7.04%	15.22%	5.90%
Class II4	0.00	6.86	15.00	5.74
Class III[4]	(0.08)	6.67	14.84	5.56[6]
Russell 1000® Value Index	(0.61)	4.13	16.50	7.05

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$1,000.80	$3.82	$1,000.00	$1,020.98	$3.86	0.77%
Class II	$1,000.00	$1,000.00	$4.81	$1,000.00	$1,019.98	$4.86	0.97%
Class III	$1,000.00	$ 999.20	$5.60	$1,000.00	$1,019.19	$5.66	1.13%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	3

Disclosure of Expenses	BlackRock Large Cap Value V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Large Cap Value V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.7%
Raytheon Co.	14,995	$1,434,722
Rockwell Collins, Inc.	5,500	507,925

		1,942,647
Air Freight & Logistics — 1.4%
FedEx Corp.	9,010	1,535,304
Airlines — 1.1%
Southwest Airlines Co.	18,140	600,253
United Continental Holdings, Inc. (a)	11,400	604,314

		1,204,567
Auto Components — 1.4%
Lear Corp.	13,380	1,502,039
Banks — 19.4%
Bank of America Corp.	241,613	4,112,253
Citigroup, Inc.	74,368	4,108,088
JPMorgan Chase & Co.	76,396	5,176,593
SunTrust Banks, Inc.	47,820	2,057,216
U.S. Bancorp	78,335	3,399,739
Wells Fargo & Co.	45,650	2,567,356

		21,421,245
Beverages — 1.1%
Molson Coors Brewing Co., Class B	17,000	1,186,770
Biotechnology — 0.7%
Amgen, Inc.	5,160	792,163
Capital Markets — 2.3%
The Goldman Sachs Group, Inc.	12,478	2,605,282
Chemicals — 0.8%
Cabot Corp.	5,134	191,447
The Dow Chemical Co.	13,250	678,003

		869,450
Communications Equipment — 3.7%
Brocade Communications Systems, Inc.	79,174	940,587
Cisco Systems, Inc.	113,200	3,108,472

		4,049,059
Construction & Engineering — 1.0%
AECOM (a)	34,300	1,134,644
Consumer Finance — 2.2%
Discover Financial Services	23,675	1,364,153
SLM Corp. (a)	106,358	1,049,753

		2,413,906
Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc., Class B (a)	5,265	716,619
Energy Equipment & Services — 1.2%
Atwood Oceanics, Inc. (b)	35,730	944,701

Common Stocks	Shares	Value
Energy Equipment & Services (concluded)
Halliburton Co.	3,230	$139,116
Weatherford International PLC (a)	21,090	258,774

		1,342,591
Food & Staples Retailing — 3.6%
CVS Health Corp.	27,645	2,899,408
Wal-Mart Stores, Inc.	15,220	1,079,555

		3,978,963
Food Products — 0.6%
Pilgrim’s Pride Corp. (b)	11,080	254,508
Tyson Foods, Inc., Class A	9,800	417,774

		672,282
Health Care Equipment & Supplies — 0.1%
Medtronic PLC	1,530	113,373
Health Care Providers & Services — 10.2%
Aetna, Inc.	21,700	2,765,882
Cigna Corp.	13,510	2,188,620
Humana, Inc.	4,860	929,621
Laboratory Corp. of America Holdings (a)	10,210	1,237,656
UnitedHealth Group, Inc.	18,790	2,292,380
Universal Health Services, Inc., Class B	13,311	1,891,493

		11,305,652
Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	40,165	1,983,749
Household Products — 0.1%
The Procter & Gamble Co.	1,400	109,536
Industrial Conglomerates — 2.5%
3M Co.	12,595	1,943,409
General Electric Co.	30,855	819,817

		2,763,226
Insurance — 5.2%
American International Group, Inc.	62,400	3,857,568
The Chubb Corp.	4,165	396,258
The Travelers Cos., Inc.	15,210	1,470,199

		5,724,025
IT Services — 2.5%
Amdocs Ltd.	15,951	870,765
DST Systems, Inc.	9,040	1,138,859
Total System Services, Inc.	18,551	774,875

		2,784,499
Machinery — 1.2%
Parker-Hannifin Corp.	11,000	1,279,630
Media — 2.1%
Comcast Corp., Class A	39,630	2,383,348

Portfolio Abbreviations

ADR	American Depositary Receipts
SPDR	Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	5

Schedule of Investments (continued)	BlackRock Large Cap Value V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Multiline Retail — 1.0%
Macy’s, Inc.	16,000	$1,079,520
Multi-Utilities — 0.7%
Public Service Enterprise Group, Inc.	18,700	734,536
Oil, Gas & Consumable Fuels — 8.4%
BP PLC — ADR	54,400	2,173,824
Chevron Corp.	2,560	246,963
Exxon Mobil Corp.	37,490	3,119,168
Hess Corp.	13,090	875,459
Marathon Petroleum Corp.	7,770	406,449
PBF Energy, Inc., Class A	8,810	250,380
Suncor Energy, Inc.	63,565	1,749,309
Tesoro Corp.	5,249	443,068

		9,264,620
Paper & Forest Products — 0.9%
Domtar Corp.	23,650	979,110
Pharmaceuticals — 6.1%
AstraZeneca PLC — ADR	16,800	1,070,328
Johnson & Johnson	7,995	779,193
Merck & Co., Inc.	23,075	1,313,660
Pfizer, Inc.	40,790	1,367,689
Teva Pharmaceutical Industries Ltd. — ADR	38,173	2,256,024

		6,786,894
Semiconductors & Semiconductor Equipment — 3.2%
Intel Corp.	77,970	2,371,458
Micron Technology, Inc. (a)	51,640	972,898
NVIDIA Corp.	10,000	201,100

		3,545,456
Software — 1.1%
Microsoft Corp.	12,410	547,901
Oracle Corp.	17,640	710,892

		1,258,793

Common Stocks	Shares	Value
Specialty Retail — 2.5%
Lowe’s Cos., Inc.	41,960	$2,810,061
Technology Hardware, Storage & Peripherals — 3.9%
EMC Corp.	50,890	1,342,987
Hewlett-Packard Co.	37,807	1,134,588
Seagate Technology PLC	1,680	79,800
Western Digital Corp.	22,780	1,786,408

		4,343,783
Total Common Stocks — 96.3%		106,617,342

Investment Companies — 0.5%
Utilities Select Sector SPDR Fund (b)	12,600	522,396
Total Long-Term Investments (Cost — $82,173,890) — 96.8%		107,139,738

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (c)(d)	973,849	973,849
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.23% (c)(d)(e)	$1,434	1,433,897
Total Short-Term Securities (Cost — $2,407,746) — 2.2%		2,407,746
Total Investments (Cost — $84,581,636) — 99.0%		109,547,484
Other Assets Less Liabilities — 1.0%		1,123,704

Net Assets — 100.0%		$110,671,188

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the six months ended June 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Net Activity	Shares/Beneficial Interest Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	626,837	347,012	973,849	$ 644
BlackRock Liquidity Series, LLC, Money Market Series	—	$1,433,897	$1,433,897	$2,820	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (concluded)	BlackRock Large Cap Value V.I. Fund

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$106,617,342	—	—	$106,617,342
Investment Companies	522,396	—	—	522,396
Short-Term Securities	973,849	$1,433,897	—	2,407,746

Total	$108,113,587	$1,433,897	—	$109,547,484

[1]	See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, collateral on securities loaned at value of $(1,433,897) is categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	7

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)	BlackRock Large Cap Value V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $1,392,876) (cost — $82,173,890)	$107,139,738
Investments at value — affiliated (cost — $2,407,746)	2,407,746
Receivables:
Investments sold	2,795,457
Securities lending income — affiliated	745
Capital shares sold	4,702
Dividends — affiliated	138
Dividends — unaffiliated	125,562
From the Manager	37,185
Prepaid expenses	264

Total assets	112,511,537

Liabilities
Collateral on securities loaned at value	1,433,897
Payables:
Investments purchased	227,345
Capital shares redeemed	17,449
Distribution fees	1,095
Investment advisory fees	60,086
Officer’s and Directors’ fees	1,396
Other affiliates	579
Transfer agent fees	60,755
Other accrued expenses payable	37,747

Total liabilities	1,840,349

Net Assets	$110,671,188

Net Assets Consist of
Paid-in capital	$80,697,479
Undistributed net investment income	650,314
Accumulated net realized gain	4,357,547
Net unrealized appreciation (depreciation)	24,965,848

Net Assets	$110,671,188

Net Asset Value
Class I — Based on net assets of $102,468,409 and 8,037,634 shares outstanding, 100 million shares authorized, $0.10 par value	$12.75

Class II — Based on net assets of $6,278,426 and 491,661 shares outstanding, 100 million shares authorized, $0.10 par value	$12.77

Class III — Based on net assets of $1,924,353 and 152,687 shares outstanding, 100 million shares authorized, $0.10 par value	$12.60

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)	BlackRock Large Cap Value V.I. Fund

Investment Income
Dividends — unaffiliated	$1,086,133
Securities lending — affiliated — net	2,820
Dividends — affiliated	644
Foreign taxes withheld	(7,706)

Total income	1,081,891

Expenses
Investment advisory	417,291
Transfer agent	2,449
Transfer agent — Class I	107,873
Transfer agent — Class II	4,150
Transfer agent — Class III	1,794
Professional	23,279
Accounting services	15,608
Officer and Directors	9,335
Custodian	7,546
Printing	6,355
Distribution — Class II	3,267
Distribution — Class III	2,417
Miscellaneous	3,727

Total expenses	605,091
Less fees waived by the Manager	(56,190)
Less transfer agent fees reimbursed — Class I	(107,873)
Less transfer agent fees reimbursed — Class II	(3,085)
Less transfer agent fees reimbursed — Class III	(730)

Total expenses after fees waived and reimbursed	437,213

Net investment income	644,678

Realized and Unrealized Gain (Loss)
Net realized gain from investments	4,318,137
Net change in unrealized appreciation (depreciation) on investments	(4,859,419)

Total realized and unrealized loss	(541,282)

Net Increase in Net Assets Resulting from Operations	$103,396

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	9

Statements of Changes in Net Assets	BlackRock Large Cap Value V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$644,678	$1,260,638
Net realized gain	4,318,137	15,921,385
Net change in unrealized appreciation (depreciation)	(4,859,419)	(3,982,971)

Net increase in net assets resulting from operations	103,396	13,199,052

Distributions to Shareholders From[1]
Net investment income:
Class I	—	(1,205,217)
Class II	—	(35,033)
Class III	—	(14,752)
Net realized gain:
Class I	—	(14,653,547)
Class II	—	(535,310)
Class III	—	(247,653)

Decrease in net assets resulting from distributions to shareholders	—	(16,691,512)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(4,935,403)	(2,998,061)

Net Assets
Total decrease in net assets	(4,832,007)	(6,490,521)
Beginning of period	115,503,195	121,993,716

End of period	$110,671,188	$115,503,195

Undistributed net investment income, end of period	$650,314	$5,636

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Financial Highlights	BlackRock Large Cap Value V.I. Fund

	Class I
	Six Months Ended June 30, 2015	Year Ended December 31,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$12.74	$13.22	$10.73	$9.59	$9.80	$9.13

Net investment income[1]	0.07	0.15	0.14	0.15	0.12	0.10
Net realized and unrealized gain (loss)	(0.06)	1.47	3.46	1.15	(0.19)	0.68

Net increase (decrease) from investment operations	0.01	1.62	3.60	1.30	(0.07)	0.78

Distributions from:[2]
Net investment income	—	(0.16)	(0.16)	(0.16)	(0.14)	(0.11)
Net realized gain	—	(1.94)	(0.95)	—	—	—

Total distributions	—	(2.10)	(1.11)	(0.16)	(0.14)	(0.11)

Net asset value, end of period	$12.75	$12.74	$13.22	$10.73	$9.59	$9.80

Total Return[3]
Based on net asset value	0.08%[4]	12.22%	33.61%	13.58%	(0.76)%	8.61%

Ratios to Average Net Assets
Total expenses	1.08%[5]	1.08%	1.08%	1.01%	0.88%	0.86%

Total expenses after fees waived and/or reimbursed	0.77%[5]	0.77%	0.78%	0.82%	0.88%	0.86%

Net investment income	1.17%[5]	1.10%	1.10%	1.41%	1.13%	1.08%

Supplemental Data
Net assets, end of period (000)	$102,468	$109,570	$115,094	$97,758	$98,462	$121,090

Portfolio turnover rate	11%	35%	41%	114%	117%	161%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	11

Financial Highlights (continued)	BlackRock Large Cap Value V.I. Fund

	Class II
	Six Months Ended June 30, 2015	Year Ended December 31,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$12.77	$13.25	$10.75	$9.60	$9.81	$9.14

Net investment income[1]	0.06	0.13	0.11	0.12	0.11	0.09
Net realized and unrealized gain (loss)	(0.06)	1.46	3.47	1.16	(0.19)	0.68

Net increase (decrease) from investment operations	—	1.59	3.58	1.28	(0.08)	0.77

Distributions from:[2]
Net investment income	—	(0.13)	(0.13)	(0.13)	(0.13)	(0.10)
Net realized gain	—	(1.94)	(0.95)	—	—	—

Total distributions	—	(2.07)	(1.08)	(0.13)	(0.13)	(0.10)

Net asset value, end of period	$12.77	$12.77	$13.25	$10.75	$9.60	$9.81

Total Return[3]
Based on net asset value	0.00%[4]	11.94%	33.39%	13.35%	(0.89)%	8.47%

Ratios to Average Net Assets
Total expenses	1.21%[5]	1.23%	1.20%	1.18%	1.03%	1.01%

Total expenses after fees waived and/or reimbursed	0.97%[5]	0.97%	0.98%	1.00%	1.03%	1.00%

Net investment income	0.98%[5]	0.92%	0.90%	1.22%	0.99%	0.96%

Supplemental Data
Net assets, end of period (000)	$6,278	$4,002	$5,324	$3,682	$2,909	$2,239

Portfolio turnover rate	11%	35%	41%	114%	117%	161%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Financial Highlights (concluded)	BlackRock Large Cap Value V.I. Fund

	Class III
	Six Months Ended June 30, 2015	Year Ended December 31,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$12.61	$13.12	$10.66	$9.52	$9.74	$9.07

Net investment income[1]	0.05	0.10	0.09	0.12	0.10	0.08
Net realized and unrealized gain (loss)	(0.06)	1.44	3.44	1.14	(0.20)	0.69

Net increase (decrease) from investment operations	(0.01)	1.54	3.53	1.26	(0.10)	0.77

Distributions from:[2]
Net investment income	—	(0.11)	(0.12)	(0.12)	(0.12)	(0.10)
Net realized gain	—	(1.94)	(0.95)	—	—	—

Total distributions	—	(2.05)	(1.07)	(0.12)	(0.12)	(0.10)

Net asset value, end of period	$12.60	$12.61	$13.12	$10.66	$9.52	$9.74

Total Return[3]
Based on net asset value	(0.08)%[4]	11.72%	33.16%	13.26%	(1.09)%	8.46%

Ratios to Average Net Assets
Total expenses	1.31%[5]	1.32%	1.33%	1.26%	1.13%	1.10%

Total expenses after fees waived and/or reimbursed	1.13%[5]	1.13%	1.14%	1.15%	1.13%	1.10%

Net investment income	0.81%[5]	0.73%	0.74%	1.13%	0.93%	0.85%

Supplemental Data
Net assets, end of period (000)	$1,924	$1,931	$1,576	$987	$928	$607

Portfolio turnover rate	11%	35%	41%	114%	117%	161%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	13

Notes to Financial Statements (Unaudited)	BlackRock Large Cap Value V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Value V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of June 30, 2015, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$623,746	$(623,746)	—
JP Morgan Securities LLC	124,658	(124,658)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	127,300	(127,300)	—
Morgan Stanley	26,866	(26,866)	—
National Financial Services LLC	490,306	(490,306)	—

Total	$1,392,876	$(1,392,876)	—

[1]

Collateral with a value of $1,433,897 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”), for 1940 Act purposes.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	15

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

The Manager has agreed to voluntarily waive 0.10% of its investment advisory fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice. For the six months ended June 30, 2015, the Manager waived $55,638, which is included in fees waived by the Manager in the Statement of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. For the six months ended June 30, 2015, the amount waived was $552.

For the six months ended June 30, 2015, the Fund reimbursed the Manager $578 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class II	0.05%
Class III	0.11%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.25% for Class I, 1.40% for Class II and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Directors.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2015, the Fund paid BIM $1,119 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

5. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments, excluding short-term securities, were $11,700,815 and $18,738,188, respectively.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2015, inclusive of the open tax years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$85,971,806

Gross unrealized appreciation	$26,471,555
Gross unrealized depreciation	(2,895,877)

Net unrealized appreciation	$23,575,678

7. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Fund did not borrow under the credit agreement.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	17

Notes to Financial Statements (concluded)	BlackRock Large Cap Value V.I. Fund

8. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2015, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class l
Shares sold	99,255	$1,263,337	158,048	$2,132,491
Shares issued in reinvestment of distributions	—	—	1,226,020	15,858,766
Shares redeemed	(665,429)	(8,481,809)	(1,484,399)	(20,198,249)

Net decrease	(566,174)	$(7,218,472)	(100,331)	$(2,206,992)

Class ll
Shares sold	236,543	$3,026,673	149,529	$2,046,081
Shares issued in reinvestment of distributions	—	—	43,951	570,343
Shares redeemed	(58,287)	(738,067)	(281,930)	(3,843,922)

Net increase (decrease)	178,256	$2,288,606	(88,450)	$(1,227,498)

Class lll
Shares sold	8,914	$111,572	52,860	$720,659
Shares issued in reinvestment of distributions	—	—	20,500	262,405
Shares redeemed	(9,336)	(117,109)	(40,364)	(546,635)

Net increase (decrease)	(422)	$(5,537)	32,996	$436,429

Total Net Decrease	(388,340)	$(4,935,403)	(155,785)	$(2,998,061)

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income and a long-term capital gain distribution in the following amounts per share on July 17, 2015 to shareholders of record on July 15, 2015:

	Net Investment Income	Long-Term Capital Gain
Class I	$0.000651	$0.165094
Class II	$0.000651	$0.165094
Class III	$0.000651	$0.165094

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶  BlackRock Managed Volatility V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2015	BlackRock Managed Volatility V.I. Fund

Investment Objective

BlackRock Managed Volatility V.I. Fund’s (the “Fund”) investment objective is to seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

Portfolio Management Commentary

How did the Fund perform?

•

For the six months ended June 30, 2015, the Fund outperformed both its blended benchmark (50% MSCI All Country World Index (“ACWI”) /50% Citigroup World Government Bond Index (“WGBI”) (hedged into USD)) and its performance benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

•

The Fund’s performance benefited from an overweight position in equities relative to fixed income. The most significant contributors to performance included exposure to European and Japanese equities, both of which benefited from supportive policy measures and stronger economic data during the period. Additionally, exposure to U.S. consumer stocks helped performance, primarily in the first quarter of 2015. An overweighting of Australian bonds versus U.S. bonds also aided performance, as U.S. rates rose on evidence that the domestic economy had recovered from the first quarter contraction.

•

Exposure to Indian equities was a primary detractor from performance, driven by disappointing corporate earnings and negative investor sentiment. Additionally, global equities, particularly European stocks, stumbled at the end of the period amid rising concerns over the Greek debt crisis. Within fixed income, a position designed to protect against rising U.S. interest rates detracted relative to the cash benchmark during the first quarter, as softer domestic data led to speculation that the U.S. Federal Reserve would delay its first rate hike and declining U.S. Treasury yields.

Describe recent portfolio activity.

•	The Fund gradually reduced its aggregate equity exposure due to increased uncertainty surrounding growth and monetary policy around the world. In addition, equity exposure was shifted from the U.S. to Europe and Japan following signs of weak domestic earnings growth and slowing economic momentum. The Fund also sold country-specific emerging markets positions following underperformance. Within fixed income, the Fund took measures to protect against shifts in currency exchange rates, and further diversified its credit exposure by adding to the high yield corporate bond allocation. Additionally, long positions were established in Australian and U.K. bonds versus a short position in U.S. bonds focused at the front-end of the curve, given continued divergence in global central bank policies.

•

Derivatives are used as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the use of derivatives did not have a material impact on performance.

•	The Fund held a relatively high allocation to cash as a means of reducing overall portfolio volatility. The cash position did not have a material impact on performance.

Describe portfolio positioning at period end.

•

Relative to its blended benchmark, the Fund ended the period overweight in equities and underweight in fixed income. The Fund’s equity position maintained a tilt toward Europe and Japan given supportive policy backdrops and relatively attractive valuations in those regions and, in the case of Japan, ongoing efforts to reform corporate governance. The Fund was underweight U.S. equities on concerns over the potential for heightened market volatility in the wake of any rate hike. Within U.S. fixed income, the Fund maintained a low duration profile (and correspondingly lower sensitivity to interest rate changes) versus Australian and U.K. markets, based on relative valuations and growth outlooks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Investment Companies	99%
Non-Agency Mortgage-Backed Securities	1

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

BlackRock Managed Volatility V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The Fund’s total returns prior to January 22, 2013, are the returns of the Fund when it followed different investment strategies under the name BlackRock Balanced Capital V.I. Fund.

[2]	The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market investments.

[3]

This unmanaged index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising of 23 developed and 23 emerging market country indexes.

[4]	A market capitalization weighted bond index consisting of government bond markets of 23 countries, including the United States.

[5]	A customized weighted index comprised of the returns of 50% MSCI ACWI/50% Citigroup WGBI (hedged into USD).

[6]

An unmanaged index that tracks 3-month U.S. Treasury securities. Effective June 2, 2014, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index was added to the performance benchmarks against which the Fund measures its performance.

Performance Summary for the Period Ended June 30, 2015
		Average Annual Total Returns
	6-Month Total Returns[8]	1 Year[8]	5 Years[8]	10 Years[8]
Class I7	1.31%	1.37%	8.45%	4.45%
50% MSCI ACWI/50% Citigroup WGBI (hedged into USD)	1.07	2.23	7.92	5.65
MSCI ACWI	2.66	0.71	11.93	6.41
Citigroup WGBI (hedged into USD)	(0.68)	3.54	3.49	4.07
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01	0.02	0.08	1.42

[7]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to January 22, 2013, are the returns of the Fund when it followed different investment strategies under the name BlackRock Balanced Capital V.I. Fund.

[8]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[10]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[9]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[9]	Annualized Expense Ratio
Class I	$1,000.00	$1,013.10	$4.99	$1,000.00	$1,019.84	$5.01	1.00%

[9]

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	3

Disclosure of Expenses	BlackRock Managed Volatility V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Managed Volatility V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)	Par (000)	Value
Countrywide Asset-Backed Certificates, Series 2004-5, Class A, 1.09%, 10/25/34	$7	$6,932
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 0.79%, 12/25/34	8	7,335
SASCO Mortgage Loan Trust, Series 2005-GEL2, Class A, 0.74%, 4/25/35	1	1,085
Structured Asset Investment Loan Trust, Series 2004-8, Class M4, 1.68%, 9/25/34	13	10,915
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.48%, 1/25/35	13	11,640
Total Asset-Backed Securities — 0.2%		37,907

Investment Companies	Shares
iShares 1-3 Year Credit Bond ETF (b)	10,156	1,069,731
iShares Core U.S. Aggregate Bond ETF (b)	24,611	2,677,185
iShares MSCI EAFE ETF (b)	27,461	1,743,499
SPDR Barclays International Treasury Bond ETF (c)	80,574	4,191,459
Total Investment Companies — 48.1%		9,681,874

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Collateralized Mortgage Obligations — 0.3%
Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 9/25/37	$30	$23,846
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 2A1, 2.65%, 7/27/36 (a)(d)	24	24,538
Series 2011-5R, Class 2A1, 2.76%, 8/27/46 (a)(d)	23	22,048
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 0.98%, 11/25/34 (a)	5	5,378
Total Non-Agency Mortgage-Backed Securities — 0.3%		75,810
Total Long-Term Investments (Cost — $10,505,466) — 48.6%		9,795,591

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (b)(e)	9,635,841	9,635,841
Total Short-Term Securities (Cost — $9,635,841) — 47.9%		9,635,841
Total Investments (Cost — $20,141,307) — 96.5%		19,431,432
Other Assets Less Liabilities — 3.5%		700,674

Net Assets — 100.0%		$20,132,106

Portfolio Abbreviations

AUD	Australian Dollar	EUR	Euro	MSCI	Morgan Stanley Capital
CAD	Canadian Dollar	FTSE	Financial Times Stock Exchange		International
CHF	Swiss Franc	GBP	British Pound	SPDR	Standard & Poor’s Depositary
ETF	Exchange Traded Fund	JPY	Japanese Yen		Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	5

Schedule of Investments (continued)	BlackRock Managed Volatility V.I. Fund

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Held at June 30, 2015	Value at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$8,221,571	1,414,270	[1]	$9,635,841	$9,635,841	$3,605
BlackRock Liquidity Series, LLC, Money Market Series	—	—	[1]	—	—	$2,036	[2]
iShares 1-3 Year Credit Bond ETF	10,156	—		10,156	$1,069,731	$4,760
iShares Core U.S. Aggregate Bond ETF	24,611	—		24,611	$2,677,185	$24,240
iShares MSCI EAFE ETF	27,461	—		27,461	$1,743,499	$30,517

[1]	Represents net shares/beneficial interest purchased.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(c)	Non-income producing security.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Represents the current yield as of report date.

•	As of June 30, 2015, financial futures contracts outstanding were as follows:

Contracts Long/(Short)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
19	CAC 40 10 Euro Future Index	Paris	July 2015	USD	1,013,885	$(15,771)
5	IBEX 35 Index	Madrid	July 2015	USD	600,621	(494)
(3)	AUD Currency Futures	Chicago Mercantile	September 2015	USD	230,550	1,000
10	Australian Government Bonds (10 Year)	Sydney	September 2015	USD	962,759	4,316
13	Australian Government Bonds (3 Year)	Sydney	September 2015	USD	1,112,522	1,737
(1)	CAD Currency Futures	Chicago Mercantile	September 2015	USD	79,980	1,438
(1)	CHF Currency Futures	Chicago Mercantile	September 2015	USD	134,025	579
4	DAX Index Futures	Eurex	September 2015	USD	1,226,504	(13,289)
(23)	Euro Currency Futures	Chicago Mercantile	September 2015	USD	3,207,350	50,202
4	FTSE/MIB Index Futures	Borsa-Italiana	September 2015	USD	503,311	(1,001)
(9)	GBP Currency Futures	Chicago Mercantile	September 2015	USD	884,531	(11,829)
(26)	JPY Currency Futures	Chicago Mercantile	September 2015	USD	2,659,313	(8,542)
3	Long Gilt British	NYSE Liffe	September 2015	USD	545,519	1,725
13	Nikkei 225 Index	Osaka	September 2015	USD	2,148,874	(30,438)
(14)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September 2015	USD	1,766,406	15,403
(45)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	September 2015	USD	9,852,188	(16,940)
(35)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	September 2015	USD	4,174,023	1,533

Total						$(20,371)

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (concluded)	BlackRock Managed Volatility V.I. Fund

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$37,907	—	$37,907
Investment Companies	$9,681,874	—	—	9,681,874
Non-Agency Mortgage-Backed Securities	—	75,810	—	75,810
Short-Term Securities	9,635,841	—	—	9,635,841

Total	$19,317,715	$113,717	—	$19,431,432

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$53,219	—	—	$53,219
Interest rate contracts	24,714	—	—	24,714
Liabilities:
Equity contracts	(60,993)		—	(60,993)
Foreign currency exchange contracts	(20,371)	—	—	(20,371)
Interest rate contracts	(16,940)	—	—	(16,940)

Total	$(20,371)	—	—	$(20,371)

[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$108,559	—	—	$108,559
Foreign currency at value	42,020	—	—	42,020
Cash pledged for financial futures contracts	620,200	—	—	620,200

Total	$770,779	—	—	$770,779

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	7

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)	BlackRock Managed Volatility V.I. Fund

Assets
Investments at value — unaffiliated (cost — $4,964,091)	$4,305,176
Investments at value — affiliated (cost — $15,177,216)	15,126,256
Cash	108,559
Cash pledged:
Financial futures contracts	620,200
Foreign currency at value (cost — $51,041)	42,020
Receivables:
Dividends — affiliated	717
Dividends — unaffiliated	30,517
Interest	279
From the Manager	6,842
Variation margin receivable on financial futures contracts	52,034
Prepaid expenses	51

Total assets	20,292,651

Liabilities
Payables:
Capital shares redeemed	41,633
Custodian fees	4,626
Investment advisory fees	6,091
Officer’s and Directors’ fees	425
Other affiliates	116
Pricing fees	2,863
Professional fees	41,675
Transfer agent fees	12,748
Variation margin payable on financial futures contracts	38,246
Other accrued expenses payable	12,122

Total liabilities	160,545

Net Assets	$20,132,106

Net Assets Consist of
Paid-in capital	$19,909,526
Undistributed net investment loss	(63,238)
Undistributed net realized gain	1,025,082
Net unrealized appreciation (depreciation)	(739,264)

Net Assets	$20,132,106

Net Asset Value
Class I — Based on net assets of $20,132,106 and 1,450,033 shares outstanding, 100 million shares authorized, $0.10 par value	$13.88

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)	BlackRock Managed Volatility V.I. Fund

Investment Income
Dividends — affiliated	$63,122
Dividends — unaffiliated	(26,095)[1]
Interest	2,287
Securities lending — affiliated — net	2,036

Total income	41,350

Expenses
Investment advisory	57,375
Professional	49,796
Transfer agent	2,473
Transfer agent — Class I	21,055
Printing	10,188
Accounting services	6,087
Officer and Directors	2,595
Custodian	1,488
Miscellaneous	2,049

Total expenses	153,106
Less fees waived by Manager	(27,407)
Less transfer agent fees reimbursed — Class I	(21,055)

Total expenses after fees waived and/or reimbursed	104,644

Net investment loss	(63,294)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	82,982
Financial futures contracts	714,718
Swaps	78,289
Foreign currency transactions	(31,002)

844,987

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(341,091)
Investments — affiliated	41,317
Financial futures contracts	(132,133)
Swaps	(43,955)
Foreign currency translations	(3,146)

(479,008)

Net realized and unrealized gain	365,979

Net Increase in Net Assets Resulting from Operations	$302,685

[1]	Amount consists of dividend income redesignated as realized gains during the period.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	9

Statements of Changes in Net Assets	BlackRock Managed Volatility V.I. Fund

Decrease in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income (loss)	$(63,294)	$56,779
Net realized gain	844,987	1,474,692
Net change in unrealized appreciation (depreciation)	(479,008)	(1,029,893)

Net increase in net assets resulting from operations	302,685	501,578

Distributions to Shareholders From[1]
Net realized gain	—	(1,545,799)

Decrease in net assets resulting from distributions to shareholders	—	(1,545,799)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(1,453,321)	(1,765,081)

Net Assets
Total decrease in net assets	(1,150,636)	(2,809,302)
Beginning of period	21,282,742	24,092,044

End of period	$20,132,106	$21,282,742

Undistributed net investment income (loss), end of period	$(63,238)	$56

1 Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Financial Highlights	BlackRock Managed Volatility V.I. Fund

	Class I
	Six Months
	Ended
	June 30,
	2015		Year Ended December 31,

	(Unaudited)		2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$13.70		$14.41	$13.28	$12.26	$12.07	$11.30

Net investment income (loss)[1]	(0.04)		0.04	0.07	0.20	0.21	0.18
Net realized and unrealized gain	0.22		0.29	1.60	1.01	0.26	0.81

Net increase (decrease) from investment operations	0.18		0.33	1.67	1.21	0.47	0.99

Distributions from:[2]
Net investment income	—		—	(0.13)	(0.19)	(0.28)	(0.22)
Net realized gain	—		(1.04)	(0.41)	—	—	—

Total distributions	—		(1.04)	(0.54)	(0.19)	(0.28)	(0.22)

Net asset value, end of period	$13.88		$13.70	$14.41	$13.28	$12.26	$12.07

Total Return[3]
Based on net asset value	1.31%[4]		2.28%	12.62%	9.88%	3.84%	8.76%

Ratios to Average Net Assets
Total expenses	1.47	%5,[6]	1.60%[5]	1.78%[7]	1.36%	1.16%	1.14%

Total expenses after fees waived and/or reimbursed	1.00	%5,[6]	1.07%[5]	1.23%[7]	1.22%	1.14%	1.14%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.00	%5,[6]	1.07%[5]	1.23%[7]	1.22%	1.13%	1.10%

Net investment income (loss)	(0.61)%[5,6]		0.25%[5]	0.47%[7]	1.49%	1.71%	1.60%

Supplemental Data
Net assets, end of period (000)	$20,132		$21,283	$24,092	$25,975	$26,860	$29,641

Portfolio turnover rate[8]	0%		64%	241%	502%	570%	730%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.23%.

[6]	Annualized.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.22%.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months
	Ended
	June 30,
	2015	Year Ended December 31,

	(Unaudited)	2014	2013	2012	2011	2010

Portfolio turnover rate (excluding MDRs)	0%	64%	229%	400%	400%	547%

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	11

Notes to Financial Statements (Unaudited)	BlackRock Managed Volatility V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Managed Volatility V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by the BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts and swaps), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	13

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investments in IOs.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as investment companies in the Fund’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund invests in long and/or short positions in financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	15

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2015
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Equity contracts	Net unrealized appreciation (depreciation)[1]	—	$60,993
Foreign currency exchange contracts	Net unrealized appreciation (depreciation)[1]	$53,219	20,371
Interest rate contracts	Net unrealized appreciation (depreciation)[1]	24,714	16,940
Total		$77,933	$98,304

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2015
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation (Depreciation) on
Equity contracts:
Financial futures contracts	$ 566,615	$ (42,116)
Swaps	78,289	(43,955)
Foreign currency exchange contracts:
Financial futures contracts	347,583	(91,377)
Interest rate contracts:
Financial futures contracts	(199,480)	1,360

Total	$ 793,007	$(176,088)

For the six months ended June 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts - Long	$8,343,810
Average notional value of contracts - Short	$23,065,799
Total return swaps:
Average notional value	$336,855

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrictor prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

As of June 30, 2015, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$52,034	$38,249

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$52,034	$38,249

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(52,034)	$(38,249)

Total derivative assets and liabilities subject to an MNA	—	—

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.55%
$1 Billion - $3 Billion	0.52%
$3 Billion - $5 Billion	0.50%
$5 Billion - $10 Billion	0.48%
Greater than $ 10 Billion	0.47%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by Manager of its affiliates, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the six months ended June 30, 2015, the amount waived was $3,130.

The Manager entered into sub-advisory agreements with BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BNA”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BIL, BNA and BSL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended June 30, 2015, the Fund reimbursed the Manager $112 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	17

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse all such fees for Class I Shares. The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed — Class I in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is 1.00% for Class I Shares. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Directors. This amount is included in fees waived by Manager in the Statement of Operations. For the six months ended June 30, 2015, the amount waived was $24,277.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2015, the Fund paid BIM $508 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments, including paydowns and excluding short-term securities, were $0 and $2,368,518, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (concluded)	BlackRock Managed Volatility V.I. Fund

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2015, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$20,141,251

Gross unrealized appreciation	$9,349
Gross unrealized depreciation	(719,168)

Net unrealized depreciation	$(709,819)

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

10. Capital Share Transactions:

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
Class I	Shares	Amount	Shares	Amount
Shares sold	2,248	$31,756	13,500	$197,483
Shares issued in reinvestment of distributions	—	—	111,166	1,545,799
Shares redeemed	(106,049)	(1,485,077)	(242,976)	(3,508,363)
Net decrease	(103,801)	$(1,453,321)	(118,310)	$(1,765,081)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a short-term capital gain and a long-term capital gain distribution in the following amounts per share on July 17, 2015 to shareholders of record on July 15, 2015 as follows:

	Short-Term Capital Gain	Long-Term Capital Gain
Class I	$0.109238	$0.114271

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	19

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Money Market V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Money Market Overview	BlackRock Money Market V.I. Fund

For the Six-Month Period Ended June 30, 2015

The Federal Open Market Committee (the “FOMC”) left the federal funds rate unchanged at the target range of 0.00% to 0.25% throughout the first half of 2015. The FOMC’s statement at the conclusion of the March 18th meeting read “that an increase in the target range for the federal funds rate remains unlikely at the April Committee meeting,” but the FOMC “anticipates that it will be appropriate to raise the target range when it sees further improvement in the labor market.” This language marked a departure from previous statements in which the FOMC said “it can be patient in beginning to normalize the stance of monetary policy.” The removal of the word “patient” was viewed by the market as a small but meaningful step toward the beginning of higher rates.

As the period progressed, economic growth appeared to rebound from the soft patch caused by temporary factors earlier in the year. While the FOMC acknowledged at their June 17th meeting that “the underutilization of labor resources diminished somewhat,” continued weakness in broad inflation measures prompted the FOMC to remain patient in regard to raising interest rates. Several Federal Reserve (“Fed”) officials subsequently indicated that the September meeting continues to be the likely date for a “lift-off” of the anticipated rate hiking cycle if economic activity accelerates as expected. This outlook, however, is becoming increasingly clouded by events in overseas markets. Specifically, the FOMC could forestall the beginning of the normalization of monetary policy should U.S. markets be materially affected by the recent turmoil in Greece, Puerto Rico or China.
Chairwoman Yellen followed the release of the June statement with a scheduled press conference in which she further clarified the FOMC’s views. While Ms. Yellen did say she expects the FOMC will raise rates in 2015, she stated that the decision would be driven by economic data and played down the importance of timing. She stressed that the date of the first rate increase is less important than the trajectory of subsequent increases, affirming that the tightening cycle would be “gradual” and not follow a “mechanical formula.”

In the eurozone, the European Central Bank (“ECB”) elected to maintain its deposit rate at a negative 0.20%. At the ECB’s most recent meeting, President Mario Draghi said that he expects the economic recovery in the eurozone to broaden as easier credit conditions, a lower euro and cheaper oil have added to the pace of growth. The ECB forecasted eurozone growth rates at 1.5% for the year 2015 and 1.9% in 2016. Regarding Greece, Mario Draghi said that the “situation is in evolution” and that the ECB will continue to “monitor the situation very closely.”

London Interbank Offered Rates (“LIBOR”) moved higher over the period amid speculation of a possible rate hike from the FOMC in mid- to late-2015. The benchmark three-month LIBOR ended the period at 0.283%, which is nearly three basis points (0.03%) higher than it had been six months prior.

After an extended period of calm conditions, the short-term tax-exempt market began to show weakness as April 15 personal income tax payments due were much larger than expected, forcing significant outflows from money market mutual funds. In order to satisfy the large amount of shareholder withdrawals, money funds broadly sold variable rate demand notes (“VRDNs”) back to dealers, causing dealer inventories to swell. As supply increased, the rates on VRDNs moved higher for the first time in 2015. After remaining at its all-time low of 0.02% for nearly the entire first quarter of 2015, the benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt VRDNs, moved higher in April and touched a recent high of 0.11% in late April and May. The month of June, however, ushered some demand back into the VRDN market as money funds sought to quickly reinvest the seasonal inflows of bond coupons from their holdings. The SIFMA Index dropped to 0.07% by June 30; which still seemed relatively generous given that the average rate for the overall 6-month period ended June 30 was only 0.05%. (The SIFMA Index is a highly relevant measure for tax-exempt money market mutual funds because VRDNs make up the bulk of their assets.)

Given the continued improvement in the fiscal health of state and local municipal issuers, their need for short-term borrowing declined for the fifth consecutive year, resulting in a lower supply of one-year fixed-rate notes in the municipal market and keeping one-year rates relatively low. However, expectations for a federal funds rate hike before the year ends have caused some upward pressure, albeit modest, on one-year rates. Consequently, the Municipal Market Advisors AAA General Obligation One-Year Index yield increased from 0.19% on January 1, 2015 to 0.29% on June 30, 2015.

Municipal money fund investors continue to be very selective within one-year maturities. As the FOMC’s change in monetary policy remains on the horizon and fund investors face unprecedented money market fund reform, there is widespread desire to maintain defensive positioning with higher levels of liquidity and shorter weighted average maturities. We expect one-year levels to continue to move higher throughout the summer “note season,” when municipalities issue the bulk of their one-year tax and revenue anticipation notes. Thus, issuers will soon need to offer greater yield premiums to entice buyers to extend out to the full year maturity, which would cause the short-term municipal yield curve to steepen.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Fund Summary as of June 30, 2015	BlackRock Money Market V.I. Fund

Investment Objective

BlackRock Money Market V.I. Fund’s (the “Fund”) investment objective is to seek to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing.

On May 13, 2015, the Board of Directors of the Fund approved changes to the Fund’s name and principal investment strategies. The Fund will change its name to BlackRock Government Money Market V.I. Fund. Under its new principal investment strategies, the Fund will invest at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. These changes become effective on September 1, 2015.

Yields	7-Day SEC Yield	7-Day Yield
Class I	0.00%	0.00%

Portfolio Composition	Percent of Net Assets

Repurchase Agreements	39%
Commercial Paper	21
U.S. Treasury Obligations	12
Municipal Bonds	11
Certificates of Deposit	10
U.S. Government Sponsored Agency Obligations	7
Total	100%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, acquired fund fees and expenses and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical expense with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example
	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,000.00	$0.99	$1,000.00	$1,023.80	$1.00	0.20%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	3

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Money Market V.I. Fund
(Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Domestic — 10.1%
Bank of America N.A., 0.27%, 9/02/15	$8,200	$8,200,000
BMO Harris Bank N.A., 0.29%, 8/27/15 (a)	9,000	9,000,000
Total Certificates of Deposit — 10.1%		17,200,000

Commercial Paper (b)
Charta LLC, 0.21%, 8/28/15	2,000	1,999,323
Ciesco LLC:
0.28%, 8/06/15	5,000	4,998,600
0.28%, 8/11/15	4,000	3,998,724
Collateralized Commercial Paper Co. LLC, 0.24%, 7/16/15	2,000	1,999,800
Collateralized Commercial Paper II Co. LLC:
0.40%, 7/07/15	1,000	999,933
0.39%, 7/17/15	5,000	4,999,133
CRC Funding LLC, 0.31%, 9/21/15	7,000	6,995,057
Jupiter Securitization Co. LLC:
0.27%, 7/07/15	3,000	2,999,865
0.26%, 8/13/15	2,000	1,999,379
Old Line Funding LLC, 0.30%, 10/07/15	5,000	4,995,917
Total Commercial Paper — 21.2%		35,985,731

Municipal Bonds (c)
Jets Stadium Development LLC Series 2014A-4B VRDN, 0.14%, 7/07/15 (c)	6,000	6,000,000
New York State HFA RB (10 Barclay Street Project) Series 2004A VRDN (Fannie Mae Guaranty), 0.07%, 7/07/15	5,000	5,000,000
New York State HFA RB (Biltmore Tower Housing Project) Series 2002A VRDN (Fannie Mae Guaranty), 0.06%, 7/07/15	3,000	3,000,000
New York State HFA RB (Victory Housing Project) Series 2001A VRDN (Freddie Mac Guaranty, Freddie Mac SBPA), 0.06%, 7/07/15	5,000	5,000,000
Total Municipal Bonds — 11.2%		19,000,000

U.S. Government Sponsored Agency Obligations	Par (000)	Value
Federal Farm Credit Bank Variable Rate Notes, 0.22%, 7/20/15 (a)	$2,300	$2,300,061
Federal Home Loan Bank Discount Notes: (b)
0.13%, 10/02/15	2,000	1,999,354
0.15%, 11/04/15	3,900	3,897,953
Freddie Mac Variable Rate Notes, 0.18%, 11/25/15 (a)	4,000	4,000,000
Total U.S. Government Sponsored Agency Obligations — 7.2%		12,197,368

U.S. Treasury Obligations
U.S. Treasury Bills, 0.29%, 6/23/16 (b)	3,000	2,991,647
U.S. Treasury Notes:
0.25%, 7/15/15	4,000	4,000,146
0.25%, 8/15/15	2,000	2,000,378
1.25%, 8/31/15	5,000	5,009,443
0.08%, 4/30/16 (a)	4,200	4,200,007
0.09%, 4/30/17 (a)	2,000	1,999,926
Total U.S. Treasury Obligations — 11.9%		20,201,547

Repurchase Agreements
BNP Paribas Securities Corp., 0.10%, 7/01/15 (Purchased on 6/30/15 to be repurchased at $12,000,033, collateralized by various U.S. government sponsored agency obligations, 2.50% to 4.50% due from 8/15/39 to 5/01/45, aggregate original par and fair value of $17,150,732 and $12,330,001, respectively)	12,000	12,000,000
Total Value of BNP Paribas Securities Corp. (collateral value of $12,330,001)		12,000,000
Credit Suisse Securities (USA) LLC, 0.40%, 7/01/15 (c) (Purchased on 11/10/14 to be repurchased at $5,559,470, collateralized by corporate/debt obligation, 0.00% due at 4/25/45, aggregate original par and fair value of $6,650,000 and $6,650,000, respectively)	5,539	5,539,000
Total Value of Credit Suisse Securities (USA) LLC (collateral value of $6,650,000)		5,539,000

Portfolio Abbreviations
HFA	Housing Finance Agency	SBPA	Stand-by Bond Purchase	VRDN	Variable Rate Demand Notes
RB	Revenue Bonds		Agreement

See Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Money Market V.I. Fund
(Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Goldman Sachs & Co., 0.16%, 7/01/15 (Purchased on 6/24/15 to be repurchased at $8,000,249, collateralized by various U.S. government sponsored agency obligations, 1.36% to 4.50% due from 4/20/45 to 8/16/52, aggregate original par and fair value of $72,878,551 and $8,880,000, respectively)	$8,000	$8,000,000
Total Value of Goldman Sachs & Co. (collateral value of $8,880,000)		8,000,000
JPMorgan Securities LLC, 0.12%, 7/01/15 (Purchased on 6/30/15 to be repurchased at $10,000,033, collateralized by U.S. Treasury obligation, 2.63% due at 11/15/20, aggregate original par and fair value of $9,735,000 and $10,202,000, respectively)	10,000	10,000,000
Total Value of JPMorgan Securities LLC (collateral value of $10,202,000)		10,000,000
Mizuho Securities USA, Inc., 1.13%, 8/03/15 (c) (Purchased on 3/04/13 to be repurchased at $2,158,139, collateralized by corporate/debt obligation, 0.59% due at 1/25/36, aggregate original par and fair value of $3,316,836 and $2,520,000, respectively)	2,100	2,100,000

Repurchase Agreements	Par (000)	Value
Mizuho Securities USA, Inc., 0.15%, 7/01/15 (Purchased on 6/30/15 to be repurchased at $4,000,017, collateralized by Ginnie Mae Bond, 5.92% due at 7/16/43, aggregate original par and fair value of $30,344,127 and $4,280,000, respectively)	$4,000	$4,000,000
Total Value of Mizuho Securities USA, Inc. (collateral value of $6,800,000)		6,100,000
Morgan Stanley & Co. LLC, 0.09%, 7/01/15 (Purchased on 6/30/15 to be repurchased at $11,571,029, collateralized by Ginnie Mae Bond, 4.00% due at 4/20/45, aggregate original par and fair value of $11,120,905 and $11,802,420, respectively)	11,571	11,571,000
Total Value of Morgan Stanley & Co. LLC (collateral value of $11,802,420)		11,571,000
RBC Capital Markets, LLC, 0.09%, 7/01/15 (Purchased on 6/30/15 to be repurchased at $12,000,030, collateralized by various U.S. government sponsored agency obligations, 0.00% to 8.21% due from 5/15/27 to 4/20/45, aggregate original par and fair value of $169,078,472 and $12,760,113, respectively)	12,000	12,000,000
Total Value of RBC Capital Markets, LLC (collateral value of $12,760,113)		12,000,000
Total Repurchase Agreements — 38.4%		65,210,000
Total Investments (Cost — $169,794,646*) — 100.0%		169,794,646
Liabilities in Excess of Other Assets — 0.0%		(53,533)

Net Assets — 100.0%		$169,741,113

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Variable rate security. Rate shown is as of report date.

(b)	Rate shown reflects the discount rate at the time of purchase.

(c)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	5

Schedule of Investments (concluded)	BlackRock Money Market V.I. Fund

As of June 30, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$169,794,646	—	$169,794,646

[1]	See above Schedule of Investments for values in each security type.

During the period ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)	BlackRock Money Market V.I. Fund

Assets
Investments at value (cost — $104,584,646)	$104,584,646
Repurchase agreements at value (cost — $65,210,000)	65,210,000
Receivables:
Capital shares sold	48,000
Interest	34,804
From the Manager	3,492
Prepaid expenses	879

Total assets	169,881,821

Liabilities
Payables:
Capital shares redeemed	62,094
Investment advisory fees	23,075
Professional fees	20,810
Transfer agent fees	20,692
Officer’s and Directors’ fees	1,734
Other affiliates	788
Other accrued expenses payable	11,515

Total liabilities	140,708

Net Assets	$169,741,113

Net Assets Consist of
Paid-in capital	$169,734,109
Accumulated net realized gain	7,004

Net Assets	$169,741,113

Net Asset Value
Class I — Based on net assets of $169,741,113 and 169,738,250 shares outstanding, 3.3 billion shares authorized, $0.10 par value	$1.00

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	7

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)	BlackRock Money Market V.I. Fund

Investment Income
Interest	$208,944

Expenses
Investment advisory	524,678
Transfer agent	2,482
Transfer agent — Class I	29,598
Professional	22,184
Custodian	11,009
Officer and Directors	9,954
Accounting services	5,581
Miscellaneous	8,769

Total expenses	614,255
Less fees waived by the Manager	(375,751)
Less transfer agent fees reimbursed	(29,598)

Total expenses after fees waived and/or reimbursed	208,906

Net investment income	38

Realized Gain
Net realized gain from investments	3,960

Net Increase in Net Assets Resulting from Operations	$3,998

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Statements of Changes in Net Assets	BlackRock Money Market V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$38	$75
Net realized gain	3,960	17,240

Net increase in net assets resulting from operations	3,998	17,315

Distributions to Shareholders From[1]
Net investment income	(38)	(824)
Net realized gain	—	(13,538)

Decrease in net assets resulting from distributions to shareholders	(38)	(14,362)

Capital Share Transactions
Net proceeds from sales of shares	94,401,375	321,593,820
Reinvestment of distributions	37	14,060
Cost of shares redeemed	(152,905,610)	(272,939,329)

Net increase (decrease) in net assets derived from capital share transactions	(58,504,198)	48,668,551

Net Assets
Total increase (decrease) in net assets	(58,500,238)	48,671,504
Beginning of period	228,241,351	179,569,847

End of period	$169,741,113	$228,241,351

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	9

Financial Highlights	BlackRock Money Market V.I. Fund

	Class I
	Six Months Ended June 30, 2015	Year Ended December 31,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[1]	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000
Net realized gain	0.0000 [1]	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0000	0.0001	0.0000	0.0000	0.0000	0.0000

Distributions from:[2]
Net investment income[3]	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
Net realized gains	(0.0000)[3]	(0.0001)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]

Total distributions	(0.0000)	(0.0001)	(0.0000)	(0.0000)	(0.0000)	(0.0000)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.00%[5]	0.01%	0.00%	0.00%	0.00%	0.00%

Ratios to Average Net Assets
Total expenses	0.59%[6]	0.61%	0.63%	0.61%	0.58%	0.58%

Total expenses after fees waived and/or reimbursed	0.20%[6]	0.17%	0.20%	0.25%	0.24%	0.30%

Net investment income	0.00%[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of period (000)	$169,741	$228,241	$179,570	$198,888	$235,527	$236,788

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (Unaudited)	BlackRock Money Market V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The Funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Money Market Fund V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Repurchase Agreements: The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain eligible collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	11

Notes to Financial Statements (continued)	BlackRock Money Market V.I. Fund

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion - $2 Billion	0.450%
$2 Billion - $3 Billion	0.400%
$3 Billion - $4 Billion	0.375%
$4 Billion - $7 Billion	0.350%
$7 Billion - $10 Billion	0.325%
$10 Billion - $ 15 Billion	0.300%
Greater than $15 Billion	0.290%

The Manager voluntarily agreed to waive a portion of the investment advisory fees to enable the Fund to maintain minimum levels of daily net investment income. This amount is reported in the Statement of Operations as fees waived by the Manager.

For the six months ended June 30, 2015, the Fund reimbursed the Manager $1,036 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses to 0.02% of average daily net assets.

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is 1.25% for Class I until May 1, 2016. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the six months ended June 30, 2015, the sales transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $1,900,145.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock Money Market V.I. Fund

5. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2015, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

6. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security, to sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Fund.

The Fund may invest in municipal bonds below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain obligations held by the Fund have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Fund monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance period for amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. On May 13, 2015, the Board of Directors of the Fund approved changes to the Fund’s name and principal investment strategies. The Fund will change its name to BlackRock Government Money Market V.I. Fund. Under its new principal investment strategies, the Fund will invest at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. These changes become effective on September 1, 2015.

7. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	13

Notes to Financial Statements (concluded)	BlackRock Money Market V.I. Fund

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a short-term capital gain distribution of $0.000018 per share on July 17, 2015 to shareholders of record on July 15, 2015.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock S&P 500 Index V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2015	BlackRock S&P 500 Index V.I. Fund

Investment Objective

BlackRock S&P 500 Index V.I. Fund’s (the “Fund”) investment objective is to seek investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard and Poor’s (“S&P”) 500® Index.

Portfolio Management Commentary

How did the Fund perform?

•	For the six months ended June 30, 2015, the Fund’s Class I and Class II Shares returned 1.07% and 0.98%, respectively, while the benchmark S&P 500® Index returned 1.23%.

•	Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

•

The year started with U.S. stock prices falling as lower oil prices punished the energy sector and the negative impact of a stronger dollar began to show in the earnings of large global exporting companies. High valuations in U.S. stocks drove equity investors toward more appealing opportunities overseas. U.S. stocks rebounded in February thanks to increased merger and acquisition activity and strong earnings reports from cyclical technology companies. However, stock prices came under pressure again in March as an improving labor market furthered the appreciation of the U.S. dollar and raised investors’ focus on the timing of an expected Federal Reserve move toward tightening policy. U.S. equities came back into favor in April, after a powerful rally in European equities left valuations in the United States looking more appealing by comparison. U.S. stocks continued to outperform international markets in the following months as increasing turmoil around Greece’s debt troubles drove investors to the relative stability of U.S. markets.

•

A clear sign of strength has yet to emerge from the blurry U.S. economic picture, as uptrends in the housing and labor markets stand in contrast with consumer caution and productivity languor. This economic unevenness together with still quiescent inflation has kept the Federal Reserve tentative on when to start raising short-term interest rates. However, hiring strength and a modest but concrete pickup in wage growth point to a possible acceleration in the second half of 2015. More investors are now penciling in an autumn rate hike — a significant event that could push market volatility beyond the unusually low levels of the past few years, but the investment advisor expects most of the ups and downs will be short-lived for stocks.

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the S&P 500® Index, the Fund purchased and sold securities to maintain its objective of seeking to correspond to the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Information Technology	20%
Financials	17
Health Care	15
Consumer Discretionary	13
Industrials	10
Consumer Staples	9
Energy	8
Materials	3
Utilities	3
Telecommunication Services	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

BlackRock S&P 500 Index V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	Under normal circumstances, the Fund invests at least 80% of its assets in the common stocks represented in the S&P 500® Index and in derivative instruments linked to the S&P 500®Index.

[3]	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended June 30, 2015

		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	1.07%	7.12%	16.91%	7.56%
Class II4	0.98	6.90	16.74	7.37
S&P 500® Index	1.23	7.42	17.34	7.90

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$1,010.70	$1.55	$1,000.00	$1,023.26	$1.56	0.31%
Class II	$1,000.00	$1,009.80	$2.29	$1,000.00	$1,022.51	$2.31	0.46%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	3

Disclosure of Expenses	BlackRock S&P 500 Index V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.6%
The Boeing Co.	6,967	$966,462
General Dynamics Corp.	3,382	479,196
Honeywell International, Inc.	8,454	862,054
L-3 Communications Holdings, Inc.	886	100,455
Lockheed Martin Corp.	2,898	538,738
Northrop Grumman Corp.	2,099	332,964
Precision Castparts Corp.	1,497	299,205
Raytheon Co.	3,320	317,658
Rockwell Collins, Inc.	1,446	133,538
Textron, Inc.	2,984	133,176
United Technologies Corp.	8,969	994,931

		5,158,377
Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.	1,589	99,138
Expeditors International of Washington, Inc.	2,072	95,530
FedEx Corp.	2,846	484,958
United Parcel Service, Inc., Class B	7,506	727,406

		1,407,032
Airlines — 0.5%
American Airlines Group, Inc.	7,502	299,592
Delta Air Lines, Inc.	8,903	365,735
Southwest Airlines Co.	7,237	239,472

		904,799
Auto Components — 0.4%
BorgWarner, Inc.	2,453	139,429
Delphi Automotive PLC	3,134	266,672
The Goodyear Tire & Rubber Co.	2,918	87,978
Johnson Controls, Inc.	7,100	351,663

		845,742
Automobiles — 0.6%
Ford Motor Co.	43,047	646,135
General Motors Co.	14,610	486,951
Harley-Davidson, Inc.	2,292	129,154

		1,262,240
Banks — 6.1%
Bank of America Corp.	113,618	1,933,778
BB&T Corp.	7,914	319,013
Citigroup, Inc.	32,854	1,814,855
Comerica, Inc.	1,923	98,688
Fifth Third Bancorp	8,834	183,924
Huntington Bancshares, Inc.	8,749	98,951
JPMorgan Chase & Co.	40,184	2,722,868
KeyCorp	9,216	138,424
M&T Bank Corp. (a)	1,429	178,525
People’s United Financial, Inc.	3,352	54,336
The PNC Financial Services Group, Inc. (b)	5,624	537,936
Regions Financial Corp.	14,609	151,349
SunTrust Banks, Inc.	5,593	240,611
U.S. Bancorp	19,238	834,929
Wells Fargo & Co.	50,760	2,854,742
Zions Bancorp	2,162	68,611

		12,231,540
Beverages — 2.1%
Brown-Forman Corp., Class B	1,695	169,805
The Coca-Cola Co.	42,443	1,665,039
Coca-Cola Enterprises, Inc.	2,335	101,432
Constellation Brands, Inc., Class A	1,836	213,013
Dr Pepper Snapple Group, Inc. (a)	2,100	153,090
Molson Coors Brewing Co., Class B	1,735	121,120
Monster Beverage Corp. (c)	1,582	212,020

Common Stocks	Shares	Value
Beverages (concluded)
PepsiCo, Inc.	16,011	$1,494,467

		4,129,986
Biotechnology — 3.2%
Alexion Pharmaceuticals, Inc. (c)	2,425	438,367
Amgen, Inc.	8,232	1,263,777
Biogen, Inc. (c)	2,547	1,028,835
Celgene Corp. (c)	8,589	994,048
Gilead Sciences, Inc.	15,916	1,863,445
Regeneron Pharmaceuticals, Inc. (c)	817	416,776
Vertex Pharmaceuticals, Inc. (c)	2,640	325,987

		6,331,235
Building Products — 0.1%
Allegion PLC	1,027	61,764
Masco Corp.	3,770	100,546

		162,310
Capital Markets — 2.3%
Affiliated Managers Group, Inc. (c)	590	128,974
Ameriprise Financial, Inc.	1,969	245,987
The Bank of New York Mellon Corp.	12,152	510,019
BlackRock, Inc. (b)	1,371	474,339
The Charles Schwab Corp.	12,522	408,843
E*TRADE Financial Corp. (c)	3,141	94,073
Franklin Resources, Inc.	4,222	207,005
The Goldman Sachs Group, Inc.	4,351	908,445
Invesco Ltd.	4,620	173,204
Legg Mason, Inc.	1,054	54,313
Morgan Stanley	16,652	645,931
Northern Trust Corp.	2,361	180,522
State Street Corp.	4,453	342,881
T. Rowe Price Group, Inc.	2,846	221,220

		4,595,756
Chemicals — 2.3%
Air Products & Chemicals, Inc.	2,083	285,017
Airgas, Inc.	725	76,691
CF Industries Holdings, Inc.	2,575	165,521
The Dow Chemical Co.	11,754	601,452
Eastman Chemical Co.	1,618	132,385
Ecolab, Inc.	2,909	328,921
EI du Pont de Nemours & Co.	9,779	625,367
FMC Corp.	1,435	75,409
International Flavors & Fragrances, Inc.	874	95,519
LyondellBasell Industries NV, Class A	4,254	440,374
Monsanto Co.	5,158	549,791
The Mosaic Co.	3,358	157,322
PPG Industries, Inc.	2,940	337,277
Praxair, Inc.	3,120	372,996
The Sherwin-Williams Co.	858	235,967
Sigma-Aldrich Corp.	1,284	178,925

		4,658,934
Commercial Services & Supplies — 0.4%
The ADT Corp.	1,849	62,071
Cintas Corp.	1,043	88,227
Pitney Bowes, Inc.	2,142	44,575
Republic Services, Inc.	2,728	106,856
Stericycle, Inc. (c)	915	122,528
Tyco International PLC	4,520	173,930
Waste Management, Inc.	4,604	213,395

		811,582
Communications Equipment — 1.5%
Cisco Systems, Inc.	55,134	1,513,980

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	5

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Communications Equipment (concluded)
F5 Networks, Inc. (c)	784	$94,354
Harris Corp.	1,335	102,675
Juniper Networks, Inc.	3,806	98,842
Motorola Solutions, Inc.	2,010	115,253
QUALCOMM, Inc.	17,654	1,105,670

		3,030,774
Construction & Engineering — 0.1%
Fluor Corp.	1,591	84,339
Jacobs Engineering Group, Inc. (c)	1,366	55,487
Quanta Services, Inc. (c)	2,293	66,084

		205,910
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	670	94,812
Vulcan Materials Co.	1,438	120,691

		215,503
Consumer Finance — 0.8%
American Express Co.	9,467	735,775
Capital One Financial Corp.	5,920	520,782
Discover Financial Services	4,792	276,115
Navient Corp.	4,213	76,719

		1,609,391
Containers & Packaging — 0.2%
Avery Dennison Corp.	968	58,990
Ball Corp.	1,480	103,822
MeadWestvaco Corp.	3,618	170,733
Owens-Illinois, Inc. (c)	1,769	40,581
Sealed Air Corp.	2,268	116,530

		490,656
Distributors — 0.1%
Genuine Parts Co.	1,661	148,709
Diversified Consumer Services — 0.0%
H&R Block, Inc.	2,948	87,408
Diversified Financial Services — 2.0%
Berkshire Hathaway, Inc., Class B (c)	19,757	2,689,125
CME Group, Inc.	3,425	318,731
Intercontinental Exchange, Inc.	1,209	270,344
Leucadia National Corp.	3,406	82,698
McGraw Hill Financial, Inc.	2,954	296,729
Moody’s Corp.	1,915	206,743
The NASDAQ OMX Group, Inc.	1,293	63,111

		3,927,481
Diversified Telecommunication Services — 2.2%
AT&T Inc.	56,234	1,997,432
CenturyLink, Inc.	6,103	179,306
Frontier Communications Corp.	12,488	61,816
Level 3 Communications, Inc. (c)	3,187	167,859
Verizon Communications, Inc.	44,166	2,058,577

		4,464,990
Electric Utilities — 1.6%
American Electric Power Co, Inc.	5,289	280,158
Duke Energy Corp.	7,493	529,156
Edison International	3,511	195,141
Entergy Corp.	1,961	138,251
Eversource Energy	3,405	154,621
Exelon Corp.	9,287	291,798
FirstEnergy Corp.	4,583	149,177
NextEra Energy, Inc.	4,811	471,622
Pepco Holdings, Inc.	2,723	73,358
Pinnacle West Capital Corp.	1,193	67,870

Common Stocks	Shares	Value
Electric Utilities (concluded)
PPL Corp.	7,197	$212,096
The Southern Co.	9,828	411,793
Xcel Energy, Inc.	5,446	175,252

		3,150,293
Electrical Equipment — 0.5%
AMETEK, Inc.	2,622	143,633
Eaton Corp. PLC	5,058	341,364
Emerson Electric Co.	7,238	401,202
Rockwell Automation, Inc.	1,457	181,600

		1,067,799
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	3,340	193,620
Corning, Inc.	13,634	268,999
FLIR Systems, Inc.	1,491	45,953
TE Connectivity Ltd.	4,388	282,148

		790,720
Energy Equipment & Services — 1.3%
Baker Hughes, Inc.	4,694	289,620
Cameron International Corp. (c)	2,083	109,087
Diamond Offshore Drilling, Inc.	761	19,641
Ensco PLC, Class A	2,527	56,276
FMC Technologies, Inc. (c)	2,485	103,103
Halliburton Co.	9,177	395,253
Helmerich & Payne, Inc.	1,162	81,828
National Oilwell Varco, Inc.	4,190	202,293
Noble Corp. PLC	2,603	40,060
Schlumberger Ltd.	13,748	1,184,940
Transocean Ltd. (a)	3,625	58,435

		2,540,536
Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	4,752	641,805
CVS Health Corp.	12,218	1,281,424
The Kroger Co.	5,307	384,811
Sysco Corp.	6,390	230,679
Walgreens Boots Alliance, Inc.	9,455	798,380
Wal-Mart Stores, Inc.	17,091	1,212,265
Whole Foods Market, Inc.	3,925	154,802

		4,704,166
Food Products — 1.6%
Archer-Daniels-Midland Co.	6,722	324,135
Campbell Soup Co.	1,904	90,726
ConAgra Foods, Inc.	4,581	200,281
General Mills, Inc.	6,454	359,617
The Hershey Co.	1,610	143,016
Hormel Foods Corp.	1,466	82,638
The J.M. Smucker Co.	1,062	115,131
Kellogg Co.	2,715	170,231
Keurig Green Mountain, Inc.	1,251	95,864
Kraft Foods Group, Inc.	6,414	546,088
McCormick & Co, Inc., Non-Voting Shares	1,393	112,763
Mead Johnson Nutrition Co.	2,180	196,680
Mondelez International, Inc., Class A	17,613	724,599
Tyson Foods, Inc., Class A	3,179	135,521

		3,297,290
Gas Utilities — 0.0%
AGL Resources, Inc.	1,295	60,295
Health Care Equipment & Supplies — 2.2%
Abbott Laboratories	16,120	791,170
Baxter International, Inc.	5,897	412,377
Becton Dickinson & Co.	2,255	319,421

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Equipment & Supplies (concluded)
Boston Scientific Corp. (c)	14,516	$256,933
CR Bard, Inc.	808	137,926
DENTSPLY International, Inc.	1,503	77,480
Edwards Lifesciences Corp. (c)	1,173	167,070
Intuitive Surgical, Inc. (c)	400	193,800
Medtronic PLC	15,431	1,143,437
St. Jude Medical, Inc.	3,032	221,548
Stryker Corp.	3,232	308,882
Varian Medical Systems, Inc. (c)	1,089	91,835
Zimmer Biomet Holdings, Inc.	1,830	199,891

		4,321,770
Health Care Providers & Services — 2.9%
Aetna, Inc.	3,799	484,221
AmerisourceBergen Corp.	2,252	239,478
Anthem, Inc.	2,865	470,261
Cardinal Health, Inc.	3,566	298,296
Cigna Corp.	2,792	452,304
DaVita HealthCare Partners, Inc. (c)	1,878	149,245
Express Scripts Holding Co. (c)	7,898	702,448
HCA Holdings, Inc. (c)	3,141	284,952
Henry Schein, Inc. (c)	912	129,613
Humana, Inc.	1,616	309,108
Laboratory Corp. of America Holdings (c)	1,083	131,281
McKesson Corp.	2,515	565,397
Patterson Cos., Inc.	927	45,099
Quest Diagnostics, Inc.	1,567	113,639
Tenet Healthcare Corp. (c)	1,062	61,469
UnitedHealth Group, Inc.	10,301	1,256,722
Universal Health Services, Inc., Class B	991	140,821

		5,834,354
Health Care Technology — 0.1%
Cerner Corp. (c)	3,287	227,000
Hotels, Restaurants & Leisure — 1.7%
Carnival Corp.	4,857	239,887
Chipotle Mexican Grill, Inc. (c)	334	202,067
Darden Restaurants, Inc.	1,334	94,821
Marriott International, Inc., Class A	2,231	165,963
McDonald’s Corp.	10,381	986,922
Royal Caribbean Cruises Ltd.	1,784	140,383
Starbucks Corp.	16,247	871,083
Starwood Hotels & Resorts Worldwide, Inc.	1,868	151,476
Wyndham Worldwide Corp.	1,307	107,056
Wynn Resorts Ltd.	880	86,830
Yum! Brands, Inc.	4,678	421,394

		3,467,882
Household Durables — 0.4%
DR Horton, Inc.	3,609	98,742
Garmin Ltd.	1,295	56,889
Harman International Industries, Inc.	771	91,703
Leggett & Platt, Inc.	1,492	72,631
Lennar Corp., Class A	1,932	98,609
Mohawk Industries, Inc. (c)	671	128,094
Newell Rubbermaid, Inc.	2,930	120,452
PulteGroup, Inc.	3,546	71,452
Whirlpool Corp.	849	146,919

		885,491
Household Products — 1.7%
The Clorox Co.	1,427	148,437
Colgate-Palmolive Co.	9,210	602,426
Kimberly-Clark Corp.	3,948	418,370
The Procter & Gamble Co.	29,379	2,298,613

		3,467,846

Common Stocks	Shares	Value
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	7,391	$98,005
NRG Energy, Inc.	3,615	82,711

		180,716
Industrial Conglomerates — 2.3%
3M Co.	6,856	1,057,881
Danaher Corp.	6,672	571,056
General Electric Co.	109,119	2,899,292
Roper Industries, Inc.	1,080	186,257

		4,714,486
Insurance — 2.7%
ACE Ltd.	3,536	359,540
Aflac, Inc.	4,698	292,216
The Allstate Corp.	4,430	287,374
American International Group, Inc.	14,441	892,743
Aon PLC	3,051	304,124
Assurant, Inc.	761	50,987
The Chubb Corp.	2,490	236,899
Cincinnati Financial Corp.	1,618	81,191
Genworth Financial, Inc., Class A (c)	5,425	41,067
The Hartford Financial Services Group, Inc.	4,532	188,395
Lincoln National Corp.	2,741	162,322
Loews Corp.	3,233	124,503
Marsh & McLennan Cos., Inc.	5,820	329,994
MetLife, Inc.	12,069	675,743
Principal Financial Group, Inc.	2,974	152,536
The Progressive Corp.	5,831	162,277
Prudential Financial, Inc.	4,904	429,198
Torchmark Corp.	1,375	80,053
The Travelers Cos., Inc.	3,450	333,477
Unum Group	2,732	97,669
XL Group PLC	3,320	123,504

		5,405,812
Internet & Catalog Retail — 1.5%
Amazon.com, Inc. (c)	4,134	1,794,528
Expedia, Inc.	1,071	117,114
Netflix, Inc. (c)	654	429,639
The Priceline Group, Inc. (c)	561	645,919
TripAdvisor, Inc. (c)	1,204	104,917

		3,092,117
Internet Software & Services — 3.3%
Akamai Technologies, Inc. (c)	1,945	135,800
eBay, Inc. (c)	11,972	721,193
Facebook, Inc., Class A (c)	22,807	1,956,042
Google, Inc.:
Class A (c)	3,099	1,673,584
Class C (c)	3,108	1,617,745
VeriSign, Inc. (c)	1,152	71,101
Yahoo!, Inc. (c)	9,403	369,444

		6,544,909
IT Services — 3.3%
Accenture PLC, Class A	6,785	656,652
Alliance Data Systems Corp. (c)	677	197,643
Automatic Data Processing, Inc.	5,087	408,130
Cognizant Technology Solutions Corp., Class A (c)	6,585	402,278
Computer Sciences Corp.	1,491	97,869
Fidelity National Information Services, Inc.	3,069	189,664
Fiserv, Inc. (c)	2,571	212,956
International Business Machines Corp.	9,929	1,615,051
MasterCard, Inc., Class A	10,501	981,633
Paychex, Inc.	3,515	164,783
Teradata Corp. (c)	1,561	57,757

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	7

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
IT Services (concluded)
Total System Services, Inc.	1,792	$74,852
Visa, Inc., Class A	20,953	1,406,994
The Western Union Co.	5,670	115,271
Xerox Corp.	11,375	121,030

		6,702,563
Leisure Products — 0.1%
Hasbro, Inc.	1,203	89,972
Mattel, Inc.	3,654	93,871

		183,843
Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	3,651	140,856
PerkinElmer, Inc.	1,218	64,116
Thermo Fisher Scientific, Inc.	4,310	559,266
Waters Corp. (c)	896	115,028

		879,266
Machinery — 1.5%
Caterpillar, Inc.	6,547	555,317
Cummins, Inc.	1,817	238,372
Deere & Co.	3,616	350,933
Dover Corp.	1,737	121,903
Flowserve Corp.	1,466	77,200
Illinois Tool Works, Inc.	3,663	336,227
Ingersoll-Rand PLC	2,869	193,428
Joy Global, Inc.	1,049	37,974
PACCAR, Inc.	3,825	244,073
Pall Corp.	1,160	144,362
Parker-Hannifin Corp.	1,502	174,728
Pentair PLC	1,945	133,719
Snap-On, Inc.	631	100,487
Stanley Black & Decker, Inc.	1,665	175,225
Xylem, Inc.	1,983	73,510

		2,957,458
Media — 3.6%
Cablevision Systems Corp., New York Group, Class A (a)	2,369	56,714
CBS Corp., Class B, Non-Voting Shares	4,903	272,117
Comcast Corp., Class A	27,219	1,636,951
DIRECTV (c)	5,431	503,942
Discovery Communications, Inc.:
Class A (c)	1,587	52,784
Class C (c)	2,829	87,925
The Interpublic Group of Cos., Inc.	4,430	85,366
News Corp., Class A (c)	5,346	77,998
Omnicom Group, Inc.	2,657	184,635
Scripps Networks Interactive, Inc., Class A (a)	1,052	68,769
TEGNA, Inc.	2,440	78,251
Time Warner Cable, Inc.	3,063	545,735
Time Warner, Inc.	8,935	781,008
Twenty-First Century Fox, Inc., Class A	19,161	623,595
Viacom, Inc., Class B	3,869	250,092
The Walt Disney Co.	16,888	1,927,596

		7,233,478
Metals & Mining — 0.3%
Alcoa, Inc.	13,142	146,533
Allegheny Technologies, Inc.	1,200	36,240
Freeport-McMoRan, Inc.	11,216	208,842
Newmont Mining Corp.	5,727	133,783
Nucor Corp.	3,471	152,967

		678,365
Multiline Retail — 0.8%
Dollar General Corp.	3,218	250,167

Common Stocks	Shares	Value
Multiline Retail (concluded)
Dollar Tree, Inc. (c)	2,211	$174,647
Family Dollar Stores, Inc.	1,041	82,041
Kohl’s Corp.	2,143	134,173
Macy’s, Inc.	3,643	245,793
Nordstrom, Inc.	1,519	113,166
Target Corp.	6,915	564,471

		1,564,458
Multi-Utilities — 1.1%
Ameren Corp.	2,622	98,797
CenterPoint Energy, Inc.	4,655	88,585
CMS Energy Corp.	2,955	94,087
Consolidated Edison, Inc.	3,153	182,496
Dominion Resources, Inc.	6,427	429,773
DTE Energy Co.	1,928	143,906
NiSource, Inc.	3,421	155,963
PG&E Corp.	5,199	255,271
Public Service Enterprise Group, Inc.	5,460	214,469
SCANA Corp.	1,532	77,596
Sempra Energy	2,500	247,350
TECO Energy, Inc.	2,511	44,344
WEC Energy Group, Inc. (a)	3,394	152,628

		2,185,265
Oil, Gas & Consumable Fuels — 6.4%
Anadarko Petroleum Corp.	5,501	429,408
Apache Corp.	4,065	234,266
Cabot Oil & Gas Corp.	4,457	140,574
Chesapeake Energy Corp.	5,610	62,664
Chevron Corp.	20,375	1,965,576
Cimarex Energy Co.	1,015	111,965
ConocoPhillips	13,352	819,946
CONSOL Energy, Inc.	2,482	53,959
Devon Energy Corp.	4,173	248,252
EOG Resources, Inc.	5,924	518,646
EQT Corp.	1,653	134,455
Exxon Mobil Corp.	45,305	3,769,376
Hess Corp.	2,646	176,964
Kinder Morgan, Inc.	18,791	721,386
Marathon Oil Corp.	7,268	192,893
Marathon Petroleum Corp.	5,900	308,629
Murphy Oil Corp.	1,810	75,242
Newfield Exploration Co. (c)	1,711	61,801
Noble Energy, Inc.	4,161	177,591
Occidental Petroleum Corp.	8,323	647,280
ONEOK, Inc.	2,251	88,869
Phillips 66	5,871	472,968
Pioneer Natural Resources Co.	1,606	222,736
Range Resources Corp.	1,784	88,094
Southwestern Energy Co. (c)	4,162	94,602
Spectra Energy Corp.	7,243	236,122
Tesoro Corp.	1,349	113,869
Valero Energy Corp.	5,508	344,801
The Williams Cos., Inc.	7,270	417,225

		12,930,159
Paper & Forest Products — 0.1%
International Paper Co.	4,561	217,058
Personal Products — 0.1%
The Estee Lauder Cos., Inc., Class A	2,404	208,331
Pharmaceuticals — 6.4%
AbbVie, Inc.	18,627	1,251,548
Allergan PLC (c)	4,252	1,290,312
Bristol-Myers Squibb Co.	18,060	1,201,712
Eli Lilly & Co.	10,561	881,738

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Endo International PLC (c)	2,176	$173,318
Hospira, Inc. (c)	1,865	165,444
Johnson & Johnson	30,031	2,926,821
Mallinckrodt PLC (c)	1,262	148,563
Merck & Co., Inc.	30,590	1,741,489
Mylan NV (c)	4,460	302,656
Perrigo Co. PLC	1,585	292,956
Pfizer, Inc.	66,676	2,235,646
Zoetis, Inc.	5,404	260,581

		12,872,784
Professional Services — 0.2%
The Dun & Bradstreet Corp.	394	48,068
Equifax, Inc.	1,289	125,149
Nielsen Holdings NV	3,992	178,722
Robert Half International, Inc.	1,446	80,253

		432,192
Real Estate Investment Trusts (REITs) — 2.4%
American Tower Corp.	4,564	425,776
Apartment Investment & Management Co., Class A	1,662	61,378
AvalonBay Communities, Inc.	1,424	227,655
Boston Properties, Inc.	1,651	199,837
Crown Castle International Corp.	3,655	293,497
Equinix, Inc.	614	155,956
Equity Residential	3,929	275,698
Essex Property Trust, Inc.	699	148,538
General Growth Properties, Inc.	6,763	173,539
HCP, Inc.	4,961	180,928
Health Care REIT, Inc.	3,773	247,622
Host Hotels & Resorts, Inc.	8,242	163,439
Iron Mountain, Inc.	2,001	62,031
Kimco Realty Corp.	4,490	101,205
The Macerich Co.	1,525	113,765
Plum Creek Timber Co., Inc.	1,900	77,083
Prologis, Inc.	5,677	210,617
Public Storage	1,568	289,092
Realty Income Corp.	2,518	111,774
Simon Property Group, Inc.	3,371	583,249
SL Green Realty Corp.	1,073	117,912
Ventas, Inc.	3,550	220,420
Vornado Realty Trust	1,881	178,560
Weyerhaeuser Co.	5,649	177,943

		4,797,514
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A (c)	3,013	111,481
Road & Rail — 0.9%
CSX Corp.	10,699	349,322
JB Hunt Transport Services, Inc.	996	81,762
Kansas City Southern	1,201	109,531
Norfolk Southern Corp.	3,321	290,123
Ryder System, Inc.	568	49,626
Union Pacific Corp.	9,482	904,298

		1,784,662
Semiconductors & Semiconductor Equipment — 2.4%
Altera Corp.	3,263	167,066
Analog Devices, Inc.	3,396	217,972
Applied Materials, Inc.	13,263	254,915
Avago Technologies Ltd.	2,772	368,482
Broadcom Corp., Class A	5,886	303,070
First Solar, Inc. (c)	809	38,007
Intel Corp.	51,368	1,562,358

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (concluded)
KLA-Tencor Corp.	1,732	$97,356
Lam Research Corp.	1,721	140,003
Linear Technology Corp.	2,603	115,131
Microchip Technology, Inc.	2,165	102,675
Micron Technology, Inc. (c)	11,636	219,222
NVIDIA Corp.	5,604	112,696
Qorvo, Inc. (c)	1,604	128,753
Skyworks Solutions, Inc.	2,056	214,030
Texas Instruments, Inc.	11,310	582,578
Xilinx, Inc.	2,802	123,736

		4,748,050
Software — 3.7%
Adobe Systems, Inc. (c)	5,140	416,391
Autodesk, Inc. (c)	2,467	123,535
CA, Inc.	3,446	100,933
Citrix Systems, Inc. (c)	1,728	121,236
Electronic Arts, Inc. (c)	3,350	222,775
Intuit, Inc.	2,989	301,202
Microsoft Corp. (d)	87,649	3,869,703
Oracle Corp.	34,522	1,391,237
Red Hat, Inc. (c)	1,996	151,556
Salesforce.com, Inc. (c)	6,601	459,628
Symantec Corp.	7,342	170,701

		7,328,897
Specialty Retail — 2.3%
AutoNation, Inc. (c)	824	51,896
AutoZone, Inc. (c)	345	230,081
Bed Bath & Beyond, Inc. (c)	1,871	129,062
Best Buy Co., Inc.	3,167	103,276
CarMax, Inc. (c)	2,285	151,290
GameStop Corp., Class A	1,158	49,748
The Gap, Inc.	2,864	109,319
The Home Depot, Inc.	14,067	1,563,266
L Brands, Inc.	2,652	227,356
Lowe’s Cos., Inc.	10,099	676,330
O’Reilly Automotive, Inc. (c)	1,096	247,674
Ross Stores, Inc.	4,462	216,898
Staples, Inc.	6,912	105,823
Tiffany & Co.	1,225	112,455
The TJX Cos., Inc.	7,374	487,938
Tractor Supply Co.	1,482	133,291
Urban Outfitters, Inc. (c)	1,061	37,135

		4,632,838
Technology Hardware, Storage & Peripherals — 4.8%
Apple Inc.	62,372	7,823,008
EMC Corp.	21,031	555,008
Hewlett-Packard Co.	19,562	587,056
NetApp, Inc.	3,393	107,083
SanDisk Corp.	2,252	131,111
Seagate Technology PLC	3,437	163,258
Western Digital Corp.	2,341	183,581

		9,550,105
Textiles, Apparel & Luxury Goods — 0.9%
Coach, Inc.	2,991	103,519
Fossil Group, Inc. (c)	493	34,194
Hanesbrands, Inc.	4,361	145,309
Michael Kors Holdings Ltd. (c)	2,183	91,882
NIKE, Inc., Class B	7,559	816,523
PVH Corp.	887	102,182
Ralph Lauren Corp.	656	86,828
Under Armour, Inc., Class A (c)	1,815	151,444

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	9

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Textiles, Apparel & Luxury Goods (concluded)
VF Corp.	3,695	$257,689

		1,789,570
Thrifts & Mortgage Finance — 0.0%
Hudson City Bancorp, Inc.	5,308	52,443
Tobacco — 1.4%
Altria Group, Inc.	21,270	1,040,316
Philip Morris International, Inc.	16,772	1,344,611
Reynolds American, Inc.	4,501	336,045

		2,720,972
Trading Companies & Distributors — 0.2%
Fastenal Co. (a)	2,958	124,768
United Rentals, Inc. (c)	1,041	91,212
W.W. Grainger, Inc.	653	154,532

		370,512
Total Long-Term Investments (Cost — $72,681,105) — 98.3%		197,366,101

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (b)(e)	2,830,538	$2,830,538
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.23% (b)(e)(f)	$755	754,899
Total Short-Term Securities (Cost — $3,585,437) — 1.8%		3,585,437
Total Investments Before Investments Sold Short (Cost — $76,266,542) — 100.1%		200,951,538

Investments Sold Short
Chemicals — (0.0)%
The Chemours Co. (c)	(1,955)	(31,280)
Household Durables — (0.0)%
TopBuild Corp. (c)	(376)	(10,904)
Total Investments Sold Short (Proceeds — $42,174) — (0.0)%		(42,184)
Total Investments — 100.1%		200,909,354
Liabilities in Excess of Other Assets — (0.1)%		(250,155)

Net Assets — 100.0%		$200,659,199

Notes to Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares Sold	Shares/ Beneficial Interest Held at June 30, 2015	Value at June 30, 2015	Income		Realized Gain
BlackRock, Inc.	1,430	—		(59)	1,371	$474,339	$6,076		$5,287
BlackRock Liquidity Funds, TempFund, Institutional Class	1,091,358	1,739,180	[1]	—	2,830,538	$2,830,538	$1,177		—
BlackRock Liquidity Series, LLC, Money Market Series	$304,913	$449,986	[2]	—	$754,899	$754,899	$6,685	[3]	—
The PNC Financial Services Group, Inc.	5,904	—		(280)	5,624	$537,936	$5,786		$14,038
1  Represents net shares purchased.

2  Represents net beneficial interest purchased.

3  Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(c)	Non-income producing security.

(d)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	As of June 30, 2015, financial futures contracts outstanding were as follows:

Contracts Long	Issue	Exchange	Expiration	Notional Value		Unrealized Depreciation
29	E-Mini S&P 500 Futures	Chicago Mercantile	September 2015	USD	2,978,880	($68,102)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (concluded)	BlackRock S&P 500 Index V.I. Fund

active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$197,366,101	—	—	$197,366,101
Short-Term Securities	2,830,538	$754,899	—	3,585,437
Liabilities:
Investments:
Investments Sold Short	(42,184)	—	—	(42,184)

Total	$200,154,455	$754,899	—	$200,909,354

[1] See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(68,102)	—	—	$(68,102)

[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$15,793	—	—	$15,793
Liabilities:
Collateral on securities loaned at value	—	$(754,899)	—	(754,899)
Total	$15,793	$(754,899)	—	$(739,106)

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	11

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)	BlackRock S&P 500 Index V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $737,815) (cost — $72,183,692)	$196,353,826
Investments at value — affiliated (cost — $4,082,850)	4,597,712
Cash	15,793
Receivables:
Capital shares sold	471,397
Dividends — unaffiliated	227,715
Investments sold	92,050
From the Manager	17,338
Variation margin receivable on financial futures contracts	5,655
Securities lending income — affiliated	461
Dividends — affiliated	235
Prepaid expenses	5,474

Total assets	201,787,656

Liabilities
Investments sold short at value (proceeds — $42,174)	42,184
Collateral on securities loaned at value	754,899
Payables:
Investments purchased	168,442
Investment advisory fees	33,427
Capital shares redeemed	26,498
Officer’s and Directors’ fees	1,551
Other affiliates	991
Distribution fees	255
Other accrued expenses payable	100,210

Total liabilities	1,128,457

Net Assets	$200,659,199

Net Assets Consist of
Paid-in capital	$72,679,746
Undistributed net investment income	1,757,399
Accumulated net realized gain	1,605,170
Net unrealized appreciation (depreciation)	124,616,884

Net Assets	$200,659,199

Net Asset Value
Class I — Based on net assets of $198,636,311 and 9,527,141 shares outstanding, 100 million shares authorized, $0.10 par value	$20.85

Class II — Based on net assets of $2,022,888 and 97,752 shares outstanding, 100 million shares authorized, $0.10 par value	$20.69

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)	BlackRock S&P 500 Index V.I. Fund

Investment Income
Dividends — unaffiliated	$2,018,889
Dividends — affiliated	13,039
Securities lending — affiliated — net	6,685
Foreign taxes withheld	(301)

Total income	2,038,312

Expenses
Investment advisory	307,471
Transfer agent	1,660
Transfer agent — Class I	50,458
Transfer agent — Class II	506
Distribution — Class II	1,505
Professional	28,428
Accounting services	25,443
Custodian	13,710
Officer and Directors	9,904
Printing	7,375
Miscellaneous	28,378

Total expenses	474,838
Less fees waived by the Manager	(105,240)
Less transfer agent fees reimbursed — Class I	(50,458)
Less transfer agent fees reimbursed — Class II	(506)
Less expenses reimbursed by the Manager	(2,624)

Total expenses after fees waived and reimbursed	316,010

Net investment income	1,722,302

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	7,019,968
Investments — affiliated	19,325
Financial futures contracts	129,710

7,169,003

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(6,375,392)
Investments — affiliated	(8,611)
Short sales	(10)
Financial futures contracts	(87,622)

(6,471,635)

Net realized and unrealized gain	697,368

Net Increase in Net Assets Resulting from Operations	$2,419,670

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	13

Statements of Changes in Net Assets	BlackRock S&P 500 Index V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$1,722,302	$3,384,625
Net realized gain	7,169,003	9,609,445
Net change in unrealized appreciation (depreciation)	(6,471,635)	12,102,506

Net increase in net assets resulting from operations	2,419,670	25,096,576

Distributions to Shareholders From[1]
Net investment income:
Class I	—	(3,320,811)
Class II	—	(29,196)
Net realized gain:
Class I	—	(9,660,245)
Class II	—	(94,268)

Decrease in net assets resulting from distributions to shareholders	—	(13,104,520)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(7,751,434)	(7,653,814)

Net Assets
Total increase (decrease) in net assets	(5,331,764)	4,338,242
Beginning of period	205,990,963	201,652,721

End of period	$200,659,199	$205,990,963

Undistributed net investment income, end of period	$1,757,399	$35,097

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Financial Highlights	BlackRock S&P 500 Index V.I. Fund

	Class I
	Six Months
	Ended
	June 30, 2015	Year Ended December 31,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$20.63	$19.43	$15.43	$13.92	$14.52	$13.24

Net investment income[1]	0.17	0.35	0.30	0.29	0.24	0.22
Net realized and unrealized gain	0.05	2.25	4.61	1.87	0.02	1.72

Net increase from investment operations	0.22	2.60	4.91	2.16	0.26	1.94

Distributions from:[2]
Net investment income	—	(0.36)	(0.31)	(0.30)	(0.26)	(0.23)
Net realized gain	—	(1.04)	(0.60)	(0.35)	(0.60)	(0.43)

Total distributions	—	(1.40)	(0.91)	(0.65)	(0.86)	(0.66)

Net asset value, end of period	$20.85	$20.63	$19.43	$15.43	$13.92	$14.52

Total Return[3]
Based on net asset value	1.07%[4]	13.30%	31.87%	15.60%	1.70%	14.70%

Ratios to Average Net Assets
Total expenses	0.46%[5]	0.46%	0.46%	0.46%	0.43%	0.43%

Total expenses after fees waived and reimbursed	0.31%[5]	0.34%	0.41%	0.43%	0.43%	0.42%

Net investment income	1.68%[5]	1.70%	1.69%	1.87%	1.65%	1.63%

Supplemental Data
Net assets, end of period (000)	$198,636	$204,029	$199,825	$158,160	$147,145	$163,308

Portfolio turnover rate	3%	3%	4%	4%	4%	5%

	Class II
	Six Months
	Ended
	June 30, 2015	Year Ended December 31,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$20.49	$19.31	$15.34	$13.84	$14.44	$13.12

Net investment income[1]	0.16	0.32	0.27	0.26	0.22	0.18
Net realized and unrealized gain	0.04	2.22	4.58	1.86	0.02	1.75

Net increase from investment operations	0.20	2.54	4.85	2.12	0.24	1.93

Distributions from:[2]
Net investment income	—	(0.32)	(0.28)	(0.27)	(0.24)	(0.18)
Net realized gain	—	(1.04)	(0.60)	(0.35)	(0.60)	(0.43)

Total distributions	—	(1.36)	(0.88)	(0.62)	(0.84)	(0.61)

Net asset value, end of period	$20.69	$20.49	$19.31	$15.34	$13.84	$14.44

Total Return[3]
Based on net asset value	0.98%[4]	13.11%	31.67%	15.44%	1.58%	14.73%

Ratios to Average Net Assets
Total expenses	0.61%[5]	0.60%	0.60%	0.61%	0.58%	0.58%

Total expenses after fees waived and reimbursed	0.46%[5]	0.48%	0.56%	0.58%	0.58%	0.58%

Net investment income	1.53%[5]	1.55%	1.54%	1.72%	1.52%	1.39%

Supplemental Data
Net assets, end of period (000)	$2,023	$1,962	$1,828	$1,584	$1,355	$855

Portfolio turnover rate	3%	3%	4%	4%	4%	5%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	15

Notes to Financial Statements (Unaudited)	BlackRock S&P 500 Index V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock S&P 500 Index V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class II Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts and short sales), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, the Fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedule of Investments. The Fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. The Fund is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	17

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

As of June 30, 2015, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount

JP Morgan Securities LLC	$122,322	$(122,322)	—
Morgan Stanley	56,420	(56,420)	—
UBS Securities LLC	559,073	(559,073)	—

Total	$737,815	$(737,815)	—

[1]

Collateral with a value of $754,899 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Fund invests in long and/or short positions in financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2015
		Value
	Statement of Assets and Liabilities Location	Derivative Liabilities
Equity contracts	Net unrealized depreciation[1]	$68,102

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2015
	Net Realized Gain From	Net Change in Unrealized Appreciation (Depreciation) on
Equity contracts:
Financial futures contracts	$129,710	$(87,622)

For the six months ended June 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts - long	$3,086,560

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee of 0.30% of the Fund’s average daily net assets.

BlackRock has contractually agreed to waive 0.10% of its management fee until May 1, 2016.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. For the six months ended June 30, 2015, the amount waived was $1,037.

For the six months ended June 30, 2015, the Fund reimbursed the Manager $1,018 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% based upon the average daily net assets attributable to Class II.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse all such fees for Class I and Class II.

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.40% for Class II. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Directors.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	19

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2015, the Fund paid BIM $2,469 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments, excluding short-term securities, were $5,066,152 and $12,966,936, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$82,055,207

Gross unrealized appreciation	$120,485,704
Gross unrealized depreciation	(1,589,373)

Net unrealized appreciation	$118,896,331

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Fund did not borrow under the credit agreement.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (concluded)	BlackRock S&P 500 Index V.I. Fund

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2015, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class I

Shares sold	631,931	$13,176,645	914,408	$18,390,948
Shares issued in reinvestment of distributions	—	—	623,151	12,981,056
Shares redeemed	(996,416)	(20,968,520)	(1,931,083)	(39,046,639)

Net decrease	(364,485)	$(7,791,875)	(393,524)	$(7,674,635)

Class II

Shares sold	5,706	$119,014	18,610	$376,026
Shares issued in reinvestment of distributions	—	—	5,967	123,464
Shares redeemed	(3,726)	(78,573)	(23,499)	(478,669)

Net increase	1,980	$40,441	1,078	$20,821

Total Net Decrease	(362,505)	$(7,751,434)	(392,446)	$(7,653,814)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income and short-term and long-term capital gain distributions in the following amounts per share on July 17, 2015 to shareholders of record on July 15, 2015:

	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain
Class I	$0.003532	$0.004688	$0.020299
Class II	$0.003532	$0.004688	$0.020299

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	21

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Total Return V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2015	BlackRock Total Return V.I. Fund

Investment Objective

BlackRock Total Return V.I. Fund’s (the “Fund”) investment objective is to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six months ended June 30, 2015, the Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•

The Fund outperformed the benchmark index largely due to its positioning across sectors of the U.S. bond market. In particular, the Fund’s allocations to U.S. securitized assets including commercial mortgage-backed securities, asset-backed securities and non-agency residential mortgage-backed securities added to relative performance. In addition, holdings of U.S. high yield and investment grade corporate bonds were positive contributors to performance. Finally, an emphasis on the U.S. dollar versus the euro and the yen helped performance, as global monetary policy and economic growth trends diverged.

•

The Fund’s municipal bond position was the leading detractor from relative performance. In addition, the Fund held less duration exposure (a measure of sensitivity to changing interest rates) than the benchmark early in the period as interest rates declined which acted as a constraint on returns.

Describe recent portfolio activity.

•	Throughout the period, the Fund’s overall duration and interest rate sensitivity were tactically managed, with duration initially underweight but brought close to neutral late in the period as U.S. Treasuries benefited from increased risk aversion on fears over the potential impact of a scenario under which Greece exits the Eurozone.

•

For much of the period, the Fund was modestly underweight in U.S. investment grade credits given the sector’s low all-in yields. However, this allocation was increased in May as global yields rose, with a focus on longer-maturity bonds within industrials. The Fund maintained an overweight position in securitized assets for based on their relative value versus other sectors that trade at a yield spread versus U.S. Treasuries, as well as a strong supply/demand backdrop. However, toward the end of the period the Fund’s allocation to securitized assets was trimmed on increasing macro volatility and diminishing relative value versus other spread sectors.

Describe portfolio positioning at period end.

•

At the end of the period, the Fund held less duration exposure to the benchmark particularly to the shorter end of the U.S. yield curve. Within spread sectors, the Fund was modestly overweight in U.S. corporate bonds, and remained overweight in securitized assets and municipal bonds. The Fund continued to be overweight in the U.S. dollar versus other major currencies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	39%
Corporate Bonds	25
U.S. Treasury Obligations	15
Asset-Backed Securities	9
Non-Agency Mortgage-Backed Securities	7
Foreign Government Obligations	2
Taxable Municipal Bonds	2
Preferred Securities	1

Credit Quality Allocations[1]	Percent of Long-Term Investments

AAA/Aaa[2]	63%
AA/Aa	5
A	13
BBB/Baa	12
BB/Ba	2
B	1
CCC/Caa	1
CC/Ca	1
N/R	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be as AAA/ Aaa.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

BlackRock Total Return V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[2]

The Fund normally invests at least 80%, and typically invests 90% or more, of its assets in fixed income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred stocks, government obligations and money market securities

[3]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended June 30, 2015
				Average Annual Total Returns
	Standardized 30-Day Yields[5]	Unsubsidized 30-Day Yields[5]	6-Month Total Returns[6]	1 Year[6]	5 Years[6]	10 Years[6]
Class I4	2.18%	1.98%	0.12%	1.61%	4.43%	4.04%
Class III[4]	1.87	1.86	(0.04)	1.28	4.14[7]	3.76[7]
Barclays U.S. Aggregate Bond Index	—	—	(0.10)	1.86	3.35	4.44

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares. Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual				Hypothetical[10]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[8]	Expenses Paid During the Period[9]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[8]	Ending Account Value June 30, 2015	Expenses Paid During the Period[9]
Class I	$1,000.00	$1,001.20	$3.57	$3.52	$1,000.00	$1,021.22	$3.61	$1,021.27	$3.56
Class III	$1,000.00	$ 999.60	$5.11	$5.06	$1,000.00	$1,019.69	$5.16	$1,019.74	$5.11

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.72% for Class I and 1.03% for Class III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.71% for Class I and 1.02% for Class III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[10]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	3

Disclosure of Expenses	BlackRock Total Return V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and distribution rates than it would in a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd., Series 2012-1AR, Class BR, 2.60%, 9/20/23 (a)(b)	USD	250	$249,506
ACE Securities Corp. Home Equity Loan Trust, Series 2003-OP1, Class A2, 0.91%, 12/25/33 (b)		122	110,520
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.79%, 10/17/36 (a)		99	101,790
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class B, 2.33%, 4/15/27 (a)(b)		250	247,675
Auto ABS, Series 2012-2, Class A, 2.80%, 4/27/25	EUR	22	25,113
B2R Mortgage Trust, Series 2015-1, Class A1, 2.52%, 5/15/48 (a)	USD	100	99,062
Battalion CLO IV Ltd., Series 2013-4A, Class A1, 1.68%, 10/22/25 (a)(b)		250	249,817
Bayview Financial Revolving Asset Trust, Series 2004-B, Class A1, 1.19%, 5/28/39 (a)(b)		179	139,083
Bayview Opportunity Master Fund IIIA Trust, Series 2014-16RP, Class A, 3.84%, 11/28/29 (a)(c)		91	90,919
BCMSC Trust:
Series 2000-A, Class A2, 7.58%, 6/15/30 (b)		40	21,979
Series 2000-A, Class A3, 7.83%, 6/15/30 (b)		38	21,074
Series 2000-A, Class A4, 8.29%, 6/15/30 (b)		65	38,263
Bear Stearns Asset Backed Securities I Trust, Series 2007-FS1, Class 1A3, 0.35%, 5/25/35 (b)		89	71,743
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE10, Class 22A, 0.32%, 12/25/36 (b)		93	71,897
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A, 1.67%, 1/20/25 (a)(b)		300	299,908
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (a)		129	128,972
Chrysler Capital Auto Receivables Trust:
Series 2014-AA, Class B, 1.76%, 8/15/19 (a)		60	59,837
Series 2014-AA, Class C, 2.28%, 11/15/19 (a)		75	74,878
CIFC Funding Ltd.:
Series 2011-1AR, Class A1R, 1.58%, 1/19/23 (a)(b)		183	182,533
Series 2014-2A, Class A1L, 1.76%, 5/24/26 (a)(b)		250	248,838
Colony American Homes, Series 2015-1A, Class A, 1.39%, 7/17/32 (a)(b)		100	98,910
Countrywide Asset-Backed Certificates:
Series 2003-BC3, Class A2, 0.81%, 9/25/33 (b)		127	117,039
Series 2004-5, Class A, 1.09%, 10/25/34 (b)		143	140,369

Asset-Backed Securities		Par (000)	Value
Series 2006-S10, Class A3, 0.51%, 10/25/36 (b)	USD	85	$68,390
Series 2006-SPS1, Class A, 0.41%, 12/25/25 (b)		5	14,455
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.50%, 10/20/43 (a)(b)		128	128,204
CWHEQ Home Equity Loan Trust:
Series 2006-S5, Class A4, 5.84%, 6/25/35		21	20,430
Series 2006-S5, Class A5, 6.16%, 6/25/35		18	15,955
CWHEQ Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 4Q1B, 0.48%, 12/15/33 (a)(b)		47	37,622
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (a)		225	226,157
GT Loan Financing I Ltd., Series 2013-1A, Class A, 1.55%, 10/28/24 (a)(b)		250	248,804
Highbridge Loan Management Ltd., Series 2012-1AR, Class A2R, 2.53%, 9/20/22 (a)(b)		250	249,976
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, 0.55%, 4/15/36 (b)		45	40,055
ING Investment Management CLO Ltd., Series 2013-2A, Class A1, 1.43%, 4/25/25 (a)(b)		250	247,895
Invitation Homes Trust:
Series 2014-SFR1, Class A, 1.18%, 6/17/31 (a)(b)		100	98,849
Series 2014-SFR3, Class A, 1.39%, 12/17/31 (a)(b)		135	133,748
Series 2015-SFR3, Class A, 1.48%, 8/17/32 (a)(b)		100	99,903
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 3.50%, 10/01/27 (a)		138	138,000
Long Beach Mortgage Loan Trust:
Series 2005-WL1, Class M4, 1.23%, 6/25/35 (b)		40	31,768
Series 2006-10, Class 2A3, 0.34%, 11/25/36 (b)		110	53,026
Series 2006-10, Class 2A4, 0.40%, 11/25/36 (b)		24	11,476
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 0.79%, 12/25/34 (b)		155	147,924
Navient Private Education Loan Trust:
Series 2014-AA, Class A2A, 2.74%, 2/15/29 (a)		100	100,495
Series 2014-CTA, Class B, 1.94%, 10/17/44 (a)(b)		200	196,173
Series 2015-AA, Class A2B, 1.38%, 12/15/28 (a)(b)		100	101,096
Series 2015-AA, Class A3, 1.89%, 11/15/30 (a)(b)		103	104,798

Portfolio Abbreviations

BRL	Brazilian Real	GO	General Obligation	OTC	Over-the-counter
BZDIOVER	Overnight Brazil CETIP Interbank Rate	KRW	South Korean Won	RB	Revenue Bonds
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	RUB	Russian Ruble
CLO	Collateralized Loan Obligation	MXN	Mexican Peso	TBA	To-be-announced
CNY	Chinese Yuan	MXIBTIIE	Mexican Equilibrium Interbank Interest Rate	USD	U.S. Dollar
EUR	Euro

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	5

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A, 1.92%, 10/15/19 (a)	USD	235	$235,795
Northwoods Capital IX Ltd., Series 2012-9A, Class A, 1.70%, 1/18/24 (a)(b)		260	259,384
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.39%, 7/17/25 (a)(b)		260	257,348
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.55%, 8/23/24 (a)(b)		225	223,965
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		300	301,680
Series 2014-2A, Class A, 2.47%, 9/18/24 (a)		180	180,956
Series 2014-2A, Class B, 3.02%, 9/18/24 (a)		100	100,779
Series 2014-2A, Class C, 4.33%, 9/18/24 (a)		100	100,895
Series 2015-2A, Class A, 2.57%, 7/18/25 (a)		160	160,122
Series 2015-2A, Class B, 3.10%, 7/18/25 (a)		200	200,620
Option One Mortgage Acceptance Corp. Asset Back Certificates, Series 2003-4, Class A2, 0.83%, 7/25/33 (b)		246	229,349
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 1.43%, 7/22/25 (a)(b)		390	385,866
OZLM Funding Ltd., Series 2012-2A, Class A1, 1.76%, 10/30/23 (a)(b)		360	359,794
PFS Financing Corp., Series 2014-BA, Class A, 0.79%, 10/15/19 (a)(b)		295	293,801
RASC Trust, Series 2003-KS5, Class AIIB, 0.76%, 7/25/33 (b)		102	89,318
RMAT LLC, Series 2015-RPL1, Class A1, 3.97%, 5/26/20 (a)(c)		99	99,206
Santander Drive Auto Receivables Trust:
Series 2014-S1, Class R, 1.42%, 8/16/18 (a)		21	20,737
Series 2014-S2, Class R, 1.43%, 11/16/18 (a)		30	29,914
Series 2014-S3, Class R, 1.44%, 2/19/19 (a)		29	28,961
Series 2014-S4, Class R, 1.43%, 4/16/19 (a)		32	32,052
Series 2014-S5, Class R, 1.43%, 6/18/19 (a)		31	31,516
Series 2014-S6, Class R, 1.43%, 12/17/19 (a)		51	50,871
SASCO Mortgage Loan Trust, Series 2005-GEL2, Class A, 0.74%, 4/25/35 (b)		22	22,245
Scholar Funding Trust, Series 2011-A, Class A, 1.18%, 10/28/43 (a)(b)		150	150,678
SLC Private Student Loan Trust:
Series 2006-A, Class A5, 0.45%, 7/15/36 (b)		274	272,714
Series 2010-B, Class A2, 3.69%, 7/15/42 (a)(b)		96	99,476
SLM Private Credit Student Loan Trust:
Series 2002-A, Class A2, 0.84%, 12/16/30 (b)		148	146,132
Series 2004-B, Class A2, 0.49%, 6/15/21 (b)		167	166,026
Series 2004-B, Class A3, 0.62%, 3/15/24 (b)		50	47,944
Series 2005-B, Class A2, 0.47%, 3/15/23 (b)		49	48,929
Series 2006-A, Class A4, 0.48%, 12/15/23 (b)		379	374,843
Series 2006-C, Class A4, 0.46%, 3/15/23 (b)		72	70,820

Asset-Backed Securities		Par (000)	Value
SLM Private Education Loan Trust:
Series 2011-A, Class A3, 2.69%, 1/15/43 (a)(b)	USD	200	$212,369
Series 2011-B, Class A2, 3.74%, 2/15/29 (a)		100	105,017
Series 2011-B, Class A3, 2.44%, 6/16/42 (a)(b)		100	105,701
Series 2011-C, Class A2A, 3.46%, 10/17/44 (a)(b)		120	128,496
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		260	279,218
Series 2012-A, Class A1, 1.59%, 8/15/25 (a)(b)		392	395,112
Series 2012-A, Class A2, 3.83%, 1/17/45 (a)		385	405,794
Series 2013-B, Class A2A, 1.85%, 6/17/30 (a)		538	533,670
SMB Private Education Loan Trust, Series 2014-A, Class A1, 0.69%, 9/15/21 (a)(b)		156	155,607
SoFi Professional Loan Program LLC:
Series 2015-A, Class A2, 2.42%, 3/25/30 (a)		92	91,556
Series 2015-B, Class A1, 1.31%, 4/25/35 (a)(b)		100	100,000
Series 2015-B, Class A2, 2.51%, 9/27/32 (a)		100	99,980
SpringCastle America Funding LLC:
Series 2014-AA, Class A, 2.70%, 5/25/23 (a)		347	348,809
Series 2014-AA, Class B, 4.61%, 10/25/27 (a)		255	260,795
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24 (a)		205	207,432
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.48%, 1/25/35 (b)		246	226,983
Sunset Mortgage Loan Co. LLC, Series 2014-NPL2, Class A, 3.72%, 11/16/44 (a)(c)		76	75,673
SWAY Residential Trust, Series 2014-1, Class A, 1.49%, 1/17/20 (a)(b)		193	193,303
Symphony CLO XII Ltd., Series 2013-12A, Class A, 1.58%, 10/15/25 (a)(b)		255	254,054
Symphony CLO XV Ltd., Series 2014-15A, Class B1, 2.47%, 10/17/26 (a)(b)		250	250,317
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.44%, 5/17/32 (a)(b)		100	99,175
U.S. Residential Opportunity Fund Trust, Series 2015-1III, Class A, 3.72%, 1/27/35 (a)		193	193,289
Venture XIX CLO Ltd., Series 2014-19A, Class A, 1.85%, 1/15/26 (a)(b)		250	250,593
Vibrant CLO Ltd., Series 2012-1A, Class A1, 1.75%, 7/17/24 (a)(b)		640	640,000
Total Asset-Backed Securities — 9.1%			16,090,603

Corporate Bonds
Aerospace & Defense — 0.2%
Lockheed Martin Corp.:
2.90%, 3/01/25		20	19,212
3.60%, 3/01/35		43	39,768
4.07%, 12/15/42		44	41,575
Northrop Grumman Corp., 3.85%, 4/15/45		103	90,627
Raytheon Co., 3.15%, 12/15/24		21	20,828

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Aerospace & Defense (concluded)
United Technologies Corp., 4.15%, 5/15/45	USD	58	$55,382

			267,392
Air Freight & Logistics — 0.1%
FedEx Corp.:
4.90%, 1/15/34		123	127,513
3.90%, 2/01/35		7	6,471
4.10%, 2/01/45		58	52,098

			186,082
Airlines — 0.2%
American Airlines Group, Inc., 4.63%, 3/01/20 (a)		69	66,757
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 5/01/27		203	200,463
Southwest Airlines Co., 2.75%, 11/06/19		33	33,482
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 3/15/27 (a)		43	42,785
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23		19	19,333

			362,820
Auto Components — 0.1%
BorgWarner, Inc., 3.38%, 3/15/25		67	65,927
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		37	37,231
4.88%, 3/15/19		50	50,375
6.00%, 8/01/20		60	61,950

			215,483
Automobiles — 0.3%
Daimler Finance North America LLC:
2.25%, 3/02/20 (a)		416	410,965
2.45%, 5/18/20 (a)		150	149,031
General Motors Co., 4.88%, 10/02/23		30	31,628

			591,624
Banks — 4.2%
Abbey National Treasury Services PLC, 2.38%, 3/16/20		232	231,212
Bank of America Corp.:
2.60%, 1/15/19		169	170,840
2.25%, 4/21/20		461	452,610
3.30%, 1/11/23		182	179,240
4.00%, 4/01/24		89	90,564
4.00%, 1/22/25		160	155,887
3.95%, 4/21/25		222	213,828
4.88%, 4/01/44		17	17,267
The Bank of Nova Scotia:
1.30%, 7/21/17		332	332,068
2.80%, 7/21/21		439	441,584
Barclays PLC:
2.75%, 11/08/19		200	198,559
2.88%, 6/08/20		200	198,583
BB&T Corp., 2.45%, 1/15/20		66	66,148
Citigroup, Inc.:
1.80%, 2/05/18		127	126,694
2.50%, 9/26/18		131	132,475
2.50%, 7/29/19		183	183,268
2.40%, 2/18/20		337	332,827
3.50%, 5/15/23		79	77,130
3.88%, 3/26/25		90	86,211
Commonwealth Bank of Australia, 2.30%, 3/12/20		250	249,759
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (a)		700	708,400
HSBC USA, Inc., 2.35%, 3/05/20		327	324,326

Corporate Bonds		Par (000)	Value
Banks (concluded)
JPMorgan Chase & Co.:
1.35%, 2/15/17	USD	155	$155,135
2.35%, 1/28/19		217	217,836
2.20%, 10/22/19		66	65,418
2.25%, 1/23/20		270	265,325
2.75%, 6/23/20		312	311,575
3.88%, 9/10/24		176	173,167
Macquarie Bank Ltd., 1.60%, 10/27/17 (a)		124	123,944
Royal Bank of Canada, 2.15%, 3/06/20		222	221,639
Standard Chartered PLC, 2.25%, 4/17/20 (a)		200	196,442
Swedbank AB, 2.20%, 3/04/20 (a)		240	238,397
U.S. Bancorp, 2.95%, 7/15/22		170	167,329
Wells Fargo & Co.:
1.50%, 7/01/15		110	110,000
3.30%, 9/09/24		61	60,064
3.00%, 2/19/25		106	101,520
3.90%, 5/01/45		130	116,994

			7,494,265
Beverages — 0.0%
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		35	30,902
Molson Coors Brewing Co., 5.00%, 5/01/42		25	24,338

			55,240
Biotechnology — 0.4%
Amgen, Inc.:
2.13%, 5/01/20		107	104,774
3.13%, 5/01/25		110	104,076
5.65%, 6/15/42		101	112,263
4.40%, 5/01/45		58	53,446
Baxalta, Inc., 4.00%, 6/23/25 (a)		95	94,293
Celgene Corp.:
2.25%, 5/15/19		81	81,158
3.25%, 8/15/22		82	81,092
Gilead Sciences, Inc.:
2.35%, 2/01/20		20	20,072
4.50%, 2/01/45		55	54,788

			705,962
Capital Markets — 1.2%
The Bank of New York Mellon Corp.:
2.10%, 1/15/19		161	161,471
3.00%, 2/24/25		112	108,510
Deutsche Bank AG, 1.88%, 2/13/18		116	115,645
The Goldman Sachs Group, Inc.:
3.63%, 2/07/16		98	99,587
2.63%, 1/31/19		178	180,203
2.55%, 10/23/19		327	327,766
2.60%, 4/23/20		123	122,384
3.50%, 1/23/25		53	51,399
3.75%, 5/22/25		258	254,605
4.80%, 7/08/44		30	29,614
Jefferies Group LLC, 6.50%, 1/20/43		20	19,540
Morgan Stanley:
2.80%, 6/16/20		314	314,334
3.75%, 2/25/23		70	70,780
3.70%, 10/23/24		116	115,530
4.30%, 1/27/45		142	132,684

			2,104,052
Chemicals — 0.3%
Agrium, Inc.:
3.15%, 10/01/22		59	57,204
4.13%, 3/15/35		46	41,132
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP, 2.45%, 5/01/20 (a)		118	117,246

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	7

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Chemicals (concluded)
The Dow Chemical Co.:
4.38%, 11/15/42	USD	23	$20,953
4.63%, 10/01/44		39	36,403
Eastman Chemical Co., 4.80%, 9/01/42		59	56,591
Ecolab, Inc., 2.25%, 1/12/20		64	63,357
LYB International Finance BV, 4.00%, 7/15/23		117	119,732
Monsanto Co., 3.60%, 7/15/42		56	44,458
The Sherwin-Williams Co., 4.00%, 12/15/42		20	18,556

			575,632
Commercial Services & Supplies — 0.1%
Republic Services, Inc., 3.20%, 3/15/25		121	116,379
Waste Management, Inc.:
3.13%, 3/01/25		47	45,597
3.90%, 3/01/35		56	51,347

			213,323
Communications Equipment — 0.1%
Cisco Systems, Inc., 2.13%, 3/01/19		35	35,243
Harris Corp., 2.70%, 4/27/20		28	27,642
Juniper Networks, Inc., 3.30%, 6/15/20		48	48,340
QUALCOMM, Inc., 4.65%, 5/20/35		126	121,968

			233,193
Consumer Finance — 2.0%
Ally Financial, Inc.:
4.13%, 2/13/22		130	124,800
5.13%, 9/30/24		135	135,337
American Express Credit Corp.:
1.13%, 6/05/17		299	297,874
2.25%, 8/15/19		162	162,273
2.38%, 5/26/20		245	243,243
Capital One N.A., 2.95%, 7/23/21		263	259,240
Discover Bank, 3.10%, 6/04/20		250	249,751
Discover Financial Services, 3.75%, 3/04/25		44	42,012
Ford Motor Credit Co. LLC:
1.72%, 12/06/17		690	686,418
2.15%, 1/09/18		200	200,823
General Motors Financial Co., Inc.:
2.75%, 5/15/16		139	140,661
2.63%, 7/10/17		360	363,918
4.75%, 8/15/17		230	242,722
3.45%, 4/10/22		88	86,227
4.00%, 1/15/25		151	148,166
Synchrony Financial, 2.70%, 2/03/20		33	32,598
Toyota Motor Credit Corp., 2.75%, 5/17/21		159	161,313

			3,577,376
Containers & Packaging — 0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 6.88%, 2/15/21		260	271,050
Diversified Financial Services — 0.6%
BP Capital Markets PLC, 2.24%, 5/10/19		184	185,389
General Electric Capital Corp.:
3.15%, 9/07/22		103	103,415
3.10%, 1/09/23		181	180,501
Moody’s Corp., 4.50%, 9/01/22		54	57,520
Shell International Finance BV:
2.13%, 5/11/20		225	224,517
4.13%, 5/11/35		200	195,784
3.63%, 8/21/42		44	38,480
Woodside Finance Ltd., 3.65%, 3/05/25 (a)		62	59,543

			1,045,149

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services — 1.1%
AT&T Inc.:
2.38%, 11/27/18	USD	54	$54,473
2.30%, 3/11/19		136	136,110
2.45%, 6/30/20		245	240,166
3.88%, 8/15/21		93	95,925
3.00%, 6/30/22		308	297,394
3.40%, 5/15/25		58	55,315
4.30%, 12/15/42		79	67,707
4.75%, 5/15/46		45	40,949
Orange SA, 5.50%, 2/06/44		55	58,233
Verizon Communications, Inc.:
2.63%, 2/21/20		231	230,481
3.45%, 3/15/21		146	148,822
5.05%, 3/15/34		55	55,370
4.40%, 11/01/34		224	207,370
3.85%, 11/01/42		200	165,059
4.86%, 8/21/46		128	119,797

			1,973,171
Electric Utilities — 0.8%
Alabama Power Co., 2.80%, 4/01/25		21	20,129
Commonwealth Edison Co., 4.70%, 1/15/44		61	64,200
Duke Energy Carolinas LLC:
4.25%, 12/15/41		130	127,898
3.75%, 6/01/45		48	43,773
Duke Energy Corp., 3.75%, 4/15/24		25	25,473
Duke Energy Florida, Inc., 3.85%, 11/15/42		48	44,373
Entergy Arkansas, Inc., 3.70%, 6/01/24		172	179,537
Exelon Corp., 2.85%, 6/15/20		41	41,238
Florida Power & Light Co., 3.80%, 12/15/42		39	36,391
Georgia Power Co., 3.00%, 4/15/16		153	155,699
PacifiCorp.:
3.60%, 4/01/24		174	179,639
3.35%, 7/01/25		120	120,084
Progress Energy, Inc., 4.88%, 12/01/19		11	12,012
Public Service Co. of Colorado, 2.50%, 3/15/23		98	94,122
Puget Sound Energy, Inc., 4.30%, 5/20/45		79	78,558
Southern California Edison Co., 1.25%, 11/01/17		47	46,957
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (a)		151	149,995

			1,420,078
Electrical Equipment — 0.0%
Rockwell Automation, Inc., 2.88%, 3/01/25		78	75,645
Energy Equipment & Services — 0.0%
Ensco PLC, 5.75%, 10/01/44		12	10,694
Transocean, Inc., 6.80%, 3/15/38		16	11,960

			22,654
Food & Staples Retailing — 0.1%
CVS Health Corp., 5.30%, 12/05/43		27	29,421
Wal-Mart Stores, Inc.:
2.55%, 4/11/23		58	56,001
4.00%, 4/11/43		35	33,396

			118,818
Food Products — 0.0%
Kraft Foods Group, Inc., 6.88%, 1/26/39		28	34,312
Health Care Equipment & Supplies — 0.7%
Abbott Laboratories:
2.55%, 3/15/22		130	127,010
2.95%, 3/15/25		65	62,488
Baxter International, Inc., 2.40%, 8/15/22		54	51,168

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Health Care Equipment & Supplies (concluded)
Becton Dickinson and Co.:
1.45%, 5/15/17	USD	96	$95,930
1.80%, 12/15/17		34	34,004
2.68%, 12/15/19		130	130,098
3.13%, 11/08/21		59	58,490
Boston Scientific Corp.:
2.65%, 10/01/18		82	83,181
2.85%, 5/15/20		100	99,295
3.85%, 5/15/25		109	105,757
Medtronic, Inc.:
2.50%, 3/15/20 (a)		67	67,112
3.13%, 3/15/22		63	63,840
4.63%, 3/15/44		120	120,968
4.63%, 3/15/45 (a)		63	63,778
Zimmer Holdings, Inc.:
3.55%, 4/01/25		41	39,614
4.25%, 8/15/35		89	82,259

			1,284,992
Health Care Providers & Services — 1.1%
Aetna, Inc.:
4.50%, 5/15/42		43	39,999
4.13%, 11/07/42		22	19,495
AmerisourceBergen Corp.:
1.15%, 5/15/17		164	163,720
3.25%, 3/01/25		21	20,202
4.25%, 3/01/45		21	19,064
Anthem, Inc.:
1.88%, 1/15/18		246	245,572
2.30%, 7/15/18		327	328,945
Series A, 3.70%, 8/15/21		146	149,390
3.30%, 1/15/23		157	150,892
4.65%, 8/15/44		45	41,159
Cigna Corp., 3.25%, 4/15/25		166	159,231
Express Scripts Holding Co.:
1.25%, 6/02/17		79	78,630
3.90%, 2/15/22		63	64,693
HCA, Inc.:
5.38%, 2/01/25		130	132,119
5.25%, 4/15/25		135	140,400
Laboratory Corp. of America Holdings, 2.63%, 2/01/20		63	62,512
UnitedHealth Group, Inc.:
2.88%, 12/15/21		75	74,992
3.95%, 10/15/42		73	66,050

			1,957,065
Hotels, Restaurants & Leisure — 0.0%
McDonald’s Corp., 4.60%, 5/26/45		25	24,390
Household Durables — 0.1%
Newell Rubbermaid, Inc., 2.88%, 12/01/19		124	125,326
Household Products — 0.1%
Kimberly-Clark Corp.:
1.90%, 5/22/19		185	184,574
2.65%, 3/01/25		35	33,832

			218,406
Industrial Conglomerates — 0.2%
Eaton Corp., 2.75%, 11/02/22		137	133,250
General Electric Co., 4.50%, 3/11/44		180	182,806

			316,056
Insurance — 1.5%
Aflac, Inc., 3.63%, 6/15/23		38	38,401
The Allstate Corp., 3.15%, 6/15/23		38	38,049

Corporate Bonds		Par (000)	Value
Insurance (concluded)
American International Group, Inc.:
3.38%, 8/15/20	USD	77	$79,700
3.88%, 1/15/35		39	35,226
4.50%, 7/16/44		42	39,952
4.38%, 1/15/55		42	37,407
Aon PLC, 4.75%, 5/15/45		20	19,278
Berkshire Hathaway Finance Corp., 4.30%, 5/15/43		30	29,035
Lincoln National Corp., 3.35%, 3/09/25		21	20,370
Loews Corp., 2.63%, 5/15/23		38	36,335
Manulife Financial Corp., 3.40%, 9/17/15		220	221,126
MassMutual Global Funding II, 2.35%, 4/09/19 (a)		200	202,036
MetLife, Inc., 4.05%, 3/01/45		128	117,567
Metropolitan Life Global Funding I:
1.30%, 4/10/17 (a)		510	511,153
2.30%, 4/10/19 (a)		210	211,306
Prudential Financial, Inc.:
4.75%, 9/17/15		277	279,143
4.50%, 11/15/20		352	385,041
4.60%, 5/15/44		103	99,585
The Travelers Cos., Inc., 4.60%, 8/01/43		85	87,954
XLIT Ltd., 2.30%, 12/15/18		75	75,505

			2,564,169
Internet & Catalog Retail — 0.1%
Amazon.com, Inc., 2.60%, 12/05/19		129	129,808
IT Services — 0.1%
MasterCard, Inc., 3.38%, 4/01/24		120	122,491
Life Sciences Tools & Services — 0.0%
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22		76	75,102
Machinery — 0.2%
Caterpillar, Inc., 4.75%, 5/15/64		119	116,484
Ingersoll-Rand Luxembourg Finance SA, 2.63%, 5/01/20		52	51,773
John Deere Capital Corp., 3.35%, 6/12/24		142	144,733

			312,990
Media — 1.0%
21st Century Fox America, Inc.:
3.70%, 9/15/24		38	38,284
4.75%, 9/15/44		27	26,400
CBS Corp., 2.30%, 8/15/19		71	70,170
Comcast Corp.:
3.38%, 8/15/25		69	68,090
4.40%, 8/15/35		139	138,023
4.75%, 3/01/44		41	41,621
4.60%, 8/15/45		35	34,700
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
4.60%, 2/15/21		141	150,214
6.38%, 3/01/41		33	35,498
5.15%, 3/15/42		38	35,750
Discovery Communications LLC, 3.45%, 3/15/25		44	41,287
The Interpublic Group of Cos., Inc.:
4.00%, 3/15/22		47	48,075
3.75%, 2/15/23		40	39,577
NBCUniversal Media LLC:
4.38%, 4/01/21		52	56,320
4.45%, 1/15/43		56	53,821
Scripps Networks Interactive, Inc., 2.75%, 11/15/19		131	131,280
Time Warner Cable, Inc.:
5.00%, 2/01/20		58	62,618

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	9

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Media (concluded)
4.13%, 2/15/21	USD	160	$165,191
4.00%, 9/01/21		22	22,586
5.50%, 9/01/41		126	117,516
Time Warner, Inc.:
2.10%, 6/01/19		185	183,785
3.60%, 7/15/25		80	77,814
4.65%, 6/01/44		121	115,029
Viacom, Inc.:
2.75%, 12/15/19		19	18,998
4.50%, 3/01/21		54	57,126

			1,829,773
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		128	125,693
5.40%, 11/14/34		62	53,484
Newmont Mining Corp., 3.50%, 3/15/22		84	80,165
Novelis, Inc., 8.75%, 12/15/20		310	327,825
Nucor Corp., 5.20%, 8/01/43		40	40,926

			628,093
Multiline Retail — 0.1%
Macy’s Retail Holdings, Inc., 4.50%, 12/15/34		59	56,609
Target Corp.:
3.50%, 7/01/24		28	28,582
4.00%, 7/01/42		46	43,468

			128,659
Multi-Utilities — 0.6%
Berkshire Hathaway Energy Co.:
2.40%, 2/01/20		35	34,847
3.50%, 2/01/25		45	44,812
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44		44	45,257
CMS Energy Corp., 3.88%, 3/01/24		118	119,979
Consumers Energy Co., 3.95%, 5/15/43		39	37,200
Dominion Resources, Inc.:
1.95%, 8/15/16		151	152,168
2.50%, 12/01/19		121	121,362
DTE Electric Co., 3.95%, 6/15/42		48	45,603
DTE Energy Co.:
2.40%, 12/01/19		35	34,997
3.50%, 6/01/24		104	104,143
NiSource Finance Corp., 3.85%, 2/15/23		81	83,348
Pacific Gas & Electric Co.:
4.75%, 2/15/44		46	47,424
4.30%, 3/15/45		39	37,459
PG&E Corp., 2.40%, 3/01/19		66	66,086
Sempra Energy, 2.88%, 10/01/22		39	37,814
Virginia Electric & Power Co.:
4.45%, 2/15/44		39	39,164
4.20%, 5/15/45		83	80,206

			1,131,869
Oil, Gas & Consumable Fuels — 2.5%
Anadarko Petroleum Corp.:
7.95%, 6/15/39		40	52,352
4.50%, 7/15/44		55	50,548
Chevron Corp.:
2.19%, 11/15/19		35	35,194
1.96%, 3/03/20		213	211,254
Continental Resources, Inc.:
3.80%, 6/01/24		55	50,204
4.90%, 6/01/44		63	53,059
Devon Energy Corp., 5.60%, 7/15/41		57	59,676
Energy Transfer Partners LP:
4.15%, 10/01/20		75	77,082

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
4.65%, 6/01/21	USD	186	$190,900
4.90%, 3/15/35		60	54,139
6.63%, 10/15/36		31	32,680
5.15%, 2/01/43		54	48,090
Enterprise Products Operating LLC:
3.90%, 2/15/24		57	57,237
3.70%, 2/15/26		48	46,477
4.45%, 2/15/43		150	135,565
EOG Resources, Inc.:
2.45%, 4/01/20		308	310,138
3.90%, 4/01/35		101	95,611
Exxon Mobil Corp., 1.82%, 3/15/19		224	224,290
Kinder Morgan Energy Partners LP:
3.50%, 3/01/21		720	709,921
5.63%, 9/01/41		15	14,067
4.70%, 11/01/42		89	74,342
Kinder Morgan, Inc., 3.05%, 12/01/19		153	152,831
Laredo Petroleum, Inc., 7.38%, 5/01/22		15	15,787
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19		183	143,197
Marathon Petroleum Corp., 4.75%, 9/15/44		40	36,508
MEG Energy Corp.:
6.50%, 3/15/21 (a)		16	15,400
7.00%, 3/31/24		30	28,763
Noble Energy, Inc., 4.15%, 12/15/21		96	100,010
Occidental Petroleum Corp., 3.13%, 2/15/22		83	83,208
Peabody Energy Corp., 6.00%, 11/15/18		25	12,000
Phillips 66, 4.88%, 11/15/44		43	41,071
Plains All American Pipeline LP/PAA Finance Corp.:
2.60%, 12/15/19		147	146,377
2.85%, 1/31/23		147	137,968
5.15%, 6/01/42		31	29,976
4.90%, 2/15/45		48	45,255
Spectra Energy Partners LP, 3.50%, 3/15/25		83	79,486
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23		103	97,475
TransCanada PipeLines Ltd.:
1.88%, 1/12/18		38	38,251
2.50%, 8/01/22		44	41,739
4.63%, 3/01/34		119	117,989
Valero Energy Corp., 3.65%, 3/15/25		181	175,994
Western Gas Partners LP, 4.00%, 7/01/22		59	59,204
Williams Partners LP:
4.00%, 11/15/21		188	189,760
4.50%, 11/15/23		14	14,065
4.90%, 1/15/45		92	78,940

			4,464,080
Paper & Forest Products — 0.1%
International Paper Co.:
3.65%, 6/15/24		59	58,151
4.80%, 6/15/44		66	61,202

			119,353
Pharmaceuticals — 1.8%
AbbVie, Inc.:
2.50%, 5/14/20		149	147,471
2.90%, 11/06/22		106	102,640
4.50%, 5/14/35		142	138,919
4.40%, 11/06/42		102	96,511
Actavis Funding SCS:
2.35%, 3/12/18		919	923,851
3.00%, 3/12/20		893	895,025
Bristol-Myers Squibb Co., 4.50%, 3/01/44		62	64,181
Eli Lilly & Co.:
2.75%, 6/01/25		18	17,389

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Pharmaceuticals (concluded)
3.70%, 3/01/45	USD	42	$38,103
GlaxoSmithKline Capital PLC, 2.85%, 5/08/22		69	68,396
Merck & Co., Inc., 3.70%, 2/10/45		147	131,325
Mylan, Inc., 3.13%, 1/15/23 (a)		121	115,456
Novartis Capital Corp., 4.40%, 4/24/20		125	137,959
Pfizer, Inc.:
4.30%, 6/15/43		58	56,675
4.40%, 5/15/44		43	42,420
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		47	47,902
Valeant Pharmaceuticals International, Inc., 6.13%, 4/15/25 (a)		112	115,220
Zoetis, Inc., 3.25%, 2/01/23		42	40,690

			3,180,133
Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp., 3.45%, 9/15/21		57	56,725
ERP Operating LP, 3.38%, 6/01/25		38	37,209
HCP, Inc., 4.00%, 6/01/25		106	103,774
Omega Healthcare Investors, Inc., 4.50%, 4/01/27 (a)		33	31,655
Simon Property Group LP:
3.38%, 10/01/24		77	76,505
4.25%, 10/01/44		48	45,582
Ventas Realty LP, 3.75%, 5/01/24		101	99,530

			450,980
Road & Rail — 0.4%
Burlington Northern Santa Fe LLC:
3.00%, 3/15/23		61	59,596
4.15%, 4/01/45		28	25,825
CSX Corp., 4.10%, 3/15/44		42	38,462
Norfolk Southern Corp., 4.45%, 6/15/45		55	52,770
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 2/01/22 (a)		138	133,769
Ryder System, Inc., 2.45%, 9/03/19		150	149,693
Union Pacific Corp.:
3.38%, 2/01/35		27	24,003
3.88%, 2/01/55		109	95,853
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		110	109,669

			689,640
Software — 0.5%
Adobe Systems, Inc., 3.25%, 2/01/25		38	36,687
First Data Corp.:
7.38%, 6/15/19 (a)		105	109,147
8.75%, 1/15/22		120	127,575
Microsoft Corp.:
3.50%, 2/12/35		107	97,819
3.75%, 2/12/45		55	49,590
Oracle Corp.:
2.80%, 7/08/21		239	241,911
4.30%, 7/08/34		65	64,099
4.38%, 5/15/55		121	112,433

			839,261
Specialty Retail — 0.1%
The Home Depot, Inc., 5.40%, 9/15/40		28	31,895
Lowe’s Cos., Inc., 4.25%, 9/15/44		38	36,742
QVC, Inc.:
3.13%, 4/01/19		32	31,785
5.13%, 7/02/22		80	82,382

			182,804

Corporate Bonds		Par (000)	Value
Technology Hardware, Storage & Peripherals — 0.7%
Apple Inc.:
2.10%, 5/06/19	USD	361	$364,634
2.00%, 5/06/20		637	633,308
3.45%, 2/09/45		39	33,053
Hewlett-Packard Co., 3.75%, 12/01/20		143	147,362

			1,178,357
Tobacco — 0.4%
Altria Group, Inc.:
2.63%, 1/14/20		64	63,751
2.85%, 8/09/22		46	44,216
4.25%, 8/09/42		34	30,175
Philip Morris International, Inc.:
1.13%, 8/21/17		164	163,709
4.13%, 3/04/43		48	44,284
4.88%, 11/15/43		65	67,252
Reynolds American, Inc.:
2.30%, 6/12/18		60	60,449
3.25%, 6/12/20		46	46,593
3.25%, 11/01/22		79	76,089
4.45%, 6/12/25		76	77,430
4.75%, 11/01/42		48	43,545
RJ Reynolds Tobacco Co., 3.75%, 5/20/23		21	20,410

			737,903
Trading Companies & Distributors — 0.1%
Air Lease Corp., 3.75%, 2/01/22		82	81,951
GATX Corp., 2.60%, 3/30/20		54	53,283
United Rentals North America, Inc., 7.63%, 4/15/22		35	37,887

			173,121
Wireless Telecommunication Services — 0.6%
America Movil SAB de CV, 2.38%, 9/08/16		385	389,859
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		390	440,411
Sprint Corp., 7.88%, 9/15/23		135	131,665
T-Mobile USA, Inc.:
6.63%, 4/28/21		55	57,063
6.73%, 4/28/22		50	52,125
6.84%, 4/28/23		15	15,769
Vodafone Group PLC, 2.50%, 9/26/22		61	55,952

			1,142,844
Total Corporate Bonds — 25.7%			45,550,986

Foreign Agency Obligations
Norway — 0.2%
Statoil ASA, 2.90%, 11/08/20		280	286,877
Total Foreign Agency Obligations — 0.2%			286,877

Foreign Government Obligations
Brazil — 0.1%
Federative Republic of Brazil, 4.25%, 1/07/25		270	260,685

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	11

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value
Colombia — 0.1%
Republic of Colombia, 4.00%, 2/26/24	USD	205	$203,975
Germany — 0.5%
Deutsche Bundesrepublik Inflation Linked Bonds, 0.10%, 4/15/26	EUR	670	811,574
Mexico — 1.0%
United Mexican States:
4.75%, 6/14/18	MXN	6,300	402,456
8.50%, 12/13/18		1,500	106,423
5.00%, 12/11/19		1,500	94,647
4.00%, 10/02/23	USD	820	842,550
8.00%, 12/07/23	MXN	4,000	287,582
6.05%, 1/11/40	USD	6	6,810
4.75%, 3/08/44		132	125,400

			1,865,868
Peru — 0.1%
Republic of Peru, 7.35%, 7/21/25		100	130,500
Russia — 0.1%
Russian Federation:
7.60%, 7/20/22	RUB	1,115	17,012
7.00%, 8/16/23		5,960	85,806

			102,818
Slovenia — 0.1%
Republic of Slovenia, 4.13%, 2/18/19 (a)	USD	200	208,000
Turkey — 0.3%
Republic of Turkey, 5.75%, 3/22/24		530	573,725
Total Foreign Government Obligations — 2.3%			4,157,145

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.5%
Adjustable Rate Mortgage Trust, Series 2005-12, Class 4A1, 3.26%, 3/25/36 (b)		63	47,285
Countrywide Alternative Loan Trust:
Series 2005-72, Class A3, 0.48%, 1/25/36 (b)		34	27,640
Series 2005-80CB, Class 4A1, 6.00%, 2/25/36		59	49,875
Series 2006-OA14, Class 1A1, 1.88%, 11/25/46 (b)		165	138,954
Series 2006-OA6, Class 1A2, 0.39%, 7/25/46 (b)		83	71,977
Series 2007-22, Class 2A16, 6.50%, 9/25/37		910	722,176
Series 2007-OA3, Class 1A1, 0.32%, 4/25/47 (b)		42	34,691
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-OA4, Class A1, 1.12%, 4/25/46 (b)		230	132,024
Series 2006-OA5, Class 2A1, 0.38%, 4/25/46 (b)		245	197,694
Credit Suisse Mortgage Capital Certificates:
Series 2014-11R, Class 16A1, 3.17%, 9/27/47 (a)(b)		102	98,972
Series 2015-5R, Class 3A1, 4.45%, 1/29/37 (a)		40	39,972
Series 2015-6R, Class 5A1, 4.75%, 1/27/37 (a)		41	38,130
Series 2015-6R, Class 5A2, 0.48%, 10/27/36 (a)		61	32,568

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (concluded)
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RMP1, Class A2, 0.33%, 12/25/36 (b)	USD	203	$172,964
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 0.98%, 11/25/34 (b)		135	133,367
LSTAR Securities Investment Trust:
Series 2014-1, Class Note, 3.28%, 9/01/21 (a)(b)		298	298,009
Series 2015-3, Class A, 2.18%, 3/01/20 (a)(b)		98	96,737
MASTR Resecuritization Trust, Series 2008-3, Class A1, 0.62%, 8/25/37 (a)(b)		65	46,716
Morgan Stanley Resecuritization Trust, Series 2014-R5, Class B1, 0.35%, 11/26/33 (a)(b)		200	178,944
Residential Accredit Loans, Inc. Trust, Series 2006-QO2, Class A1, 0.41%, 2/25/46 (b)		303	141,298

			2,699,993
Commercial Mortgage-Backed Securities — 5.2%
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		25	26,067
Series 2007-3, Class A1A, 5.75%, 6/10/49 (b)		258	275,119
Series 2007-3, Class A4, 5.75%, 6/10/49 (b)		630	665,668
Series 2007-3, Class AJ, 5.75%, 6/10/49 (b)		40	41,469
Series 2007-5, Class AM, 5.77%, 2/10/51 (b)		85	89,399
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-FL1, Class A, 1.59%, 12/15/31 (a)(b)		100	100,129
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW15, Class A1A, 5.32%, 2/11/44		172	180,448
Series 2007-PW16, Class AM, 5.90%, 6/11/40 (b)		41	43,908
Series 2007-PW17, Class A3, 5.74%, 6/11/50		38	37,834
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 1.68%, 7/05/33 (a)(b)		100	99,395
BXHTL Mortgage Trust, Series 2015-JWRZ, Class GL, 2.35%, 5/15/29 (a)(b)		100	95,148
Carefree Portfolio Trust, Series 2014-CARE, Class A, 1.51%, 11/15/19 (a)(b)		100	100,249
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 1.59%, 12/15/27 (a)(b)		160	160,057
Citigroup Commercial Mortgage Trust, Series 2014-388G, Class A, 0.94%, 6/15/33 (a)(b)		184	183,005
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class AMA, 6.33%, 11/15/44 (b)		25	27,153

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.96%, 5/15/46 (b)	USD	158	$168,838
Commercial Mortgage Pass-Through Certificates:
Series 2007-C9, Class AJFL, 0.88%, 12/10/49 (a)(b)		90	87,438
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		110	115,131
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (a)		180	178,174
Series 2013-FL3, Class A, 1.70%, 10/13/28 (a)(b)		214	213,857
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (a)		130	131,767
Series 2014-CR20, Class A4, 3.59%, 11/10/47		16	16,328
Series 2014-FL5, Class D, 4.00%, 10/15/31 (a)(b)		100	92,560
Series 2014-KYO, Class F, 3.69%, 6/11/27 (a)(b)		130	130,123
Series 2015-CR22, Class A5, 3.31%, 3/10/48		60	59,692
Series 2015-LC21, Class A4, 3.71%, 7/10/48		10	10,252
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (b)		130	139,445
Core Industrial Trust:
Series 2015-CALW, Class A, 3.04%, 2/10/34 (a)		100	100,376
Series 2015-TEXW, Class A, 3.08%, 2/10/34 (a)		100	100,122
Credit Suisse Mortgage Capital Certificates:
Series 2010-RR2, Class 2A, 6.15%, 9/15/39 (a)(b)		299	315,564
Series 2015-DEAL, Class D, 3.29%, 4/15/29 (a)(b)		100	99,525
Del Coronado Trust, Series 2013-HDMZ, Class M, 5.19%, 3/15/18 (a)(b)		180	180,054
Deutsche Bank Re-REMIC Trust:
Series 2011-C32, Class A3A, 5.90%, 6/17/49 (a)(b)		165	172,827
Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		123	123,590
Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (a)		180	180,578
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 1.48%, 12/15/16 (a)(b)		100	99,985
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.55%, 12/10/27 (a)(b)		360	341,152
GS Mortgage Securities Trust, Series 2013-GC16, Class A4, 4.27%, 11/10/46		30	32,368
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (a)(b)		290	293,920
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2007-CB20, Class AJ, 6.28%, 2/12/51 (b)		20	20,899
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		92	95,900
Series 2014-FL6, Class A, 1.59%, 11/15/31 (a)(b)		105	104,942
Series 2015-CSMO, Class D, 3.49%, 1/15/32 (a)(b)		100	100,212

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Merrill Lynch Mortgage Trust:
Series 2005-CKI1, Class AJ, 5.28%, 11/12/37 (b)	USD	195	$196,463
Series 2007-C1, Class A1A, 5.84%, 6/12/50 (b)		109	113,670
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A2, 3.10%, 12/15/47		32	33,168
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class AMFL, 0.36%, 2/12/44 (b)		25	24,514
Series 2007-HQ12, Class A2FX, 5.59%, 4/12/49 (b)		65	64,871
Series 2007-HQ12, Class AM, 5.86%, 4/12/49 (b)		315	332,536
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		120	126,632
Series 2007-IQ14, Class A1A, 5.67%, 4/15/49 (b)		71	75,902
Series 2007-IQ15, Class AM, 5.91%, 6/11/49 (b)		505	537,117
Morgan Stanley Re-REMIC Trust:
Series 2011-IO, Class C, 0.00%, 3/23/51 (a)(d)		83	78,196
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (a)		74	74,264
Series 2012-XA, Class A, 2.00%, 7/27/49 (a)		118	117,903
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.15%, 2/16/51 (a)(b)		744	766,116
SCG Trust, Series 2013-SRP1, Class AJ, 2.14%, 11/15/26 (a)(b)		120	120,355
STRIPs Ltd.:
Series 2012-1A, Class A, 1.50%, 12/25/44 (a)		140	138,660
Series 2012-1A, Class B, 0.50%, 12/25/44 (a)		100	90,750
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class AJ, 5.63%, 10/15/48 (b)		27	27,498
Series 2006-C29, Class AM, 5.34%, 11/15/48		30	31,520
Series 2006-WL7A, Class H, 0.59%, 9/15/21 (a)(b)		150	146,538
Series 2007-C33, Class AJ, 6.15%, 2/15/51 (b)		153	158,176
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class A5, 3.45%, 2/15/48		20	20,130
Series 2015-C27, Class C, 3.89%, 2/15/48		30	27,918
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		64	64,355

			9,197,919
Interest Only Commercial Mortgage-Backed Securities — 0.5%
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.73%, 11/05/36 (a)(b)		3,475	178,636
Commercial Mortgage Pass-Through Certificates:
Series 2013-LC6, Class XA, 1.90%, 1/10/46 (b)		1,965	154,108
Series 2015-3BP, Class XA, 0.17%, 2/10/35 (a)(b)		1,916	16,114
Series 2015-CR23, Class XA, 1.16%, 5/10/48 (b)		620	42,144
GS Mortgage Securities Corp. II, Series 2013-GC10, Class XA, 1.86%, 2/10/46 (b)		2,618	237,823

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	13

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
Hilton USA Trust, Series 2013-HLT, Class X1FX, 0.10%, 11/05/30 (a)(b)	USD	2,340	$934
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class XA, 1.35%, 10/15/48 (b)		999	75,354
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XA, 1.31%, 12/15/47 (b)		406	28,770
WF-RBS Commercial Mortgage Trust:
Series 2014-C24, Class XA, 1.13%, 11/15/47 (b)		823	54,013
Series 2014-LC14, Class XA, 1.61%, 3/15/47 (b)		986	78,223

			866,119
Total Non-Agency Mortgage-Backed Securities — 7.2%			12,764,031

Other Interests (e)		Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (f)(g)		185	19
Lehman Brothers Holdings, Inc. (f)(g)		1,025	103
Total Other Interests — 0.0%			122

Preferred Securities
Capital Trusts		Par (000)
Aerospace & Defense — 0.1%
United Technologies Corp., 1.78%, 5/04/18 (c)		209	209,643
Banks — 0.2%
Bank of America Corp., 6.10% (b)(h)		60	59,250
Citigroup, Inc.:
5.90% (b)(h)		45	44,325
5.95% (b)(h)		65	62,738
JPMorgan Chase & Co., 5.30% (b)(h)		100	99,260

			265,573
Capital Markets — 0.1%
The Goldman Sachs Group, Inc., 5.38% (b)(h)		87	85,947
State Street Capital Trust IV, 1.29%, 6/01/77 (b)		40	34,900

			120,847
Consumer Finance — 0.0%
Capital One Financial Corp., 5.55% (b)(h)		64	63,440
Insurance — 0.0%
MetLife, Inc., 5.25% (b)(h)		33	32,711
Total Capital Trusts — 0.4%			692,214

Preferred Stocks		Shares	Value
Media — 0.1%
NBCUniversal Enterprise, Inc. 5.25% (a)		200,000	$212,750
Thrifts & Mortgage Finance — 0.1%
Fannie Mae, Series S, 8.25%		10,000	37,500
Freddie Mac, Series Z, 8.38%		10,000	37,500

			75,000
Total Preferred Stocks — 0.2%			287,750

Trust Preferreds
Consumer Finance — 0.1%
GMAC Capital Trust I, 8.13%, 2/15/40 (b)		8,000	207,840
Diversified Financial Services — 0.2%
Citigroup Capital XIII, 7.88%, 10/30/40 (b)		13,971	362,687
Total Trust Preferreds — 0.3%			570,527
Total Preferred Securities — 0.9%			1,550,491

Taxable Municipal Bonds		Par (000)
Bay Area Toll Authority RB, 5.00%, 10/01/54	USD	125	133,839
City of San Jose, CA Airport Revenue RB, AMBAC, 5.00%, 3/01/37		30	31,006
County of Miami-Dade, FL Aviation Revenue RB, 5.00%, 10/01/38 (i)		60	64,740
County of Sacramento, CA Airport System Revenue RB, AGM, 5.25%, 7/01/39		25	26,929
Energy Northwest RB, 5.00%, 7/01/19		85	97,264
Los Angeles Community College District/CA GO, 6.60%, 8/01/42		40	53,392
Los Angeles Unified School District GO, 5.00%, 7/01/22		60	71,795
Massachusetts Development Finance Agency RB, 5.00%, 7/01/44		95	100,045
Metropolitan Transportation Authority RB, 6.67%, 11/15/39		55	70,978
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		40	47,967
New Jersey Economic Development Authority RB, 5.00%, 3/01/21		165	178,952
New Jersey Health Care Facilities Financing Authority RB, 5.00%, 7/01/44		280	297,296
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		60	83,323
New York City Water & Sewer System RB: 5.38%, 6/15/43 5.50%, 6/15/43 5.88%, 6/15/44		200 240 40	233,108 281,942 50,046
New York State Dormitory Authority RB, 5.39%, 3/15/40		30	35,019
New York State Thruway Authority RB, 5.00%, 1/01/31		25	28,312
New York State Urban Development Corp RB, 5.00%, 3/15/20		105	121,860
Pennsylvania Economic Development Financing Authority RB, 5.00%, 12/31/38		35	36,847
Port Authority of New York & New Jersey RB, 4.96%, 8/01/46		80	84,851
Richland County School District No. 2/SC GO, 5.00%, 2/01/22		30	35,573
South Carolina State Public Service Authority RB, 5.00%, 12/01/46		70	75,649

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Taxable Municipal Bonds		Par (000)	Value
South Carolina Transportation Infrastructure Bank RB:
5.00%, 10/01/23 (i)	USD	25	$29,736
5.00%, 10/01/24 (i)		25	29,888
State of California GO, 7.55%, 4/01/39		235	339,794
State of Georgia GO, 5.00%, 2/01/22 (i)		50	59,717
State of Illinois GO, 5.10%, 6/01/33		220	204,193
University of California RB, 4.86%, 5/15/12		20	18,070
Total Taxable Municipal Bonds — 1.7%			2,922,131

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.2%
Fannie Mae:
Series 2013-C01, Class M2, 5.43%, 10/25/23 (b)		220	238,865
Series 2014-C01, Class M2, 4.58%, 1/25/24 (b)		90	92,661

			331,526
Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae:
Series 2014-M13, Class A2, 3.02%, 8/25/24 (b)		30	30,192
Series 2015-M3, Class A2, 2.72%, 10/25/24		94	92,807
Freddie Mac, Series K045, Class A2, 3.02%, 1/25/25		60	60,369

			183,368
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae:
Series 2013-M5, Class X2, 2.48%, 1/25/22 (b)		561	58,889
Series 2014-M13, Class X2, 0.24%, 2/25/24 (b)		3,762	45,206
Ginnie Mae, Series 2012-120, Class IO, 0.93%, 2/16/53 (b)		1,037	70,386

			174,481
Mortgage-Backed Securities — 40.0%
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/30 (j)		1,093	1,106,240
3.00%, 4/01/29-7/01/45 (b)(j)		8,213	8,252,561
3.14%, 3/01/41 (b)		93	99,024
3.16%, 12/01/40 (b)		134	142,326
3.36%, 6/01/41 (b)		103	109,108
3.50%, 7/01/26-7/01/45 (j)		7,873	8,195,704
3.51%, 9/01/41 (b)		115	122,143
4.00%, 2/01/25-7/01/45 (j)		14,213	15,073,476
4.50%, 2/01/25-7/01/45 (j)		5,453	5,882,821
4.69%, 8/01/38 (b)		143	150,445
5.00%, 7/01/33-7/01/45 (j)		2,759	3,054,352
5.50%, 2/01/35-7/01/45 (j)		1,955	2,200,657
6.00%, 2/01/17-6/01/41		843	961,283
6.50%, 5/01/40		393	451,506
Freddie Mac Mortgage-Backed Securities:
2.50%, 7/01/30 (j)		600	606,937
2.56%, 4/01/38 (b)		220	233,145
3.00%, 7/01/30-8/01/43 (j)		2,826	2,832,732
3.02%, 2/01/41 (b)		108	115,996
3.50%, 4/01/42-7/01/45 (j)		2,039	2,099,775
4.00%, 8/01/44-7/01/45 (j)		3,303	3,493,943
4.50%, 2/01/39-7/01/45 (j)		1,220	1,317,996
5.00%, 8/01/40-7/01/45 (j)		846	933,626
5.50%, 6/01/41-7/01/45 (j)		329	368,419

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities (concluded)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/45 (j)	USD	2,083	$2,102,691
3.50%, 12/15/42-7/15/45 (j)		3,951	4,110,866
4.00%, 9/20/40-7/15/45 (j)		2,396	2,542,834
4.50%, 5/20/41-2/15/42		2,281	2,485,552
5.00%, 12/15/38-7/15/45 (j)		1,059	1,172,403
5.50%, 7/15/45 (j)		500	563,047

			70,781,608
Total U.S. Government Sponsored Agency Securities — 40.4%			71,470,983

U.S. Treasury Obligations
U.S. Treasury Bonds, 3.00%, 5/15/45		5,672	5,558,266
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25		5,520	5,414,538
U.S. Treasury Notes:
0.63%, 5/31/17-6/30/17 (k)		2,091	2,090,349
1.13%, 6/15/18		6,580	6,604,677
1.50%, 10/31/19		710	710,388
1.63%, 6/30/20		3,245	3,244,747
1.88%, 5/31/22		2,175	2,150,871
2.13%, 6/30/22		2,140	2,149,029
Total U.S. Treasury Obligations — 15.8%			27,922,865
Total Long-Term Investments (Cost — $183,176,972) — 103.3%			182,716,234

Short-Term Securities
Borrowed Bond Agreements — 0.6%
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.00%, 7/1/15		1,105	1,104,723
(Purchased on 6/30/15 to be repurchased at $1,104,723, collateralized by U.S. Treasury Notes, 2.13% due at 5/15/25, par and fair value of USD 1,124,400 and $1,104,020, respectively)
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.20%, 7/01/15		38	37,952
(Purchased on 6/30/15 to be repurchased at $37,952, collateralized by U.S. Treasury Notes, 1.63% due at 6/30/20, par and fair value of USD 38,000 and $37,997, respectively)

			1,142,675
		Shares
Money Market Funds — 0.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (l)(m)		152,737	152,737
Total Short-Term Securities (Cost — $1,295,412) — 0.7%			1,295,412

Options Purchased
(Cost — $2,452) — 0.0%			2,048
Total Investments Before TBA Sale Commitments (Cost — $184,474,836) — 104.0%			184,013,694

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	15

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Borrowed Bonds		Par (000)	Value
U.S. Treasury Obligations — (0.6)%
U.S. Treasury Notes, 2.13%, 5/15/25	USD	1,124	$(1,104,020)
Total Borrowed Bonds (Proceeds — $1,103,637) — (0.6)%			(1,104,020)

Investments Sold Short
U.S. Treasury Obligations — (2.2)%
U.S. Treasury Notes, 2.13%, 5/15/25		3,919	(3,847,968)
Total Securities Sold Short (Proceeds — $3,848,001) — (2.2)%			(3,847,968)

TBA Sale Commitments (j)
Fannie Mae Mortgage-Backed Securities:
3.00%, 7/01/45		4,245	(4,229,164)
3.50%, 7/01/30		1,324	(1,396,344)
4.00%, 7/01/30-7/01/45		3,400	(3,595,889)
4.50%, 7/01/45		1,260	(1,362,178)
5.00%, 7/01/45		1,900	(2,098,195)
5.50%, 7/01/45		1,100	(1,235,063)
6.00%, 7/01/45		100	(113,576)
6.50%, 7/01/45		100	(115,000)
Freddie Mac Mortgage-Backed Securities:
3.00%, 7/01/45		1,125	(1,118,276)
4.00%, 7/01/45		1,300	(1,374,775)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 7/15/45		1,900	(1,971,833)
4.00%, 7/15/45		300	(317,924)
4.50%, 7/15/45		710	(768,579)
Total TBA Sale Commitments (Proceeds – $19,731,049) – (11.1)%			(19,696,796)

Options Written	Value
(Premiums Received — $113) — (0.0)%	$(194)
Total Investments Net of TBA Sale Commitments and Options Written — 90.1%	159,364,716
Other Assets Less Liabilities — 9.9%	17,576,571

Net Assets — 100.0%	$176,941,287

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(d)	Zero-coupon bond.
(e)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(f)	Non-income producing security.
(g)	Issuer filed for bankruptcy and/or is in default of interest payments.
(h)	Security is perpetual in nature and has no stated maturity date.
(i)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Citigroup Global Markets, Inc.	$59,717	$199
Goldman Sachs & Co.	$64,740	$ (96)
Wells Fargo Securities, LLC	$59,624	$131

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

(j)	Represents or includes a TBA transaction. As of June 30, 2015, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$3,062,062	$3,444
BNP Paribas Securities Corp.	$436,028	$(1,831)
Citigroup Global Markets, Inc.	$424,492	$(594)
Credit Suisse Securities (USA) LLC	$3,545,966	$8,256
Deutsche Bank Securities, Inc.	$483,308	$8,743
Goldman Sachs & Co.	$6,016,815	$20,242
J.P. Morgan Securities LLC	$1,529,413	$(4,369)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$2,757,642	$(4,218)
Morgan Stanley & Co. LLC	$307,324	$3,480
Nomura Securities International, Inc.	$(415,141)	$3,234
RBC Capital Markets, LLC	$1,394,777	$4,027

(k)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(l)	During the six months ended June 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Net Activity	Shares Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,225,706	(1,072,969)	152,737	$1,096

(m)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	As of June 30, 2015, reverse repurchase agreements outstanding were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
BNP Paribas Securities Corp.	0.20%	6/30/15	7/01/15	$1,939,000	$1,939,011
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(0.49%)	6/30/15	7/01/15	3,427,775	3,427,728
Total				$5,366,775	$5,366,739

As of June 30, 2015, U.S. Treasury Obligations with an aggregate value of $5,366,739 have been pledged as collateral in connection with open reverse repurchase agreements. All open reverse repurchase agreements will mature on the next business day.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	17

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

•	As of June 30, 2015, financial futures contracts outstanding were as follows:

Contracts Long (Short)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
12	Australian Government Bonds (10 Year)	Sydney	September 2015	USD	1,155,311	$ 5,308
	Euro-BTP Italian Government
8	Bonds Futures	Eurex	September 2015	USD	1,161,319	(15,601)
(6)	Euro-Bund	Eurex	September 2015	USD	1,016,745	(324)
54	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	September 2015	USD	8,145,563	(81,259)
71	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September 2015	USD	8,958,203	(3,608)
92	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	September 2015	USD	20,142,250	18,214
38	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	September 2015	USD	4,531,797	(30)
11	U.S. Ultra Treasury Bonds	Chicago Board of Trade	September 2015	USD	1,694,688	(5,330)
(72)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	17,903,700	(3,457)
(11)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	2,724,562	(2,066)
(3)	Euro Dollar Futures	Chicago Mercantile	September 2016	USD	741,375	(477)
(28)	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	6,904,100	(5,161)
2	Euro Dollar Futures	Chicago Mercantile	March 2017	USD	492,225	90
7	Euro Dollar Futures	Chicago Mercantile	June 2017	USD	1,719,637	231
Total						$(93,470)

•	As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	44,408	USD	14,313	Goldman Sachs International	7/02/15	$ (30)
BRL	25,160	USD	8,000	Goldman Sachs International	7/02/15	86
BRL	18,702	USD	6,000	UBS AG	7/02/15	15
USD	14,000	BRL	44,408	Goldman Sachs International	7/02/15	(273)
USD	8,109	BRL	25,160	Goldman Sachs International	7/02/15	17
USD	6,028	BRL	18,702	UBS AG	7/02/15	13
USD	92,420	MXN	1,406,835	JPMorgan Chase Bank N.A.	7/02/15	2,926
USD	152,708	MXN	2,327,239	Goldman Sachs International	7/09/15	4,742
RUB	327,580	USD	6,416	Citibank N.A.	7/14/15	(513)
RUB	327,580	USD	6,412	Goldman Sachs International	7/14/15	(510)
RUB	655,902	USD	12,848	JPMorgan Chase Bank N.A.	7/14/15	(1,030)
USD	11,503	RUB	603,674	Citibank N.A.	7/14/15	626
USD	5,927	RUB	310,301	JPMorgan Chase Bank N.A.	7/14/15	337
USD	6,253	RUB	328,138	JPMorgan Chase Bank N.A.	7/14/15	340
USD	22,768	RUB	1,265,174	Morgan Stanley Capital Services LLC	7/14/15	(27)
USD	22,106	RUB	1,213,077	Morgan Stanley Capital Services LLC	7/14/15	249
USD	12,453	RUB	653,660	Morgan Stanley Capital Services LLC	7/14/15	676
USD	22,715	RUB	1,218,678	Morgan Stanley Capital Services LLC	7/14/15	758
USD	22,900	RUB	1,219,426	Morgan Stanley Capital Services LLC	7/14/15	929
USD	100,324	MXN	1,528,610	Goldman Sachs International	7/16/15	3,187
MXN	1,583,745	USD	103,368	Citibank N.A.	7/20/15	(2,757)
USD	102,907	MXN	1,583,745	JPMorgan Chase Bank N.A.	7/20/15	2,296
USD	789,848	EUR	709,000	Standard Chartered Bank	7/21/15	(810)
USD	80,545	MXN	1,227,778	Barclays Bank PLC	7/21/15	2,554
USD	258,615	MXN	3,880,000	Barclays Bank PLC	7/21/15	12,148
USD	82,889	MXN	1,273,256	BNP Paribas S.A.	7/27/15	2,045
USD	139,123	MXN	2,183,118	HSBC Bank PLC	8/03/15	579
USD	6,000	BRL	18,914	UBS AG	8/04/15	(5)
MXN	2,654,797	USD	172,949	Barclays Bank PLC	8/10/15	(4,553)
USD	171,668	MXN	2,654,797	HSBC Bank PLC	8/10/15	3,274

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	90,576	MXN	1,406,835	State Street Bank and Trust Co.	8/10/15	$ 1,340
MXN	1,622,635	USD	105,656	Goldman Sachs International	8/17/15	(2,783)
USD	104,879	MXN	1,622,635	UBS AG	8/17/15	2,006
USD	5,030	RUB	291,501	Deutsche Bank AG	9/09/15	(118)
USD	28,665	MXN	443,086	Bank of America N.A.	9/18/15	635
Total						$28,369

•	As of June 30, 2015, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Euro Dollar 90-Day	Put	USD	98.00	9/11/15	4	$1,275

•	As of June 30, 2015, OTC interest rate swaptions purchased were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
2-Year Interest Rate Swap	Deutsche Bank AG	Call	1.92%	Receive	3-month KRW Certificate of Deposit	11/09/15	KRW	205,250	$773

•	As of June 30, 2015, OTC interest rate swaptions written were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
2-Year Interest Rate Swap	Deutsche Bank AG	Call	1.63%	Pay	3-month KRW Certificate of Deposit	11/09/15	KRW	205,250	$(194)

•	As of June 30, 2015, centrally cleared credit default swaps — buy protection outstanding were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation
CDX.NA.IG Series 24 Version 1	1.00%	Chicago Mercantile	6/20/20	USD	1,001	$2,071

•	As of June 30, 2015, centrally cleared credit default swaps — sold protection outstanding were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 24 Version 2	5.00%	Chicago Mercantile	6/20/20	B+	USD	1,530	$4,759

[1]	Using Standard & Poor’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	As of June 30, 2015, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/26/16	USD	535	$ (78)
1.26%[1]	3-month LIBOR	Chicago Mercantile	1/12/16[2]	1/12/17	USD	7,141	(25,168)
2.17%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/15/23	USD	69	153
2.04%[1]	3-month LIBOR	Chicago Mercantile	N/A	4/30/25	USD	27	876
2.36%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/15/25	USD	34	138
2.45%[1]	3-month LIBOR	Chicago Mercantile	N/A	6/22/25	USD	41	(66)
2.39%[1]	3-month LIBOR	Chicago Mercantile	N/A	4/24/45	USD	205	21,791
2.74%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/08/45	USD	228	7,780

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	19

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

As of June 30, 2015, centrally cleared interest rate swaps outstanding were as follows: (concluded)

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.74%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/08/45	USD	228	$ 7,561
2.69%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/27/45	USD	423	19,338
2.69%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/27/45	USD	423	19,154
2.93%[1]	3-month LIBOR	Chicago Mercantile	N/A	7/02/45	USD	560	(1,015)
Total							$50,464

[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Forward swap.

•	As of June 30, 2015, OTC credit default swaps - buy protection outstanding were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Genworth Holdings, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/16	USD	90	$691	$ 1,115	$(424)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	135	1,756	1,184	572
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	135	2,106	1,777	329
Republic of South Africa	1.00%	Barclays Bank PLC	9/20/20	USD	331	17,358	17,761	(403)
Republic of Turkey	1.00%	Barclays Bank PLC	9/20/20	USD	29	1,679	1,458	221
Republic of Turkey	1.00%	BNP Paribas S.A.	9/20/20	USD	68	4,020	4,718	(698)
Federation of Malaysia	1.00%	JPMorgan Chase Bank N.A.	9/20/20	USD	48	921	815	106
CMBX.NA Series 7 AAA	0.50%	Citibank N.A.	1/17/47	USD	28	838	847	(9)
CMBX.NA Series 7 AAA	0.50%	Deutsche Bank AG	1/17/47	USD	30	898	908	(10)
CMBX.NA Series 7 AAA	0.50%	JPMorgan Chase Bank N.A.	1/17/47	USD	35	1,048	1,053	(5)
CMBX.NA Series 7 AAA	0.50%	JPMorgan Chase Bank N.A.	1/17/47	USD	35	1,048	1,059	(11)
Total						$32,363	$32,695	$(332)

•	As of June 30, 2015, OTC credit default swaps - sold protection outstanding were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation (Depreciation)
		Goldman Sachs
Transocean, Inc.	1.00%	International	6/20/19	BB+	USD	95	$(14,744)	$ (2,367)	$(12,377)
		Goldman Sachs
Transocean, Inc.	1.00%	International	6/20/19	BB+	USD	15	(2,328)	(373)	(1,955)
Barrick Gold Corp.	1.00%	Deutsche Bank AG	12/20/19	BBB-	USD	60	(815)	(2,112)	1,297
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	30	(5,613)	(2,166)	(3,447)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	25	(4,678)	(1,746)	(2,932)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	25	(4,677)	(1,704)	(2,973)
		JPMorgan Chase Bank
Apache Corp.	1.00%	N.A.	3/20/20	BBB+	USD	60	(203)	(2,450)	2,247
The Goldman Sachs Group, Inc.	1.00%	Bank of America N.A.	6/20/20	A-	USD	200	924	1,108	(184)
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	135	(1,748)	(1,372)	(376)
Federative Republic of Brazil	1.00%	Bank of America N.A.	9/20/20	BBB-	USD	143	(11,061)	(9,488)	(1,573)
Federative Republic of Brazil	1.00%	BNP Paribas S.A.	9/20/20	BBB-	USD	145	(11,178)	(10,168)	(1,010)
Federative Republic of Brazil	1.00%	BNP Paribas S.A.	9/20/20	BBB-	USD	145	(11,186)	(10,168)	(1,018)
Federative Republic of Brazil	1.00%	BNP Paribas S.A.	9/20/20	BBB-	USD	145	(11,178)	(10,054)	(1,124)
Federative Republic of Brazil	1.00%	Citibank N.A.	9/20/20	BBB-	USD	50	(3,855)	(3,642)	(213)
Russian Federation	1.00%	Bank of America N.A.	9/20/20	BB+	USD	105	(11,281)	(11,862)	581
United Mexican States	1.00%	BNP Paribas S.A.	9/20/20	BBB+	USD	137	(2,143)	(1,786)	(357)
		JPMorgan Chase Bank
United Mexican States	1.00%	N.A.	9/20/20	BBB+	USD	273	(4,271)	(3,638)	(633)

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

As of June 30, 2015, OTC credit default swaps — sold protection outstanding were as follows: (concluded)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	135	$(2,113)	$(1,548)	$(565)
Barrick Gold Corp.	1.00%	Goldman Sachs International	6/20/21	BBB-	USD	136	(7,113)	(9,591)	2,478
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB-	USD	390	(4,645)	(36,506)	31,861
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB	USD	95	(1,878)	(13,428)	11,550
Total							$(115,784)	$(135,061)	$19,277

[1]	Using Standard & Poor’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	As of June 30, 2015, OTC interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
11.36%[1]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	898	$(3,835)	$102	$(3,937)
11.26%[1]	1-day BZDIOVER	Deutsche Bank AG	1/04/16	BRL	216	(1,134)	53	(1,187)
12.14%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	1,860	1,972	498	1,474
11.59%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	965	(1,181)	120	(1,301)
12.13%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	840	941	225	716
11.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	553	(1,013)	(13)	(1,000)
3.70%[1]	28-day MXIBTIIE	Bank of America N.A.	6/20/16	MXN	6,424	170	(5)	175
3.69%[1]	28-day MXIBTIIE	Bank of America N.A.	6/20/16	MXN	6,424	109	(4)	113
3.69%[1]	28-day MXIBTIIE	Bank of America N.A.	6/20/16	MXN	4,057	81	(3)	84
3.69%[1]	28-day MXIBTIIE	Citibank N.A.	6/20/16	MXN	3,381	68	(2)	70
4.19%[1]	28-day MXIBTIIE	Deutsche Bank AG	12/16/16	MXN	2,756	797	(14)	811
2.25%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	5/22/17	CNY	1,428	(84)	(6)	(78)
2.27%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	5/27/17	CNY	1,440	8	(2)	10
2.24%[1]	7-day China Fixing Repo Rates	JPMorgan Chase Bank N.A.	5/27/17	CNY	1,415	(154)	(2)	(152)
1.68%[1]	3-month KRW Certificate of Deposit	Citibank N.A.	6/04/17	KRW	380,000	(149)	1	(150)
1.70%[1]	3-month KRW Certificate of Deposit	Bank of America N.A.	6/05/17	KRW	247,708	31	2	29
1.67%[1]	3-month KRW Certificate of Deposit	Barclays Bank PLC	6/08/17	KRW	257,341	(116)	1	(117)
1.67%[1]	3-month KRW Certificate of Deposit	Citibank N.A.	6/08/17	KRW	254,951	(115)	1	(116)
4.35%[2]	28-day MXIBTIIE	Bank of America N.A.	11/17/17	MXN	936	(33)	6	(39)
4.69%[2]	28-day MXIBTIIE	Bank of America N.A.	3/16/18	MXN	841	(297)	6	(303)
4.55%[2]	28-day MXIBTIIE	Barclays Bank PLC	3/21/18	MXN	826	(88)	12	(100)
4.57%[2]	28-day MXIBTIIE	Citibank N.A.	3/21/18	MXN	826	(116)	12	(128)
4.85%[2]	28-day MXIBTIIE	Bank of America N.A.	11/01/18	MXN	716	(130)	2	(132)
4.72%[2]	28-day MXIBTIIE	Citibank N.A.	11/14/18	MXN	1,100	82	3	79
5.05%[2]	28-day MXIBTIIE	Citibank N.A.	11/15/19	MXN	776	95	8	87
5.04%[2]	28-day MXIBTIIE	Bank of America N.A.	11/18/19	MXN	735	213	3	210
4.81%[1]	28-day MXIBTIIE	Bank of America N.A.	1/28/20	MXN	573	(646)	—	(646)
5.42%[1]	28-day MXIBTIIE	Goldman Sachs International	3/06/20	MXN	1,152	407	(18)	425
5.23%[1]	28-day MXIBTIIE	Bank of America N.A.	3/12/20	MXN	1,531	(90)	(5)	(85)
2.60%[1]	7-day China Fixing Repo Rates	Goldman Sachs International	5/22/20	CNY	322	130	(3)	133
2.65%[1]	7-day China Fixing Repo Rates	Goldman Sachs International	5/22/20	CNY	290	238	(3)	241

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	21

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

As of June 30, 2015, OTC interest rate swaps outstanding were as follows: (concluded)

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.60%[1]	7-day China Fixing Repo Rates	HSBC Bank PLC	5/25/20	CNY	613	$254	$(2)	$256
2.63%[1]	7-day China Fixing Repo Rates	JPMorgan Chase Bank N.A.	5/27/20	CNY	306	196	(1)	197
2.65%[1]	7-day China Fixing Repo Rates	JPMorgan Chase Bank N.A.	5/27/20	CNY	303	241	(1)	242
2.57%[1]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	300	12,607	–	12,607
11.41%[2]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	162	3,426	4	3,422
12.50%[1]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	107	(307)	4	(311)
12.05%[1]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	87	(1,031)	(2)	(1,029)
12.35%[1]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	87	(517)	–	(517)
12.44%[1]	1-day BZDIOVER	Citibank N.A.	1/04/21	BRL	156	(687)	2	(689)
12.41%[1]	1-day BZDIOVER	Credit Suisse International	1/04/21	BRL	129	(643)	1	(644)
12.46%[1]	1-day BZDIOVER	Credit Suisse International	1/04/21	BRL	129	(535)	1	(536)
12.35%[1]	1-day BZDIOVER	Credit Suisse International	1/04/21	BRL	88	(527)	–	(527)
12.43%[1]	1-day BZDIOVER	HSBC Bank PLC	1/04/21	BRL	128	(583)	2	(585)
11.84%[1]	1-day BZDIOVER	HSBC Bank PLC	1/04/21	BRL	58	(924)	(1)	(923)
12.50%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	177	(509)	6	(515)
12.52%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	175	(523)	2	(525)
11.72%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	16	(304)	–	(304)
3.30%[2]	3-month LIBOR	Morgan Stanley Capital Services LLC	5/06/21	USD	700	(57,030)	–	(57,030)
3.27%[2]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	470	(37,036)	–	(37,036)
12.26%[1]	1-day BZDIOVER	Citibank N.A.	1/02/23	BRL	143	(996)	7	(1,003)
12.37%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/23	BRL	246	(1,171)	10	(1,181)
2.16%[2]	3-month LIBOR	Bank of America N.A.	5/28/23	USD	200	853	–	853
2.31%[2]	3-month LIBOR	Deutsche Bank AG	5/31/23	USD	200	(1,419)	–	(1,419)
5.84%[1]	28-day MXIBTIIE	Deutsche Bank AG	11/14/24	MXN	1,094	(2,286)	(6)	(2,280)
5.85%[1]	28-day MXIBTIIE	Deutsche Bank AG	11/14/24	MXN	476	(977)	(3)	(974)
5.73%[2]	28-day MXIBTIIE	Bank of America N.A.	1/03/25	MXN	672	1,829	9	1,820
5.55%[1]	28-day MXIBTIIE	Bank of America N.A.	1/13/25	MXN	494	(1,774)	(2)	(1,772)
5.56%[1]	28-day MXIBTIIE	Goldman Sachs International	1/13/25	MXN	712	(2,559)	(3)	(2,556)
6.46%[1]	28-day MXIBTIIE	Credit Suisse International	5/30/25	MXN	1,352	739	(23)	762
6.46%[1]	28-day MXIBTIIE	Credit Suisse International	5/30/25	MXN	489	267	(8)	275
6.46%[1]	28-day MXIBTIIE	Deutsche Bank AG	5/30/25	MXN	619	338	(11)	349
6.43%[1]	28-day MXIBTIIE	Bank of America N.A.	6/06/25	MXN	541	177	(9)	186
6.33%[1]	28-day MXIBTIIE	Citibank N.A.	6/09/25	MXN	271	(45)	(1)	(44)
6.37%[1]	28-day MXIBTIIE	Goldman Sachs International	6/30/25	MXN	900	49	(5)	54
Total						$(95,246)	$945	$(96,191)

[1]	Fund pays the floating rate and receives the fixed rate.
[2]	Fund pays the fixed rate and receives the floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$13,773,328	$2,317,275	$16,090,603
Corporate Bonds	—	45,550,986	—	45,550,986
Foreign Agency Obligations	—	286,877	—	286,877
Foreign Government Obligations	—	4,157,145	—	4,157,145
Non-Agency Mortgage-Backed Securities	—	11,706,607	1,057,424	12,764,031
Other Interests	—	122	—	122
Preferred Securities	$645,527	904,964	—	1,550,491
Taxable Municipal Bonds	—	2,922,131	—	2,922,131
U.S. Government Sponsored Agency Securities	—	71,470,983	—	71,470,983
U.S. Treasury Obligations	—	27,922,865	—	27,922,865
Short-Term Securities	152,737	1,142,675	—	1,295,412
Options Purchased:
Interest Rate Contracts	1,275	773	—	2,048
Liabilities:
Investments:
Borrowed Bonds	—	(1,104,020)	—	(1,104,020)
Investments Sold Short	—	(3,847,968)	—	(3,847,968)
TBA Sale Commitments	—	(19,696,796)	—	(19,696,796)

Total	$799,539	$155,190,672	$3,374,699	$159,364,910

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$58,072	—	$58,072
Foreign currency exchange contracts	—	41,778	—	41,778
Interest rate contracts	$23,843	102,471	—	126,314
Liabilities:
Credit contracts	—	(32,297)	—	(32,297)
Foreign currency exchange contracts	—	(13,409)	—	(13,409)
Interest rate contracts	(117,313)	(148,392)	—	(265,705)

Total	$(93,470)	$8,223	—	$(85,247)

[1]  Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$2,631,575	—	—	$2,631,575
Foreign currency at value	205,345	—	—	205,345
Cash pledged for financial futures contracts	201,540	—	—	201,540
Cash pledged for centrally cleared swaps	370,180	—	—	370,180
Liabilities:
Reverse repurchase agreements	—	$(5,366,739)	—	(5,366,739)

Total	$3,408,640	$(5,366,739)	—	$(1,958,099)

During the six months ended June 30, 2015, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	23

Schedule of Investments (concluded)	BlackRock Total Return V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of December 31, 2014	$1,724,509	$294,700	$1,396,320	$3,415,529
Transfers into Level 3	1,270,448	—	—	1,270,448
Transfers out of Level 3	(840,577)	—	(467,369)	(1,307,946)
Accrued discounts/premiums	288	—	951	1,239
Net realized gain (loss)	(2,662)	—	5,238	2,576
Net change in unrealized appreciation (depreciation)[1,2]	18,453	(1,466)	(8,879)	8,108
Purchases	483,450	—	373,722	857,172
Sales	(336,634)	(293,234)	(242,559)	(872,427)
Closing Balance, as of June 30, 2015	$2,317,275	—	$1,057,424	$3,374,699
Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2015[2]	$16,468	—	$(8,463)	$8,005

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)	BlackRock Total Return V.I. Fund

Assets
Investments at value — unaffiliated (cost — $184,322,099)	$183,860,957
Investments at value — affiliated (cost — $152,737)	152,737
Cash	2,631,575
Cash pledged:
Financial futures contracts	201,540
Centrally cleared swaps	370,180
Foreign currency at value (cost — $208,247)	205,345
Receivables:
Investments sold	15,498,067
TBA sale commitments	19,731,049
Capital shares sold	42,553,161
Dividends — affiliated	128
Interest	693,719
From the Manager	42,179
Swap premiums paid	34,906
Unrealized appreciation on forward foreign currency exchange contracts	41,778
Unrealized appreciation on OTC swaps	76,922
Variation margin receivable on financial futures contracts	7,345
Variation margin receivable on centrally cleared swaps	12,152
Prepaid expenses	317
Other assets	39,149

Total assets	266,153,206

Liabilities
Investments sold short at value (proceeds — $3,848,001)	3,847,968
Borrowed bonds at value (proceeds — $1,103,637	1,104,020
Options written at value (premiums received — $113)	194
TBA sale commitments at value (proceeds — $19,731,049)	19,696,796
Reverse repurchase agreements	5,366,739
Payables:
Investments purchased	58,440,388
Swaps	5,778
Capital shares redeemed	6,617
Distribution fees	2,296
Income dividends	223,324
Interest expense	13,687
Investment advisory fees	53,394
Officer’s and Directors’ fees	1,380
Other affiliates	707
Swap premiums received	136,327
Unrealized depreciation on forward foreign currency exchange contracts	13,409
Unrealized depreciation on OTC swaps	154,168
Variation margin payable on financial futures contracts	16,201
Other accrued expenses payable	128,526

Total liabilities	89,211,919

Net Assets	$176,941,287

Net Assets Consist of
Paid-in capital	$202,692,011
Distributions in excess of net investment income	(288,499)
Accumulated net realized loss	(24,986,174)
Net unrealized appreciation (depreciation)	(476,051)

Net Assets	$176,941,287

Net Asset Value
Class I — Based on net assets of $164,347,876 and 13,916,155 shares outstanding, 600 million shares authorized, $0.10 par value	$11.81

Class III — Based on net assets of $12,593,411 and 1,079,354 shares outstanding, 100 million shares authorized, $0.10 par value	$11.67

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	25

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)	BlackRock Total Return V.I. Fund

Investment Income
Interest	$1,820,727
Dividends	21,877
Dividends — affiliated	1,096
Foreign taxes withheld	(31)

Total income	1,843,669

Expenses
Investment advisory	330,059
Transfer agent	2,483
Transfer agent — Class I	125,610
Transfer agent — Class III	4,554
Professional	46,493
Custodian	42,158
Accounting services	18,472
Distribution — Class III	12,084
Printing	11,403
Officer and Directors	9,497
Miscellaneous	20,868

Total expenses excluding interest expense	623,681
Interest expense	8,780

Total expenses	632,461
Less fees waived by the Manager	(998)
Less transfer agent fees reimbursed — Class I	(125,034)
Less transfer agent fees reimbursed — Class III	(1,589)

Total expenses after fees waived and reimbursed	504,840

Net investment income	1,338,829

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	504,368
Borrowed bonds	(13,906)
Options written	(1,024)
Financial futures contracts	(62,169)
Interest rate floors	(31,651)
Swaps	127,976
Foreign currency transactions	171,696

695,290

Net change in unrealized appreciation (depreciation) on:
Investments	(1,486,042)
Short Sales	33
Borrowed bonds	(383)
Options written	(81)
Financial futures contracts	(244,656)
Interest rate floors	5,776
Swaps	57,046
Foreign currency translations	(166,779)

(1,835,086)

Net realized and unrealized loss	(1,139,796)

Net Increase in Net Assets Resulting from Operations	$199,033

See Notes to Financial Statements.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Statements of Changes in Net Assets	BlackRock Total Return V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$1,338,829	$3,729,438
Net realized gain	695,290	3,290,217
Net change in unrealized appreciation (depreciation)	(1,835,086)	1,897,952

Net increase in net assets resulting from operations	199,033	8,917,607

Distributions to Shareholders From[1]
Net investment income:
Class I	(1,446,850)	(3,854,690)
Class III	(94,642)	(141,038)

Decrease in net assets resulting from distributions to shareholders	(1,541,492)	(3,995,728)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	40,218,015	(5,548,603)

Net Assets
Total increase (decrease) in net assets	38,875,556	(626,724)
Beginning of period	138,065,731	138,692,455

End of period	$176,941,287	$138,065,731

Distributions in excess of net investment income, end of period	$(288,499)	$(85,836)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	27

Financial Highlights	BlackRock Total Return V.I. Fund

	Class I
	Six Months Ended June 30, 2015	Year Ended December 31,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$11.93	$11.51	$12.01	$11.49	$11.29	$10.82

Net investment income[1]	0.12	0.32	0.32	0.38	0.46	0.50
Net realized and unrealized gain (loss)	(0.10)	0.44	(0.45)	0.55	0.21	0.53

Net increase (decrease) from investment operations	0.02	0.76	(0.13)	0.93	0.67	1.03

Distributions from net investment income[2]	(0.14)	(0.34)	(0.37)	(0.41)	(0.47)	(0.56)

Net asset value, end of period	$11.81	$11.93	$11.51	$12.01	$11.49	$11.29

Total Return[3]
Based on net asset value	0.12%[4]	6.66%	(1.14)%	8.25%	6.07%	9.69%

Ratios to Average Net Assets
Total expenses	0.92%[5]	0.88%	0.87%	0.80%	0.69%	0.75%

Total expenses after fees reimbursed and paid indirectly	0.72%[5]	0.69%	0.67%	0.67%	0.69%	0.75%

Total expenses after fees reimbursed and paid indirectly and excluding interest expense	0.71%[5]	0.66%	0.65%	0.64%	0.64%	0.63%

Net investment income	1.99%[5]	2.68%	2.75%	3.24%	4.04%	4.46%

Supplemental Data
Net assets, end of period (000)	$164,348	$130,765	$135,943	$162,921	$171,452	$188,615

Portfolio turnover rate[6]	447%	772%	724%	953%	1,203%	1,331%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2015	Year Ended December 31,
	(Unaudited)	2014	2013	2012		2011	2010

Portfolio turnover rate (excluding MDRs)	304%	560%	498%	729	%*	755%	986%

*	The portfolio turnover is also for Class III from period August 14, 2012 to December 31, 2012 and period April 25, 2012 to June 19, 2012.

See Notes to Financial Statements.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Financial Highlights (concluded)	BlackRock Total Return V.I. Fund

	Class III
	Six Months Ended June 30, 2015	Year Ended December 31,		Period August 14, 2012[1] to December 31, 2012	Period April 25, 2012[1] to June 19, 2012[2]
	(Unaudited)	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$11.79	$11.38	$11.86	$11.71	$11.65

Net investment income[3]	0.10	0.27	0.28	0.13	0.05
Net realized and unrealized gain (loss)	(0.10)	0.44	(0.42)	0.16	0.07

Net increase (decrease) from investment operations	—	0.71	(0.14)	0.29	0.12

Distributions from net investment income[4]	(0.12)	(0.30)	(0.34)	(0.14)	(0.06)

Net asset value, end of period	$11.67	$11.79	$11.38	$11.86	$11.71

Total Return[5]
Based on net asset value	(0.04)%[6]	6.28%	(1.30)%	2.50%[6]	1.00%[6]

Ratios to Average Net Assets
Total expenses	1.07%[7]	1.11%	1.06%	0.95%[7]	1.09%[7]

Total expenses after fees reimbursed and paid indirectly	1.03%[7]	1.01%	0.96%	0.95%[7]	0.98%[7]

Total expenses after fees reimbursed and paid indirectly and excluding interest expense	1.02%[7]	0.98%	0.94%	0.91%[7]	0.95%[7]

Net investment income	1.65%[7]	2.31%	2.45%	2.83%[7]	3.22%[7]

Supplemental Data
Net assets, end of period (000)	$12,593	$7,300	$2,750	$344	— [2]

Portfolio turnover rate[8]	447%	772%	724%	953%	953%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding as of June 19, 2012.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2015	Year Ended December 31,
	(Unaudited)	2014	2013	2012

Portfolio turnover rate (excluding MDRs)	304%	560%	498%	729	%*

*	The portfolio turnover is also for Class III from period August 14, 2012 to December 31, 2012 and period April 25, 2012 to June 19, 2012.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	29

Notes to Financial Statements (Unaudited)	BlackRock Total Return V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Total Return V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares recommenced on April 25, 2012, were redeemed on June 19, 2012 and recommenced on August 14, 2012.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, its delegate, using a pricing service and/or policies approved by the Board.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase transactions) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security”. Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	31

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedule of Investments.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	33

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

In order to better define contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Typically, the Funds are permitted to sell, repledge or use the collateral they receive; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: The Fund may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral. The borrowed bond agreement contains a commitment that the security and the cash will be returned to the counterparty and the Fund, at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Funds continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities to be repurchased may declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Borrowed bond agreements, reverse repurchase transactions and treasury roll transactions are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With borrowed bond agreements, reverse repurchase transactions and treasury roll transactions, typically the Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

For the six months ended June 30, 2015, the average amount of transactions considered borrowings which include reverse repurchase agreements, and the daily weighted average interest rates for the Fund were $9,952,403 and (0.12)%, respectively.

As of June 30, 2015, the following table is a summary of the Fund’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest[2]	Net Amount before Collateral	Non-cash Collateral Pledged	Net Collateral (Received)/ Pledged	Net Exposure Due (to)/from Counterparty[3]
BNP Paribas Securities Corp.	—	$(1,939,011)	—	$(1,939,011)	$1,939,011	$1,939,011	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$1,142,675	(3,427,728)	$(1,142,017)	(3,427,070)	3,426,159	3,426,159	$(911)
Total	$1,142,675	$(5,366,739)	$(1,142,017)	$(5,366,081)	$5,365,170	$5,365,170	$(911)

1 Included in Investments at value — unaffiliated in the Statement of Assets and Liabilities.

2 Includes accrued interest on borrowed bonds in the amount of $3,052 which is included in interest expense payable in the Statement of Assets and Liabilities.

3 Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as credit risk, interest rate risk, foreign currency exchange rate risk or other risk (e.g., inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund invests in long and/or short positions in financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	35

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

For the six months ended June 30, 2015, transactions in options written, including swaptions were as follows:

	Calls		Puts

	Notional (000)[1]	Premiums Received	Notional (000)[1]	Premiums Received

Outstanding options, beginning of period	—	—	—	—
Options written	206,650	$17,023	1,400	$16,910
Options closed	(1,400)	(16,910)	(1,400)	(16,910)

Outstanding options, end of period	205,250	$113	—	—

1 Amount shown is in the currency in which the transaction was denominated.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward interest rate swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

•

Interest rate caps and floors — The Fund enters into interest rate caps and floors to gain or reduce exposure to interest rates (interest rate risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap”. Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rates indexes fall below a specified rate, or “floor”. When the Fund purchases (writes) a cap or floor, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked to market to reflect the current value of the cap or floor. The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into. The maximum potential amount of future payments that the Fund would be required to make under an interest rate floor would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the floor was entered into.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	37

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2015
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
	Unrealized appreciation (depreciation) on OTC
Credit contracts	swaps; Swap premiums paid/received	$ 91,875	$168,466
	Unrealized appreciation (depreciation) on
Foreign currency exchange contracts	forward foreign currency exchange contracts	41,778	13,409
	Net unrealized appreciation (depreciation)[1];
	Unrealized appreciation (depreciation) on OTC
	swaps; Swap premiums paid/received;
Interest rate contracts	Investments at value - unaffiliated[2]	129,465	265,863
Total		$263,118	$447,738

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2015
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation (Depreciation) on

Credit contracts:
Swaps	$ 103,474	$ (10,078)
Foreign currency exchange contracts:
Foreign currency transactions/translations	517,232	(166,418)
Interest rate contracts:
Financial futures contracts	(62,169)	(244,656)
Swaps	24,502	67,124
Options[3]	(102,002)	70,246
Interest rate floors	(31,651)	5,776

Total	$ 449,386	$(278,006)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments.

For the six months ended June 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts - long	$31,173,801
Average notional value of contracts - short	$21,477,945
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$3,807,803
Average amounts sold - in USD	$950,280
Options:
Average value of option contracts purchased	$1,063
Average notional value of swaption contracts purchased	$92,003
Average notional value of swaption contracts written	$92,003
Average value of interest rate floors purchased	$20,402
Average value of interest rate floors written	$3,698
Credit default swaps:
Average notional value - buy protection	$1,605,000
Average notional value - sell protection	$4,115,500
Interest rate swaps:
Average notional value - pays fixed rate	$11,948,666
Average notional value - receives fixed rate	$4,328,855

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

38	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

As of June 30, 2015, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$7,345	$16,201
Forward foreign currency exchange contracts	41,778	13,409
Options[1]	2,048	194
Swaps — Centrally cleared	12,152	—
Swaps — OTC[2]	111,828	290,495

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$175,151	$320,299

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(20,772)	(16,201)

Total derivative assets and liabilities subject to an MNA	$154,379	$304,098

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	39

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

As of June 30, 2015, the following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$11,368	$(11,368)	—	—	—
Barclays Bank PLC	34,155	(5,173)	—	—	$28,982
BNP Paribas S.A.	6,763	(6,763)	—	—	—
Citibank N.A.	1,743	(1,743)	—	—	—
Credit Suisse International	33,002	(33,002)	—	—	—
Deutsche Bank AG	28,348	(28,348)	—	—	—
Goldman Sachs International	11,363	(11,363)	—	—	—
HSBC Bank PLC	4,111	(1,511)	—	—	2,600
JPMorgan Chase Bank N.A.	17,540	(15,299)	—	—	2,241
Morgan Stanley Capital Services LLC	2,612	(2,612)	—	—	—
State Street Bank and Trust Co.	1,340	—	—	—	1,340
UBS AG	2,034	(5)	—	—	2,029

Total	$154,379	$(117,187)	—	—	$37,192

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$44,773	$(11,368)	—	—	$33,405
Barclays Bank PLC	5,173	(5,173)	—	—	—
BNP Paribas S.A.	36,383	(6,763)	—	—	29,620
Citibank N.A.	9,267	(1,743)	—	—	7,524
Credit Suisse International	42,181	(33,002)	—	—	9,179
Deutsche Bank AG	58,792	(28,348)	—	—	30,444
Goldman Sachs International	32,847	(11,363)	—	—	21,484
HSBC Bank PLC	1,511	(1,511)	—	—	—
JPMorgan Chase Bank N.A.	15,299	(15,299)	—	—	—
Morgan Stanley Capital Services LLC	57,057	(2,612)	—	—	54,445
Standard Chartered Bank	810	—	—	—	810
UBS AG	5	(5)	—	—	—

Total	$304,098	$(117,187)	—	—	$186,911

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s and BlackRock High Yield V.I. Fund’s, a series of the Company, aggregate average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.50%
$250 Million — $500 Million	0.45%
$500 Million — $750 Million	0.40%
Greater than $750 Million	0.35%

For the six months ended June 30, 2015, the aggregate average daily net assets of the Fund and the Company’s BlackRock High Yield V.I. Fund were approximately $354,315,652.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any.

For the six months ended June 30, 2015, the Fund reimbursed the Manager $701 for certain accounting services, which is included in accounting services in the Statement of Operations.

40	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Directors.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the six months ended June 30, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $313,829 and $24,967, respectively.

6. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$453,364,811	$455,433,026
U.S. Government Securities	$216,228,752	$222,828,080

For the six months ended June 30, 2015, purchases and sales related to mortgage dollar rolls were $214,538,932 and $214,567,728, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	41

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

As of December 31, 2014, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2016	$1,194,833
2017	24,152,425

Total	$25,347,258

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$184,526,635

Gross unrealized appreciation	$1,176,879
Gross unrealized depreciation	(1,689,820)

Net unrealized depreciation	$(512,941)

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

42	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (concluded)	BlackRock Total Return V.I. Fund

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	3,698,736	$43,704,569	610,635	$7,212,225
Shares issued in reinvestment of distributions	127,192	1,529,470	328,911	3,884,830
Shares redeemed	(871,388)	(10,463,303)	(1,784,037)	(21,079,266)

Net increase (decrease)	2,954,540	$34,770,736	(844,491)	$(9,982,211)

Class III
Shares sold	619,421	$7,335,359	1,336,186	$15,666,774
Shares issued in reinvestment of distributions	7,654	90,900	11,423	133,709
Shares redeemed	(167,089)	(1,978,980)	(969,885)	(11,366,875)

Net increase	459,986	$5,447,279	377,724	$4,433,608

Total Net Increase (Decrease)	3,414,526	$40,218,015	(466,767)	$(5,548,603)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	43

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock U.S. Government Bond V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2015	BlackRock U.S. Government Bond V.I. Fund

Investment Objective

BlackRock U.S. Government Bond V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six months ended June 30, 2015, the Fund underperformed its benchmark, the Barclays U.S. Government/Mortgage Index.

What factors influenced performance?

•

The principal detractor from the Fund’s performance versus the benchmark was its yield curve positioning. Specifically, the Fund was positioned in a way that detracted from performance when the yield curve steepened (which occurs when the differential between longer-term and shorter-term yields widens) during the period. Additionally, the Fund’s overweight position in 15-year versus an underweight in 30-year agency mortgage-backed securities (“MBS”) detracted from performance.

•

Conversely, the Fund’s conservative positioning with respect to duration (interest rate sensitivity) contributed to performance during the six-month period. Additionally, the Fund was positioned to benefit from a narrowing in the yield spread offered by MBS versus Treasury bonds, and also benefited from a tilt toward higher-coupon mortgage pools. An overweight position in the U.S. dollar versus foreign currencies, including the euro and the Australian dollar, also added to relative return. Finally, the Fund’s allocation to commercial mortgage-backed securities (“CMBS”) performed well based on strong demand from yield-oriented investors during the period.

Describe recent portfolio activity.

•

During the six-month period, the Fund tactically managed duration in consideration of interest rate expectations. The Fund began the period with a modest duration underweight in preparation for an eventual U.S. Federal Reserve rate hike. As Treasuries benefited late in the period from increased risk aversion in view of the potential for a Greek exit from the Eurozone, the Fund moved to a roughly equal-weight duration versus the benchmark.

•	Throughout most of the first half of 2015, the Fund was cautious in its MBS exposure, as the investment advisor anticipated that elevated pre-

payment levels would have a detrimental impact on MBS returns. The Fund continued to be overweight in the U.S. dollar versus foreign currencies in the expectation that U.S. monetary policy will diverge from other developed nations later in the year. Finally, the Fund reduced its exposure to positions that would benefit from yield-curve flattening, as the differential between longer-term and shorter-term rates showed signs of widening.

•

In securitized sectors, the Fund favored positions in the more defensive sectors of the MBS market, overweighting Ginnie Mae securities as well as 15-year MBS relative to 30-year MBS, with a focus on higher coupon, lower duration mortgage pools. The Fund also added positions in CMBS interest-only securities and single-asset, single borrower CMBS securities in the new-issue market to take advantage of attractive rates compared to other fixed-income securities.

•

The Fund uses derivatives as a part of its investment strategy. Derivatives are used as a means to manage risk and/or gain or reduce exposure to interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the Fund’s use of derivatives did not have a material impact on performance.

Describe portfolio positioning at period end.

•

As of period end, the Fund maintained an overweight position in the U.S. dollar in relation to the euro and the Australian dollar. The Fund also held long positions in U.S. Treasury bonds as well as other positions that would add to performance if Treasury bond yields were to ease over the short term. The Fund maintained an overweight position in Treasury Inflation Protected Securities.

•

The Fund ended the period positioned to benefit from any widening of the spread offered by MBS versus Treasuries. The Fund was underweight with respect to overall duration and interest rate sensitivity, and it held a bias toward higher-coupon MBS on the view that prepayment concerns will ease.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	64%
U.S. Treasury Obligations	30
Asset-Backed Securities	3
Non-Agency Mortgage-Backed Securities	3

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

BlackRock U.S. Government Bond V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”. The returns for Class III Shares prior to July 15, 2013, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[2]	The Fund invests, under normal circumstances, at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies.

[3]	An index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

[4]	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended June 30, 2015

	Standardized 30-Day Yields[6]	Unsubsidized 30-Day Yields[6]	6-Month Total Returns[7]	Average Annual Total Returns
				1 Year[7]	5 Years[7]		10 Years[7]
Class I5	1.64%	1.40%	(0.02)%	1.95%	2.44%		3.36%
Class III[5]	1.33	1.12	(0.26)	1.54	2.18	[8]	3.10	[8]
Barclays U.S. Government/Mortgage Index	—	—	0.17	2.27	2.73		4.25
Barclays U.S. Mortgage-Backed Securities Index	—	—	0.31	2.28	2.89		4.56

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”.

[6]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[7]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[8]

The returns for Class III Shares prior to July 15, 2013, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual				Hypothetical[11]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[9]	Expenses Paid During the Period[10]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[9]	Ending Account Value June 30, 2015	Expenses Paid During the Period[10]
Class I	$1,000.00	$999.80	$3.57	$3.42	$1,000.00	$1,021.22	$1,021.37	$3.61	$3.46
Class III	$1,000.00	$997.40	$5.05	$4.95	$1,000.00	$1,019.74	$1,019.84	$5.11	$5.01

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.72% for Class I and 1.02% for Class III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[10]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.69% for Class I and 1.00% for Class III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[11]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	3

Disclosure of Expenses	BlackRock U.S. Government Bond V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to Fund shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and distribution rates than it would in a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK FUNDS II	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock U.S. Government Bond V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cedar Funding III CLO Ltd., Series 2014-3A, Class A1, 1.79%, 5/20/26 (a)(b)	USD	500	$500,625
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 1.37%, 8/15/25 (a)(b)		700	692,781
Invitation Homes Trust, Series 2015-SFR2, Class A, 1.54%, 6/17/32 (a)(b)		392	390,787
OCP CLO Ltd., Series 2012-2A, Class A2, 1.76%, 11/22/23 (a)(b)		800	798,866
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, 1.38%, 4/20/25 (a)(b)		500	494,550
Progress Residential Trust, Series 2015-SFR1, Class A, 1.59%, 2/17/32 (a)(b)		500	498,498
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.44%, 5/17/32 (a)(b)		200	198,350
Washington Mill CLO Ltd., Series 2014-1A, Class A1, 1.78%, 4/20/26 (a)(b)		500	500,100
Total Asset-Backed Securities — 4.7%			4,074,557

Corporate Bonds
Diversified Financial Services — 0.3%
Northern Rock Asset Management PLC, 5.63%, 6/22/17 (a)		200	216,715
Thrifts & Mortgage Finance — 0.8%
Cie de Financement Foncier SA, 2.50%, 9/16/15 (a)		700	702,857
Total Corporate Bonds — 1.1%			919,572

Foreign Government Obligations
Mexico — 0.3%
United Mexican States, 8.00%, 12/07/23	MXN	3,950	283,988

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 2.5%
Banc of America Commercial Mortgage Trust, Series 2007-1, Class A4, 5.45%, 1/15/49	USD	454	477,997
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 1.68%, 7/05/33 (a)(b)		700	695,763
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 1.48%, 12/15/16 (a)(b)		1,000	999,849

			2,173,609

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities — 2.0%
Commercial Mortgage Pass-Through Certificates:
Series 2013-CR7, Class XA, 1.66%, 3/10/46 (b)	USD	3,722	$279,469
Series 2014-CR14, Class XA, 1.03%, 2/10/47 (b)		1,418	64,035
Series 2015-CR22, Class XA, 1.17%, 3/10/48 (b)		2,396	162,342
Series 2015-LC21, Class XA, 0.89%, 7/10/48 (b)		7,000	395,423
Commercial Mortgage Trust, Series 2015-LC19, Class XA, 1.38%, 2/10/48 (b)		1,596	139,831
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.94%, 2/10/34 (a)(b)		3,895	184,156
Series 2015-TEXW, Class XA, 0.90%, 2/10/34 (a)(b)		3,300	149,061
Series 2015-WEST, Class XA, 1.08%, 2/10/37 (a)(b)		1,600	121,440
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (a)(b)		23,189	124,735
WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Class XA, 1.61%, 3/15/47 (b)		1,624	128,878

			1,749,370
Total Non-Agency Mortgage-Backed Securities — 4.5%			3,922,979

U.S. Government Sponsored Agency Securities
Agency Obligations — 9.4%
Fannie Mae, 1.63%, 10/26/15		3,880	3,898,348
Federal Home Loan Bank:
1.95%, 7/24/18		1,820	1,822,013
4.00%, 4/10/28		500	544,433
Freddie Mac, 1.25%, 1/30/18		1,880	1,881,440

			8,146,234
Collateralized Mortgage Obligations — 0.5%
Ginnie Mae, Series 2014-107, Class WX, 6.85%, 7/20/39 (b)		337	399,036
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Freddie Mac:
Series K043, Class X1, 0.68%, 12/25/24 (b)		3,198	139,568
Series K718, Class X1, 0.77%, 1/25/22 (b)		2,199	81,279
Ginnie Mae:
Series 2002-83, Class IO, 0.00%, 10/16/42 (b)		1,122	11
Series 2003-109, Class IO, 0.00%, 11/16/43 (b)		3,520	35
Series 2003-17, Class IO, 0.00%, 3/16/43 (b)		2,517	25

			220,918

Portfolio Abbreviations

BRL	Brazilian Real	EURIBOR	Euro Interbank Offered Rate	OTC	Over-the-counter
CHF	Swiss Franc	IDR	Indonesian Rupiah	PLN	Polish Zloty
CLP	Chilean Peso	JPY	Japanese Yen	RUB	Russian Ruble
CNH	Chinese Yuan Offshore	LIBOR	London Interbank Offered Rate	TBA	To-be-announced
CNY	Chinese Yuan	MXN	Mexican Peso	USD	U.S. Dollar
EUR	Euro	MYR	Malaysian Ringit	ZAR	South African Rand

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	5

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities — 98.6%
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/30 (c)	USD	1,568	$1,586,995
3.00%, 4/01/29-7/01/45 (b)(c)		14,239	14,507,414
3.14%, 3/01/41 (b)		115	122,542
3.16%, 12/01/40 (b)		141	149,662
3.36%, 6/01/41 (b)		103	109,108
3.50%, 7/01/26-7/01/45 (c)		5,719	5,970,640
3.51%, 9/01/41 (b)		115	122,143
4.00%, 2/01/25-7/01/45 (c)		13,764	14,598,384
4.50%, 2/01/25-3/01/44		2,768	2,999,089
5.00%, 7/01/30-7/01/45 (c)		4,584	4,929,156
5.50%, 11/01/21-7/01/45 (c)		1,032	1,143,544
6.00%, 4/01/35-6/01/41		873	996,181
6.50%, 5/01/40		983	1,128,883
Freddie Mac Mortgage-Backed Securities:
3.00%, 1/01/43-7/01/45 (c)		5,511	5,484,508
3.02%, 2/01/41 (b)		136	144,995
3.50%, 4/01/42-7/01/45 (c)		3,638	3,744,025
4.00%, 8/01/44-7/01/45 (c)		5,303	5,606,716
4.50%, 2/01/39-7/01/45 (c)		1,185	1,279,463
5.00%, 8/01/40-7/01/45 (c)		646	713,407
5.50%, 6/01/41-7/01/45 (c)		501	560,681
8.00%, 12/01/29-7/01/30		60	71,431
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/45 (c)		2,600	2,624,524
3.50%, 12/15/42-7/15/45 (c)		6,326	6,575,110
4.00%, 9/20/40-7/15/45 (c)		3,262	3,461,093
4.50%, 5/20/41-2/15/42		4,074	4,442,030
5.00%, 12/15/38-7/15/45 (c)		747	827,604
5.50%, 1/15/34		1,203	1,388,634

			85,287,962
Total U.S. Government Sponsored Agency Securities — 108.7%			94,054,150

U.S. Treasury Obligations
U.S. Treasury Bonds, 3.00%, 5/15/45		7,223	7,078,928
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25		2,422	2,375,382
U.S. Treasury Notes:
0.63%, 5/31/17-6/30/17		2,980	2,979,096
0.88%, 6/15/17 (d)		5,600	5,625,374
1.25%, 10/30/18-2/29/20 (d)		8,190	8,101,699
1.50%, 10/31/19 (d)		1,180	1,180,645
1.63%, 6/30/20-11/15/22		4,969	4,929,208
1.88%, 5/31/22		3,285	3,248,556
2.13%, 6/30/22-5/15/25		5,955	5,918,634
2.50%, 8/15/23		1,610	1,644,715
2.38%, 8/15/24 (d)		1,478	1,486,270
Total U.S. Treasury Obligations — 51.5%			44,568,507
Total Long-Term Investments (Cost — $147,603,787) — 170.8%			147,823,753

		Shares	Value
Money Market Funds — 0.9%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (e)(f)		747,797	$747,797
Total Short-Term Securities (Cost — $747,797) — 0.9%			747,797

Options Purchased
(Cost — $34,864) — 0.0%			20,056
Total Investments Before TBA Sale Commitments and Options Written
(Cost — $148,386,448) — 171.7%			148,591,606

TBA Sale Commitments (c)
Fannie Mae Mortgage-Backed Securities:
3.00%, 7/01/30-7/01/45	USD	16,300	(16,398,146)
3.50%, 7/01/30-7/01/45		2,600	(2,725,200)
4.00%, 7/01/45		4,900	(5,191,454)
4.50%, 7/01/45		1,800	(1,945,969)
5.00%, 7/01/45		1,100	(1,214,749)
5.50%, 7/01/45		600	(673,688)
Freddie Mac Mortgage-Backed Securities:
3.50%, 7/01/45		1,600	(1,646,000)
4.00%, 7/01/45		2,300	(2,432,295)
5.00%, 7/01/45		500	(550,391)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/45		675	(681,381)
3.50%, 7/15/45		800	(830,195)
4.00%, 7/15/45		1,175	(1,245,202)
4.50%, 7/15/45		1,500	(1,617,422)
5.50%, 7/15/45		1,200	(1,351,312)
Total TBA Sale Commitments (Proceeds — $38,550,479) — (44.5)%			(38,503,404)

Options Written
(Premiums Received — $116,195) — (0.1)%			(103,895)
Total Investments Net of TBA Sale Commitments and Options Written — 127.1%			109,984,307
Liabilities in Excess of Other Assets — (27.1)%			(23,468,206)

Net Assets — 100.0%			$86,516,101

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents or includes a TBA transaction. As of June 30, 2015, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(1,175,719)	$6,547
BNP Paribas Securities Corp.	$436,028	$(1,831)
Citigroup Global Markets, Inc.	$443,465	$16,972
Credit Suisse Securities (USA) LLC	$3,526,332	$(18,221)
Deutsche Bank Securities, Inc.	$4,642,784	$(20,885)
Goldman Sachs & Co.	$444,330	$8,821
J.P. Morgan Securities LLC	$2,712,303	$(12,084)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(1,813,412)	$(1,351)
Morgan Stanley & Co. LLC	$2,728,853	$4,388
Nomura Securities International, Inc.	$(207,570)	$1,617
RBC Capital Markets, LLC	$(697,389)	$9,611
Wells Fargo Securities, LLC	$1,538,174	$(357)

(d)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(e)	During the six months ended June 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Net Activity	Shares Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	127,083	620,714	747,797	$1,099

(f)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	As of June 30, 2015, reverse repurchase agreements outstanding were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.21%	6/02/15	Open	$1,180,000	$1,180,193
BNP Paribas Securities Corp.	0.20%	6/10/15	Open	1,480,000	1,480,164
BNP Paribas Securities Corp.	0.09%	6/10/15	Open	1,610,000	1,610,080
BNP Paribas Securities Corp.	0.09%	6/10/15	Open	4,025,000	4,025,201
RBC Capital Markets, LLC	0.18%	6/10/15	Open	1,885,275	1,885,464
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(0.49%)	6/30/15	7/01/15	3,834,730	3,834,678
Total				$14,015,005	$14,015,780

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements in relation to the reverse repurchase agreements on the Statement of Assets and Liabilities is as follows:

	Remaining Contracted Maturity of the Agreements
Reverse Repurchase Agreements	Open/Demand[1]	Overnight	Up to 30 days	31-90 days	Greater Than 90 Days But Less Than One Year	Total
U.S. Treasury Obligations	$10,181,102	$3,834,678	—	—	—	$14,015,780

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	7

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

•	As of June 30, 2015, financial futures contracts outstanding were as follows:

Contracts Long (Short)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
	Australian Government Bonds
6	(10 Year)	Sydney	September 2015	USD	577,656	$ 3,607
(12)	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	2,989,050	(11,716)
	Euro-BTP Italian Government
4	Bonds Futures	Eurex	September 2015	USD	580,660	(10,551)
9	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	September 2015	USD	1,357,594	(18,876)
(52)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September 2015	USD	6,560,937	(27,411)
(15)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	September 2015	USD	3,284,063	(3,973)
33	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	September 2015	USD	3,935,508	15,547
(2)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	September 2015	USD	308,125	10,013
(35)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	8,703,188	(2,084)
22	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	5,460,400	7,682
(11)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	2,724,562	(2,557)
(3)	Euro Dollar Futures	Chicago Mercantile	September 2016	USD	741,375	(455)
(23)	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	5,671,225	(4,629)
(1)	Euro Dollar Futures	Chicago Mercantile	March 2017	USD	246,112	(94)
1	Euro Dollar Futures	Chicago Mercantile	June 2017	USD	245,662	74
10	Euro Dollar Futures	Chicago Mercantile	December 2017	USD	2,449,000	23,112
Total						$(22,311)

•	As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	10,181	USD	3,227	BNP Paribas S.A.	7/02/15	$ 45
BRL	19,164	USD	6,177	Citibank N.A.	7/02/15	(13)
BRL	19,242	USD	6,000	Citibank N.A.	7/02/15	184
BRL	19,431	USD	6,263	Citibank N.A.	7/02/15	(13)
BRL	28,715	USD	9,255	Citibank N.A.	7/02/15	(19)
BRL	14,747	USD	4,667	Deutsche Bank AG	7/02/15	73
BRL	15,725	USD	5,000	Goldman Sachs International	7/02/15	54
BRL	18,933	USD	6,000	Goldman Sachs International	7/02/15	85
BRL	18,978	USD	6,000	Goldman Sachs International	7/02/15	99
BRL	19,098	USD	6,000	Goldman Sachs International	7/02/15	138
BRL	22,117	USD	7,000	Goldman Sachs International	7/02/15	108
BRL	22,246	USD	7,000	Goldman Sachs International	7/02/15	150
BRL	28,044	USD	9,039	Goldman Sachs International	7/02/15	(19)
BRL	73,768	USD	23,333	Goldman Sachs International	7/02/15	375
BRL	19,019	USD	6,130	Royal Bank of Scotland PLC	7/02/15	(13)
BRL	12,468	USD	4,000	UBS AG	7/02/15	10
BRL	19,152	USD	6,000	UBS AG	7/02/15	155
BRL	154,674	USD	49,853	UBS AG	7/02/15	(104)
CLP	7,280,002	USD	11,392	BNP Paribas S.A.	7/02/15	(4)
CLP	5,579,010	USD	8,730	Credit Suisse International	7/02/15	(3)
CLP	7,290,263	USD	11,408	Credit Suisse International	7/02/15	(4)
CLP	7,322,702	USD	11,459	Credit Suisse International	7/02/15	(4)
CLP	9,799,965	USD	15,750	Credit Suisse International	7/02/15	(423)
CLP	1,420,313	USD	2,250	Deutsche Bank AG	7/02/15	(29)
CLP	21,653,800	USD	35,000	Deutsche Bank AG	7/02/15	(1,134)
CLP	5,728,500	USD	8,964	Goldman Sachs International	7/02/15	(3)
USD	3,282	BRL	10,181	BNP Paribas S.A.	7/02/15	7
USD	6,000	BRL	19,164	Citibank N.A.	7/02/15	(159)

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	6,000	BRL	19,431	Citibank N.A.	7/02/15	$ (245)
USD	6,202	BRL	19,242	Citibank N.A.	7/02/15	13
USD	9,000	BRL	28,715	Citibank N.A.	7/02/15	(229)
USD	4,753	BRL	14,747	Deutsche Bank AG	7/02/15	10
USD	5,068	BRL	15,725	Goldman Sachs International	7/02/15	11
USD	6,102	BRL	18,933	Goldman Sachs International	7/02/15	13
USD	6,117	BRL	18,978	Goldman Sachs International	7/02/15	13
USD	6,155	BRL	19,098	Goldman Sachs International	7/02/15	13
USD	7,128	BRL	22,117	Goldman Sachs International	7/02/15	15
USD	7,170	BRL	22,246	Goldman Sachs International	7/02/15	15
USD	9,000	BRL	28,044	Goldman Sachs International	7/02/15	(13)
USD	23,776	BRL	73,768	Goldman Sachs International	7/02/15	50
USD	6,000	BRL	19,019	Royal Bank of Scotland PLC	7/02/15	(113)
USD	4,019	BRL	12,468	UBS AG	7/02/15	8
USD	6,173	BRL	19,152	UBS AG	7/02/15	13
USD	48,227	BRL	154,674	UBS AG	7/02/15	(1,484)
USD	11,667	CLP	7,280,002	BNP Paribas S.A.	7/02/15	281
USD	9,000	CLP	5,579,010	Credit Suisse International	7/02/15	275
USD	11,667	CLP	7,290,263	Credit Suisse International	7/02/15	265
USD	11,667	CLP	7,322,702	Credit Suisse International	7/02/15	214
USD	15,335	CLP	9,799,965	Credit Suisse International	7/02/15	6
USD	2,223	CLP	1,420,313	Deutsche Bank AG	7/02/15	1
USD	33,885	CLP	21,653,800	Deutsche Bank AG	7/02/15	12
USD	9,000	CLP	5,728,500	Goldman Sachs International	7/02/15	39
IDR	120,600,000	USD	9,000	Standard Chartered Bank	7/06/15	34
MXN	99,864	USD	6,500	Citibank N.A.	7/06/15	(149)
USD	9,000	IDR	119,610,000	BNP Paribas S.A.	7/06/15	40
MXN	275,166	USD	17,500	Barclays Bank PLC	7/20/15	(20)
USD	301,873	MXN	4,529,000	Barclays Bank PLC	7/21/15	14,180
MYR	41,267	USD	11,000	Deutsche Bank AG	7/29/15	(90)
PLN	112,680	EUR	27,000	HSBC Bank PLC	7/29/15	(169)
USD	13,333	MYR	50,057	JPMorgan Chase Bank N.A.	7/29/15	98
ZAR	60,872	USD	5,000	Barclays Bank PLC	7/31/15	(25)
USD	4,000	BRL	12,610	UBS AG	8/04/15	(3)
RUB	403,340	USD	7,000	Société Générale	9/08/15	125
USD	7,000	RUB	406,245	Société Générale	9/08/15	(177)
CNH	1,148,096	USD	184,000	Bank of America N.A.	9/09/15	(84)
CNH	1,148,506	USD	184,000	Citibank N.A.	9/09/15	(18)
CNH	1,148,110	USD	184,000	Deutsche Bank AG	9/09/15	(81)
CNH	1,148,246	USD	184,000	Goldman Sachs International	9/09/15	(60)
CNH	1,148,214	USD	184,000	UBS AG	9/09/15	(65)
USD	614,555	CNY	3,871,832	BNP Paribas S.A.	9/09/15	(6,774)
USD	305,445	CNY	1,924,657	Deutsche Bank AG	9/09/15	(3,413)
CHF	27,686	USD	30,000	BNP Paribas S.A.	9/16/15	(296)
CHF	41,482	USD	45,000	BNP Paribas S.A.	9/16/15	(495)
CHF	55,309	USD	60,000	BNP Paribas S.A.	9/16/15	(660)
CHF	82,985	USD	90,000	BNP Paribas S.A.	9/16/15	(967)
CHF	143,055	USD	155,000	Goldman Sachs International	9/16/15	(1,518)
CHF	18,443	USD	20,000	UBS AG	9/16/15	(212)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	9

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	27,667	USD	30,000	UBS AG	9/16/15	$ (316)
EUR	27,122	USD	30,540	Goldman Sachs International	9/16/15	(269)
EUR	775,000	USD	872,158	Goldman Sachs International	9/16/15	(7,179)
JPY	40,389,327	USD	330,000	Goldman Sachs International	9/16/15	368
JPY	6,906,082	USD	56,000	TD Securities, Inc.	9/16/15	489
USD	140,112	CHF	130,629	Barclays Bank PLC	9/16/15	(37)
USD	193,258	CHF	180,198	Citibank N.A.	9/16/15	(73)
USD	96,629	CHF	90,068	Goldman Sachs International	9/16/15	(4)
USD	866,760	EUR	775,000	Bank of America N.A.	9/16/15	1,781
USD	14,642	EUR	13,000	BNP Paribas S.A.	9/16/15	133
USD	7,487	EUR	6,648	Citibank N.A.	9/16/15	68
USD	8,415	EUR	7,475	Citibank N.A.	9/16/15	72
USD	440,000	JPY	54,000,980	Royal Bank of Scotland PLC	9/16/15	(1,703)
Total						$(8,747)

•	As of June 30, 2015, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Euro Dollar 90-Day	Put	USD	98.75	9/11/15	70	$14,000
Euro Dollar 90-Day	Put	USD	98.25	9/11/15	70	1,313
Total						$15,313

•	As of June 30, 2015, OTC options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Value
USD Currency	Goldman Sachs Bank USA	Call	MXN	15.55	7/01/15	USD	13	$134
USD Currency	Citibank N.A.	Call	JPY	124.50	8/24/15	USD	800	4,609
Total								$4,743

•	As of June 30, 2015, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Euro Dollar 90-Day	Put	USD	98.50	9/11/15	140	$(7,875)

•	As of June 30, 2015, OTC interest rate swaptions written were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Citibank N.A.	Call	0.90%	Pay	6-month EURIBOR	9/18/15	EUR	2,060	$(9,365)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	3.45%	Pay	3-month LIBOR	5/09/16	USD	900	(66,591)
10-Year Interest Rate Swap	Citibank N.A.	Put	1.50%	Receive	6-month EURIBOR	9/18/15	EUR	2,060	(13,067)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.45%	Receive	3-month LIBOR	5/09/16	USD	900	(6,997)
Total									$(96,020)

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

•	As of June 30, 2015, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.26%[1]	3-month LIBOR	Chicago Mercantile	1/12/16[2]	1/12/17	USD	4,812	$ (16,960)
1.50%[1]	3-month LIBOR	Chicago Mercantile	N/A	2/28/19	USD	3,100	(22,883)
1.89%[1]	3-month LIBOR	Chicago Mercantile	10/05/15[2]	11/30/19	USD	1,000	(7,270)
1.89%[1]	3-month LIBOR	Chicago Mercantile	10/05/15[2]	11/30/19	USD	1,000	(7,385)
3.26%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/18/24	USD	2,100	(97,685)
2.50%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/27/25	USD	900	(15,355)
2.99%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/15/40	USD	600	(13,828)
2.39%[1]	3-month LIBOR	Chicago Mercantile	N/A	4/24/45	USD	265	28,169
2.38%[1]	3-month LIBOR	Chicago Mercantile	N/A	4/24/45	USD	135	14,651
2.74%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/08/45	USD	150	5,113
2.74%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/08/45	USD	150	4,969
2.69%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/27/45	USD	275	12,586
2.69%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/27/45	USD	275	12,467
Total							$(103,411)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

•	As of June 30, 2015, OTC interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Unrealized Appreciation
2.36%[1]	3-month LIBOR	Citibank N.A.	12/20/15	USD	2,200	$20,993	$20,993

[1]	Fund pays the floating rate and receives the fixed rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	11

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

As of June 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$2,579,282	$1,495,275	$4,074,557
Corporate Bonds	—	919,572	—	919,572
Foreign Government Obligations	—	283,988	—	283,988
Non-Agency Mortgage-Backed Securities	—	3,922,979	—	3,922,979
U.S. Government Sponsored Agency Securities	—	94,054,150	—	94,054,150
U.S. Treasury Obligations	—	44,568,507	—	44,568,507
Short-Term Securities:
Money Market Funds	$747,797	—	—	747,797
Options Purchased:
Foreign Currency Exchange Contracts	—	4,743	—	4,743
Interest Rate Contracts	15,313	—	—	15,313
Liabilities:
Investments:
TBA Sale Commitments	—	(38,503,404)	—	(38,503,404)

Total	$763,110	$107,829,817	$1,495,275	$110,088,202

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$20,138	—	$20,138
Interest rate contracts	$60,035	98,948	—	158,983
Liabilities:
Foreign currency exchange contracts	—	(28,885)	—	(28,885)
Interest rate contracts	(90,221)	(277,386)	—	(367,607)

Total	$(30,186)	$(187,185)	—	$(217,371)

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$991,057	—	—	$991,057
Foreign currency at value	49,657	—	—	49,657
Cash pledged for financial futures contracts	113,660	—	—	113,660
Cash pledged for centrally cleared swaps	428,950	—	—	428,950
Liabilities:
Reverse repurchase agreements	—	$(14,015,780)	—	(14,015,780)

Total	$1,583,324	$(14,015,780)	—	$(12,432,456)

During the six months ended June 30, 2015, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (concluded)	BlackRock U.S. Government Bond V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Asset-Backed Securities
Assets:
Opening Balance, as of December 31, 2014	—
Transfers into Level 3[1]	$1,480,996
Transfers out of Level 3	—
Accrued discounts/premiums	326
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)[2,3]	13,953
Purchases	—
Sales	—
Closing Balance, as of June 30, 2015	$1,495,275

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2015[3]	$13,953

[1]

As of December 31, 2014, the Fund used observable inputs in determining the value of certain investments. As of June 30, 2015, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $1,480,996 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	13

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)	BlackRock U.S. Government Bond V.I. Fund

Assets
Investments at value — unaffiliated (cost — $147,638,651)	$147,843,809
Investments at value — affiliated (cost — $747,797)	747,797
Cash	991,057
Cash pledged:
Financial futures contracts	113,660
Centrally cleared swaps	428,950
Foreign currency at value (cost — $49,950)	49,657
Receivables:
Investments sold	8,039,828
TBA sale commitments	38,550,479
Capital shares sold	59,356
Dividends — affiliated	117
Interest	295,640
From the Manager	30,925
Unrealized appreciation on forward foreign currency exchange contracts	20,138
Unrealized appreciation on OTC swaps	20,993
Variation margin receivable on financial futures contracts	6,539
Variation margin receivable on centrally cleared swaps	1,291
Prepaid expenses	221
Other assets	29,622

Total assets	197,230,079

Liabilities
Options written at value (premiums received — $116,195)	103,895
TBA sale commitments at value (proceeds — $38,550,479)	38,503,404
Reverse repurchase agreements	14,015,780
Payables:
Investments purchased payable	57,770,543
Capital shares redeemed payable	215
Distribution fees payable	157
Income dividends payable	138,685
Investment advisory fees payable	33,482
Officer’s and Directors’ fees payable	1,435
Other affiliates payable	505
Unrealized depreciation on forward foreign currency exchange contracts	28,885
Variation margin payable on financial futures contracts	9,571
Other accrued expenses payable	107,421

Total liabilities	110,713,978

Net Assets	$86,516,101

Net Assets Consist of
Paid-in capital	$90,036,400
Distributions in excess of net investment income	(304,972)
Accumulated net realized loss	(3,395,698)
Net unrealized appreciation (depreciation)	180,371

Net Assets	$86,516,101

Net Asset Value
Class I — Based on net assets of $85,691,900 and 8,328,344 shares outstanding, 300 million shares authorized, $0.10 par value	$10.29

Class III — Based on net assets of $824,201 and 80,161 shares outstanding, 100 million shares authorized, $0.10 par value	$10.28

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)	BlackRock U.S. Government Bond V.I. Fund

Investment Income:
Interest	$846,144
Dividends — affiliated	1,099

Total income	847,243

Expenses:
Investment advisory	225,533
Transfer agent	2,482
Transfer agent — Class I	93,951
Transfer agent — Class III	684
Professional	29,613
Custodian	27,658
Accounting Services	13,802
Officer and Directors	9,197
Printing	8,970
Distribution — Class III	1,153
Miscellaneous	9,333

Total expenses excluding interest expense	422,376
Interest expense	10,891

Total expenses	433,267
Less fees waived by the Manager	(14,254)
Less transfer agent fees reimbursed — Class I	(93,589)
Less transfer agent fees reimbursed — Class III	(434)

Total expenses after fees waived and reimbursed	324,990

Net investment income	522,253

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	265,880
Financial futures contracts	114,747
Options written	(195,887)
Swaps	(12,068)
Foreign currency transactions	136,763

309,435

Net change in unrealized appreciation (depreciation) on:
Investments	(728,982)
Financial futures contracts	(8,449)
Options written	48,497
Swaps	32,667
Foreign currency translations	(126,925)

(783,192)

Net realized and unrealized loss	(473,757)

Net Increase in Net Assets Resulting from Operations	$48,496

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	15

Statements of Changes in Net Assets	BlackRock U.S. Government Bond V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$522,253	$1,862,823
Net realized gain	309,435	2,736,436
Net change in unrealized appreciation (depreciation)	(783,192)	1,020,927

Net increase in net assets resulting from operations	48,496	5,620,186

Distributions to Shareholders From[1]
Net investment income:
Class I	(859,522)	(2,245,858)
Class III	(7,587)	(11,871)

Decrease in net assets resulting from distributions to shareholders	(867,109)	(2,257,729)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(6,389,829)	(13,081,287)

Net Assets
Total decrease in net assets	(7,208,442)	(9,718,830)
Beginning of period	93,724,543	103,443,373

End of period	$86,516,101	$93,724,543

Undistributed (distributions in excess of) net investment income, end of period	$(304,972)	$39,884

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Financial Highlights	BlackRock U.S. Government Bond V.I. Fund

	Class I
	Six Months Ended June 30, 2015		Year Ended December 31,
	(Unaudited)		2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.39		$10.04	$10.71	$10.76	$10.45	$9.99

Net investment income[1]	0.06		0.19	0.13	0.23	0.29	0.39
Net realized and unrealized gain (loss)	(0.06)		0.39	(0.48)	0.03	0.36	0.46

Net increase (decrease) from investment operations	—		0.58	(0.35)	0.26	0.65	0.85

Distributions from:[2]
Net investment income	(0.10)		(0.23)	(0.25)	(0.27)	(0.34)	(0.39)
Net realized gain	—		—	(0.07)	(0.04)	—	—

Total distributions	(0.10)		(0.23)	(0.32)	(0.31)	(0.34)	(0.39)

Net asset value, end of period	$10.29		$10.39	$10.04	$10.71	$10.76	$10.45

Total Return[3]
Based on net asset value	(0.02)%[4]		5.87%	(3.25)%	2.41%	6.31%	8.67%

Ratios to Average Net Assets
Total expenses	0.96%	[5]	0.89%	0.90%	0.83%	0.66%	0.75%

Total expenses after fees waived and/or reimbursed	0.72%	[5]	0.69%	0.69%	0.69%	0.66%	0.75%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.69%	[5]	0.66%	0.68%	0.68%	0.66%	0.63%

Net investment income	1.16%	[5]	1.88%	1.24%	2.13%	2.80%	3.68%

Supplemental Data
Net assets, end of period (000)	$85,692		$92,975	$103,218	$130,938	$145,886	$192,317

Portfolio turnover rate[6]	741%		1,388%	1,956%	1,529%	2,601%	3,289%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover is as follows:

	Six Months Ended June 30, 2015	Year Ended December 31,
	(Unaudited)	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	447%	956%	1,415%	1,119%	1,825%	2,400%

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	17

Financial Highlights (concluded)	BlackRock U.S. Government Bond V.I. Fund

	Class III
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Period July 15, 2013[1] to December 31, 2013		Period January 1, 2013 to July 9, 2013[2]		Period May 9, 2012[1] to December 31, 2012

Per Share Operating Performance
Net asset value, beginning of period	$10.39	$10.04	$10.19		$10.71		$10.77

Net investment income[3]	0.04	0.17	0.11		0.01		0.08
Net realized and unrealized gain (loss)	(0.07)	0.38	(0.09)		(0.38)		0.05

Net increase (decrease) from investment operations	(0.03)	0.55	0.02		(0.37)		0.13

Distributions from:[4]
Net investment income	(0.08)	(0.20)	(0.10)		(0.15)		(0.15)
Net realized gain	—	—	(0.07)		—		(0.04)

Total distributions	(0.08)	(0.20)	(0.17)		(0.15)		(0.19)

Net asset value, end of period	$10.28	$10.39	$10.04		$10.19		$10.71

Total Return[5]
Based on net asset value	(0.26)%[6]	5.56%	0.26%	[6]	(3.60)%[6]		1.24%	[6]

Ratios to Average Net Assets
Total expenses.	1.15% [7]	1.09%	0.86%	[7]	1.66%	[7]	1.14%	[7]

Total expenses after fees waived and/or reimbursed	1.02% [7]	1.00%	0.85%	[7]	0.85%	[7]	1.01%	[7]

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.00% [7]	0.98%	0.84%	[7]	0.85%	[7]	0.99%	[7]

Net investment income	0.85% [7]	1.63%	2.30%	[7]	0.25%	[7]	1.20%	[7]

Supplemental Data
Net assets, end of period (000)	$824	$750	$225		—	[2]	$29

Portfolio turnover rate[8]	741%	1,388%	1,956%		1,956%		1,529%

1	Recommencement of operations.

2	There were no Class III Shares outstanding from July 9, 2013 to July 14, 2013. On July 15, 2013, operations recommenced.

3	Based on average shares outstanding.

4	Distributions for annual periods determined in accordance with federal income tax regulations.

5	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

6	Aggregate total return.

7	Annualized.

8	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover is as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Period July 15, 2013 to December 31, 2013	Period January 1, 2013 to July 9, 2013	Period May 9, 2012 to December 31, 2012
Portfolio turnover rate (excluding MDRs)	447%	956%	1,415%	1,415%	1,119%

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (Unaudited)	BlackRock U.S. Government Bond V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock U.S. Government Bond V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares recommenced on May 9, 2012, were redeemed on July 9, 2013 and recommenced on July 15, 2013.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	19

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase transactions) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of the Fund and cash collateral

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	21

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Typically, the Fund is permitted to sell, repledge or use the collateral they receive; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

For the six months ended June 30, 2015, the average amount of transactions considered borrowings, which include reverse repurchase agreements, and the daily weighted average interest rates for the Fund were $21,007,481 and 0.05%, respectively.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of June 30, 2015, the following table is a summary of the Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Pledged	Net Amount
BNP Paribas Securities Corp.	$ 7,115,445	$ (7,115,445)	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	5,014,871	(5,014,871)	—	—
RBC Capital Markets, LLC	1,885,464	(1,885,464)	—	—

Total	$ 14,015,780	$(14,015,780)	—	—

[1]

Collateral with a value of $14,039,947 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as interest rate risk, foreign currency exchange rate risk or other risk (e.g., inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund invests in long and/or short positions in financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk and foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk).

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	23

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

The Fund may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Fund may invest in various types of barrier options including one-touch options. One-touch options provide the purchaser of the option an agreed-upon payout if the price of the underlying instrument reaches or surpasses a predetermined barrier price level prior to the option’s expiration date. Barrier options may also be referred to as knockout options. In a reverse knockout option, the option expires worthless if the price of the underlying instrument decreases beyond a predetermined barrier price level prior to the option’s expiration date.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

For the six months ended June 30, 2015, transactions in options written, including swaptions were as follows:

	Calls		Puts
	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received
Outstanding options, beginning of period	8,165	$216,638	—	9,740	$258,040
Options written	4,084	74,287	140	4,084	95,061
Options exercised	(925)	(8,329)	—	—	—
Options expired	—	—	—	(900)	(11,490)
Options closed	(8,364)	(234,886)	—	(9,964)	(273,126)

Outstanding options, end of period	2,960	$47,710	140	2,960	$68,485

[1]	Amount shown is in the currency in which the transaction was denominated.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward interest rate swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2015
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation (depreciation)[1]; Unrealized appreciation (depreciation) on OTC swaps; Investments at value — unaffiliated[2]; Options written at value	$174,296	$367,607
Foreign currency exchange contracts	Unrealized appreciation (depreciation) on foreign currency exchange contracts; Investments at value — unaffiliated[2]	24,881	28,885
Total		$199,177	$396,492

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2015
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation (Depreciation) on
Interest rate contracts:
Financial futures contracts	$114,747	$ (8,449)
Swaps	(12,068)	32,667
Options[3]	(220,020)	99,674
Foreign currency exchange contracts:
Foreign currency transactions/translations	383,073	(125,953)
Options[3]	49,445	(8,137)
Total	$315,177	$ (10,198)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	25

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

For the six months ended June 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — long	$13,492,589
Average notional value of contracts — short	$23,568,886
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,769,019
Average amounts sold — in USD	$1,898,205
Options:
Average value of option contracts purchased	$24,142
Average value of option contracts written	$3,938
Average notional value of swaption contracts purchased	$5,834,000
Average notional value of swaption contracts written	$8,660,595
Interest rate swaps:
Average notional value — pays fixed rate	$12,687,000
Average notional value — receives fixed rate	$2,200,000
Total return swaps:
Average notional value	$1,497,000

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

As of June 30, 2015, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$6,539	$9,571
Foreign currency exchange contracts	20,138	28,885
Options	20,0561	103,895
Swaps — Centrally cleared.	1,291	—
Swaps — OTC[2]	20,993	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$69,017	$142,351

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(23,143)	(17,446)

Total derivative assets and liabilities subject to an MNA	$45,874	$124,905

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

As of June 30, 2015, the following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A	$ 1,781	$ (84)	—	—	$ 1,697
Barclays Bank PLC	14,180	(82)	—	—	14,098
BNP Paribas S.A	506	(506)	—	—	—
Citibank N.A	25,939	(23,350)	—	—	2,589
Credit Suisse International	760	(434)	—	—	326
Deutsche Bank AG	96	(96)	—	—	—
Goldman Sachs Bank USA	134	—	—	—	134
Goldman Sachs International	1,546	(1,546)	—	—	—
JPMorgan Chase Bank N.A	98	—	—	—	98
Société Générale	125	(125)	—	—	—
Standard Chartered Bank	34	—	—	—	34
TD Securities, Inc.	489	—	—	—	489
UBS AG	186	(186)	—	—	—

Total	$45,874	$(26,409)	—	—	$19,465

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A	$ 84	$ (84)	—	—	—
Barclays Bank PLC	82	(82)	—	—	—
BNP Paribas S.A	9,196	(506)	—	—	8,690
Citibank N.A	23,350	(23,350)	—	—	—
Credit Suisse International	434	(434)	—	—	—
Deutsche Bank AG	78,335	(96)	—	—	78,239
Goldman Sachs International	9,065	(1,546)	—	—	7,519
HSBC Bank PLC	169	—	—	—	169
Royal Bank of Scotland PLC	1,829	—	—	—	1,829
Société Générale	177	(125)	—	—	52
UBS AG	2,184	(186)	—	—	1,998

Total	$124,905	$(26,409)	—	—	$98,496

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	27

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.50%
$1 Billion — $3 Billion	0.47%
$3 Billion — $5 Billion	0.45%
$5 Billion — $10 Billion	0.44%
Greater than $10 Billion	0.43%

The Manager has agreed to voluntarily waive 0.03% of its investment advisory fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. For the six months ended June 30, 2015, the amount waived was $722.

For the six months ended June 30, 2015, the Fund reimbursed the Manager $489 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

6. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$611,576,830	$655,912,096
U.S. Government Securities	$173,149,126	$163,844,972

For the six months ended June 30, 2015, purchases and sales related to mortgage dollar rolls were $311,393,382 and $311,405,547, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2014, the Fund had a capital loss carryforward of $3,638,010 available to offset future realized capital gains. This amount is not subject to expiration.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$148,454,352

Gross unrealized appreciation	$850,961
Gross unrealized depreciation	(713,707)

Net unrealized appreciation	$137,254

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	29

Notes to Financial Statements (concluded)	BlackRock U.S. Government Bond V.I. Fund

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
Class I	Shares	Amount	Shares	Amount
Shares sold	77,979	$813,741	140,430	$1,442,154
Shares issued in reinvestment of distributions	85,931	897,706	218,183	2,239,330
Shares redeemed	(786,029)	(8,196,817)	(1,684,285)	(17,287,049)

Net decrease	(622,119)	$(6,485,370)	(1,325,672)	$(13,605,565)

Class III	Shares	Amount	Shares	Amount
Shares sold	177,552	$1,854,996	395,893	$4,088,221
Shares issued in reinvestment of distributions	711	7,423	1,025	10,561
Shares redeemed	(170,280)	(1,766,878)	(347,183)	(3,574,504)

Net increase	7,983	$95,541	49,735	$524,278

Total Net Decrease	(614,136)	$(6,389,829)	(1,275,937)	$(13,081,287)

At June 30, 2015, 1,963 Class III Shares of the Fund were owned by affiliates.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Value Opportunities V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2015	BlackRock Value Opportunities V.I. Fund

Investment Objective

BlackRock Value Opportunities V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the six months ended June 30, 2015, the Fund outperformed its benchmark, the Standard & Poor’s (“S&P”) SmallCap 600® Value Index.

What factors influenced performance?

•

The Fund’s security selection in the energy sector, along with its underweight in oil & gas equipment & services companies, was the most significant contributor to performance. A small overweight in the consumer discretionary sector was additive to performance, as was stock selection within the group. Most notably, the Fund’s position in Men’s Warehouse, Inc. generated strong performance during the period. Individual stock selection within the technology, materials and financials sectors was also robust.

•

Stock selection in health care, which was not enough to overcome the benefit of a strong overweight in this outperforming sector, was the largest detractor from performance. Most of the adverse impact came from not owning several high-returning stocks in the health care providers &

services industry, the top performing area of the market. Stock selection within the industrials and utilities sectors also detracted from returns, particularly among professional services companies and electric utilities, respectively.

Describe recent portfolio activity.

•

The Fund’s weighting in the information technology and energy sectors increased during the period, while its allocations to financials (specifically real estate investment trusts) and health care decreased.

Describe portfolio positioning at period end.

•

The Fund continued to emphasize high quality, reasonably valued companies with strong balance sheets and the potential for rising market share and substantial growth. Relative to the S&P SmallCap 600® Value Index, the Fund ended the period with overweight positions in the health care and consumer discretionary sectors, and it was underweight in the industrials and consumer staples sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Financials	23%
Industrials	17
Information Technology	15
Consumer Discretionary	14
Health Care	12
Materials	6
Energy	6
Utilities	5
Consumer Staples	2

For Fund compliance purposes, the Fund’s classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

BlackRock Value Opportunities V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests primarily in common stocks of small cap companies and emerging growth companies that the investment advisor believes have special investment value.

[3]	An unmanaged index that is a subset of the S&P 600® Index and consists of those stocks in the S&P 600® Index exhibiting the strongest value characteristics.

Performance Summary for the Period Ended June 30, 2015

		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	2.67%	0.60%	17.33%	7.66%
Class II4	2.56	0.40	17.15	7.49
Class III[4]	2.53	0.37	17.08	7.38
S&P SmallCap 600® Value Index	0.78	3.75	17.50	8.73

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$1,026.70	$4.52	$1,000.00	$1,020.33	$4.51	0.90%
Class II	$1,000.00	$1,025.60	$5.37	$1,000.00	$1,019.49	$5.36	1.07%
Class III	$1,000.00	$1,025.30	$5.47	$1,000.00	$1,019.39	$5.46	1.09%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	3

Disclosure of Expenses	BlackRock Value Opportunities V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Value Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.3%
Aerojet Rocketdyne Holdings, Inc. (a)(b)	121,400	$2,502,054
American Science & Engineering, Inc.	14,299	626,439
Esterline Technologies Corp. (a)	13,100	1,248,954
The KEYW Holding Corp. (a)(b)	10,600	98,792
Moog, Inc., Class A (a)	21,200	1,498,416
Teledyne Technologies, Inc. (a)	14,400	1,519,344
Triumph Group, Inc.	20,084	1,325,343

		8,819,342
Air Freight & Logistics — 0.8%
UTi Worldwide, Inc. (a)(b)	221,557	2,213,354
Auto Components — 1.3%
Dorman Products, Inc. (a)	25,544	1,217,427
Tenneco, Inc. (a)	38,212	2,194,897

		3,412,324
Automobiles — 0.1%
Thor Industries, Inc.	6,658	374,712
Banks — 9.7%
Bank of Hawaii Corp. (b)	16,300	1,086,884
CenterState Banks, Inc.	156,400	2,112,964
FCB Financial Holdings, Inc., Class A (a)	66,700	2,121,060
First BanCorp Puerto Rico (a)	173,000	833,860
First Financial Bancorp	131,900	2,366,286
First Horizon National Corp.	167,100	2,618,457
NBT Bancorp, Inc.	13,400	350,678
Opus Bank	59,087	2,137,768
PrivateBancorp, Inc.	51,300	2,042,766
S&T Bancorp, Inc.	85,300	2,524,027
TriState Capital Holdings, Inc. (a)	178,000	2,301,540
United Bankshares, Inc. (b)	76,300	3,069,549
United Community Banks, Inc./GA	110,400	2,304,048

		25,869,887
Beverages — 0.7%
Cott Corp.	197,452	1,931,081
Biotechnology — 0.1%
MannKind Corp. (a)(b)	24,212	137,766
XOMA Corp. (a)(b)	5,307	20,591

		158,357
Building Products — 0.8%
Continental Building Products, Inc. (a)	103,300	2,188,927
Capital Markets — 1.1%
Financial Engines, Inc. (b)	38,100	1,618,488
FXCM, Inc., Class A (b)	61,700	89,465
Investment Technology Group, Inc.	48,300	1,197,840

		2,905,793
Chemicals — 3.6%
Axiall Corp.	43,207	1,557,612
Huntsman Corp.	65,700	1,449,999
Kraton Performance Polymers, Inc. (a)	112,077	2,676,399
OM Group, Inc.	43,000	1,444,800
Stepan Co.	44,500	2,407,895

		9,536,705
Commercial Services & Supplies — 0.9%
Matthews International Corp., Class A	42,632	2,265,464
Communications Equipment — 1.2%
ARRIS Group, Inc. (a)	46,908	1,435,385
JDS Uniphase Corp. (a)	149,100	1,726,578

		3,161,963

Common Stocks	Shares	Value
Construction & Engineering — 2.6%
EMCOR Group, Inc.	84,200	$4,022,234
MYR Group, Inc. (a)	79,900	2,473,704
Orion Marine Group, Inc. (a)	43,656	315,196

		6,811,134
Consumer Finance — 0.8%
Cash America International, Inc. (b)	76,500	2,003,535
Enova International, Inc. (a)	7,106	132,740

		2,136,275
Diversified Consumer Services — 0.5%
Lincoln Educational Services Corp.	217,462	439,273
Regis Corp. (a)	59,340	935,198

		1,374,471
Electric Utilities — 3.1%
ALLETE, Inc.	71,300	3,307,607
El Paso Electric Co.	91,400	3,167,924
PNM Resources, Inc.	70,000	1,722,000

		8,197,531
Electrical Equipment — 0.1%
AZZ, Inc.	7,200	372,960
Electronic Equipment, Instruments & Components — 6.1%
Anixter International, Inc. (a)	28,400	1,850,260
FARO Technologies, Inc. (a)	6,400	298,880
Ingram Micro, Inc., Class A (a)	70,429	1,762,838
Newport Corp. (a)	62,156	1,178,478
OSI Systems, Inc. (a)	37,893	2,682,445
Plexus Corp. (a)	87,100	3,821,948
Rofin-Sinar Technologies, Inc. (a)	57,517	1,587,469
SYNNEX Corp. (b)	41,434	3,032,554

		16,214,872
Energy Equipment & Services — 2.3%
Patterson-UTI Energy, Inc.	91,400	1,719,691
Superior Energy Services, Inc.	104,000	2,188,160
TETRA Technologies, Inc. (a)(b)	361,800	2,308,284

		6,216,135
Food & Staples Retailing — 1.3%
Smart & Final Stores, Inc. (a)	61,700	1,102,579
SUPERVALU, Inc. (a)	295,915	2,393,952

		3,496,531
Food Products — 0.5%
Pinnacle Foods, Inc.	28,043	1,277,078
Gas Utilities — 2.0%
The Laclede Group, Inc.	28,700	1,494,122
Northwest Natural Gas Co.	35,400	1,493,172
South Jersey Industries, Inc.	90,600	2,240,538

		5,227,832
Health Care Equipment & Supplies — 9.0%
Accuray, Inc. (a)(b)	411,465	2,773,274
Hansen Medical, Inc. (a)(b)	1,372,774	1,256,088
Invacare Corp.	179,558	3,883,840
Merit Medical Systems, Inc. (a)	175,280	3,775,531
NuVasive, Inc. (a)	100,728	4,772,493
OraSure Technologies, Inc. (a)	410,315	2,211,598
Tandem Diabetes Care, Inc. (a)	148,196	1,606,445
Thoratec Corp. (a)	85,679	3,818,713

		24,097,982

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	5

Schedule of Investments (continued)	BlackRock Value Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Providers & Services — 1.8%
Landauer, Inc.	27,767	$989,616
Owens & Minor, Inc. (b)	113,832	3,870,288

		4,859,904
Hotels, Restaurants & Leisure — 2.5%
Bloomin’ Brands, Inc.	64,164	1,369,901
Interval Leisure Group, Inc.	58,415	1,334,783
La Quinta Holdings, Inc. (a)	90,697	2,072,426
Papa John’s International, Inc.	23,424	1,771,089

		6,548,199
Household Durables — 0.5%
Taylor Morrison Home Corp., Class A (a)	69,103	1,406,937
Insurance — 2.7%
Argo Group International Holdings Ltd.	38,320	2,134,424
Fidelity & Guaranty Life	53,800	1,271,294
Heritage Insurance Holdings, Inc. (a)	89,300	2,053,007
Maiden Holdings Ltd.	82,300	1,298,694
Safety Insurance Group, Inc.	8,285	478,127

		7,235,546
IT Services — 1.3%
Acxiom Corp. (a)	89,000	1,564,620
CSG Systems International, Inc.	62,625	1,982,708

		3,547,328
Life Sciences Tools & Services — 0.6%
Pacific Biosciences of California, Inc. (a)	280,664	1,616,625
Machinery — 6.1%
Actuant Corp., Class A	131,900	3,045,571
Albany International Corp., Class A	58,200	2,316,360
Astec Industries, Inc.	23,000	961,860
Barnes Group, Inc.	84,200	3,282,958
CIRCOR International, Inc.	33,971	1,852,439
Crane Co.	22,200	1,303,806
The Manitowoc Co., Inc. (b)	38,900	762,440
RBC Bearings, Inc. (a)	29,200	2,095,392
Standex International Corp.	8,000	639,440

		16,260,266
Media — 1.6%
AMC Entertainment Holdings, Inc., Class A	44,161	1,354,859
Carmike Cinemas, Inc. (a)	49,627	1,317,101
Live Nation Entertainment, Inc. (a)	56,546	1,554,450

		4,226,410
Metals & Mining — 1.8%
Haynes International, Inc.	56,905	2,806,555
Materion Corp.	21,514	758,370
Rubicon Minerals Corp. (a)	1,295,244	1,360,006

		4,924,931
Multiline Retail — 1.0%
Fred’s, Inc., Class A	140,963	2,719,176
Oil, Gas & Consumable Fuels — 3.2%
Bill Barrett Corp. (a)(b)	141,535	1,215,786
Callon Petroleum Co. (a)	201,500	1,676,480
Emerald Oil, Inc. (a)(b)	15,765	67,001
Oasis Petroleum, Inc. (a)	140,156	2,221,473
SM Energy Co.	71,200	3,283,744

		8,464,484
Paper & Forest Products — 0.9%
PH Glatfelter Co.	110,300	2,425,497
Professional Services — 0.8%
Kforce, Inc.	96,700	2,211,529

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) — 5.4%
Armada Hoffler Properties, Inc.	142,688	$1,425,453
CyrusOne, Inc.	117,201	3,451,569
Education Realty Trust, Inc. (b)	71,913	2,255,192
LTC Properties, Inc.	62,738	2,609,901
Pennsylvania Real Estate Investment Trust	123,106	2,627,082
Rouse Properties, Inc. (b)	128,409	2,099,487

		14,468,684
Real Estate Management & Development — 1.2%
Marcus & Millichap, Inc. (a)	71,900	3,317,466
Semiconductors & Semiconductor Equipment — 2.8%
DSP Group, Inc. (a)	144,000	1,487,520
Exar Corp. (a)(b)	111,100	1,086,558
Microsemi Corp. (a)	98,000	3,425,100
Ultratech, Inc. (a)	74,000	1,373,440

		7,372,618
Software — 3.4%
Bottomline Technologies, Inc. (a)	114,445	3,182,715
Mentor Graphics Corp.	78,600	2,077,398
PTC, Inc. (a)	59,000	2,420,180
Zynga, Inc., Class A (a)	453,500	1,297,010

		8,977,303
Specialty Retail — 4.2%
DSW, Inc., Class A	40,042	1,336,202
Genesco, Inc. (a)	21,622	1,427,701
Kirkland’s, Inc.	46,053	1,283,497
The Men’s Wearhouse, Inc.	79,653	5,103,368
Penske Automotive Group, Inc.	38,266	1,994,041

		11,144,809
Textiles, Apparel & Luxury Goods — 2.6%
Crocs, Inc. (a)	129,944	1,911,476
G-III Apparel Group Ltd. (a)	33,006	2,321,972
Oxford Industries, Inc.	21,012	1,837,499
Vera Bradley, Inc. (a)(b)	69,374	781,845

		6,852,792
Thrifts & Mortgage Finance — 1.6%
Brookline Bancorp, Inc.	195,500	2,207,195
Essent Group Ltd. (a)	74,200	2,029,370

		4,236,565
Trading Companies & Distributors — 1.6%
Applied Industrial Technologies, Inc.	56,600	2,244,190
DXP Enterprises, Inc. (a)	42,800	1,990,200

		4,234,390
Total Common Stocks — 99.5%		265,312,169

Warrants (c)
Biotechnology — 0.0%
MannKind Corp. (Issued/exercisable 2/06/12, 0.6 Share for 1 Warrant, Expires 2/08/16, Strike Price $2.40)	53,200	107,411
XOMA Corp. (Issued/exercisable 3/09/12, 0.50 Share for 1 Warrant, Expires 3/09/17, Strike Price $1.76)	47,650	51,462
Total Warrants — 0.0%		158,873
Total Long-Term Investments (Cost — $235,823,473) — 99.5%		265,471,042

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Value Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (d)(e)	1,880,423	$1,880,423

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.23% (d)(e)(f)	$16,744	16,743,966
Total Short-Term Securities (Cost — $18,624,389) — 7.0%		18,624,389

Value
Total Investments (Cost — $254,447,862) — 106.5%	$284,095,431
Liabilities in Excess of Other Assets — (6.5)%	(17,411,252)

Net Assets — 100.0%	$266,684,179

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(d)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2014	Net Activity	Shares/Beneficial Interest Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,536,061	(655,638)	1,880,423	$1,092
BlackRock Liquidity Series, LLC, Money Market Series	$22,645,608	$(5,901,642)	$16,743,966	$152,313	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	7

Schedule of Investments (concluded)	BlackRock Value Opportunities V.I. Fund

As of June 30, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$265,312,169	—	—	$265,312,169
Warrants[1]	107,411	$51,462	—	158,873
Short-Term Securities	1,880,423	16,743,966	—	18,624,389

Total	$267,300,003	$16,795,428	—	$284,095,431

[1] See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$396,284	—	—	$396,284
Liabilities:
Collateral on securities loaned at value	—	$(16,743,966)	—	(16,743,966)

Total	$396,284	$(16,743,966)	—	$(16,347,682)

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)	BlackRock Value Opportunities V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $16,339,573) (cost — $235,823,473)	$265,471,042
Investments at value — affiliated (cost — $18,624,389)	18,624,389
Cash	396,284
Receivables:
Investments sold	2,327,998
Dividends — unaffiliated	206,449
From the Manager	44,830
Securities lending income — affiliated	14,574
Capital shares sold	7,096
Dividends — affiliated	178
Prepaid expenses	622

Total assets	287,093,462

Liabilities
Collateral on securities loaned at value	16,743,966
Payables:
Investments purchased	3,205,860
Investment advisory fees	167,367
Capital shares redeemed	95,896
Distribution fees	2,044
Officer’s and Directors’ fees	1,647
Other affiliates	1,443
Other accrued expenses payable	191,060

Total liabilities	20,409,283

Net Assets	$266,684,179

Net Assets Consist of
Paid-in capital	223,845,496
Undistributed net investment income	110,147
Accumulated net realized gain	13,080,971
Net unrealized appreciation (depreciation)	29,647,565

Net Assets	$266,684,179

Net Asset Value
Class I — Based on net assets of $255,423,375 and 9,229,168 shares outstanding, 100 million shares authorized, $0.10 par value	$27.68

Class II — Based on net assets of $3,704,983 and 134,225 shares outstanding, 100 million shares authorized, $0.10 par value	$27.60

Class III — Based on net assets of $7,555,821 and 339,100 shares outstanding, 10 million shares authorized, $0.10 par value	$22.28

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	9

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)	BlackRock Value Opportunities V.I. Fund

Investment Income
Dividends — unaffiliated	$1,146,222
Securities lending — affiliated — net	152,313
Dividends — affiliated	1,092
Foreign taxes withheld	(3,554)

Total income	1,296,073

Expenses
Investment advisory	1,004,461
Transfer agent	599
Transfer agent — Class I	227,097
Transfer agent — Class II	3,739
Transfer agent — Class III	7,923
Accounting services	31,610
Professional	28,291
Custodian	21,756
Distribution — Class II	2,760
Distribution — Class III	9,608
Officer and Directors	10,372
Printing	7,973
Miscellaneous	6,915

Total expenses	1,363,104
Less fees waived by the Manager	(998)
Less transfer agent fees reimbursed — Class I	(137,325)
Less transfer agent fees reimbursed — Class II	(2,084)
Less transfer agent fees reimbursed — Class III	(7,538)

Total expenses after fees waived and reimbursed	1,215,159

Net investment income	80,914

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	8,843,352
Foreign currency transactions	(1,870)

8,841,482

Net change in unrealized appreciation (depreciation) on:
Investments	(1,854,040)
Foreign currency translations	(4)

(1,854,044)

Net realized and unrealized gain	6,987,438

Net Increase in Net Assets Resulting from Operations	$7,068,352

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Statements of Changes in Net Assets	BlackRock Value Opportunities V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$80,914	$1,010,205
Net realized gain	8,841,482	45,863,341
Net change in unrealized appreciation (depreciation)	(1,854,044)	(32,735,512)

Net increase in net assets resulting from operations	7,068,352	14,138,034

Distributions to Shareholders From[1]
Net investment income:
Class I	—	(673,029)
Class II	—	(2,387)
Class III	—	(9,977)
Net realized gain:
Class I	—	(17,110,220)
Class II	—	(247,624)
Class III	—	(642,158)

Decrease in net assets resulting from distributions to shareholders	—	(18,685,395)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(13,011,009)	(15,635,691)

Net Assets
Total decrease in net assets	(5,942,657)	(20,183,052)
Beginning of period	272,626,836	292,809,888

End of period	$266,684,179	$272,626,836

Undistributed net investment income, end of period	$110,147	$29,233

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	11

Financial Highlights	BlackRock Value Opportunities V.I. Fund

	Class I
	Six Months
	Ended
	June 30, 2015	Year Ended December 31,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$26.96	$27.48	$19.39	$17.16	$17.66	$13.79

Net investment income[1]	0.01	0.10	0.09	0.09	0.07	0.08
Net realized and unrealized gain (loss)	0.71	1.35	8.13	2.23	(0.50)	3.87

Net increase (decrease) from investment operations	0.72	1.45	8.22	2.32	(0.43)	3.95

Distributions from:[2]
Net investment income	—	(0.08)	(0.13)	(0.09)	(0.07)	(0.08)
Net realized gain	—	(1.89)	—	—	—	—

Total distributions	—	(1.97)	(0.13)	(0.09)	(0.07)	(0.08)

Net asset value, end of period	$27.68	$26.96	$27.48	$19.39	$17.16	$17.66

Total Return[3]
Based on net asset value	2.67%[4]	5.22%	42.40%	13.54%	(2.43)%	28.69%[5]

Ratios to Average Net Assets
Total expenses	1.01%[6]	1.02%	1.00%	0.95%	0.84%	0.84%

Total expenses after fees waived and reimbursed	0.90%[6]	0.90%	0.90%	0.87%	0.84%	0.84%

Net investment income	0.07%[6]	0.37%	0.37%	0.48%	0.37%	0.54%

Supplemental Data
Net assets, end of period (000)	$255,423	$260,860	$279,345	$213,871	$216,551	$255,596

Portfolio turnover rate	29%	57%	66%	47%	45%	55%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes proceeds received from a settlement litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 28.32%.

[6]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Financial Highlights (continued)	BlackRock Value Opportunities V.I. Fund

	Class II
	Six Months
	Ended
	June 30, 2015	Year Ended December 31,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$26.91	$27.43	$19.35	$17.13	$17.62	$13.76

Net investment income (loss)[1]	(0.01)	0.05	0.05	0.06	0.04	0.06
Net realized and unrealized gain (loss)	0.70	1.34	8.12	2.22	(0.49)	3.86

Net increase (decrease) from investment operations	0.69	1.39	8.17	2.28	(0.45)	3.92

Distributions from:[2]
Net investment income	—	(0.02)	(0.09)	(0.06)	(0.04)	(0.06)
Net realized gain	—	(1.89)	—	—	—	—

Total distributions	—	(1.91)	(0.09)	(0.06)	(0.04)	(0.06)

Net asset value, end of period	$27.60	$26.91	$27.43	$19.35	$17.13	$17.62

Total Return[3]
Based on net asset value	2.56%[4]	5.03%	42.25%	13.31%	(2.55)%	28.50%[5]

Ratios to Average Net Assets
Total expenses	1.18%[6]	1.19%	1.14%	1.16%	0.99%	0.99%

Total expenses after fees waived and reimbursed	1.07%[6]	1.07%	1.04%	1.04%	0.99%	0.99%

Net investment income (loss)	(0.11)%[6]	0.20%	0.22%	0.31%	0.21%	0.38%

Supplemental Data
Net assets, end of period (000)	$3,705	$3,764	$4,701	$3,968	$3,980	$5,143

Portfolio turnover rate	29%	57%	66%	47%	45%	55%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes proceeds received from a settlement litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 28.13%

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	13

Financial Highlights (concluded)	BlackRock Value Opportunities V.I. Fund

	Class III
	Six Months
	Ended
	June 30, 2015	Year Ended December 31,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$21.73	$22.50	$15.90	$14.09	$14.50	$11.35

Net investment income (loss)[1]	(0.01)	0.04	0.02	0.04	0.02	0.05
Net realized and unrealized gain (loss)	0.56	1.11	6.67	1.83	(0.40)	3.16

Net increase (decrease) from investment operations	0.55	1.15	6.69	1.87	(0.38)	3.21

Distributions from:[2]
Net investment income	—	(0.03)	(0.09)	(0.06)	(0.03)	(0.06)
Net realized gain	—	(1.89)	—	—	—	—

Total distributions	—	(1.92)	(0.09)	(0.06)	(0.03)	(0.06)

Net asset value, end of period	$22.28	$21.73	$22.50	$15.90	$14.09	$14.50

Total Return[3]
Based on net asset value	2.53%[4]	5.07%	42.08%	13.28%	(2.61)%	28.31%[5]

Ratios to Average Net Assets
Total expenses	1.29%[6]	1.25%	1.32%	1.21%	1.09%	1.09%

Total expenses after fees waived and reimbursed	1.09%[6]	1.09%	1.09%	1.08%	1.09%	1.09%

Net investment income (loss)	(0.12)%[6]	0.18%	0.13%	0.28%	0.11%	0.37%

Supplemental Data
Net assets, end of period (000)	$7,556	$8,002	$8,764	$11,262	$10,571	$11,700

Portfolio turnover rate	29%	57%	66%	47%	45%	55%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes proceeds received from a settlement litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 27.96%.

[6]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (Unaudited)	BlackRock Value Opportunities V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Value Opportunities V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”)(generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	15

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

As of June 30, 2015, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$7,229	$(7,229)	—
BNP Paribas S.A.	1,001,626	(1,001,626)	—
Citigroup Global Markets, Inc.	1,154,123	(1,154,123)	—
Deutsche Bank Securities, Inc.	22,235	(22,235)	—
Goldman Sachs & Co.	944,489	(944,489)	—
JP Morgan Securities LLC	5,843,580	(5,843,580)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	372,123	(372,123)	—
Morgan Stanley	4,646,493	(4,646,493)	—
National Financial Services LLC	101,950	(101,950)	—
UBS Securities LLC	2,245,725	(2,245,725)	—

Total	$16,339,573	$(16,339,573)	—

[1]

Collateral with a value of $16,743,966 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any.

For the six months ended June 30, 2015, the Fund reimbursed the Manager $1,380 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	17

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.09%
Class III	0.01%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.25% for Class I, 1.40% for Class II and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Directors.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2015, the Fund paid BIM $60,712 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the six months ended June 30, 2015, the purchase and sales transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $457,923 and $2,764,091, respectively.

5. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments, excluding short-term securities, were $76,091,141 and $87,893,684, respectively.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$254,953,335

Gross unrealized appreciation	$42,223,573
Gross unrealized depreciation	(13,081,477)

Net unrealized appreciation	$29,142,096

7. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Fund did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2015, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class I

Shares sold	145,883	$3,936,205	272,829	$7,619,384
Shares issued in reinvestment of distributions	—	—	654,708	17,783,249
Shares redeemed	(591,660)	(16,154,747)	(1,419,005)	(39,638,942)

Net decrease	(445,777)	$(12,218,542)	(491,468)	$(14,236,309)

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015	19

Notes to Financial Statements (concluded)	BlackRock Value Opportunities V.I. Fund

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class II

Shares sold	6,242	$168,845	587	$16,056
Shares issued in reinvestment of distributions	—	—	9,221	250,011
Shares redeemed	(11,873)	(322,558)	(41,367)	(1,141,813)

Net decrease	(5,631)	$(153,713)	(31,559)	$(875,746)

Class III

Shares sold	6,988	$152,765	55,250	$1,262,539
Shares issued in reinvestment of distributions	—	—	29,788	652,135
Shares redeemed	(36,175)	(791,519)	(106,184)	(2,438,310)

Net decrease	(29,187)	$(638,754)	(21,146)	$(523,636)

Total Net Decrease	(480,595)	$(13,011,009)	(544,173)	$(15,635,691)

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income and a long-term capital gain distribution in the following amounts per share on July 17, 2015 to shareholders of record on July 15, 2015:

	Net Investment Income	Long-Term Capital Gain
Class I	$0.003730	$0.489079
Class II	$0.003730	$0.489079
Class III	$0.003730	$0.489079

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Variable Series Funds, Inc. (the “Corporation”) met in person on April 14, 2015 (the “April Meeting”) and May 12-13, 2015 (the “May Meeting”) to consider the approval of the Corporation’s investment advisory agreements (collectively, the “Advisory Agreements”) between the Corporation, on behalf of BlackRock Basic Value V.I. Fund (the “Basic Value V.I. Fund”), BlackRock Capital Appreciation V.I. Fund (the “Capital Appreciation V.I. Fund”), BlackRock Equity Dividend V.I. Fund (the “Equity Dividend V.I. Fund”), BlackRock Global Allocation V.I. Fund (the “Global Allocation V.I. Fund”), BlackRock Global Opportunities V.I. Fund (the “Global Opportunities V.I. Fund”), BlackRock High Yield V.I. Fund (the “High Yield V.I. Fund”), BlackRock International V.I. Fund (the “International V.I. Fund”), BlackRock iShares Alternative Strategies V.I. Fund (the “iShares Alternative Strategies V.I. Fund”), BlackRock iShares Dynamic Allocation V.I. Fund (the “iShares Dynamic Allocation V.I. Fund”), BlackRock iShares Dynamic Fixed Income V.I. Fund (the “iShares Dynamic Fixed Income V.I. Fund”), BlackRock iShares Equity Appreciation V.I. Fund (the “iShares Equity Appreciation V.I. Fund), BlackRock Large Cap Core V.I. Fund (the “Large Cap Core V.I. Fund”), BlackRock Large Cap Growth V.I. Fund (the “Large Cap Growth V.I. Fund”), BlackRock Large Cap Value V.I. Fund (the “Large Cap Value V.I. Fund”), BlackRock Managed Volatility V.I. Fund (the “Managed Volatility V.I. Fund”), BlackRock Money Market V.I. Fund (the “Money Market V.I. Fund”), BlackRock S&P 500 Index V.I. Fund (the “S&P 500 Index V.I. Fund”), BlackRock Total Return V.I. Fund (the “Total Return V.I. Fund”), BlackRock U.S. Government Bond V.I. Fund (the “U.S. Government Bond V.I. Fund”) and BlackRock Value Opportunities V.I. Fund (the “Value Opportunities V.I. Fund”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and (a) BlackRock International Limited; (b) BlackRock Asset Management North Asia Limited; and (c) BlackRock (Singapore) Limited (collectively, the “Sub-Advisors”), respectively, with respect to the Funds, as applicable. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the April and May Meetings, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) each Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper,1 and for the Large Cap Growth Fund, a customized peer group selected by BlackRock, and for the S&P 500 Index V.I. Fund, the gross investment performance of the Fund as compared with its benchmark, and for Equity Dividend V.I. Fund, Global Allocation V.I. Fund and Managed Volatility V.I. Fund, certain performance metrics; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to each Fund, as applicable, each for a one-year term ending June 30, 2016. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the

1 Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category, and for the Large Cap Growth V.I. Fund, the customized peer group selected by BlackRock, and for the S&P 500 Index V.I. Fund, the gross investment performance of the Fund as compared with its benchmark, and for Equity Dividend V.I. Fund, Global Allocation V.I. Fund and Managed Volatility V.I. Fund, certain performance metrics. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Basic Value V.I. Fund ranked in the third, second and third quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Basic Value V.I. Fund’s underperformance during the one- and five-year periods. The Board was informed that, among other things, the portfolio management team continued to find value in more cyclically-oriented, higher beta stocks, at the beginning of 2014. However, during the fall of 2014, major macroeconomic developments drove stock prices rather than business fundamentals. Weak economic data from both China and Germany combined to suggest that the global economy was on shaky ground. These developments led to a shift in sentiment and expectations which produced unexpected declines in both the price of oil and U.S. 10-Year Treasury yields, which caused some extreme movements in U.S. equities and underperformance within the portfolio. The Board and BlackRock also discussed BlackRock’s strategy for improving the Basic Value V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Basic Value V.I. Fund’s portfolio managers in seeking to do so.

The Board noted that for each of the one-, three- and five-year periods reported, the Capital Appreciation V.I. Fund ranked in the fourth quartile, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods. The Board was informed that, among other things, the portfolio’s aggressive positioning generated relative underperformance as investors sold more volatile, high growth holdings in favor of more defensive dividend yielding companies. The decision to position the portfolio aggressively in 2011 and maintain the aggressive positioning throughout the year and into 2012 was very costly, as avoiding risk and playing defense was the recipe for outperformance. The Capital Appreciation V.I. Fund’s performance during these periods was also hampered by relatively poor stock selection across several sectors, as the Fund maintained a bias toward riskier and higher growth stocks.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Capital Appreciation V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to do so. BlackRock and the Board previously had concurred, given the Capital Appreciation V.I. Fund’s poor historical performance, in changing the portfolio management team. Both BlackRock and the Board are hopeful that these changes will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the Capital Appreciation V.I. Fund’s performance.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board noted that for the one-, three- and five-year periods reported, the Equity Dividend V.I. Fund ranked in the second, fourth and fourth quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three- and five-year periods. The Board was informed that, among other things, underperformance was primarily generated by the Fund’s structural low beta combined with negative alpha from stock selection and sector allocation decisions. The Fund’s focus on dividend growth also proved to be a headwind as peer funds that focus on high dividend yield have generally performed well as investors have searched for yield in the low rate environment, and multiple expansion has subsequently occurred in bond-like sectors such as utilities and real estate investment trusts (REITs). The Board also noted a comparison of the Equity Dividend V.I. Fund performance relative to certain other performance metrics that reflect the Fund’s performance in light of its outcome-oriented objective. BlackRock believes that these additional performance metrics are appropriate given the Equity Dividend V.I. Fund’s objective. BlackRock and the Board previously had concurred in making changes within the portfolio management team. Both BlackRock and the Board are hopeful that these changes will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the Equity Dividend V.I. Fund’s performance.

The Board noted that for the one-, three- and five-year periods reported, the Global Allocation V.I. Fund ranked in the fourth, third and fourth quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods. The Board was informed that, among other things, major detractors from performance during the one-, three- and five-year periods included stock selection and an underweight in the U.S., stock selection in Canada (largely attributed to gold-related securities), an overweight position to select emerging market countries such as Russia and Brazil, and an underweight to fixed income, notably U.S. Treasuries. Additionally, an overweight to cash negatively impacted performance as global equity and fixed income markets broadly advanced over the period. The Board also noted a comparison of the Global Allocation V.I. Fund’s performance relative to certain other performance metrics that reflect the Fund’s performance in light of its outcome-oriented objective. BlackRock believes that these additional performance metrics are appropriate given the Global Allocation V.I. Fund’s objective.

The Board noted that for each of the one-, three- and five-year periods reported, the Global Opportunities V.I. Fund ranked in the fourth quartile, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Global Opportunities V.I. Fund’s underperformance during these periods. The Board was informed that, among other things, the primary detractor of performance for the one-, three-and five-year periods was the Global Opportunities V.I. Fund’s overweight bias to Europe, focusing on companies geared for economic recovery in the periphery and improved real estate markets in the U.K. and Ireland. The Global Opportunities V.I. Fund also had a beta-adjusted overweight bias to Japan, primarily in financial companies poised to benefit from the reflationary policies of the Bank of Japan. Additionally, the Global Opportunities V.I. Fund’s notable underweight bias to emerging markets detracted from the Fund’s performance during these periods.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Global Opportunities V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to do so.

The Board noted that for each of the one-, three- and five-year periods reported, the High Yield V.I. Fund ranked in first quartile against its Lipper Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the International V.I. Fund ranked in the second, third and fourth quartiles, respectively, against its Lipper Performance Universe. The Board noted the International V.I. Fund’s improved performance during the one-year period.

The Board and BlackRock reviewed and discussed the reasons for the International V.I. Fund’s underperformance during the three- and five-year periods. The Board was informed that, among other things, the primary driver of underperformance for the three-year period was the strategy’s high quality bias, particularly during the third quarter of 2012. The team’s modestly defensive positioning stemmed from the expectation of a persistent environment of low and fragile growth. The primary driver of underperformance for the five-year period is attributable to the value bias of the previous management team. In 2010, the historical bias led to under exposure to emerging markets and growth-based companies, both of which performed well that year.

The Board and BlackRock also discussed BlackRock’s strategy for improving the International V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the International V.I. Fund’s portfolio managers in seeking to do so.

The Board noted that for the since-inception period reported, the iShares Alternative Strategies V.I. Fund ranked in the first quartile against its Lipper Performance Universe.

The Board noted that for the since-inception period reported, the iShares Dynamic Allocation V.I. Fund ranked in the third quartile against its Lipper Performance Universe. The Board was informed that, among other things, the primary detractor of performance for the since-inception period was the iShares Dynamic Allocation V.I. Fund’s lower equity and higher fixed income allocation compared to the funds in the Lipper Performance Universe. European and Australian equity, and the energy sector, underperformed in the period since Fund inception. Allocations to these regions and sectors impacted the overall model performance. Within fixed income, the allocation to high yield debt underperformed. The Board and BlackRock also discussed BlackRock’s strategy for improving the iShares Dynamic Allocation V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to do so.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board noted that for the since-inception period reported, the iShares Dynamic Fixed Income V.I. Fund ranked in the second quartile against its Lipper Performance Universe.

The Board noted that for the since-inception period reported, the iShares Equity Appreciation V.I. Fund ranked in the fourth quartile against its Lipper Performance Universe. The Board was informed that, among other things, the primary detractor of performance for the since-inception period was the iShares Equity Appreciation V.I. Fund’s lower allocation to U.S. equities compared to the funds in the Lipper Performance Universe. European and Australian equity, and the energy sector, underperformed in the period since Fund inception. Allocations to these regions and sectors impacted the overall model performance. The Board and BlackRock also discussed BlackRock’s strategy for improving the iShares Equity Appreciation V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to do so.

The Board noted that for the one-, three- and five-year periods reported, the Large Cap Core V.I. Fund ranked in the second, third and fourth quartiles, respectively, against its Lipper Performance Universe. The Board noted the Large Cap Core V.I. Fund’s improved performance during the one-year period. The Board and BlackRock reviewed and discussed the reasons for the Large Cap Core V.I. Fund’s underperformance during the three- and five-year periods. The Board was informed that, among other things, the primary detractor of performance for the three- and five-year periods was the Large Cap Core V.I. Fund’s bias towards higher-beta, lower-cap securities during de-risking periods of market decline and higher volatility. Compounding this effect was the Large Cap Core V.I. Fund’s overweight bias to momentum, which struggled greatly in the volatile risk-on/risk-off environment. The Board and BlackRock also discussed BlackRock’s strategy for improving the Large Cap Core V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to do so.

The Board noted that for the one-, three- and five-year periods reported, the Large Cap Growth V.I. Fund ranked in the first, second and first quartiles, respectively, against its Customized Lipper Peer Group. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for the Large Cap Growth V.I. Fund.

The Board noted that for the one-, three- and five-year periods reported, the Large Cap Value V.I. Fund ranked in the second, third and fourth quartiles, respectively, against its Lipper Performance Universe. The Board noted the Large Cap Value V.I. Fund’s improved performance during the one-year period. The Board and BlackRock reviewed and discussed the reasons for the Large Cap Value V.I. Fund’s underperformance during the three- and five-year periods The Board and BlackRock reviewed and discussed the reasons for the Large Cap Value V.I. Fund’s underperformance during the three-and five-year periods. The Board was informed that, among other things, the primary detractor of performance for the three- and five-year periods was the Large Cap Value V.I. Fund’s bias towards higher-beta, lower-cap securities during de-risking periods of market decline and higher volatility. Compounding this effect was the Large Cap Value V.I. Fund’s overweight bias to momentum, which struggled greatly in the volatile risk-on/risk-off environment. The Board and BlackRock also discussed BlackRock’s strategy for improving the Large Cap Value V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to do so.

The Board noted that for the one-, three- and five-year periods reported, the Managed Volatility V.I. Fund ranked in the second, second and first quartiles, respectively, against its Lipper Performance Universe. The Board also noted a comparison of the Managed Volatility V.I. Fund’s performance relative to certain other performance metrics that reflect the Fund’s performance in light of its outcome-oriented objective. BlackRock believes that these additional performance metrics are appropriate given the Managed Volatility V.I. Fund’s objective.

The Board noted that for the one-, three- and five-year periods reported, the Money Market V.I. Fund ranked in the first, third, and third quartiles, respectively, against its Lipper Performance Universe. Additionally the Board noted that the Money Market V.I. Fund performed within the one basis point threshold of its Lipper Performance Universe peer median for the three- and five-year periods. The Board reviewed the Money Market V.I. Fund’s performance within the context of the low yield environment that has existed over the past few years.

The quartile standing of the Money Market V.I. Fund in its Lipper Performance Universe takes into account the Fund’s current yield only. The Board believes that a money market fund can only be understood holistically, accounting for current yield and risk. While the Board reviews the Money Market V.I. Fund’s current yield performance, it also examines the liquidity, duration, and credit quality of the Fund’s portfolio. In the Board’s view, BlackRock’s money market funds have performed well over the one-, three- and five-year periods given BlackRock’s emphasis on preserving capital and seeking as high a level of current income as is consistent with liquidity while simultaneously managing risk. The Board noted that effective on or about September 1, 2015, the Money Market V.I. Fund would undergo a change in its investment strategy, and in that connection would change its name from BlackRock Money Market V.I. Fund to BlackRock Government Money Market V.I. Fund.

The Board noted that for each of the one-, three- and five-year periods reported, the S&P 500 Index V.I. Fund’s gross performance (before fees and expenses) was within tolerance of its benchmark index. BlackRock believes that gross performance relative to the benchmark is an appropriate performance metric for the S&P 500 Index V.I. Fund.

The Board noted that for the one-, three- and five-year periods reported, the Total Return V.I. Fund ranked in the first, second and first quartiles, respectively, against its Lipper Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the U.S. Government Bond V.I. Fund ranked in the first, second and second quartiles, respectively, against its Lipper Performance Universe.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board noted that for each of the one-, three- and five-year periods reported, the Value Opportunities V.I. Fund ranked in the second quartile, against its Lipper Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Basic Value V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Basic Value V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Basic Value V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Basic Value V.I. Fund on a class-by-class basis.

The Board noted that the Capital Appreciation V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Capital Appreciation V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Capital Appreciation V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Capital Appreciation V.I. Fund on a class-by-class basis.

The Board noted that the Equity Dividend V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the Equity Dividend V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Equity Dividend V.I. Fund’s total

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expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Equity Dividend V.I. Fund on a class-by-class basis.

The Board noted that the Global Allocation V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the Global Allocation V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Global Allocation V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Global Allocation V.I. Fund on a class-by-class basis.

The Board noted that the Global Opportunities V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and fourth quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Global Opportunities V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Global Opportunities V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. After discussion between the Board, including the independent Board Members, and BlackRock, the Board and BlackRock agreed to a lower contractual expense cap on a class-by-class basis. The cap became effective on June 1, 2015. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Global Opportunities V.I. Fund on a class-by-class basis.

The Board noted that the High Yield V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the High Yield V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Fund, combined with the assets of Total Return V.I. Fund, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the High Yield V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the High Yield V.I. Fund on a class-by-class basis.

The Board noted that the International V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the International V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the International V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the International V.I. Fund on a class-by-class basis.

The Board noted that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board also noted that the iShares Alternative Strategies V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board further noted that the iShares Alternative Strategies V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has contractually agreed to a cap on the iShares Alternative Strategies V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board also noted that the iShares Dynamic Allocation V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board further noted that the iShares Dynamic Allocation V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has contractually agreed to a cap on the iShares Dynamic Allocation V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board also noted that the iShares Dynamic Fixed Income V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board further noted that the iShares Dynamic Fixed Income V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has contractually agreed to a cap on the iShares Dynamic Fixed Income V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board also noted that the iShares Equity Appreciation V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that the iShares Equity Appreciation V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has contractually agreed to a cap on the iShares Equity Appreciation V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Large Cap Core V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Large Cap Core V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Large Cap Core V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Large Cap Core V.I. Fund on a class-by-class basis.

The Board noted that the Large Cap Growth V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the Large Cap Growth V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Large Cap Growth V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Large Cap Growth V.I. Fund on a class-by-class basis.

The Board noted that the Large Cap Value V.I. Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board determined that the Large Cap Value V.I. Fund’s contractual management fee rate was appropriate in light of the median contractual management fee rate paid by the Fund’s Expense Peers. The Board also noted that the Large Cap Value V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Large Cap Value V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by the Large Cap Value V.I. Fund. The waiver became effective on June 1, 2012. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver. Finally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Large Cap Value V.I. Fund on a class-by-class basis.

The Board noted that the Managed Volatility V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Managed Volatility V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Managed Volatility V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Finally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Managed Volatility V.I. Fund on a class-by-class basis. In addition, the Board noted that BlackRock had agreed to a lower contractual expense cap on a class-by-class basis. The contractual expense cap reduction became effective on June 1, 2014. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the contractual cap.

The Board noted that the Money Market V.I. Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Fund’s Expense Peers. The Board reviewed the Money Market V.I. Fund’s expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Board also noted that the Money Market V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Money Market V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Money Market V.I. Fund on a class-by-class basis. Finally, the Board noted that, to enable the Money Market V.I. Fund to maintain minimum levels of daily net investment income, BlackRock has voluntarily agreed to waive a portion of its fees and/or reimburse the Fund’s operating expenses as necessary. This waiver and/or reimbursement may be discontinued at any time without notice.

The Board noted that the S&P 500 Index V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that BlackRock has contractually agreed to a cap on the S&P 500 Index V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock had contractually agreed to waive a portion of the advisory fee payable by the S&P 500 Index V.I. Fund. Finally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the S&P 500 Index V.I. Fund on a class-by-class basis.

The Board noted that the Total Return V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Total Return V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the

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Fund, combined with the assets of High Yield V.I. Fund, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Total Return V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Total Return V.I. Fund on a class-by-class basis.

The Board noted that the U.S. Government Bond V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and fourth quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the U.S. Government Bond V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the U.S. Government Bond V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the U.S. Government Bond V.I. Fund on a class-by-class basis. Additionally, the Board noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by the U.S. Government Bond V.I. Fund. The waiver became effective on June 1, 2014. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver.

The Board noted that the Value Opportunities V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Value Opportunities V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Value Opportunities V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Value Opportunities V.I. Fund on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to participate in these economies of scale, for example through the use of breakpoints, in the case of the S&P 500 Index V.I. Fund, or, in the case of each other Fund, revised breakpoints in the advisory fee based upon the asset level of the Fund, and in the case of High Yield V.I. Fund and Total Return V.I. Fund, based on the combined assets of those two Funds. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that, except with respect to the Money Market V.I. Fund, it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2016, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to each Fund, as applicable, for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Officers and Directors

Robert M. Hernandez, Chairman of the Board and Director

Fred G. Weiss, Vice Chairman of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Valerie G. Brown, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Robert Fairbairn, Director

Kenneth A. Froot, Director

Henry Gabbay, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Officer of the Corporation and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Corporation.

Effective as of the close of business on May 13, 2015, Valerie G. Brown and Donald C. Opatrny were appointed to serve as Directors of the Corporation.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock International Limited[1] Edinburgh, United Kingdom	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc.	Custodians The Bank of New York Mellon[3] New York, NY 10286
	BlackRock Asset Management North Asia Limited[2] Hong Kong	Wilmington, DE 19809	Brown Brothers Harriman & Co.[4] Boston, MA 02109

BlackRock (Singapore) Limited[2] 079912 Singapore

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

1For BlackRock International V.I. Fund and BlackRock Managed Volatility V.I Fund.

2For BlackRock Managed Volatility V.I. Fund.

3For all Funds except BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

4For BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com/prospectus/insurance and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com/prospectus/insurance, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2015

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the BlackRock Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

VS-6/15-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date:	August 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date:	August 25, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Variable Series Funds, Inc.

Date:	August 25, 2015

3